UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05084

MoA Funds Corporation

(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y. 10022

(Address of principal executive offices) (Zip code)

Chris W. Festog

Chairman of the Board, Chief Executive Officer and Principal Executive Officer

MoA Funds Corporation

320 Park Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code:

(212) 224-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Explanatory Note:

The purpose of this amended filing is to correct a typographical error to the aggregate audit fees under Item 4(a). Other than the aforementioned revision, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders follows:

DECEMBER 31, 2023

MoA Funds Annual Report

Equity Funds

•	MoA Small Cap Value Fund (MAVKX)

•	MoA Mid Cap Value Fund (MAMVX)

•	MoA Small Cap Growth Fund (MAGKX)

•	MoA International Fund (MAIFX)

•	MoA Equity Index Fund (MAEIX)

•	MoA Mid Cap Equity Index Fund (MAMEX)

•	MoA Small Cap Equity Index Fund (MASOX)

•	MoA Catholic Values Index FundTM (MACCX)

•	MoA All America Fund (MAAKX)

Fixed Income Funds

•	MoA Intermediate Bond Fund (MAMBX)

•	MoA Core Bond FundTM (MABDX)

•	MoA Money Market Fund (MAAXX)

Asset Allocation Funds

•	MoA Conservative Allocation Fund (MACAX)

•	MoA Moderate Allocation Fund (MAMOX)

•	MoA Aggressive Allocation Fund (MAANX)

•	MoA Balanced Fund (MACHX)

Target Date Funds

•	MoA Retirement Income Fund (MARMX)

•	MoA Clear Passage 2015 FundTM (MURFX)

•	MoA Clear Passage 2020 FundTM (MURGX)

•	MoA Clear Passage 2025 FundTM (MURHX)

•	MoA Clear Passage 2030 FundTM (MURIX)

•	MoA Clear Passage 2035 FundTM (MURJX)

•	MoA Clear Passage 2040 FundTM (MURLX)

•	MoA Clear Passage 2045 FundTM (MURMX)

•	MoA Clear Passage 2050 FundTM (MURNX)

•	MoA Clear Passage 2055 FundTM (MUROX)

•	MoA Clear Passage 2060 FundTM (MURPX)

•	MoA Clear Passage 2065 FundTM (MURQX)

On October 16, 2023, the Funds listed above were re-branded as the MoA Funds. Further details, including changes in individual fund names, can be found in Note 1 to the financial statements contained within this report.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. MoA Funds distributed by Foreside Fund Services, LLC.

NOT FDIC INSURED ● MAY LOSE VALUE ● NO BANK GUARANTEE

moafunds.com

MOA FUNDS

We are pleased to present the MoA Funds Corporation (formerly, Mutual of America Investment Corporation; the “Investment Company”) Annual Report. This Report includes important information regarding the performance and financial position of the Investment Company’s Funds for the year ended December 31, 2023.

Economic and Market Perspective

Following unprecedented market turbulence in 2022, the conclusion of 2023 resulted in positive outcomes for both the stock and bond markets. Investors, initially bracing for a recession, were pleasantly surprised by a resilient economy, robust consumer spending, strong employment trends and favorable inflation data.

Despite low expectations by investors heading into 2023, stocks had an impressive year — the S&P 500® Index (S&P 500) gained 26.3%, the Dow Jones Industrial Average surpassed 37,000, and the Nasdaq Composite soared 44%, fueled by companies with exposure to artificial intelligence. The year-end rally, marking the S&P 500’s longest winning streak since January 2004, provided a welcome boost to various assets. Higher bond yields, which initially concerned money managers, didn’t dampen the rally. In October, the 10-year Treasury yield hit 5% for the first time in 16 years, before retreating to 3.88% by year-end.

Despite challenges such as the U.S. Federal Reserve (Fed) raising interest rates, a regional banking crisis and geopolitical tensions, the markets defied predictions, hinting that the worst of these challenges are behind us. As we step into 2024, the world’s financial markets will keenly observe how these narratives unfold amid the ever-changing global economics, geopolitics and the U.S. presidential election.

Equities Rock and Roll

From the end of July through late October, the U.S. stock market experienced a 10% correction, despite improving economic conditions. However, a robust rally ensued after softer inflation data in the October Consumer Price Index (CPI) and dovish remarks from the Fed fueled investor confidence in a potential soft landing of the economy. In the fourth quarter, the S&P 500 surged 11.7%, and the Russell 2000® Index gained a notable 14%, driven by a substantial 12.2% increase in December. Examining the Russell 1000® Growth and Russell 1000® Value Indexes, growth outperformed by 4% in the fourth quarter and by an impressive 31% for the year.

Equity investors navigated substantial volatility in the last two years, enduring a significant market selloff in 2022 followed by a robust yet turbulent rebound in 2023. Even with a strong 2023, the S&P 500 was up just 1.7%, and the Nasdaq was down 1.2% on an annualized basis for the combined last two years. It is worth noting, however, that the S&P 500 continued to shine in the first month of 2024, and on January 19, finished at 4,839.81 to set an all-time closing high, surpassing the previous mark of 4,796.56 from January 3, 2022.

A notable development in 2023 was the focus on the Magnificent Seven (Apple, Microsoft, Alphabet, Amazon, NVIDIA, Tesla and Meta Platforms), which contributed approximately 62% to the S&P 500’s returns through December 31, 2023, a shift from nearly 100% in late October. In fact, the equally weighted S&P 500 was down through October, but a strong rally in November and December lifted the index so that it was up 13.8% for the year. This suggests a broadening of equity market performance.

Many investors anticipate this trend continuing into 2024, supported by compelling arguments. Notably, valuations for the equally weighted S&P 500 and S&P Small Cap 600 appear more attractive, with forward earnings multiples of 16.2x and 14.4x, respectively — both below their 10-year historical averages. In contrast, the S&P 500 currently trades at 19.7x, notably exceeding its 10-year historical average of 17.9x.

10-Year Treasury Yield Does a Round Trip

As the fourth quarter of 2023 approached, the Bloomberg U.S. Aggregate Index faced the prospect of marking its third consecutive negative year, an unprecedented occurrence. However, a “relief” rally in November and December propelled the index to a positive return of 6.8%, concluding the year 5.5% higher. Similar positive outcomes were observed in the Bloomberg U.S. Corporate Index, which returned 8.5% for the year.

By contrast, 2-year bond returns have less favorable results — the Bloomberg Aggregate Index and the Bloomberg Corporate Index declined by 8.2% and 8.5%, respectively. Despite a modest gain of 3% in long-term Treasuries in 2023, it remains one of the poorest-performing asset classes for the two-year period, during which it was down 26%. Notably, amid significant interest rate volatility, the 10-Year Treasury yield commenced and concluded the year nearly unchanged, at 3.875% and 3.879%, respectively, with the yield curve action concentrated at the short end. The only weakness that we spotted was in West Texas Intermediate Crude Oil futures, which fell 21.1% in the fourth quarter and 10.7% overall for the year.

Has the Fed Tamed Inflation without Hurting Employment?

Recently, economists have introduced the term “immaculate disinflation.” This unofficial term is used to depict a scenario where inflation subsides without triggering a surge in unemployment. It has also become synonymous with a soft landing.

Traditionally, accomplishing this has been challenging due to the well-studied “sacrifice ratio,” which suggests that reducing inflation incurs economic costs, typically seen as higher unemployment. In brief, the ratio is essentially the cost of combating inflation.

On the inflation front, utilizing the Fed’s preferred measure of core personal consumption expenditures (PCE), the annualized inflation rate dropped to 2.9% in December. Core PCE, which peaked 18 months ago, has declined as swiftly as it surged, challenging the notion of inflation being “sticky”—the idea that it falls more slowly than it rises. Non-core PCE and the CPI registered 2.6% and 3.4%, respectively, in December, rapidly approaching the Fed’s 2% target rate for inflation. This suggests that the Fed is making progress toward achieving its mandate of price stability in the coming months.

Turning to employment, the Fed’s secondary mandate, the unemployment rate, has consistently stayed below 4.0% since the initiation of interest rate hikes in March 2022. December’s unemployment rate held steady at 3.7%, resulting in an average rate of 3.6% for 2023, mirroring the 2022 average. This unprecedented 23-month streak below 4% indicates a persistently tight labor market. Some economists and investors speculate that the Fed has orchestrated a soft landing or immaculate disinflation by meeting both mandates. However, Fed officials exercise caution, awaiting inflation to sustain the central bank’s 2% target, recognizing that achieving this without a substantial rise in unemployment would be viewed as a near miracle by Fed Chair Jerome Powell and his colleagues.

Fed Officials and Investors Have Divergent Views on Rates

Anticipating a sustained easing in inflation, there’s a possibility that the Federal Open Market Committee (FOMC) will gradually start adjusting policy rates around mid-2024. The Fed’s current projection suggests three rate cuts for 2024, aiming for a year-end Federal Funds Rate ranging from 4.50% to 4.75%, down from the current target of 5.25% to 5.50%. Despite nearly two years of raising rates for price stability, the Fed seems to be signaling the end of that effort. Investors, however, anticipate a more aggressive approach, with six cuts totaling 1.25 percentage points, beginning as early as March 2024, creating a divergence from the Fed’s outlook. This disparity could introduce volatility to both equity and bond markets. Regardless, the Fed’s quantitative tightening, with a monthly removal of $95 billion, is expected to continue throughout 2024, withdrawing approximately $1 trillion from the economy in the next year.

Gross Domestic Product Is Resilient – No Recession Here

Following a robust 2.8% performance in 2023, including 3.3% growth in the fourth quarter, it is anticipated that the Gross Domestic Product (GDP) growth will ease to a 1.4% pace in 2024. The significant role of consumer spending, constituting 70% of GDP, adds importance to monitoring this indicator. Recent holiday shopping trends reflected modesty, with consumers displaying caution and actively seeking bargains. Several factors, such as reduced excess saving, stagnant wage growth, low saving rates and diminished pent-up demand, could contribute to a continued slowdown in consumer spending in 2024. Emerging indicators, including the resumption of student loan payments and a rise in subprime auto and credit card delinquencies, suggest potential stress for certain consumers. According to a Bloomberg economic forecast survey, the consensus points toward a lower GDP in 2024 compared to 2023, but this appears to be in no way recessionary.

Housing Continues to Be “Frozen”

With housing affordability metrics hitting a 40-year low in 2023 and 75% of mortgages secured at 4% or below, the U.S. housing market is essentially stagnant or frozen. Since 2020, housing affordability has plummeted by 47%, reaching levels near the lowest on record since 1986. Real residential investment experienced a notable 12% decline at a seasonally adjusted annual rate over the past six quarters. Despite a 6% rise in home values in 2023, resulting in nearly all-time highs due to tight supply and historically low vacancies, the market faces vulnerability in 2024 if mortgage rates, which dropped from above 8% to around 6% by year-end, don’t return to 3%.

Commercial Real Estate Troubles Loom

The office sector has transformed due to widespread work-from-home and hybrid office policies. Companies, reevaluating space needs, are downsizing, leading to reduced demand and lower rent rates. Concurrently, small and regional banks lending in commercial real estate are tightening standards amid rising interest rates. A substantial volume of commercial mortgages, with maturity approaching, will have to refinance at significantly higher rates. It is estimated that $1.2 trillion of commercial loans will need to be refinanced this year and next. This convergence presents a perfect storm, foreseeing lower valuations, increased loan defaults and potential foreclosures.

Supply Chains Continue to Adjust

In the last year, with the alleviation of inventory constraints and reduced shipping costs, supply-chain focus has transitioned from short-term tactics to long-term strategies emphasizing cost reduction and resilience. Legislation like the CHIPS and Science Act and the Inflation Reduction Act, both of which were enacted in 2022, incentivizes specific strategic industries — such as semiconductors and renewables — to bring production onshore. Consequently, there has been a noticeable increase in business investment in high-tech manufacturing structures over the past year. Looking ahead, global supply-chain adaptations are anticipated to proceed cautiously, especially now that companies have a better appreciation of how quickly supply-chain disruptions can squeeze their operating margins.

Geopolitics Are Plentiful

On the global front, persistent trade tensions with China, the ongoing Russia-Ukraine conflict and instability in the Middle East carried over from 2023 and are likely to contribute to ongoing uncertainties and risks in 2024. Although the direct impact on the U.S. economy has been limited, the overarching concern lies in the potential for a supply shock in essential commodities or goods — such as energy, food or semiconductors — leading to substantial market disruption. The upcoming U.S. presidential election in November may exert a more significant influence on geopolitics than recent cycles, given the current backdrop of heightened political tensions in the U.S.

Summary and Outlook

In 2023, the financial markets defied initial expectations, with both stock and bond markets experiencing positive outcomes by year-end. Despite concerns of a recession, a resilient economy, robust consumer spending and favorable inflation data led to impressive stock market gains, marked by the S&P 500’s longest winning streak since 2004. Equities faced challenges but navigated volatility, with a notable focus on the Magnificent Seven tech giants contributing to market performance. The 10-year Treasury yield ended where it started the year, with positive returns in the fourth quarter, but 2-year bond returns reflected less favorable results. Amid these developments, the Federal Reserve’s efforts to tame inflation without harming employment prompted discussions of a potential soft landing.

Looking ahead to 2024, there are diverging views between Fed officials and investors regarding policy rates. While the FOMC anticipates a gradual normalization with three rate cuts, investors are betting on a more aggressive approach, potentially adding volatility to both equity and bond markets. The GDP has been resilient, with a projected slowdown in 2024, but there appear to be no signs of a recession. However, challenges persisted in the housing market, characterized by affordability concerns and a “frozen” state. Commercial real estate faced troubles due to changes in the office sector and refinancing challenges. Meanwhile, supply chains continued to adjust, with a focus on long-term strategies, and geopolitics remained a source of uncertainty, particularly with trade tensions and conflicts influencing market dynamics as the world approached the 2024 U.S. presidential election.

With these key issues in mind, investors should continue to expect a sustained period of uncertainty in the financial markets and economy.

The total return performance (net of expenses) for each of the Funds is reflected below:

Total Returns — Year Ended December 31, 2023

MoA Equity Index Fund	26.12%
MoA All America Fund	20.33%
MoA Small Cap Value Fund	9.59%
MoA Small Cap Growth Fund	15.63%
MoA Small Cap Equity Index Fund	15.87%
MoA Mid Cap Value Fund	6.96%
MoA Mid Cap Equity Index Fund	16.25%
MoA Balanced Fund	15.07%
MoA International Fund	19.55%
MoA Catholic Values Index FundTM	26.37%
MoA Retirement Income Fund	9.91%
MoA Clear Passage 2015 FundTM	10.55%
MoA Clear Passage 2020 FundTM	11.83%
MoA Clear Passage 2025 FundTM	13.59%
MoA Clear Passage 2030 FundTM	15.25%
MoA Clear Passage 2035 FundTM	17.26%
MoA Clear Passage 2040 FundTM	18.87%
MoA Clear Passage 2045 FundTM	19.64%
MoA Clear Passage 2050 FundTM	19.94%
MoA Clear Passage 2055 FundTM	19.98%
MoA Clear Passage 2060 FundTM	20.19%
MoA Clear Passage 2065 FundTM	20.50%
MoA Conservative Allocation Fund	11.22%
MoA Moderate Allocation Fund	15.34%
MoA Aggressive Allocation Fund	17.52%
MoA Money Market Fund	4.99%
MoA Intermediate Bond Fund	4.62%
MoA Core Bond FundTM	5.03%

For variable annuity owners or participants in a group variable annuity, the above performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

The pages that immediately follow include brief discussions of each Fund’s performance for the year ended December 31, 2023, compared to its relevant index. Also presented are graphs and tables for each Fund (except for the Money Market Fund) which illustrate each Fund’s respective:

●	Historical total return achieved over specific periods and expressed as an average annual rate;

●	Ending value in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

●	Historical performance compared to an appropriate index.

Following the discussions are the graphical representations of the asset allocations of each Fund and an illustration of each Fund’s operating expenses. The portfolios of each Fund and financial statements are presented in the pages that follow.

Thank you for your continued investment in our Funds.

Sincerely,

Chris W. Festog

Chairman of the Board,

Chief Executive Officer and Principal Executive Officer

MoA Funds Corporation

The views expressed in this Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward-looking statements which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein.

S&P and S&P 500 are trademarks of Standard & Poor’s Financial Services LLC.

EQUITY INDEX FUND (Unaudited)

The Equity Index Fund’s objective is to seek investment results (before fees and expenses) that correspond to the investment performance of the S&P 500® Index (S&P 500), which consists of 500 stocks chosen by Standard & Poor’s for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock’s weight in the index proportionate to its market value. The weightings make each company’s influence on the S&P 500’s performance directly proportional to that company’s market value.

The Equity Index Fund’s performance for the year ended December 31, 2023, was 26.29% before expenses and 26.12% after expenses. The return of the S&P 500 was 26.29% over the same period.

GROWTH OF A $10,000 INVESTMENT

MoA Equity Index Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,612	26.12%
5 Years	$20,568	15.52%
10 Years	$30,679	11.86%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
5 Years	$20,721	15.69%
10 Years	$31,149	12.03%

The line representing the performance return of the MoA Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

ALL AMERICA FUND (Unaudited)

The investment objective of the All America Fund is to outperform the Russell 3000® Index (Russell 3000) (before fees and expenses) by investing in a diversified portfolio of primarily common stocks. The All America Fund is approximately 60% passively invested in a selection of stocks from the 500 common stocks that comprise the S&P 500® Index, with the remaining 40% actively managed, comprised of approximately 20% mid cap and 20% small cap stocks, thus providing exposure to all levels of market capitalization among domestic stocks.

For the year ended December 31, 2023, the Russell 3000 increased by 25.96% on a total return basis, while the Russell® Midcap Core Index was up 17.23% and the Russell Midcap® Value Index was up 12.71%. The Russell 2000® Growth Index increased 18.66% and the Russell 2000® Value Index increased 14.65%.

The All America Fund’s return for the year ended December 31, 2023, was 20.96% before expenses and 20.33% after expenses. The return of its benchmark, the Russell 3000, was 25.96%. The underperformance of the Fund was driven by the higher weights in small and mid-size segments versus the Russell 3000.

Market leadership in 2023 was extremely narrow driven by a few mega-cap companies. Looking forward to 2024, we expect market breadth to broaden as the economy remains strong and interest rates come down.

GROWTH OF A $10,000 INVESTMENT

MoA All America Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,033	20.33%
5 Years	$18,863	13.53%
10 Years	$25,608	9.86%

Russell 3000 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,596	25.96%
5 Years	$20,254	15.16%
10 Years	$29,641	11.48%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
5 Years	$20,721	15.69%
10 Years	$31,149	12.03%

The line representing the performance return of the MoA All America Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Indices do not. Past performance is not indicative of future results.

SMALL CAP VALUE FUND (Unaudited)

The Small Cap Value fund seeks strong risk-adjusted investment performance, in small capitalization companies with improving future investment prospects. The Fund approach is to invest in high quality companies with aligned management teams that can execute on their business plans and reinvest capital effectively. The Fund seeks to invest for the long term in companies with improving cash flows, low or improving financial leverage, where the investment team can develop a differentiated view of future returns. The strategy employs bottom-up disciplined fundamental research with proprietary risk models to identify future outperformers and to mitigate downside risk.

Small cap stocks as seen by the Russell 2000 Value Index, showed strong gains for the year ending December 2023. For the year ending December 31, 2023, the Russell 2000 Value Index returned 14.65% while the Small Cap Value Fund showed 10.50% before expenses and 9.59% after expenses for the same period.

From a sector perspective, stock selection within Financials and Consumer Discretionary sectors was the largest relative detractor to performance for the year, while stock selection within the Industrial and Healthcare sectors was the largest contributor to relative performance. Based on our bottom-up selection process, the portfolio is significantly overweight Industrials, with more moderate overweight to the Utility sector versus the Russell Small Cap Value benchmark. Conversely, the portfolio is currently significantly underweight in the Healthcare sector, with more moderate underweight to the Technology and Consumer Discretionary sectors.

Top contributors for the year were Mueller Industrials, Inc., Taylor Morrison Home Corporation and Miller Industrials, Inc. Top detractors for the year were Marriott Vacations Worldwide Corporation, Tegna, Inc. and Treehouse Foods, Inc. The largest new positions for the year were Ashland Inc, Fortrea Holdings Inc. and Northern Oil & Gas Inc.

Following a 2022 which was the worst year for markets over the last few decades, driven mainly by earnings multiple compression as the discount rate normalized from higher rates, 2023 marked a sharp reversal of these trends as rate expectations peaked out and investors began to discount a nearer end to the current interest rate cycle. The Fund continues to be overweight higher quality companies, as measured by return on assets and return on equity versus the benchmark, which presented a headwind to relative performance in particular during the fourth quarter of 2023.

We see multiple reasons to be bullish on small to mid-cap stocks over the next decade. Small capitalization US equities trade at an extreme discount to larger cap peers which is near multi-decade lows. In addition, smaller capitalization companies tend to outperform coming out of negative earnings revision cycles, which we have seen over the course of the last few quarters due to lower demand, higher interest rates and less benefits from pricing in 2023. Finally, the quality of market indices have declined dramatically over the last few years as non-profitable companies have become a greater percentage of the market. These factors create an increasingly attractive market opportunity for nimble, active investors.

GROWTH OF A $10,000 INVESTMENT

MoA Small Cap Value Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,959	9.59%
5 Years	$14,948	8.37%
10 Years	$16,884	5.38%

Russell 2000 Value Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,465	14.65%
5 Years	$16,105	10.00%
10 Years	$19,226	6.76%

The line representing the performance return of the MoA Small Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP GROWTH FUND (Unaudited)

The Fund seeks capital appreciation. That is, we invest for long-term growth of capital by investing in companies with small market capitalizations.

Our active small cap growth approach is to seek attractive returns without taking undue risk, which we seek to achieve by investment in companies that have strong fundamentals, a compelling and sustainable business model and are led by a proven management team that has demonstrated the ability to execute on a business plan. Successful investment of capital, we believe, is a significant determinant in a company’s prospects.

Small cap stocks, as represented by the Russell 2000® Growth Index, showed mid-teens results of 18.66%, with over half the return seen in the stellar fourth quarter performance. The Fund was competitive with its benchmark and its small cap growth peers. For 2023, the Small Cap Growth Fund showed a gross return of 16.59% and a net return of 15.63% after expenses.

Of the three traditional growth sectors, consumer discretionary and information technology returned above 20% while healthcare lagged the Index returning just under 11.5%. Our stock selection in the Industrials, Materials and Financials sectors contributed the most of any 3-sectors to the investment results of the Fund for 2023.

The machinery, pharmaceutical and professional services industries contributed the most to the return of the overall Fund relative to its index whereas the communications equipment, automobile components and electrical equipment industries detracted the most from the overall performance.

For the year, the Fund was underweight non-earning companies. We underperformed in this area given the 10-year Treasury yield fell from nearly 5% in mid-October to about 3.8% by the end of December. With interest rates declining, long duration assets, such as non-earning companies rallied in price.

Bottom-up, fundamental company research begins with ideas generation, which leverages the knowledge, depth, and scope of the investment professionals in our organization to identify candidates. We are long term investors with a 3- to 5- year time horizon. We employ a disciplined approach to portfolio construction through understanding and measuring risk.

GROWTH OF A $10,000 INVESTMENT

MoA Small Cap Growth Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,563	15.63%
5 Years	$16,586	10.65%
10 Years	$20,048	7.20%

Russell 2000 Growth Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,866	18.66%
5 Years	$15,544	9.22%
10 Years	$19,966	7.16%

The line representing the performance return of the MoA Small Cap Growth Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP EQUITY INDEX FUND (Unaudited)

The Small Cap Equity Index Fund invests in the stocks that comprise the S&P SmallCap 600® Index (S&P SmallCap 600). The S&P SmallCap 600 is a market-weighted index of 600 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P SmallCap 600’s performance directly proportional to that company’s market value.

The Small Cap Equity Index Fund’s return for the year ended December 31, 2023 was 16.04% before expenses and 15.87% after expenses. The return of the S&P SmallCap 600 was 16.05%.

GROWTH OF A $10,000 INVESTMENT

MoA Small Cap Equity Index Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,587	15.87%
5 Years	$16,617	10.69%
Since 7/2/18 (Inception)	$13,866	6.12%

S & P 600 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,605	16.05%
5 Years	$16,873	11.03%
Since 7/2/18 (Inception)	$14,117	6.47%

The line representing the performance return of the MoA Small Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID CAP VALUE FUND (Unaudited)

The Mid Cap Value fund seeks strong risk-adjusted investment performance in mid capitalization companies with improving future investment prospects. The Fund approach is to invest in high quality companies with aligned management teams that can execute on their business plans and reinvest capital effectively. The Fund seeks to invest for the long term in companies with improving cash flows, low or improving financial leverage, where the investment team can develop a differentiated view of future returns. The strategy employs bottom-up disciplined fundamental research with proprietary risk models to identify future outperformers and to mitigate downside risk.

Mid cap stocks as seen by the Russell Mid Value Index, showed strong gains for the year ending December 2023. For the year ending December 31, 2023, the Russell Mid Value Index returned 12.71% while the Mid Cap Value Fund returned 7.71% before expenses and 6.96% after expenses for the same period.

From a sector perspective, stock selection within Financials and Consumer Discretionary sectors was the largest relative detractor to performance for the year, while stock selection within the Industrial sector was the largest contributor to relative performance. Based on our bottom-up selection process, the portfolio is significantly overweight Materials, with more moderate overweight to the Utility and Energy sectors versus the Russell Mid Cap Value benchmark. Conversely, the portfolio is currently significantly underweight in the Consumer Discretionary sector, with more moderate underweight to the Financials and Technology sectors.

Top contributors for the year were Builders Firstsource, Inc., Mueller Industries, Inc. and Crane Company. Top detractors for the year were SVB Financial Group, Marriott Vacations Worldwide Corporation and Ashland Inc. The largest new positions for the year were Vontier Corp, Veralto Corp and Everest Group Ltd.

Following a 2022 which was one of the worst years for markets over the last few decades, driven mainly by earnings multiple compression as the discount rate normalized from higher rates, 2023 marked a sharp reversal of these trends as rate expectations peaked out and investors began to discount a nearer end to the current interest rate cycle. The Fund continues to be overweight higher quality companies, as measured by return on assets and return on equity versus the benchmark, which presented a headwind to relative performance in particular during the fourth quarter of 2023. The quality of market indices have declined dramatically over the last few years as non-profitable companies have become a greater percentage of the market. This dynamic creates an increasingly attractive market opportunity for nimble, active investors.

GROWTH OF A $10,000 INVESTMENT

MoA Mid Cap Value Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,696	6.96%
5 Years	$16,768	10.89%
10 Years	$21,172	7.79%

Russell Mid Cap Value Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,271	12.71%
5 Years	$16,971	11.16%
10 Years	$22,122	8.26%

The line representing the performance return of the MoA Mid Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID CAP EQUITY INDEX FUND (Unaudited)

The Mid Cap Equity Index Fund invests in stocks that comprise the S&P MidCap 400® Index (S&P MidCap 400). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P MidCap 400’s performance directly proportional to that company’s market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The Mid Cap Equity Index Fund’s performance for the year ended December 31, 2023, was 16.43% before expenses and 16.25% after expenses. The return of the S&P MidCap 400 was 16.44% over the same period.

GROWTH OF A $10,000 INVESTMENT

MoA Mid Cap Equity Index Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,625	16.25%
5 Years	$17,969	12.44%
10 Years	$23,879	9.09%

S & P MidCap 400 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,644	16.44%
5 Years	$18,115	12.62%
10 Years	$24,276	9.27%

The line representing the performance return of the MoA Mid Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

BALANCED FUND^ (Unaudited)

The Balanced Fund seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments.

The fixed income portion of the Fund (i.e. the portion that invests in debt securities and money market instruments) invests primarily in investment grade publicly traded debt securities. The securities held include corporate, U.S. agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues.

For the year ended December 31, 2023, the fixed income portion of the Fund had a total return of 5.46% before expenses. The Bloomberg U.S. Aggregate Bond Index returned 5.53% for the year ended December 31, 2023.

The equity portion of the Balanced Fund (i.e. the portion that invests in common stocks) provides exposure to a diversified portfolio of primarily large capitalization, domestic equity securities that have the potential to outperform their peer group over the medium to long term.

For the year ended December 31, 2023, the equity portion of the Fund had a total return of 22.19% (before expenses), underperforming the S&P 500® Index (S&P 500) which increased 26.29%.

The Fund’s aggregate performance for the year ended December 31, 2023 was 15.68% before expenses and 15.07% after expenses, versus a 17.71% return in the blended benchmark (60% weighting for the S&P 500 and 40% weighting for the Bloomberg U.S. Aggregate Index).

The underperformance of the fund was due to its emphasis on higher dividend yielding equities during a market that favored high growth, mega-cap companies. The fixed income portion contributed to the underperformance due to its more conservative positioning.

Looking forward to 2024, we expect market breadth to broaden, which should be constructive for equities. It is widely expected that the Federal Reserve will cut interest rates in 2024 which should benefit dividend payers.

^	Formerly Composite Fund (Note 1).

GROWTH OF A $10,000 INVESTMENT

MoA Balanced Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,507	15.07%
5 Years	$15,734	9.49%
10 Years	$20,493	7.44%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
5 Years	$20,721	15.69%
10 Years	$31,149	12.03%

The line representing the performance return of the MoA Balanced Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Indices do not. Past performance is not indicative of future results.

Bloomberg U.S. Aggregate Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,553	5.53%
5 Years	$10,564	1.10%
10 Years	$11,964	1.81%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,526	5.26%
5 Years	$10,993	1.91%
10 Years	$11,330	1.26%

INTERNATIONAL FUND (Unaudited)

The International Fund seeks capital appreciation by investing primarily in stocks of large and mid-cap companies in developed market countries located outside of the United States and Canada that are reflected or contained in the Morgan Stanley Capital International, Inc. Europe, Australasia and Far East® Index (MSCI EAFE® Index). The Fund may also invest in exchange traded funds within the general limitations of the Investment Company Act of 1940.

For the year ended December 31, 2023, the International Fund returned 19.70% before expenses and 19.55% after expenses. The return of the MSCI EAFE benchmark was 18.24%.

We believe that successful long-term investing is a careful combination of seeking superior returns while maintaining a lower risk profile. Our investment approach emphasizes high-quality international companies that have attractive valuations, earnings, and strong free cash flow.

The Fund is a portfolio of primarily large-cap companies from around the world. Three regions comprise the primary areas where we find compelling investment opportunities: Europe, the UK, and Japan. In the current environment we have more favorable views toward investing in Japanese companies. From an economic perspective, Japan is still experiencing much-desired higher inflation after years of deflation. Younger Japanese consumers, compared to those in Europe, the UK, and the U.S., appear to be more willing to accept price increases. In addition, the Tokyo Stock Exchange has been a positive agent of change for the stock market and is emphasizing increased corporate governance. Recent regulations have emphasized shareholder-friendly practices such as returning capital to investors and increased independence for boards.

GROWTH OF A $10,000 INVESTMENT

MoA International Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,955	19.55%
5 Years	$15,360	8.96%
10 Years	$15,729	4.63%

MSCI EAFE Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,824	18.24%
5 Years	$14,805	8.16%
10 Years	$15,204	4.28%

The line representing the performance return of the MoA International Fund includes expenses, such as direct management fees and expenses of the underlying ETFs in which the Fund invests that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

CATHOLIC VALUES INDEX FUND (Unaudited)

The Catholic Values Index Fund seeks investment results (before fees and expenses) that correspond to the investment performance of the S&P 500® Catholic Values Index (Catholic Values Index). The Catholic Values Index is designed to provide exposure to U.S. large capitalization stocks included in the S&P 500® Index (S&P 500) while maintaining alignment with the moral and social teachings of the Catholic Church. The Catholic Values Index is based on the S&P 500, and generally comprises approximately 500 or less U.S. listed common stocks. All index constituents are members of the S&P 500 and follow the eligibility criteria for that index. From this starting universe, constituents are screened to exclude companies involved in activities which are perceived to be inconsistent with Catholic values as outlined in the Socially Responsible Investment Guidelines of the United States Conference of Catholic Bishops, currently including the protection of human life, promotion of human dignity, reducing arms production, affordable housing and banking, protection of the environment and encouraging corporate responsibility. The Catholic Values Index then reweights the remaining constituents so that the Catholic Values Index’s sector exposures approximate the sector exposures on the S&P 500.

The Catholic Values Index Fund’s performance for the year ended December 31, 2023, was 26.65% before expenses and 26.37% after expenses. The benchmark returned 26.77%.

GROWTH OF A $10,000 INVESTMENT

MoA Catholic Values Index Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,637	26.37%
Since 9/30/20 (Inception)	$14,603	12.35%

S & P 500 Catholic Values Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,677	26.77%
Since 9/30/20 (Inception)	$14,754	12.70%

The line representing the performance return of the MoA Catholic Values Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

TARGET DATE SERIES (Unaudited)

All of the Funds in the Target Date Series had positive performance during the twelve-month period and exceeded the return of their corresponding Morningstar benchmark. For the year ended December 31, 2023, the return for the S&P 500® Index was 26.29%, for the Bloomberg U.S. Aggregate Bond Index was 5.53% and for the FTSE 3-Month Treasury Bill Index was 5.26%.

Compared to competitors, our relative underweight to International equities versus Domestic was a positive driver of performance, as U.S. equities outperformed. Our relative overweight to small and mid-capitalization equities relative to other providers was a headwind to performance, as these asset classes trailed large cap stocks.

The equity market had very strong returns, led by a small number of mega-cap companies, as investors bid up stocks in the face of declining inflation and a continued strong labor market. As breadth improves, we continue to believe that our Funds are well positioned to continue delivering attractive long-term returns.

RETIREMENT INCOME FUND (Unaudited)

The objective of the Retirement Income Fund is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Retirement Income Fund invests in the equity and fixed-income Funds of the MoA Funds. The Fund’s current target allocation is approximately 70% of net assets in fixed-income and money market Funds and approximately 30% of net assets in equity Funds.

Performance for the Retirement Income Fund is compared to the Bloomberg U.S. Aggregate Bond Index, the FTSE 3-Month Treasury Bill Index and the S&P 500® Index. In addition, we compare the performance of our Fund to the Morningstar Lifetime Allocation Conservative Income Index. For the year ended December 31, 2023, the Fund returned 10.07% before expenses and 9.91% after expenses, versus a 8.16% return for the Morningstar benchmark.

GROWTH OF A $10,000 INVESTMENT

MoA Retirement Income Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,991	9.91%
5 Years	$12,434	4.45%
10 Years	$14,634	3.88%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
5 Years	$20,721	15.69%
10 Years	$31,149	12.03%

Bloomberg U.S. Aggregate Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,553	5.53%
5 Years	$10,564	1.10%
10 Years	$11,964	1.81%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,526	5.26%
5 Years	$10,993	1.91%
10 Years	$11,330	1.26%

The line representing the performance return of the MoA Retirement Income Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. The Morningstar Lifetime Allocation Conservative Income Index measures the performance of a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. Past performance is not indicative of future results.

CLEAR PASSAGE 2015 FUND^ (Unaudited)

The objective of the Clear Passage 2015 Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2015. The Clear Passage 2015 Fund invests in the equity and fixed-income funds of the MoA Funds. The Fund’s current target allocation is approximately 68% of net assets in fixed-income and money market Funds and approximately 32% of net assets in equity Funds.

Performance for the Clear Passage 2015 Fund is compared to the Bloomberg U.S. Aggregate Bond Index, the FTSE 3-Month Treasury Bill Index and the S&P 500® Index. In addition, we compare the performance of our Fund to the Morningstar Lifetime Allocation Conservative 2015 Index. For the year ended December 31, 2023, the Fund returned 10.77% before expenses and 10.55% after expenses, versus a 8.52% return for the Morningstar benchmark.

^	Formerly Retirement 2015 Fund (Note 1).

GROWTH OF A $10,000 INVESTMENT

MoA Clear Passage 2015 Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,055	10.55%
5 Years	$13,004	5.39%
10 Years	$15,704	4.62%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
5 Years	$20,721	15.69%
10 Years	$31,149	12.03%

Bloomberg U.S. Aggregate Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,553	5.53%
5 Years	$10,564	1.10%
10 Years	$11,964	1.81%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,526	5.26%
5 Years	$10,993	1.91%
10 Years	$11,330	1.26%

The line representing the performance return of the MoA Clear Passage 2015 Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. The Morningstar Lifetime Allocation Conservative 2015 Index measures the performance of a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a US investor who has a target maturity date of 2015. Past performance is not indicative of future results.

CLEAR PASSAGE 2020 FUND^ (Unaudited)

The objective of the Clear Passage 2020 Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2020. The Clear Passage 2020 Fund invests in the equity and fixed-income funds of the MoA Funds. The Fund’s current target allocation is approximately 61% of net assets in fixed-income and money market Funds and approximately 39% of net assets in equity Funds.

Performance for the Clear Passage 2020 Fund is compared to the Bloomberg U.S. Aggregate Bond Index, the FTSE 3-Month Treasury Bill Index and the S&P 500® Index. In addition, we compare the performance of our Fund to the Morningstar Lifetime Allocation Moderate 2020 Index. For the year ended December 31, 2023, the Fund returned 11.95% before expenses and 11.83% after expenses, versus a 11.23% return for the Morningstar benchmark.

^	Formerly Retirement 2020 Fund (Note 1).

GROWTH OF A $10,000 INVESTMENT

MoA Clear Passage 2020 Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,183	11.83%
5 Years	$13,691	6.48%
10 Years	$16,855	5.36%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
5 Years	$20,721	15.69%
10 Years	$31,149	12.03%

Bloomberg U.S. Aggregate Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,553	5.53%
5 Years	$10,564	1.10%
10 Years	$11,964	1.81%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,526	5.26%
5 Years	$10,993	1.91%
10 Years	$11,330	1.26%

The line representing the performance return of the MoA Clear Passage 2020 Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. The Morningstar Lifetime Allocation Moderate 2020 Index measures the performance of a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a US investor who has a target maturity date of 2020. Past performance is not indicative of future results.

CLEAR PASSAGE 2025^ FUND (Unaudited)

The objective of the Clear Passage 2025 Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2025. The Clear Passage 2025 Fund invests in the equity and fixed-income funds of the MoA Funds. The Fund’s current target allocation is approximately 49% of net assets in equity Funds and approximately 51% of net assets in fixed-income and money market Funds.

Performance for the Clear Passage 2025 Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to the Morningstar Lifetime Allocation Moderate 2025 Index. For the year ended December 31, 2023, the Fund returned 13.70% before expenses and 13.59% after expenses, versus a 12.05% return for the Morningstar benchmark.

^	Formerly Retirement 2025 Fund (Note 1).

GROWTH OF A $10,000 INVESTMENT

MoA Clear Passage 2025 Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,359	13.59%
5 Years	$14,522	7.75%
10 Years	$18,250	6.20%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
5 Years	$20,721	15.69%
10 Years	$31,149	12.03%

Bloomberg U.S. Aggregate Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,553	5.53%
5 Years	$10,564	1.10%
10 Years	$11,964	1.81%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,526	5.26%
5 Years	$10,993	1.91%
10 Years	$11,330	1.26%

The line representing the performance return of the MoA Clear Passage 2025 Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. The Morningstar Lifetime Allocation Moderate 2025 Index measures the performance of a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a US investor who has a target maturity date of 2025. Past performance is not indicative of future results.

CLEAR PASSAGE 2030 FUND^ (Unaudited)

The objective of the Clear Passage 2030 Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2030. The Clear Passage 2030 Fund invests in the equity and fixed-income funds of the MoA. The Fund’s current target allocation is approximately 59% of net assets in equity Funds and approximately 41% of net assets in fixed-income and money market Funds.

Performance for the Clear Passage 2030 Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to the Morningstar Lifetime Allocation Moderate 2030 Index. For the year ended December 31, 2023, the Fund returned 15.35% before expenses and 15.25% after expenses, versus a 13.21% return for the Morningstar benchmark.

^	Formerly Retirement 2030 Fund (Note 1).

GROWTH OF A $10,000 INVESTMENT

MoA Clear Passage 2030 Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,525	15.25%
5 Years	$15,534	9.21%
10 Years	$19,726	7.03%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
5 Years	$20,721	15.69%
10 Years	$31,149	12.03%

Bloomberg U.S. Aggregate Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,553	5.53%
5 Years	$10,564	1.10%
10 Years	$11,964	1.81%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,526	5.26%
5 Years	$10,993	1.91%
10 Years	$11,330	1.26%

The line representing the performance return of the MoA Clear Passage 2030 Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. The Morningstar Lifetime Allocation Moderate 2030 Index measures the performance of a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a US investor who has a target maturity date of 2030. Past performance is not indicative of future results.

CLEAR PASSAGE 2035 FUND^ (Unaudited)

The objective of the Clear Passage 2035 Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2035. The Clear Passage 2035 Fund invests in the equity and fixed-income funds of the MoA Funds. The Fund’s current target allocation is approximately 71% of net assets in equity Funds and approximately 29% of net assets in the fixed-income and money market Funds.

Performance for the Clear Passage 2035 Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to the Morningstar Lifetime Allocation Moderate 2035 Index. For the year ended December 31, 2023, the Fund returned 17.36% before expenses and 17.26% after expenses, versus a 14.69% return for the Morningstar benchmark.

^	Formerly Retirement 2035 Fund (Note 1).

GROWTH OF A $10,000 INVESTMENT

MoA Clear Passage 2035 Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,726	17.26%
5 Years	$16,311	10.28%
10 Years	$20,792	7.59%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
5 Years	$20,721	15.69%
10 Years	$31,149	12.03%

Bloomberg U.S. Aggregate Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,553	5.53%
5 Years	$10,564	1.10%
10 Years	$11,964	1.81%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,526	5.26%
5 Years	$10,993	1.91%
10 Years	$11,330	1.26%

The line representing the performance return of the MoA Clear Passage 2035 Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. The Morningstar Lifetime Allocation Moderate 2035 Index measures the performance of a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a US investor who has a target maturity date of 2035. Past performance is not indicative of future results.

CLEAR PASSAGE 2040 FUND^ (Unaudited)

The objective of the Clear Passage 2040 Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2040. The Clear Passage 2040 Fund invests in the equity and fixed-income funds of the MoA Funds. The Fund’s current target allocation is approximately 81% of net assets in equity Funds and approximately 19% of net assets in the fixed-income and money market Funds.

Performance for the Clear Passage 2040 Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to the Morningstar Lifetime Allocation Moderate 2040 Index. For the year ended December 31, 2023, the Fund returned 18.97% before expenses and 18.87% after expenses, versus a 16.16% return for the Morningstar benchmark.

^	Formerly Retirement 2040 Fund (Note 1).

GROWTH OF A $10,000 INVESTMENT

MoA Clear Passage 2040 Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,887	18.87%
5 Years	$16,998	11.19%
10 Years	$21,425	7.92%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
5 Years	$20,721	15.69%
10 Years	$31,149	12.03%

Bloomberg U.S. Aggregate Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,553	5.53%
5 Years	$10,564	1.10%
10 Years	$11,964	1.81%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,526	5.26%
5 Years	$10,993	1.91%
10 Years	$11,330	1.26%

The line representing the performance return of the MoA Clear Passage 2040 Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. The Morningstar Lifetime Allocation Moderate 2040 Index measures the performance of a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a US investor who has a target maturity date of 2040. Past performance is not indicative of future results.

CLEAR PASSAGE 2045 FUND^ (Unaudited)

The objective of the Clear Passage 2045 Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2045. The Clear Passage 2045 Fund invests in the equity and fixed-income funds of the MoA Funds. The Fund’s current target allocation is approximately 86% of net assets in equity Funds and approximately 14% of net assets in the fixed-income and money market Funds.

Performance for the Clear Passage 2045 Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to the Morningstar Lifetime Allocation Moderate 2045 Index. For the year ended December 31, 2023, the Fund returned 19.74% before expenses and 19.64% after expenses, versus a 17.19% return for the Morningstar benchmark.

^	Formerly Retirement 2045 Fund (Note 1).

GROWTH OF A $10,000 INVESTMENT

MoA Clear Passage 2045 Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,964	19.64%
5 Years	$17,182	11.43%
10 Years	$21,542	7.98%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
5 Years	$20,721	15.69%
10 Years	$31,149	12.03%

Bloomberg U.S. Aggregate Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,553	5.53%
5 Years	$10,564	1.10%
10 Years	$11,964	1.81%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,526	5.26%
5 Years	$10,993	1.91%
10 Years	$11,330	1.26%

The line representing the performance return of the MoA Clear Passage 2045 Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. The Morningstar Lifetime Allocation Moderate 2045 Index measures the performance of a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a US investor who has a target maturity date of 2045. Past performance is not indicative of future results.

CLEAR PASSAGE 2050 FUND^ (Unaudited)

The objective of the Clear Passage 2050 Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2050. The Clear Passage 2050 Fund invests in the equity and fixed-income funds of the MoA Funds. The Fund’s current target allocation is approximately 88% of net assets in equity Funds and approximately 12% of net assets in the fixed-income and money market Funds.

Performance for the Clear Passage 2050 Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to the Morningstar Lifetime Allocation Moderate 2050 Index. For the year ended December 31, 2023, the Fund returned 20.04% before expenses and 19.94% after expenses, versus a 17.63% return for the Morningstar benchmark.

^	Formerly Retirement 2050 Fund (Note 1).

GROWTH OF A $10,000 INVESTMENT

MoA Clear Passage 2050 Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,994	19.94%
5 Years	$17,275	11.55%
10 Years	$21,971	8.19%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
5 Years	$20,721	15.69%
10 Years	$31,149	12.03%

Bloomberg U.S. Aggregate Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,553	5.53%
5 Years	$10,564	1.10%
10 Years	$11,964	1.81%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,526	5.26%
5 Years	$10,993	1.91%
10 Years	$11,330	1.26%

The line representing the performance return of the MoA Clear Passage 2050 Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. The Morningstar Lifetime Allocation Moderate 2050 Index measures the performance of a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a US investor who has a target maturity date of 2050. Past performance is not indicative of future results.

CLEAR PASSAGE 2055 FUND^ (Unaudited)

The objective of the Clear Passage 2055 Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2055. The Clear Passage 2055 Fund invests in the equity and fixed-income funds of the MoA Funds. The Fund’s current target allocation is approximately 91% of net assets in equity Funds and approximately 9% of net assets in the fixed-income and money market Funds.

Performance for the Clear Passage 2055 Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to the Morningstar Lifetime Allocation Moderate 2055 Index. For the year ended December 31, 2023, the Fund returned 20.11% before expenses and 19.98% after expenses, versus a 17.68% return for the Morningstar benchmark.

^	Formerly Retirement 2055 Fund (Note 1).

GROWTH OF A $10,000 INVESTMENT

MoA Clear Passage 2055 Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,998	19.98%
5 Years	$17,347	11.65%
Since 10/1/16 (Inception)	$19,393	9.57%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
5 Years	$20,721	15.69%
Since 10/1/16 (Inception)	$25,061	13.51%

Bloomberg U.S. Aggregate Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,553	5.53%
5 Years	$10,564	1.10%
Since 10/1/16 (Inception)	$10,614	0.83%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,526	5.26%
5 Years	$10,993	1.91%
Since 10/1/16 (Inception)	$11,301	1.70%

The line representing the performance return of the MoA Clear Passage 2055 Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. The Morningstar Lifetime Allocation Moderate 2055 Index measures the performance of a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a US investor who has a target maturity date of 2055. Past performance is not indicative of future results.

CLEAR PASSAGE 2060 FUND^ (Unaudited)

The objective of the Clear Passage 2060 Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2060. The Clear Passage 2060 Fund invests in the equity and fixed-income funds of the MoA Funds. The Fund’s current target allocation is approximately 93% of net assets in equity Funds and approximately 7% of net assets in the fixed-income and money market Funds.

Performance for the Clear Passage 2060 Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to the Morningstar Lifetime Allocation Moderate 2060 Index. For the year ended December 31, 2023, the Fund returned 20.37% before expenses and 20.19% after expenses, versus a 17.63% return for the Morningstar benchmark.

^	Formerly Retirement 2060 Fund (Note 1).

GROWTH OF A $10,000 INVESTMENT

MoA Clear Passage 2060 Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,019	20.19%
5 Years	$17,499	11.84%
Since 7/2/18 (Inception)	$15,654	8.48%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
5 Years	$20,722	15.69%
Since 7/2/18 (Inception)	$19,301	12.68%

Bloomberg U.S. Aggregate Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,553	5.53%
5 Years	$10,564	1.10%
Since 7/2/18 (Inception)	$10,739	1.30%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,526	5.26%
5 Years	$10,993	1.91%
Since 7/2/18 (Inception)	$11,110	1.93%

The line representing the performance return of the MoA Clear Passage 2060 Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. The Morningstar Lifetime Allocation Moderate 2060 Index measures the performance of a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a US investor who has a target maturity date of 2060. Past performance is not indicative of future results.

CLEAR PASSAGE 2065 FUND^ (Unaudited)

The objective of the Clear Passage 2065 Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2065. The Clear Passage 2065 Fund invests in the equity and fixed-income funds of the MoA Funds. The Fund’s current target allocation is approximately 95% of net assets in equity Funds and approximately 5% of net assets in the fixed-income and money market Funds.

Performance for the Clear Passage 2065 Fund is compared to the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the FTSE 3-Month Treasury Bill Index. In addition, we compare the performance of our Fund to the Morningstar Lifetime Allocation Moderate 2065 Index. For the year ended December 31, 2023, the Fund returned 20.56% before expenses and 20.50% after expenses, versus a 17.54% return for the Morningstar benchmark.

^	Formerly Retirement 2065 Fund (Note 1).

GROWTH OF A $10,000 INVESTMENT

MoA Clear Passage 2065 Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,050	20.50%
Since 8/3/20 (Inception)	$14,639	11.82%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
Since 8/3/20 (Inception)	$15,282	13.24%

Bloomberg U.S. Aggregate Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,553	5.53%
Since 8/3/20 (Inception)	$9,029	-2.95%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,526	5.26%
Since 8/3/20 (Inception)	$10,694	1.99%

The line representing the performance return of the MoA Clear Passage 2065 Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. The Morningstar Lifetime Allocation Moderate 2065 Index measures the performance of a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a US investor who has a target maturity date of 2065. Past performance is not indicative of future results.

CONSERVATIVE ALLOCATION FUND (Unaudited)

The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Fund invests in the equity and fixed-income funds of the MoA Funds. The Conservative Allocation Fund’s target allocation is approximately 65% of net assets in fixed-income funds (approximately 30% in the Core Bond Fund and 35% in the Intermediate Bond Fund) and approximately 35% of net assets in equity funds (approximately 25% in the Equity Index Fund, 5% in the Mid Cap Equity Index Fund and 5% in the International Fund).

Performance for the Conservative Allocation Fund is compared to the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index. In addition, we compare the performance of our Fund to the Morningstar US Moderately Conservative Target Allocation Index. For the year ended December 31, 2023, the Conservative Allocation Fund returned 11.34% before expenses and 11.22% after expenses, versus a 13.04% return for the Morningstar benchmark.

GROWTH OF A $10,000 INVESTMENT

MoA Conservative Allocation Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,122	11.22%
5 Years	$13,084	5.52%
10 Years	$15,520	4.49%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
5 Years	$20,721	15.69%
10 Years	$31,149	12.03%

Bloomberg U.S. Aggregate Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,553	5.53%
5 Years	$10,564	1.10%
10 Years	$11,964	1.81%

The line representing the performance return of the MoA Conservative Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. The Morningstar Target Allocation Index family consists of indexes that offer a diversified mix of stocks and bonds created for local investors to benchmark their allocation funds. Morningstar’s Category classification system defines the level of equity and bond exposure for each index. The Morningstar US Moderately Conservative Target Allocation Index seeks 40% exposure to global equity markets. Past performance is not indicative of future results.

MODERATE ALLOCATION FUND (Unaudited)

The objective of the Moderate Allocation Fund is capital appreciation and current income. The Moderate Allocation Fund invests in the equity and fixed-income funds of the MoA Funds. The Moderate Allocation Fund’s target allocation is approximately 60% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 15% in the Mid Cap Equity Index Fund and 10% in the International Fund) and approximately 40% of net assets in fixed-income funds (approximately 25% of its net assets in the Core Bond Fund and approximately 15% of its net assets in the Intermediate Bond Fund).

Performance for the Moderate Allocation Fund is compared to the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index. In addition, we compare the performance of our Fund to the Morningstar US Moderate Target Allocation Index. For the year ended December 31, 2023, the Moderate Allocation Fund returned 15.40% before expenses and 15.34% after expenses, versus a 16.75% return for the Morningstar benchmark.

GROWTH OF A $10,000 INVESTMENT

MoA Moderate Allocation Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,534	15.34%
5 Years	$15,087	8.57%
10 Years	$18,779	6.50%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
5 Years	$20,721	15.69%
10 Years	$31,149	12.03%

Bloomberg U.S. Aggregate Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,553	5.53%
5 Years	$10,564	1.10%
10 Years	$11,964	1.81%

The line representing the performance return of the MoA Moderate Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. The Morningstar Target Allocation Index family consists of indexes that offer a diversified mix of stocks and bonds created for local investors to benchmark their allocation funds. Morningstar’s Category classification system defines the level of equity and bond exposure for each index. The Morningstar US Moderate Target Allocation Index seeks 60% exposure to global equity markets. Past performance is not indicative of future results.

AGGRESSIVE ALLOCATION FUND (Unaudited)

The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Fund invests in the equity and fixed-income funds of the MoA Funds. The Aggressive Allocation Fund’s target allocation is approximately 80% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 20% in the Mid Cap Equity Index Fund, 5% each in the Small Cap Value Fund and Small Cap Growth Funds and 15% in the International Fund) and approximately 20% of net assets in the Core Bond Fund.

Performance for the Aggressive Allocation Fund is compared to the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index. In addition, we compare the performance of our Fund to the Morningstar US Moderately Aggressive Target Allocation Index. For the year ended December 31, 2023, the Aggressive Allocation Fund returned 17.59% before expenses and 17.52% after expenses, versus a 19.46% return for the Morningstar benchmark.

GROWTH OF A $10,000 INVESTMENT

MoA Aggressive Allocation Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$11,752	17.52%
5 Years	$16,436	10.45%
10 Years	$20,568	7.48%

S & P 500 Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$12,629	26.29%
5 Years	$20,721	15.69%
10 Years	$31,149	12.03%

Bloomberg U.S. Aggregate Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,553	5.53%
5 Years	$10,564	1.10%
10 Years	$11,964	1.81%

The line representing the performance return of the MoA Aggressive Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. The Morningstar Target Allocation Index family consists of indexes that offer a diversified mix of stocks and bonds created for local investors to benchmark their allocation funds. Morningstar’s Category classification system defines the level of equity and bond exposure for each index. The Morningstar US Moderately Aggressive Target Allocation Index seeks 77.5% exposure to global equity markets.Past performance is not indicative of future results.

MONEY MARKET FUND (Unaudited)

The Money Market Fund’s investment objective is to seek current income to the extent consistent with maintenance of liquidity, investment quality and stability of capital. For full year ended December 31, 2023, the Money Market Fund returned 5.22% before expenses and 4.99% after expenses, compared to a 5.26% return for the FTSE 3-Month Treasury Bill Index. We note that the Money Market Fund’s net performance reflects management fees and operating expenses, which the index does not incur.

The Fund’s strategy will continue to focus on quality and liquidity. On December 29th, 2023, the Fund held 59.2% in U.S. Treasury Bills and the remainder in commercial paper. The weighted average maturity was 25 days. The seven-day yield as of December 29, 2023, was 5.03%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees investments in shares of the Money Market Fund.

INTERMEDIATE BOND FUND^ (Unaudited)

The primary investment objective of the Intermediate Bond Fund is to produce a high level of current income. The secondary investment objective is the preservation of shareholders’ capital. The Fund invests primarily in investment grade publicly traded debt securities. The securities held by the Intermediate Bond Fund include U.S. Treasury bonds and Investment Grade corporate bonds. Over the longer term, the Intermediate Bond Fund’s strategy is to provide return and income by harvesting the credit risk premium across credit sensitive asset classes and identifying relative value between the major asset classes of the Fund’s index, the Bloomberg Intermediate U.S. Government/Credit Bond Index. The Fund maintains a maturity profile similar to that of its index. The Fund’s corporate positions remain highly diversified to help manage the portfolio’s credit risks.

The Fund’s benchmark, the Bloomberg Intermediate U.S. Government/Credit Bond Index, returned 5.24% for the year ended December 31, 2023. The Intermediate Bond Fund returned 5.10% (before expenses) and 4.62% net of expenses during the same period. We note that the Intermediate Bond Fund’s net performance reflects transaction fees and operating expenses, which the index does not incur. The Fund’s 14 basis point underperformance (before expenses) can be attributed mainly to the underweight to credit duration during the final months of the year. The Fund remains slightly underweight duration overall.

2023 saw continued significant Fixed Income volatility as the market rallied on easing inflation indicators over the summer months only to reverse course in the fall and rapidly sell off heading into the end of the third quarter as inflation proved more tractable and a ‘higher for longer’ interest rate narrative drove the market. The market reversed again over the final 2 months of the year after another series of lower inflation prints, sending all Treasury and risk assets higher into the end of the year.

Irrespective of that rally, the Federal Funds rate remains historically elevated, thus keeping the treasury yield curve in inverted territory. Yield curve inversion is considered a reliable indicator for potential recession, and we continue to remain wary of the economic effects of the Fed’s fight against inflation. The market continues to trade around inflation data, and more specifically, any sign the Federal Reserve will reverse the effects of its tightening campaign over the past 18 months. Recently, inflation has shown signs of easing, and should that continue without significant job loss and continued economic growth we could see the Federal Reserve begin to normalize interest rate policy.

^	Formerly Mid-Term Bond Fund (Note 1).

GROWTH OF A $10,000 INVESTMENT

MoA Intermediate Bond Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,462	4.62%
5 Years	$10,544	1.06%
10 Years	$11,664	1.55%

Bloomberg U.S. Intermediate Government/Credit Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,524	5.24%
5 Years	$10,820	1.59%
10 Years	$11,862	1.72%

The line representing the performance return of the MoA Intermediate Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

CORE BOND FUND^ (Unaudited)

The Core Bond Fund seeks current income, with preservation of shareholders’ capital a secondary objective. The Fund invests primarily in investment grade publicly traded debt securities. The securities held by the Core Bond Fund include U.S. Treasury, U.S. Agency and Mortgage-Backed securities, and Investment Grade corporate bonds.

Over the longer term, the Core Bond Fund’s strategy is to provide return and income by harvesting the credit risk premium across credit sensitive asset classes and identifying relative value between the major asset classes of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (U.S. Treasuries, Mortgage-Backed Securities, and Investment Grade Corporate Credit). The Fund’s aim is to maintain a similar maturity profile versus its benchmark. The Fund also stresses diversification to help mitigate or manage the risk of unexpected credit events.

The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 5.53% for the year ended December 31, 2023. The Core Bond Fund returned 5.49% (before expenses) and 5.03% net of expenses during the same period. We note that the Core Bond Fund’s net performance reflects transaction fees and operating expenses, which the index does not incur. The Fund’s 4 basis point underperformance (before expenses) can be attributed mainly to shorter duration positioning in Corporate Credit that was not fully offset from a longer duration position in U.S. Treasuries. The Fund remains in an overweight position to Mortgage-Backed securities. Overall, we remain slightly shorter in duration than the benchmark.

2023 saw continued significant Fixed Income volatility as the market rallied on easing inflation indicators over the summer months only to reverse course in the fall and rapidly sell off heading into the end of the third quarter as inflation proved more tractable and a ‘higher for longer’ interest rate narrative drove the market. The market reversed again over the final 2 months of the year after another series of lower inflation prints, sending all Treasury and risk assets higher into the end of the year.

Irrespective of that rally, the Federal Funds rate remains historically elevated, thus keeping the treasury yield curve in inverted territory. Yield curve inversion is considered a reliable indicator for potential recession, and we continue to remain wary of the economic effects of the Fed’s fight against inflation. The market continues to trade around inflation data, and more specifically, any sign the Federal Reserve will reverse the effects of its tightening campaign over the past 18 months. Recently, inflation has shown signs of easing, and should that continue without significant job loss and continued economic growth we could see the Federal Reserve begin to normalize interest rate policy.

^	Formerly Bond Fund (Note 1).

GROWTH OF A $10,000 INVESTMENT

MoA Core Bond Fund
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,503	5.03%
5 Years	$10,234	0.46%
10 Years	$11,864	1.72%

Bloomberg U.S. Aggregate Bond Index
Period Ended 12/31/2023	Growth of $10,000	Average Annual Total Return
1 Year	$10,553	5.53%
5 Years	$10,564	1.10%
10 Years	$11,964	1.81%

The line representing the performance return of the MoA Core Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MoA FUNDS

ASSET ALLOCATIONS AS OF DECEMBER 31, 2023 (Unaudited)

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Small Cap Equity Index Fund

Mid Cap Value Fund

MoA FUNDS

ASSET ALLOCATIONS AS OF DECEMBER 31, 2023 (Unaudited) (Continued)

Mid Cap Equity Index Fund

Balanced Fund

International Fund

Catholic Values Index Fund

Retirement Income Fund

Clear Passage 2015 Fund

MoA FUNDS

ASSET ALLOCATIONS AS OF DECEMBER 31, 2023 (Unaudited) (Continued)

Clear Passage 2020 Fund

Clear Passage 2025 Fund

Clear Passage 2030 Fund

Clear Passage 2035 Fund

Clear Passage 2040 Fund

Clear Passage 2045 Fund

MoA FUNDS

ASSET ALLOCATIONS AS OF DECEMBER 31, 2023 (Unaudited) (Continued)

Clear Passage 2050 Fund

Clear Passage 2055 Fund

Clear Passage 2060 Fund

Clear Passage 2065 Fund

Conservative Allocation Fund

Moderate Allocation Fund

MoA FUNDS

ASSET ALLOCATIONS AS OF DECEMBER 31, 2023 (Unaudited) (Continued)

Aggressive Allocation Fund

Money Market Fund

Intermediate Bond Fund

Core Bond Fund

MoA FUNDS

EXPENSE EXAMPLE (Unaudited)

EXAMPLE

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2023 and held for the entire period ending December 31, 2023.

Had Mutual of America Capital Management LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account values at the end of the period would have been reduced for all Funds.

For variable annuity owners or participants in a group variable annuity, the estimate of expenses does not include fees and charges associated with your variable annuity. If those fees and charges were included, the estimate of expenses for the period would be higher and your ending account value would be lower.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other non-Mutual of America funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees, which the MoA Funds does not charge.

Equity Index Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,079.55	$0.73
Hypothetical (5% return before expense)	$1,000.00	$1,024.50	$0.71

*	Expenses are equal to the Fund’s annualized expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

All America Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,063.65	$2.81
Hypothetical (5% return before expense)	$1,000.00	$1,022.48	$2.75

*	Expenses are equal to the Fund’s annualized expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MoA FUNDS

EXPENSE EXAMPLE (Unaudited) (Continued)

Small Cap Value Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,056.11	$4.41
Hypothetical (5% return before expense)	$1,000.00	$1,020.92	$4.33

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,022.54	$4.33
Hypothetical (5% return before expense)	$1,000.00	$1,020.92	$4.33

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Equity Index Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,092.88	$0.74
Hypothetical (5% return before expense)	$1,000.00	$1,024.50	$0.71

*	Expenses are equal to the Fund’s annualized expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid Cap Value Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,033.24	$3.89
Hypothetical (5% return before expense)	$1,000.00	$1,021.37	$3.87

*	Expenses are equal to the Fund’s annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MoA FUNDS

EXPENSE EXAMPLE (Unaudited) (Continued)

Mid Cap Equity Index Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,068.53	$0.73
Hypothetical (5% return before expense)	$1,000.00	$1,024.50	$0.71

*	Expenses are equal to the Fund’s annualized expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Balanced Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,056.64	$2.90
Hypothetical (5% return before expense)	$1,000.00	$1,022.38	$2.85

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

International Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,078.32	$0.73
Hypothetical (5% return before expense)	$1,000.00	$1,024.50	$0.71

*

Expenses are equal to the Fund’s annualized expense ratio of 0.14% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Catholic Values Index Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,071.67	$1.10
Hypothetical (5% return before expense)	$1,000.00	$1,024.15	$1.07

*	Expenses are equal to the Fund’s annualized expense ratio of 0.21%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MoA FUNDS

EXPENSE EXAMPLE (Unaudited) (Continued)

Retirement Income Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,044.54	$2.68
Hypothetical (5% return before expense)	$1,000.00	$1,022.58	$2.65

*

Expenses are equal to the Fund’s annualized expense ratio of 0.52% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Clear Passage 2015 Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,044.44	$3.04
Hypothetical (5% return before expense)	$1,000.00	$1,022.23	$3.01

*

Expenses are equal to the Fund’s annualized expense ratio of 0.59% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Clear Passage 2020 Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,048.47	$2.32
Hypothetical (5% return before expense)	$1,000.00	$1,022.94	$2.29

*

Expenses are equal to the Fund’s annualized expense ratio of 0.45% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Clear Passage 2025 Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,053.09	$2.02
Hypothetical (5% return before expense)	$1,000.00	$1,023.24	$1.99

*

Expenses are equal to the Fund’s annualized expense ratio of 0.39% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MoA FUNDS

EXPENSE EXAMPLE (Unaudited) (Continued)

Clear Passage 2030 Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,057.10	$1.92
Hypothetical (5% return before expense)	$1,000.00	$1,023.34	$1.89

*

Expenses are equal to the Fund’s annualized expense ratio of 0.37% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Clear Passage 2035 Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,063.53	$1.82
Hypothetical (5% return before expense)	$1,000.00	$1,023.44	$1.79

*

Expenses are equal to the Fund’s annualized expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Clear Passage 2040 Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,066.95	$1.72
Hypothetical (5% return before expense)	$1,000.00	$1,023.54	$1.68

*

Expenses are equal to the Fund’s annualized expense ratio of 0.33% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Clear Passage 2045 Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,068.58	$1.67
Hypothetical (5% return before expense)	$1,000.00	$1,023.59	$1.63

*

Expenses are equal to the Fund’s annualized expense ratio of 0.32% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MoA FUNDS

EXPENSE EXAMPLE (Unaudited) (Continued)

Clear Passage 2050 Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,069.38	$1.67
Hypothetical (5% return before expense)	$1,000.00	$1,023.59	$1.63

*

Expenses are equal to the Fund’s annualized expense ratio of 0.32% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Clear Passage 2055 Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,070.20	$1.83
Hypothetical (5% return before expense)	$1,000.00	$1,023.44	$1.79

*

Expenses are equal to the Fund’s annualized expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Clear Passage 2060 Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,070.35	$2.09
Hypothetical (5% return before expense)	$1,000.00	$1,023.19	$2.04

*

Expenses are equal to the Fund’s annualized expense ratio of 0.40% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Clear Passage 2065 Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,072.43	$1.31
Hypothetical (5% return before expense)	$1,000.00	$1,023.95	$1.28

*

Expenses are equal to the Fund’s annualized expense ratio of 0.25% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MoA FUNDS

EXPENSE EXAMPLE (Unaudited) (Continued)

Conservative Allocation Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,047.36	$2.53
Hypothetical (5% return before expense)	$1,000.00	$1,022.74	$2.50

*

Expenses are equal to the Fund’s annualized expense ratio of 0.49% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Moderate Allocation Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,058.60	$1.71
Hypothetical (5% return before expense)	$1,000.00	$1,023.54	$1.68

*

Expenses are equal to the Fund’s annualized expense ratio of 0.33% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Aggressive Allocation Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,063.26	$1.82
Hypothetical (5% return before expense)	$1,000.00	$1,023.44	$1.79

*

Expenses are equal to the Fund’s annualized expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,026.24	$1.17
Hypothetical (5% return before expense)	$1,000.00	$1,024.05	$1.17

*	Expenses are equal to the Fund’s annualized expense ratio of 0.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MoA FUNDS

EXPENSE EXAMPLE (Unaudited) (Continued)

Intermediate Bond Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,034.35	$2.36
Hypothetical (5% return before expense)	$1,000.00	$1,022.89	$2.35

*	Expenses are equal to the Fund’s annualized expense ratio of 0.46%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Core Bond Fund
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expense Paid During Period* July 1, 2023 to December 31, 2023
Actual	$1,000.00	$1,029.96	$2.25
Hypothetical (5% return before expense)	$1,000.00	$1,022.99	$2.24

*	Expenses are equal to the Fund’s annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MoA FUNDS — EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value

COMMON STOCKS (98.5%):
COMMUNICATION SERVICES (8.4%)
Alphabet, Inc. Cl A*	756,871	$105,727,310
Alphabet, Inc. Cl C*	637,004	89,772,974
AT&T, Inc.	914,438	15,344,270
Charter Communications, Inc. Cl A*	12,864	4,999,979
Comcast Corp. Cl A	513,572	22,520,132
Electronic Arts, Inc.	31,303	4,282,563
Fox Corp. Cl A	31,619	938,136
Fox Corp. Cl B	16,872	466,511
Interpublic Group of Cos., Inc.	48,984	1,598,838
Live Nation Entertainment, Inc.*	18,146	1,698,465
Match Group, Inc.*	34,763	1,268,849
Meta Platforms, Inc. Cl A*	283,872	100,479,333
Netflix, Inc.*	55,976	27,253,595
News Corp. Cl A	48,673	1,194,922
News Corp. Cl B	14,683	377,647
Omnicom Group, Inc.	25,314	2,189,914
Paramount Global Cl B	61,703	912,587
Take-Two Interactive Software, Inc.*	20,228	3,255,697
T-Mobile US, Inc.	65,078	10,433,956
Verizon Communications, Inc.	537,676	20,270,385
Walt Disney Co.	234,016	21,129,305
Warner Bros Discovery, Inc.*	283,807	3,229,724

		439,345,092

CONSUMER DISCRETIONARY (10.7%)
Airbnb, Inc. Cl A*	55,601	7,569,520
Amazon.com, Inc.*	1,163,053	176,714,273
Aptiv PLC*	36,176	3,245,711
AutoZone, Inc.*	2,255	5,830,551
Bath & Body Works, Inc.	29,080	1,255,093
Best Buy Co., Inc.	24,773	1,939,230
Booking Hldgs., Inc.*	4,462	15,827,696
BorgWarner, Inc.	30,062	1,077,723
Caesars Entertainment, Inc.*	27,588	1,293,325
CarMax, Inc.*	20,293	1,557,285
Carnival Corp.*	128,852	2,388,916
Chipotle Mexican Grill, Inc. Cl A*	3,510	8,027,230
Darden Restaurants, Inc.	15,387	2,528,084
Domino's Pizza, Inc.	4,461	1,838,958
DR Horton, Inc.	38,542	5,857,613
eBay, Inc.	66,377	2,895,365
Etsy, Inc.*	15,315	1,241,281
Expedia Group, Inc.*	17,051	2,588,171
Ford Motor Co.	502,889	6,130,217
Garmin Ltd.	19,576	2,516,299

	Shares	Value

COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
General Motors Co.	175,147	$6,291,280
Genuine Parts Co.	17,930	2,483,305
Hasbro, Inc.	16,679	851,630
Hilton Worldwide Hldgs., Inc.	32,797	5,972,006
Home Depot, Inc.	127,902	44,324,438
Las Vegas Sands Corp.	47,212	2,323,302
Lennar Corp. Cl A	31,993	4,768,237
LKQ Corp.	34,224	1,635,565
Lowe's Cos., Inc.	73,809	16,426,193
Lululemon Athletica, Inc.*	14,727	7,529,768
Marriott International, Inc. Cl A	31,551	7,115,066
McDonald's Corp.	92,766	27,506,047
MGM Resorts International*	34,949	1,561,521
Mohawk Industries, Inc.*	6,760	699,660
NIKE, Inc. Cl B	156,543	16,995,873
Norwegian Cruise Line Hldgs. Ltd.*	54,409	1,090,356
NVR, Inc.*	406	2,842,183
O'Reilly Automotive, Inc.*	7,566	7,188,305
Pool Corp.	4,947	1,972,418
PulteGroup, Inc.	27,573	2,846,085
Ralph Lauren Corp. Cl A	5,084	733,113
Ross Stores, Inc.	43,309	5,993,532
Royal Caribbean Cruises Ltd.*	30,149	3,903,994
Starbucks Corp.	146,131	14,030,037
Tapestry, Inc.	29,311	1,078,938
Tesla, Inc.*	353,709	87,889,612
TJX Cos., Inc.	146,320	13,726,279
Tractor Supply Co.	13,827	2,973,220
Ulta Beauty, Inc.*	6,296	3,084,977
VF Corp.	42,275	794,770
Whirlpool Corp.	7,015	854,217
Wynn Resorts Ltd.	12,278	1,118,649
Yum! Brands, Inc.	35,849	4,684,030

		555,611,147

CONSUMER STAPLES (6.1%)
Altria Group, Inc.	226,198	9,124,827
Archer-Daniels-Midland Co.	68,216	4,926,560
Brown-Forman Corp. Cl B	23,402	1,336,254
Bunge Global S.A.	18,581	1,875,752
Campbell Soup Co.	25,122	1,086,024
Church & Dwight Co., Inc.	31,511	2,979,680
Clorox Co.	15,859	2,261,335
Coca-Cola Co.	497,641	29,325,984
Colgate-Palmolive Co.	105,304	8,393,782
Conagra Brands, Inc.	61,129	1,751,957
Constellation Brands, Inc. Cl A	20,671	4,997,214
Costco Wholesale Corp.	56,624	37,376,370
Dollar General Corp.	28,069	3,815,981

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value

COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Dollar Tree, Inc.*	26,730	$3,796,996
Estee Lauder Cos., Inc. Cl A	29,710	4,345,088
General Mills, Inc.	74,342	4,842,638
Hershey Co.	19,169	3,573,868
Hormel Foods Corp.	37,042	1,189,419
J M Smucker Co.	13,573	1,715,356
Kellanova	33,731	1,885,900
Kenvue, Inc.	220,423	4,745,707
Keurig Dr Pepper, Inc.	128,763	4,290,383
Kimberly-Clark Corp.	43,220	5,251,662
Kraft Heinz Co.	101,963	3,770,592
Kroger Co.	84,636	3,868,712
Lamb Weston Hldgs., Inc.	18,535	2,003,448
McCormick & Co., Inc.	32,138	2,198,882
Molson Coors Beverage Co. Cl B	23,682	1,449,575
Mondelez International, Inc. Cl A	173,988	12,601,951
Monster Beverage Corp.*	94,476	5,442,762
PepsiCo, Inc.	175,836	29,863,986
Philip Morris International, Inc.	198,542	18,678,831
Procter & Gamble Co.	301,429	44,171,406
Sysco Corp.	64,484	4,715,715
Target Corp.	59,036	8,407,907
Tyson Foods, Inc. Cl A	36,479	1,960,746
Walgreens Boots Alliance, Inc.	91,706	2,394,444
Walmart, Inc.	182,443	28,762,139

		315,179,833

ENERGY (3.8%)
APA Corp.	39,227	1,407,465
Baker Hughes Co. Cl A	128,690	4,398,624
Chevron Corp.	224,530	33,490,895
ConocoPhillips	151,861	17,626,506
Coterra Energy, Inc.	96,200	2,455,024
Devon Energy Corp.	81,941	3,711,927
Diamondback Energy, Inc.	22,891	3,549,936
EOG Resources, Inc.	74,581	9,020,572
EQT Corp.	52,607	2,033,787
Exxon Mobil Corp.	512,298	51,219,554
Halliburton Co.	114,471	4,138,127
Hess Corp.	35,355	5,096,777
Kinder Morgan, Inc.	247,321	4,362,742
Marathon Oil Corp.	74,849	1,808,352
Marathon Petroleum Corp.	48,561	7,204,510
Occidental Petroleum Corp.	84,445	5,042,211
ONEOK, Inc.	74,504	5,231,671
Phillips 66	56,267	7,491,388
Pioneer Natural Resources Co.	29,839	6,710,194
Schlumberger N.V.	182,690	9,507,188
Targa Resources Corp.	28,517	2,477,272

	Shares	Value

COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
Valero Energy Corp.	43,542	$5,660,460
Williams Cos., Inc.	155,582	5,418,921

		199,064,103

FINANCIALS (12.8%)
Aflac, Inc.	68,012	5,610,990
Allstate Corp.	33,468	4,684,851
American Express Co.	73,629	13,793,657
American International Group, Inc.	89,786	6,083,001
Ameriprise Financial, Inc.	12,942	4,915,760
Aon PLC Cl A	25,606	7,451,858
Arch Capital Group Ltd.*	47,726	3,544,610
Arthur J. Gallagher & Co.	27,612	6,209,387
Assurant, Inc.	6,726	1,133,264
Bank of America Corp.	880,537	29,647,681
Bank of New York Mellon Corp.	98,359	5,119,586
Berkshire Hathaway, Inc. Cl B*	232,694	82,992,642
BlackRock, Inc. Cl A	17,884	14,518,231
Blackstone, Inc.	90,874	11,897,224
Brown & Brown, Inc.	30,210	2,148,233
Capital One Financial Corp.	48,708	6,386,593
Cboe Global Markets, Inc.	13,500	2,410,560
Charles Schwab Corp.	190,332	13,094,842
Chubb Ltd.	52,178	11,792,228
Cincinnati Financial Corp.	20,067	2,076,132
Citigroup, Inc.	244,772	12,591,072
Citizens Financial Group, Inc.	59,627	1,976,039
CME Group, Inc. Cl A	46,040	9,696,024
Comerica, Inc.	16,866	941,291
Discover Financial Svcs.	31,981	3,594,664
Everest Group Ltd.	5,551	1,962,723
FactSet Research Systems, Inc.	4,858	2,317,509
Fidelity National Information Svcs., Inc.	75,775	4,551,804
Fifth Third Bancorp	87,097	3,003,975
Fiserv, Inc.*	76,760	10,196,798
FleetCor Technologies, Inc.*	9,234	2,609,621
Franklin Resources, Inc.	36,055	1,074,078
Global Payments, Inc.	33,302	4,229,354
Globe Life, Inc.	10,954	1,333,321
Goldman Sachs Group, Inc.	41,707	16,089,309
Hartford Financial Svcs. Group, Inc.	38,466	3,091,897
Huntington Bancshares, Inc.	185,199	2,355,731
Intercontinental Exchange, Inc.	73,201	9,401,204
Invesco Ltd.	57,495	1,025,711

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value

COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Jack Henry & Associates, Inc.	9,314	$1,522,001
JPMorgan Chase & Co.	369,740	62,892,774
KeyCorp.	119,741	1,724,270
Loews Corp.	23,413	1,629,311
M&T Bank Corp.	21,225	2,909,523
MarketAxess Hldgs., Inc.	4,848	1,419,737
Marsh & McLennan Cos., Inc.	63,061	11,948,168
Mastercard, Inc. Cl A	105,907	45,170,395
MetLife, Inc.	79,519	5,258,591
Moody's Corp.	20,128	7,861,192
Morgan Stanley	161,633	15,072,277
MSCI, Inc. Cl A	10,115	5,721,550
Nasdaq, Inc.	43,536	2,531,183
Northern Trust Corp.	26,478	2,234,214
PayPal Hldgs., Inc.*	137,887	8,467,641
PNC Financial Svcs. Group, Inc.	50,945	7,888,833
Principal Financial Group, Inc.	28,052	2,206,851
Progressive Corp.	74,823	11,917,807
Prudential Financial, Inc.	46,169	4,788,187
Raymond James Financial, Inc.	24,034	2,679,791
Regions Financial Corp.	118,949	2,305,232
S&P Global, Inc.	41,437	18,253,827
State Street Corp.	39,466	3,057,036
Synchrony Financial	52,923	2,021,129
T. Rowe Price Group, Inc.	28,580	3,077,780
Travelers Cos., Inc.	29,211	5,564,403
Truist Financial Corp.	170,567	6,297,334
U.S. Bancorp	199,130	8,618,346
Visa, Inc. Cl A	203,862	53,075,472
Wells Fargo & Co.	464,462	22,860,820
Willis Towers Watson PLC	13,206	3,185,287
W.R. Berkley Corp.	26,054	1,842,539
Zions Bancorporation	18,947	831,205

		664,388,161

HEALTH CARE (12.4%)
Abbott Laboratories	221,940	24,428,936
AbbVie, Inc.	225,800	34,992,226
Agilent Technologies, Inc.	37,420	5,202,503
Align Technology, Inc.*	9,110	2,496,140
Amgen, Inc.	68,446	19,713,817
Baxter International, Inc.	64,883	2,508,377
Becton Dickinson & Co.	37,103	9,046,824
Biogen, Inc.*	18,531	4,795,267
Bio-Rad Laboratories, Inc. Cl A*	2,677	864,376
Bio-Techne Corp.	20,226	1,560,638
Boston Scientific Corp.*	187,264	10,825,732
Bristol-Myers Squibb Co.	260,232	13,352,504
Cardinal Health, Inc.	31,522	3,177,418
Catalent, Inc.*	23,056	1,035,906

	Shares	Value

COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Cencora, Inc.	21,321	$4,378,907
Centene Corp.*	68,321	5,070,101
Charles River Laboratories International, Inc.*	6,561	1,551,020
Cigna Group	37,424	11,206,617
Cooper Cos., Inc.	6,334	2,397,039
CVS Health Corp.	164,266	12,970,443
Danaher Corp.	84,108	19,457,545
DaVita, Inc.*	6,889	721,692
DENTSPLY SIRONA, Inc.	27,095	964,311
Dexcom, Inc.*	49,415	6,131,907
Edwards Lifesciences Corp.*	77,567	5,914,484
Elevance Health, Inc.	30,050	14,170,378
Eli Lilly & Co.	101,984	59,448,513
GE HealthCare Technologies, Inc.	50,071	3,871,490
Gilead Sciences, Inc.	159,360	12,909,754
HCA Healthcare, Inc.	25,332	6,856,866
Henry Schein, Inc.*	16,701	1,264,433
Hologic, Inc.*	31,326	2,238,243
Humana, Inc.	15,745	7,208,218
IDEXX Laboratories, Inc.*	10,628	5,899,071
Illumina, Inc.*	20,309	2,827,825
Incyte Corp.*	23,789	1,493,711
Insulet Corp.*	8,931	1,937,848
Intuitive Surgical, Inc.*	45,028	15,190,646
IQVIA Hldgs., Inc.*	23,420	5,418,920
Johnson & Johnson	307,874	48,256,171
Laboratory Corp. of America Hldgs.	10,858	2,467,915
McKesson Corp.	17,018	7,878,994
Medtronic PLC	170,166	14,018,275
Merck & Co., Inc.	324,084	35,331,638
Mettler-Toledo International, Inc.*	2,773	3,363,538
Moderna, Inc.*	42,424	4,219,067
Molina Healthcare, Inc.*	7,456	2,693,927
Pfizer, Inc.	722,137	20,790,324
Quest Diagnostics, Inc.	14,380	1,982,714
Regeneron Pharmaceuticals, Inc.*	13,701	12,033,451
ResMed, Inc.	18,812	3,236,040
Revvity, Inc.	15,783	1,725,240
STERIS PLC	12,636	2,778,025
Stryker Corp.	43,241	12,948,950
Teleflex, Inc.	6,010	1,498,533
Thermo Fisher Scientific, Inc.	49,414	26,228,457
UnitedHealth Group, Inc.	118,292	62,277,189
Universal Health Svcs., Inc. Cl B	7,802	1,189,337
Vertex Pharmaceuticals, Inc.*	32,956	13,409,467
Viatris, Inc.	153,430	1,661,647

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value

COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Waters Corp.*	7,562	$2,489,637
West Pharmaceutical Svcs., Inc.	9,463	3,332,112
Zimmer Biomet Hldgs., Inc.	26,727	3,252,676
Zoetis, Inc. Cl A	58,718	11,589,172

		646,153,142

INDUSTRIALS (8.7%)
3M Co.	70,638	7,722,146
Allegion PLC	11,227	1,422,349
American Airlines Group, Inc.*	83,583	1,148,430
AMETEK, Inc.	29,518	4,867,223
AO Smith Corp.	15,709	1,295,050
Automatic Data Processing, Inc.	52,603	12,254,921
Axon Enterprise, Inc.*	9,009	2,327,295
Boeing Co.*	72,730	18,957,802
Broadridge Financial Solutions, Inc.	15,046	3,095,714
Builders FirstSource, Inc.*	15,782	2,634,647
Carrier Global Corp.	107,308	6,164,845
Caterpillar, Inc.	65,244	19,290,693
Ceridian HCM Hldg., Inc.*	19,949	1,338,977
CH Robinson Worldwide, Inc.	14,919	1,288,852
Cintas Corp.	11,072	6,672,651
Copart, Inc.*	111,749	5,475,701
CSX Corp.	252,734	8,762,288
Cummins, Inc.	18,128	4,342,925
Deere & Co.	34,255	13,697,547
Delta Air Lines, Inc.	82,294	3,310,688
Dover Corp.	17,891	2,751,815
Eaton Corp. PLC	51,068	12,298,196
Emerson Electric Co.	72,912	7,096,525
Equifax, Inc.	15,759	3,897,043
Expeditors International of Washington, Inc.	18,594	2,365,157
Fastenal Co.	73,080	4,733,392
FedEx Corp.	29,582	7,483,358
Fortive Corp.	44,946	3,309,374
Generac Hldgs., Inc.*	7,857	1,015,439
General Dynamics Corp.	28,968	7,522,120
General Electric Co.	139,197	17,765,713
Honeywell International, Inc.	84,314	17,681,489
Howmet Aerospace, Inc.	50,026	2,707,407
Hubbell, Inc. Cl B	6,859	2,256,131
Huntington Ingalls Industries, Inc.	5,080	1,318,971
IDEX Corp.	9,672	2,099,888
Illinois Tool Works, Inc.	35,018	9,172,615
Ingersoll Rand, Inc.	51,771	4,003,969
Jacobs Solutions, Inc.	16,104	2,090,299

	Shares	Value

COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
JB Hunt Transport Svcs., Inc.	10,421	$2,081,490
Johnson Controls International PLC	87,008	5,015,141
L-3 Harris Technologies, Inc.	24,241	5,105,639
Leidos Hldgs., Inc.	17,586	1,903,509
Lockheed Martin Corp.	28,240	12,799,498
Masco Corp.	28,712	1,923,130
Nordson Corp.	6,927	1,829,836
Norfolk Southern Corp.	28,921	6,836,346
Northrop Grumman Corp.	18,128	8,486,442
Old Dominion Freight Line, Inc.	11,443	4,638,191
Otis Worldwide Corp.	52,341	4,682,949
PACCAR, Inc.	66,898	6,532,590
Parker-Hannifin Corp.	16,431	7,569,762
Paychex, Inc.	41,117	4,897,446
Paycom Software, Inc.	6,273	1,296,755
Pentair PLC	21,141	1,537,162
Quanta Svcs., Inc.	18,581	4,009,780
Republic Svcs., Inc. Cl A	26,156	4,313,386
Robert Half, Inc.	13,543	1,190,701
Rockwell Automation, Inc.	14,666	4,553,500
Rollins, Inc.	35,905	1,567,971
RTX Corp.	183,898	15,473,178
Snap-on, Inc.	6,750	1,949,670
Southwest Airlines Co.	76,239	2,201,782
Stanley Black & Decker, Inc.	19,607	1,923,447
Textron, Inc.	25,068	2,015,969
Trane Technologies PLC	29,211	7,124,563
TransDigm Group, Inc.	7,074	7,156,058
Uber Technologies, Inc.*	263,186	16,204,362
Union Pacific Corp.	77,963	19,149,272
United Airlines Hldgs., Inc.*	41,946	1,730,692
United Parcel Svc., Inc. Cl B	92,500	14,543,775
United Rentals, Inc.	8,669	4,970,978
Veralto Corp.	28,036	2,306,241
Verisk Analytics, Inc. Cl A	18,548	4,430,375
Waste Management, Inc.	46,876	8,395,492
Westinghouse Air Brake Technologies Corp.	22,913	2,907,660
WW Grainger, Inc.	5,650	4,682,098
Xylem, Inc.	30,832	3,525,947

		451,102,428

INFORMATION TECHNOLOGY (28.4%)
Accenture PLC Cl A	80,267	28,166,493
Adobe, Inc.*	58,230	34,740,018
Advanced Micro Devices, Inc.*	206,633	30,459,771
Akamai Technologies, Inc.*	19,290	2,282,971

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value

COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Amphenol Corp. Cl A	76,520	$7,585,428
Analog Devices, Inc.	63,731	12,654,427
ANSYS, Inc.*	11,100	4,027,968
Apple, Inc.	1,869,745	359,982,005
Applied Materials, Inc.	106,987	17,339,383
Arista Networks, Inc.*	32,228	7,590,016
Autodesk, Inc.*	27,339	6,656,500
Broadcom, Inc.	56,138	62,664,042
Cadence Design Systems, Inc.*	34,795	9,477,114
CDW Corp.	17,133	3,894,674
Cisco Systems, Inc.	518,036	26,171,179
Cognizant Technology Solutions Corp. Cl A	64,127	4,843,512
Corning, Inc.	98,204	2,990,312
Enphase Energy, Inc.*	17,464	2,307,693
EPAM Systems, Inc.*	7,379	2,194,072
F5, Inc.*	7,636	1,366,691
Fair Isaac Corp.*	3,161	3,679,436
First Solar, Inc.*	13,665	2,354,206
Fortinet, Inc.*	81,515	4,771,073
Gartner, Inc.*	9,969	4,497,116
Gen Digital, Inc.	72,110	1,645,550
Hewlett Packard Enterprise Co.	164,070	2,785,909
HP, Inc.	111,226	3,346,790
Intel Corp.	539,197	27,094,649
International Business Machines Corp.	116,782	19,099,696
Intuit, Inc.	35,843	22,402,950
Jabil, Inc.	16,363	2,084,646
Juniper Networks, Inc.	40,781	1,202,224
Keysight Technologies, Inc.*	22,711	3,613,093
KLA Corp.	17,385	10,105,900
Lam Research Corp.	16,855	13,201,847
Microchip Technology, Inc.	69,196	6,240,095
Micron Technology, Inc.	140,431	11,984,382
Microsoft Corp.	950,535	357,439,181
Monolithic Power Systems, Inc.	6,128	3,865,420
Motorola Solutions, Inc.	21,226	6,645,648
NetApp, Inc.	26,703	2,354,136
NVIDIA Corp.	315,896	156,438,017
NXP Semiconductors N.V.	32,966	7,571,631
ON Semiconductor Corp.*	55,083	4,601,083
Oracle Corp.	203,201	21,423,481
Palo Alto Networks, Inc.*	39,751	11,721,775
PTC, Inc.*	15,198	2,659,042
Qorvo, Inc.*	12,450	1,401,995
QUALCOMM, Inc.	142,345	20,587,357

	Shares	Value

COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Roper Technologies, Inc.	13,662	$7,448,113
Salesforce, Inc.*	124,440	32,745,142
Seagate Technology Hldgs. PLC	24,880	2,124,006
ServiceNow, Inc.*	26,218	18,522,755
Skyworks Solutions, Inc.	20,385	2,291,682
Synopsys, Inc.*	19,450	10,015,000
TE Connectivity Ltd.	39,746	5,584,313
Teledyne Technologies, Inc.*	6,035	2,693,360
Teradyne, Inc.	19,552	2,121,783
Texas Instruments, Inc.	116,153	19,799,440
Trimble, Inc.*	31,816	1,692,611
Tyler Technologies, Inc.*	5,381	2,249,904
VeriSign, Inc.*	11,360	2,339,706
Western Digital Corp.*	41,468	2,171,679
Zebra Technologies Corp. Cl A*	6,569	1,795,505

		1,477,807,596

MATERIALS (2.4%)
Air Products & Chemicals, Inc.	28,411	7,778,932
Albemarle Corp.	15,009	2,168,500
Amcor PLC	184,849	1,781,944
Avery Dennison Corp.	10,299	2,082,046
Ball Corp.	40,325	2,319,494
Celanese Corp. Cl A	12,808	1,989,979
CF Industries Hldgs., Inc.	24,435	1,942,583
Corteva, Inc.	90,130	4,319,030
Dow, Inc.	89,704	4,919,367
DuPont de Nemours, Inc.	54,999	4,231,073
Eastman Chemical Co.	15,164	1,362,030
Ecolab, Inc.	32,456	6,437,648
FMC Corp.	15,956	1,006,026
Freeport-McMoRan, Inc.	183,396	7,807,168
International Flavors & Fragrances, Inc.	32,648	2,643,509
International Paper Co.	44,253	1,599,746
Linde PLC	62,014	25,469,770
LyondellBasell Industries N.V. Cl A	32,772	3,115,962
Martin Marietta Materials, Inc.	7,904	3,943,385
Mosaic Co.	41,800	1,493,514
Newmont Corp.	147,396	6,100,720
Nucor Corp.	31,441	5,471,992
Packaging Corp. of America	11,462	1,867,274
PPG Industries, Inc.	30,157	4,509,979
Sherwin-Williams Co.	30,117	9,393,492
Steel Dynamics, Inc.	19,453	2,297,399
Vulcan Materials Co.	16,994	3,857,808
Westrock Co.	32,792	1,361,524

		123,271,894

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (2.5%)
Alexandria Real Estate Equities, Inc.	20,002	$2,535,653
American Tower Corp.	59,619	12,870,550
AvalonBay Communities, Inc.	18,163	3,400,477
Boston Properties, Inc.	18,466	1,295,759
Camden Property Trust	13,655	1,355,805
CBRE Group, Inc. Cl A*	38,981	3,628,741
CoStar Group, Inc.*	52,227	4,564,117
Crown Castle, Inc.	55,506	6,393,736
Digital Realty Trust, Inc.	38,733	5,212,687
Equinix, Inc.	12,007	9,670,318
Equity Residential	44,193	2,702,844
Essex Property Trust, Inc.	8,209	2,035,339
Extra Space Storage, Inc.	27,021	4,332,277
Federal Realty Investment Trust	9,395	968,155
Healthpeak Properties, Inc.	69,967	1,385,347
Host Hotels & Resorts, Inc.	90,221	1,756,603
Invitation Homes, Inc.	73,569	2,509,439
Iron Mountain, Inc.	37,344	2,613,333
Kimco Realty Corp.	85,036	1,812,117
Mid-America Apartment Communities, Inc.	14,924	2,006,681
Prologis, Inc.	118,170	15,752,061
Public Storage	20,239	6,172,895
Realty Income Corp.	92,585	5,316,231
Regency Centers Corp.	21,010	1,407,670
SBA Communications Corp. Cl A	13,798	3,500,415
Simon Property Group, Inc.	41,724	5,951,511
UDR, Inc.	38,702	1,481,900
Ventas, Inc.	51,462	2,564,866
VICI Properties, Inc. Cl A	132,310	4,218,043
Welltower, Inc.	70,785	6,382,683
Weyerhaeuser Co.	93,362	3,246,197

		129,044,450

	Shares	Value

COMMON STOCKS (CONTINUED):
UTILITIES (2.3%)
AES Corp.	85,641	$1,648,589
Alliant Energy Corp.	32,636	1,674,227
Ameren Corp.	33,629	2,432,722
American Electric Power Co., Inc.	67,256	5,462,532
American Water Works Co., Inc.	24,901	3,286,683
Atmos Energy Corp.	18,992	2,201,173
CenterPoint Energy, Inc.	80,729	2,306,427
CMS Energy Corp.	37,315	2,166,882
Consolidated Edison, Inc.	44,151	4,016,416
Constellation Energy Corp.	40,847	4,774,606
Dominion Energy, Inc.	107,021	5,029,987
DTE Energy Co.	26,368	2,907,336
Duke Energy Corp.	98,569	9,565,136
Edison International	49,020	3,504,440
Entergy Corp.	27,046	2,736,785
Evergy, Inc.	29,380	1,533,636
Eversource Energy	44,676	2,757,403
Exelon Corp.	127,310	4,570,429
FirstEnergy Corp.	66,048	2,421,320
NextEra Energy, Inc.	262,399	15,938,115
NiSource, Inc.	52,852	1,403,221
NRG Energy, Inc.	28,874	1,492,786
PG&E Corp.	272,861	4,919,684
Pinnacle West Capital Corp.	14,503	1,041,895
PPL Corp.	94,273	2,554,798
Public Svc. Enterprise Group, Inc.	63,731	3,897,151
Sempra	80,487	6,014,793
Southern Co.	139,483	9,780,548
WEC Energy Group, Inc.	40,342	3,395,586
Xcel Energy, Inc.	70,573	4,369,174

		119,804,480

TOTAL COMMON STOCKS
(Cost: $2,701,559,757)		5,120,772,326

	Rating**	Rate(%)	Maturity	Face Amount	Value

SHORT-TERM DEBT SECURITIES (1.4%):
U.S. GOVERNMENT (1.2%)
U.S. Treasury Bill (1)	A-1+	5.26	04/11/24	$10,000,000	$9,856,059
U.S. Treasury Bill	A-1+	5.31	01/23/24	4,500,000	4,485,509
U.S. Treasury Bill	A-1+	5.32	01/09/24	9,200,000	9,189,223
U.S. Treasury Bill	A-1+	5.32	02/06/24	11,500,000	11,439,356
U.S. Treasury Bill	A-1+	5.36	01/18/24	10,600,000	10,573,453
U.S. Treasury Bill	A-1+	5.38	01/04/24	18,200,000	18,191,935

					63,735,535

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating**	Rate(%)	Maturity	Face Amount	Value

SHORT-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (0.2%)
FHLB	A-1+	5.20	01/02/24	$12,400,000	$12,398,209

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $76,132,525)					76,133,744

TOTAL INVESTMENTS (Cost: $2,777,692,282) 99.9%					5,196,906,070

OTHER NET ASSETS 0.1%					3,682,634

NET ASSETS 100.0%					$5,200,588,704

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

Abbreviations:	FHLB = Federal Home Loan Bank

*	Non-income producing security.
**	Ratings as per Standard & Poor's Corporation (unaudited).

(1)

This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Fund as of December 31, 2023, was as follows:

Contract Type	Number of Contracts	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value	Unrealized Gain(Loss)(a)	Face Value of Futures as a % of Total Investments
E-mini S&P 500 Stock Index	332	P	March 2024	$80,012,000	$2,007,303	1.5%

(a)

Includes the cumulative appreciation(depreciation) of futures contracts, which is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day's variation margin payable or receivable. The accompanying notes are an integral part of these portfolio schedules.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — ALL AMERICA FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value

COMMON STOCKS (98.5%):
COMMUNICATION SERVICES (5.7%)
Alphabet, Inc. Cl A*	25,802	$3,604,281
Alphabet, Inc. Cl C*	21,716	3,060,436
AT&T, Inc.	31,173	523,083
Charter Communications, Inc. Cl A*	439	170,631
Comcast Corp. Cl A	17,508	767,726
Electronic Arts, Inc.	1,068	146,113
Fox Corp. Cl A	9,655	286,464
Fox Corp. Cl B	576	15,926
IMAX Corp.*	10,775	161,840
Interpublic Group of Cos., Inc.	1,670	54,509
Live Nation Entertainment, Inc.*	619	57,938
Match Group, Inc.*	1,186	43,289
Meta Platforms, Inc. Cl A*	9,678	3,425,625
Netflix, Inc.*	1,909	929,454
News Corp. Cl A	1,660	40,753
News Corp. Cl B	501	12,886
Omnicom Group, Inc.	862	74,572
Paramount Global Cl B	2,104	31,118
Take-Two Interactive Software, Inc.*	5,074	816,660
TEGNA, Inc.	39,550	605,115
T-Mobile US, Inc.	2,219	355,772
Verizon Communications, Inc.	18,329	691,003
Walt Disney Co.	7,978	720,334
Warner Bros Discovery, Inc.*	27,674	314,930
ZipRecruiter, Inc. Cl A*	6,684	92,908

		17,003,366

CONSUMER DISCRETIONARY (10.1%)
Airbnb, Inc. Cl A*	1,895	257,985
Amazon.com, Inc.*	39,647	6,023,965
Aptiv PLC*	2,811	252,203
AutoZone, Inc.*	220	568,834
Bath & Body Works, Inc.	992	42,815
Best Buy Co., Inc.	845	66,147
Bloomin' Brands, Inc.	42,369	1,192,687
Booking Hldgs., Inc.*	153	542,725
BorgWarner, Inc.	1,025	36,746
Caesars Entertainment, Inc.*	5,499	257,793
Capri Hldgs. Ltd.*	13,078	657,039
CarMax, Inc.*	691	53,027
Carnival Corp.*	4,393	81,446
Chipotle Mexican Grill, Inc. Cl A*	120	274,435
Coursera, Inc.*	8,463	163,928
Darden Restaurants, Inc.	3,699	607,746
Domino's Pizza, Inc.	153	63,071
DR Horton, Inc.	1,314	199,702
eBay, Inc.	2,263	98,712
Etsy, Inc.*	523	42,389
Everi Hldgs., Inc.*	18,501	208,506
Expedia Group, Inc.*	582	88,342

	Shares	Value

COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Five Below, Inc.*	4,405	$938,970
Ford Motor Co.	17,144	208,985
Garmin Ltd.	668	85,865
General Motors Co.	5,971	214,478
Genuine Parts Co.	612	84,762
Golden Entertainment, Inc.	17,832	712,032
Hasbro, Inc.	569	29,053
Hilton Worldwide Hldgs., Inc.	1,119	203,759
Home Depot, Inc.	4,361	1,511,305
Las Vegas Sands Corp.	1,610	79,228
Lennar Corp. Cl A	1,091	162,603
LKQ Corp.	1,167	55,771
Lowe's Cos., Inc.	2,517	560,158
Lululemon Athletica, Inc.*	503	257,179
Marriott International, Inc. Cl A	1,076	242,649
Marriott Vacations Worldwide Corp.	7,934	673,517
McDonald's Corp.	3,163	937,861
MGM Resorts International*	1,192	53,259
Mohawk Industries, Inc.*	231	23,908
Murphy USA, Inc.	798	284,535
NIKE, Inc. Cl B	5,337	579,438
Norwegian Cruise Line Hldgs. Ltd.*	1,855	37,174
NVR, Inc.*	98	686,044
Ollie's Bargain Outlet Hldgs., Inc.*	10,807	820,143
O'Reilly Automotive, Inc.*	258	245,121
Pool Corp.	169	67,382
PulteGroup, Inc.	940	97,027
Ralph Lauren Corp. Cl A	174	25,091
Ross Stores, Inc.	1,477	204,402
Royal Caribbean Cruises Ltd.*	1,028	133,116
Skyline Champion Corp.*	5,815	431,822
Starbucks Corp.	4,982	478,322
Steven Madden Ltd.	4,278	179,676
Tapestry, Inc.	1,000	36,810
Taylor Morrison Home Corp. Cl A*	26,263	1,401,131
Tesla, Inc.*	12,057	2,995,923
TJX Cos., Inc.	4,988	467,924
Tractor Supply Co.	3,457	743,359
Ulta Beauty, Inc.*	215	105,348
Valvoline, Inc.*	14,699	552,388
VF Corp.	1,442	27,110
Whirlpool Corp.	239	29,103
Williams-Sonoma, Inc.	1,813	365,827
Wynn Resorts Ltd.	419	38,175
XPEL, Inc.*	3,026	162,950
Yum! Brands, Inc.	1,223	159,797

		30,170,723

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — ALL AMERICA FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value

COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (4.9%)
Altria Group, Inc.	7,711	$311,062
Archer-Daniels-Midland Co.	2,326	167,984
Boston Beer Co., Inc. Cl A*	521	180,052
Brown-Forman Corp. Cl B	798	45,566
Bunge Global S.A.	634	64,002
Campbell Soup Co.	857	37,048
Church & Dwight Co., Inc.	6,523	616,815
Clorox Co.	540	76,999
Coca-Cola Co.	16,965	999,747
Coca-Cola Consolidated, Inc.	360	334,224
Colgate-Palmolive Co.	3,590	286,159
Conagra Brands, Inc.	2,084	59,727
Constellation Brands, Inc. Cl A	4,054	980,054
Costco Wholesale Corp.	1,931	1,274,614
Crimson Wine Group Ltd.*	40,932	241,335
Dollar General Corp.	957	130,104
Dollar Tree, Inc.*	912	129,550
Estee Lauder Cos., Inc. Cl A	1,012	148,005
Freshpet, Inc.*	8,283	718,633
General Mills, Inc.	2,535	165,130
Hershey Co.	654	121,932
Hormel Foods Corp.	1,263	40,555
J M Smucker Co.	463	58,514
Kellanova	1,150	64,297
Kenvue, Inc.	7,515	161,798
Keurig Dr Pepper, Inc.	4,390	146,275
Kimberly-Clark Corp.	1,474	179,106
Kraft Heinz Co.	3,476	128,542
Kroger Co.	2,885	131,873
Lamb Weston Hldgs., Inc.	2,817	304,490
McCormick & Co., Inc.	1,096	74,988
MGP Ingredients, Inc.	1,083	106,697
Molson Coors Beverage Co. Cl B	808	49,458
Mondelez International, Inc. Cl A	5,932	429,655
Monster Beverage Corp.*	3,221	185,562
PepsiCo, Inc.	5,995	1,018,191
Philip Morris International, Inc.	6,769	636,828
Procter & Gamble Co.	10,276	1,505,845
Sysco Corp.	2,199	160,813
Target Corp.	2,013	286,691
TreeHouse Foods, Inc.*	15,972	662,039
Tyson Foods, Inc. Cl A	1,244	66,865
Walgreens Boots Alliance, Inc.	3,127	81,646
Walmart, Inc.	6,220	980,583

		14,550,053

ENERGY (4.7%)
APA Corp.	1,338	48,007
Baker Hughes Co. Cl A	28,284	966,747
ChampionX Corp.	39,697	1,159,549
Cheniere Energy, Inc.	2,700	460,917

	Shares	Value

COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
Chesapeake Energy Corp.	4,936	$379,776
Chevron Corp.	7,655	1,141,820
ConocoPhillips	5,177	600,894
Coterra Energy, Inc.	3,280	83,706
Devon Energy Corp.	10,051	455,310
Diamondback Energy, Inc.	780	120,962
EOG Resources, Inc.	2,542	307,455
EQT Corp.	15,618	603,792
Exxon Mobil Corp.	17,464	1,746,051
Halliburton Co.	3,903	141,093
Hess Corp.	3,335	480,774
Kinder Morgan, Inc.	8,432	148,741
Liberty Energy, Inc. Cl A	7,423	134,653
Marathon Oil Corp.	2,552	61,656
Marathon Petroleum Corp.	1,656	245,684
MPLX LP*	4,533	166,452
Murphy Oil Corp.	6,503	277,418
Northern Oil & Gas, Inc.	26,264	973,607
Occidental Petroleum Corp.	2,879	171,905
ONEOK, Inc.	2,540	178,359
Ovintiv, Inc.	11,585	508,813
Permian Resources Corp. Cl A	14,807	201,375
Phillips 66	1,919	255,496
Pioneer Natural Resources Co.	1,017	228,703
Schlumberger N.V.	6,227	324,053
Southwestern Energy Co.*	64,035	419,429
Targa Resources Corp.	973	84,525
Valaris Ltd.*	2,813	192,887
Valero Energy Corp.	1,485	193,050
Williams Cos., Inc.	19,959	695,172

		14,158,831

FINANCIALS (14.0%)
Aflac, Inc.	2,319	191,317
Allstate Corp.	1,141	159,717
American Equity Investment Life Hldg. Co.*	6,989	389,986
American Express Co.	2,510	470,223
American Financial Group, Inc.	3,828	455,111
American International Group, Inc.	3,061	207,383
Ameriprise Financial, Inc.	3,600	1,367,388
Aon PLC Cl A	873	254,060
Arch Capital Group Ltd.*	1,627	120,837
Arthur J. Gallagher & Co.	941	211,612
Assurant, Inc.	230	38,753
Bank of America Corp.	30,017	1,010,672
Bank of New York Mellon Corp.	3,353	174,524
Banner Corp.	8,933	478,451
Berkshire Hathaway, Inc. Cl B*	7,933	2,829,384
BlackRock, Inc. Cl A	610	495,198

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — ALL AMERICA FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value

COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Blackstone, Inc.	3,097	$405,459
Brookline Bancorp, Inc.	33,315	363,467
Brown & Brown, Inc.	8,773	623,848
Capital One Financial Corp.	1,661	217,790
Cboe Global Markets, Inc.	460	82,138
Charles Schwab Corp.	6,489	446,443
Chubb Ltd.	1,779	402,054
Cincinnati Financial Corp.	685	70,870
Citigroup, Inc.	8,345	429,267
Citizens Financial Group, Inc.	2,033	67,374
CME Group, Inc. Cl A	1,570	330,642
Comerica, Inc.	575	32,091
Dime Community Bancshares, Inc.	10,458	281,634
Discover Financial Svcs.	1,091	122,628
Eastern Bankshares, Inc.	36,059	512,038
Ellington Financial, Inc.	26,882	341,670
Enterprise Financial Svcs. Corp.	10,020	447,393
Essent Group Ltd.	11,686	616,320
Euronet Worldwide, Inc.*	1,557	158,020
Everest Group Ltd.	1,822	644,223
FactSet Research Systems, Inc.	166	79,190
Fidelity National Information Svcs., Inc.	2,584	155,221
Fifth Third Bancorp	20,936	722,083
First Financial Bankshares, Inc.	12,873	390,052
First Interstate BancSystem, Inc. Cl A	16,884	519,183
Fiserv, Inc.*	2,617	347,642
FleetCor Technologies, Inc.*	315	89,022
Franklin Resources, Inc.	1,230	36,642
Global Payments, Inc.	1,135	144,145
Globe Life, Inc.	374	45,523
Goldman Sachs Group, Inc.	1,422	548,565
Goosehead Insurance, Inc. Cl A*	3,721	282,052
Hancock Whitney Corp.	11,602	563,741
Hartford Financial Svcs. Group, Inc.	12,082	971,151
Home BancShares, Inc.	19,201	486,361
Houlihan Lokey, Inc. Cl A	2,331	279,510
Huntington Bancshares, Inc.	6,314	80,314
Intercontinental Exchange, Inc.	2,496	320,561
Invesco Ltd.	1,959	34,949
iShares Micro-Cap ETF	3,086	358,069
iShares Russell Mid-Cap ETF	6,876	534,471
Jack Henry & Associates, Inc.	318	51,964
JPMorgan Chase & Co.	12,605	2,144,111
KeyCorp.	17,961	258,638
Loews Corp.	799	55,602

	Shares	Value

COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
M&T Bank Corp.	4,244	$581,768
MarketAxess Hldgs., Inc.	165	48,320
Marsh & McLennan Cos., Inc.	2,150	407,361
Mastercard, Inc. Cl A	3,611	1,540,128
MetLife, Inc.	2,711	179,278
Moelis & Co. Cl A	5,643	316,742
Moody's Corp.	687	268,315
Morgan Stanley	5,510	513,808
MSCI, Inc. Cl A	345	195,149
Nasdaq, Inc.	1,484	86,280
Northern Trust Corp.	903	76,195
PayPal Hldgs., Inc.*	4,701	288,688
PJT Partners, Inc. Cl A	3,151	320,992
PNC Financial Svcs. Group, Inc.	1,737	268,974
Primerica, Inc.	5,090	1,047,318
Principal Financial Group, Inc.	957	75,287
Progressive Corp.	2,551	406,323
Prudential Financial, Inc.	1,574	163,240
Raymond James Financial, Inc.	5,915	659,523
Regions Financial Corp.	4,055	78,586
Reinsurance Group of America, Inc.	1,643	265,805
S&P Global, Inc.	1,413	622,455
Selective Insurance Group, Inc.	8,570	852,544
ServisFirst Bancshares, Inc.	1,819	121,200
Starwood Property Trust, Inc.	31,177	655,341
State Street Corp.	1,346	104,261
Stifel Financial Corp.	2,782	192,375
Stock Yards Bancorp, Inc.	8,536	439,519
Synchrony Financial	5,747	219,478
T. Rowe Price Group, Inc.	975	104,998
Travelers Cos., Inc.	996	189,728
TriCo Bancshares	7,857	337,615
Truist Financial Corp.	5,814	214,653
U.S. Bancorp	6,789	293,828
UMB Financial Corp.	4,784	399,703
Visa, Inc. Cl A	6,950	1,809,433
Voya Financial, Inc.	10,506	766,518
Webster Financial Corp.	6,963	353,442
Wells Fargo & Co.	15,834	779,349
Willis Towers Watson PLC	451	108,781
Wintrust Financial Corp.	4,141	384,078
W.R. Berkley Corp.	888	62,799
Zions Bancorp N.A.	646	28,340

		41,777,265

HEALTH CARE (12.1%)
Abbott Laboratories	7,566	832,790
AbbVie, Inc.	7,698	1,192,959
ACADIA Pharmaceuticals, Inc.*	4,838	151,478
Addus HomeCare Corp.*	4,311	400,276

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — ALL AMERICA FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value

COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Agilent Technologies, Inc.	4,510	$627,025
Align Technology, Inc.*	311	85,214
Alkermes PLC*	6,239	173,070
Alnylam Pharmaceuticals, Inc.*	959	183,562
Amgen, Inc.	2,334	672,239
Amicus Therapeutics, Inc.*	14,943	212,041
AMN Healthcare Svcs., Inc.*	3,286	246,056
Amphastar Pharmaceuticals, Inc.*	5,540	342,649
Apellis Pharmaceuticals, Inc.*	2,121	126,963
Avidity Biosciences, Inc.*	9,889	89,495
Axsome Therapeutics, Inc.*	2,391	190,300
Baxter International, Inc.	2,211	85,477
Becton Dickinson & Co.	1,265	308,445
BioCryst Pharmaceuticals, Inc.*	14,653	87,771
Biogen, Inc.*	1,738	449,742
Bio-Rad Laboratories, Inc. Cl A*	91	29,383
Bio-Techne Corp.	689	53,163
Blueprint Medicines Corp.*	2,510	231,522
Boston Scientific Corp.*	6,384	369,059
Bristol-Myers Squibb Co.	8,872	455,222
Cardinal Health, Inc.	1,075	108,360
Catalent, Inc.*	786	35,315
Cencora, Inc.	727	149,311
Centene Corp.*	5,456	404,890
Charles River Laboratories International, Inc.*	224	52,954
Chemed Corp.	509	297,638
Cigna Group	1,276	382,098
Collegium Pharmaceutical, Inc.*	6,467	199,054
CONMED Corp.	2,087	228,547
Cooper Cos., Inc.	216	81,743
Corcept Therapeutics, Inc.*	8,810	286,149
CVS Health Corp.	5,600	442,176
Danaher Corp.	2,868	663,483
DaVita, Inc.*	235	24,619
DENTSPLY SIRONA, Inc.	924	32,885
Dexcom, Inc.*	3,678	456,403
Edwards Lifesciences Corp.*	2,645	201,681
Elevance Health, Inc.	1,025	483,349
Eli Lilly & Co.	3,477	2,026,813
Encompass Health Corp.	6,721	448,425
Envista Hldgs. Corp.*	14,441	347,450
Exact Sciences Corp.*	1,990	147,220
Fortrea Hldgs., Inc.*	24,428	852,537
GE HealthCare Technologies, Inc.	1,707	131,985
Gilead Sciences, Inc.	5,433	440,127
Halozyme Therapeutics, Inc.*	4,543	167,909
HCA Healthcare, Inc.	864	233,868
HealthEquity, Inc.*	3,351	222,171

	Shares	Value

COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Henry Schein, Inc.*	570	$43,155
Hologic, Inc.*	1,068	76,309
Humana, Inc.	844	386,392
IDEXX Laboratories, Inc.*	826	458,471
Illumina, Inc.*	692	96,354
Immunocore Hldgs. PLC ADR*	944	64,494
Incyte Corp.*	811	50,923
Inmode Ltd.*	5,330	118,539
Insmed, Inc.*	5,277	163,534
Insulet Corp.*	1,063	230,650
Intra-Cellular Therapies, Inc.*	3,424	245,227
Intuitive Surgical, Inc.*	1,534	517,510
IQVIA Hldgs., Inc.*	799	184,873
iRhythm Technologies, Inc.*	1,616	172,977
Johnson & Johnson	10,496	1,645,143
Karuna Therapeutics, Inc.*	505	159,838
Krystal Biotech, Inc.*	2,459	305,064
Laboratory Corp. of America Hldgs.	1,679	381,620
Lantheus Hldgs., Inc.*	3,213	199,206
LeMaitre Vascular, Inc.	2,363	134,124
Madrigal Pharmaceuticals, Inc.*	887	205,234
McKesson Corp.	581	268,991
Medtronic PLC	5,801	477,886
Merck & Co., Inc.	11,048	1,204,453
Mettler-Toledo International, Inc.*	348	422,110
Moderna, Inc.*	1,446	143,805
ModivCare, Inc.*	2,536	111,559
Molina Healthcare, Inc.*	254	91,773
Neogen Corp.*	8,152	163,937
Omnicell, Inc.*	2,309	86,888
Option Care Health, Inc.*	5,582	188,058
Orthofix Medical, Inc.*	10,076	135,824
OrthoPediatrics Corp.*	2,862	93,044
Penumbra, Inc.*	585	147,151
Pfizer, Inc.	24,618	708,752
Quest Diagnostics, Inc.	490	67,561
QuidelOrtho Corp.*	2,573	189,630
Regeneron Pharmaceuticals, Inc.*	467	410,161
Repligen Corp.*	858	154,268
ResMed, Inc.	641	110,265
Revvity, Inc.	539	58,918
Roivant Sciences Ltd.*	10,255	115,164
Shockwave Medical, Inc.*	384	73,175
Simulations Plus, Inc.	5,347	239,278
SpringWorks Therapeutics, Inc.*	4,336	158,264
STAAR Surgical Co.*	3,254	101,557
STERIS PLC	431	94,755
Stryker Corp.	1,475	441,703
Supernus Pharmaceuticals, Inc.*	21,925	634,510

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — ALL AMERICA FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value

COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Tactile Systems Technology, Inc.*	8,898	$127,241
Teleflex, Inc.	205	51,115
Tenet Healthcare Corp.*	2,350	177,590
Thermo Fisher Scientific, Inc.	1,684	893,850
Ultragenyx Pharmaceutical, Inc.*	2,424	115,916
UnitedHealth Group, Inc.	4,033	2,123,254
Universal Health Svcs., Inc. Cl B	266	40,549
Vaxcyte, Inc.*	3,322	208,622
Veeva Systems, Inc. Cl A*	1,430	275,304
Vericel Corp.*	9,203	327,719
Vertex Pharmaceuticals, Inc.*	1,124	457,344
Viatris, Inc.	5,231	56,652
Waters Corp.*	258	84,941
West Pharmaceutical Svcs., Inc.	322	113,383
Xencor, Inc.*	6,072	128,909
Zimmer Biomet Hldgs., Inc.	5,563	677,017
Zoetis, Inc. Cl A	2,002	395,135

		36,332,679

INDUSTRIALS (13.2%)
3M Co.	2,408	263,243
Advanced Drainage Systems, Inc.	3,009	423,186
Alaska Air Group, Inc.*	11,046	431,567
Allegion PLC	383	48,522
American Airlines Group, Inc.*	2,850	39,159
AMETEK, Inc.	1,007	166,044
AO Smith Corp.	536	44,188
Arcosa, Inc.	7,494	619,304
Atkore, Inc.*	954	152,640
Automatic Data Processing, Inc.	1,794	417,948
Axon Enterprise, Inc.*	2,943	760,265
Bloom Energy Corp. Cl A*	29,973	443,600
Boeing Co.*	2,479	646,176
Broadridge Financial Solutions, Inc.	513	105,550
Builders FirstSource, Inc.*	2,477	413,510
Carlisle Cos., Inc.	2,916	911,046
Carrier Global Corp.	3,658	210,152
Casella Waste Systems, Inc. Cl A*	3,592	306,972
Caterpillar, Inc.	2,225	657,866
Ceridian HCM Hldg., Inc.*	680	45,642
CH Robinson Worldwide, Inc.	508	43,886
Chart Industries, Inc.*	4,232	576,949
Cintas Corp.	377	227,203
Clean Harbors, Inc.*	5,485	957,187
Copart, Inc.*	3,809	186,641
Crane Co.	5,189	613,028
CSX Corp.	8,616	298,717

	Shares	Value

COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Cummins, Inc.	618	$148,054
Deere & Co.	1,168	467,048
Delta Air Lines, Inc.	2,806	112,885
Deluxe Corp.	17,697	379,601
Dover Corp.	5,966	917,630
Ducommun, Inc.*	3,106	161,698
Eaton Corp. PLC	1,741	419,268
EMCOR Group, Inc.	842	181,392
Emerson Electric Co.	2,486	241,962
Encore Wire Corp.	1,291	275,758
Enpro, Inc.	4,627	725,236
Equifax, Inc.	537	132,795
ESCO Technologies, Inc.	8,929	1,044,961
ExlService Hldgs., Inc.*	6,015	185,563
Expeditors International of Washington, Inc.	634	80,645
Fastenal Co.	2,492	161,407
Federal Signal Corp.	8,873	680,914
FedEx Corp.	1,009	255,247
Fortive Corp.	1,533	112,875
Franklin Electric Co., Inc.	3,505	338,758
Generac Hldgs., Inc.*	2,913	376,476
General Dynamics Corp.	988	256,554
General Electric Co.	4,746	605,732
Graco, Inc.	4,634	402,046
HEICO Corp. Cl A	1,833	261,092
Honeywell International, Inc.	2,875	602,916
Howmet Aerospace, Inc.	1,706	92,329
Hubbell, Inc. Cl B	234	76,970
Huntington Ingalls Industries, Inc.	174	45,177
Huron Consulting Group, Inc.*	3,768	387,350
ICF International, Inc.	5,976	801,322
IDEX Corp.	330	71,646
Illinois Tool Works, Inc.	1,194	312,756
Ingersoll Rand, Inc.	1,765	136,505
Jacobs Solutions, Inc.	3,632	471,434
Janus International Group, Inc.*	17,034	222,294
JB Hunt Transport Svcs., Inc.	356	71,107
Johnson Controls International PLC	2,967	171,018
KBR, Inc.	16,681	924,294
Korn Ferry	3,177	188,555
L-3 Harris Technologies, Inc.	2,398	505,067
Leidos Hldgs., Inc.	1,997	216,155
Lockheed Martin Corp.	963	436,470
Masco Corp.	979	65,573
Masonite International Corp.*	3,236	273,960
Maximus, Inc.	2,058	172,584
Mercury Systems, Inc.*	4,610	168,588
Miller Industries, Inc.	14,959	632,616
Montrose Environmental Group, Inc.*	4,580	147,155

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — ALL AMERICA FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value

COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Mueller Industries, Inc.	25,367	$1,196,054
Nordson Corp.	236	62,342
Norfolk Southern Corp.	986	233,071
Northrop Grumman Corp.	618	289,311
Old Dominion Freight Line, Inc.	1,637	663,525
Otis Worldwide Corp.	1,785	159,704
PACCAR, Inc.	2,281	222,740
Parker-Hannifin Corp.	560	257,992
Paychex, Inc.	1,401	166,873
Paycom Software, Inc.	214	44,238
Pentair PLC	721	52,424
Quanta Svcs., Inc.	3,661	790,044
Republic Svcs., Inc. Cl A	892	147,100
Robert Half, Inc.	462	40,619
Rockwell Automation, Inc.	500	155,240
Rollins, Inc.	1,224	53,452
RTX Corp.	6,269	527,474
Saia, Inc.*	1,250	547,775
Snap-on, Inc.	231	66,722
Southwest Airlines Co.	2,599	75,059
Stanley Black & Decker, Inc.	3,886	381,217
Textron, Inc.	855	68,759
Trane Technologies PLC	996	242,924
TransDigm Group, Inc.	241	243,796
TransUnion	3,163	217,330
Trex Co., Inc.*	7,705	637,897
Uber Technologies, Inc.*	8,971	552,344
UFP Industries, Inc.	10,966	1,376,781
Union Pacific Corp.	2,658	652,858
United Airlines Hldgs., Inc.*	1,430	59,002
United Parcel Svc., Inc. Cl B	3,154	495,903
United Rentals, Inc.	296	169,732
Veralto Corp.	4,787	393,779
Verisk Analytics, Inc. Cl A	633	151,198
Vicor Corp.*	2,774	124,664
VSE Corp.	12,660	817,963
Waste Management, Inc.	1,598	286,202
Westinghouse Air Brake Technologies Corp.	782	99,236
WW Grainger, Inc.	496	411,030
Xylem, Inc.	1,051	120,192

		39,384,195

INFORMATION TECHNOLOGY (22.4%)
Accenture PLC Cl A	2,737	960,441
Adeia, Inc.	29,688	367,834
Adobe, Inc.*	1,986	1,184,848
Advanced Energy Industries, Inc.	1,682	183,203
Advanced Micro Devices, Inc.*	7,044	1,038,356
Akamai Technologies, Inc.*	658	77,874
Altair Engineering, Inc. Cl A*	2,548	214,414
Amphenol Corp. Cl A	7,572	750,612
Analog Devices, Inc.	2,173	431,471

	Shares	Value

COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
ANSYS, Inc.*	379	$137,532
Apple, Inc.	63,739	12,271,670
Applied Materials, Inc.	3,648	591,231
Arista Networks, Inc.*	1,098	258,590
Asana, Inc. Cl A*	4,544	86,381
Autodesk, Inc.*	932	226,923
Axcelis Technologies, Inc.*	1,235	160,167
BlackLine, Inc.*	1,996	124,630
Broadcom, Inc.	1,914	2,136,503
C3.ai, Inc. Cl A*	5,664	162,613
Cadence Design Systems, Inc.*	1,186	323,031
CDW Corp.	585	132,982
Ciena Corp.*	5,027	226,265
Cisco Systems, Inc.	17,660	892,183
Cognizant Technology Solutions Corp. Cl A	2,187	165,184
Cohu, Inc.*	3,056	108,152
Corning, Inc.	3,348	101,947
Couchbase, Inc.*	5,479	123,387
Credo Technology Group Hldg. Ltd.*	9,180	178,735
CyberArk Software Ltd.*	2,727	597,349
Digi International, Inc.*	10,190	264,940
Enphase Energy, Inc.*	595	78,623
EPAM Systems, Inc.*	1,252	372,270
F5, Inc.*	260	46,535
Fabrinet*	1,759	334,790
Fair Isaac Corp.*	108	125,713
First Solar, Inc.*	466	80,283
Five9, Inc.*	10,651	838,127
Fortinet, Inc.*	2,779	162,655
Gartner, Inc.*	340	153,377
Gen Digital, Inc.	2,458	56,092
Grid Dynamics Hldgs., Inc.*	14,261	190,099
Guidewire Software, Inc.*	1,623	176,972
Harmonic, Inc.*	24,268	316,455
Hewlett Packard Enterprise Co.	19,608	332,944
HP, Inc.	3,791	114,071
indie Semiconductor, Inc. Cl A*	31,352	254,265
Intel Corp.	18,380	923,595
International Business Machines Corp.	3,981	651,093
Intuit, Inc.	1,222	763,787
Jabil, Inc.	557	70,962
Juniper Networks, Inc.	1,391	41,007
Keysight Technologies, Inc.*	775	123,295
KLA Corp.	593	344,711
Lam Research Corp.	575	450,375
MaxLinear, Inc. Cl A*	5,392	128,168
Microchip Technology, Inc.	6,808	613,945
Micron Technology, Inc.	4,787	408,523
Microsoft Corp.	32,404	12,185,200

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — ALL AMERICA FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value

COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
MicroStrategy, Inc. Cl A*	223	$140,851
MKS Instruments, Inc.	1,662	170,970
Model N, Inc.*	4,089	110,117
MongoDB, Inc. Cl A*	629	257,167
Monolithic Power Systems, Inc.	1,069	674,304
Motorola Solutions, Inc.	1,746	546,655
NetApp, Inc.	911	80,314
Novanta, Inc.*	1,677	282,424
NVIDIA Corp.	10,769	5,333,024
NXP Semiconductors N.V.	1,124	258,160
Okta, Inc. Cl A*	3,644	329,891
ON Semiconductor Corp.*	1,878	156,869
Onto Innovation, Inc.*	2,007	306,870
Oracle Corp.	6,926	730,208
Palo Alto Networks, Inc.*	3,081	908,525
PDF Solutions, Inc.*	7,133	229,255
Perficient, Inc.*	3,367	221,616
PTC, Inc.*	3,623	633,880
Q2 Hldgs., Inc.*	3,223	139,910
Qorvo, Inc.*	425	47,859
QUALCOMM, Inc.	4,853	701,889
Qualys, Inc.*	907	178,026
Rambus, Inc.*	3,731	254,641
Rapid7, Inc.*	5,464	311,994
Roper Technologies, Inc.	466	254,049
Salesforce, Inc.*	4,243	1,116,503
Seagate Technology Hldgs. PLC	848	72,394
SEMrush Hldgs., Inc. Cl A*	5,837	79,733
ServiceNow, Inc.*	893	630,896
Silicon Laboratories, Inc.*	1,016	134,386
Skyworks Solutions, Inc.	695	78,132
Splunk, Inc.*	556	84,707
Sprinklr, Inc. Cl A*	5,219	62,837
Super Micro Computer, Inc.*	1,581	449,415
Synopsys, Inc.*	1,345	692,554
TE Connectivity Ltd.	1,355	190,378
Teledyne Technologies, Inc.*	1,949	869,819
Tenable Hldgs., Inc.*	5,648	260,147
Teradyne, Inc.	5,427	588,938
Texas Instruments, Inc.	3,960	675,022
Trimble, Inc.*	1,084	57,669
TTM Technologies, Inc.*	11,567	182,874
Tyler Technologies, Inc.*	184	76,934
Varonis Systems, Inc. Cl B*	5,827	263,847
VeriSign, Inc.*	388	79,912
Viasat, Inc.*	41,113	1,149,108
Vontier Corp.	9,136	315,649
Western Digital Corp.*	1,413	73,999
Workiva, Inc. Cl A*	1,730	175,647
Xperi, Inc.*	11,613	127,975
Zebra Technologies Corp. Cl A*	224	61,226
Zuora, Inc. Cl A*	45,220	425,068

		67,052,617

	Shares	Value

COMMON STOCKS (CONTINUED):
MATERIALS (3.8%)
Air Products & Chemicals, Inc.	969	$265,312
Albemarle Corp.	1,189	171,787
Amcor PLC	6,302	60,751
Ashland, Inc.	16,770	1,413,879
ATI, Inc.*	7,752	352,483
Avery Dennison Corp.	2,204	445,561
Avient Corp.	9,663	401,691
Axalta Coating Systems Ltd.*	7,797	264,864
Ball Corp.	1,375	79,090
Celanese Corp. Cl A	437	67,897
CF Industries Hldgs., Inc.	833	66,224
Corteva, Inc.	3,073	147,258
Crown Hldgs., Inc.	16,013	1,474,637
Dow, Inc.	3,058	167,701
DuPont de Nemours, Inc.	1,875	144,244
Eastman Chemical Co.	517	46,437
Ecolab, Inc.	1,107	219,573
FMC Corp.	9,494	598,597
Freeport-McMoRan, Inc.	9,710	413,355
International Flavors & Fragrances, Inc.	1,113	90,120
International Paper Co.	1,509	54,550
Kaiser Aluminum Corp.	3,082	219,408
Linde PLC	2,115	868,652
Livent Corp.*	5,385	96,822
LyondellBasell Industries N.V. Cl A	1,118	106,299
Martin Marietta Materials, Inc.	270	134,706
Materion Corp.	3,622	471,331
Mosaic Co.	1,425	50,915
Newmont Corp.	8,167	338,032
Nucor Corp.	1,072	186,571
Orion S.A.	9,529	264,239
Packaging Corp. of America	391	63,698
PPG Industries, Inc.	1,028	153,737
Quaker Chemical Corp.	854	182,261
Sherwin-Williams Co.	1,027	320,321
Steel Dynamics, Inc.	2,794	329,971
Vulcan Materials Co.	2,184	495,790
Westrock Co.	1,118	46,419

		11,275,183

REAL ESTATE (4.4%)
Alexandria Real Estate Equities, Inc.	4,984	631,822
American Tower Corp.	2,033	438,884
Americold Realty Trust, Inc.	5,035	152,409
Apartment Income REIT Corp.	9,284	322,433
Apartment Investment & Management Co. Cl A*	26,095	204,324
AvalonBay Communities, Inc.	620	116,076
Boston Properties, Inc.	630	44,207
Camden Property Trust	4,008	397,954
CBRE Group, Inc. Cl A*	1,329	123,717

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — ALL AMERICA FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value

COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
CoStar Group, Inc.*	1,781	$155,642
Cousins Properties, Inc.	11,016	268,240
Crown Castle, Inc.	1,893	218,055
CTO Realty Growth, Inc.	7,029	121,813
Digital Realty Trust, Inc.	1,321	177,780
Easterly Government Properties, Inc. Cl A	16,138	216,895
EastGroup Properties, Inc.	2,806	515,013
Equinix, Inc.	409	329,404
Equity Commonwealth	12,938	248,410
Equity Residential	1,506	92,107
Essex Property Trust, Inc.	280	69,423
Extra Space Storage, Inc.	2,178	349,199
Federal Realty Investment Trust	320	32,976
Gaming & Leisure Properties, Inc.	6,661	328,720
Healthcare Realty Trust, Inc. Cl A	8,608	148,316
Healthpeak Properties, Inc.	16,353	323,789
Highwoods Properties, Inc.	6,137	140,905
Host Hotels & Resorts, Inc.	20,557	400,245
Invitation Homes, Inc.	2,508	85,548
Iron Mountain, Inc.	1,274	89,155
Kimco Realty Corp.	2,899	61,778
Kite Realty Group Trust	6,754	154,396
LXP Industrial Trust	21,996	218,200
Mid-America Apartment Communities, Inc.	509	68,440
Phillips Edison & Co., Inc.	3,675	134,064
Physicians Realty Trust	22,638	301,312
PotlatchDeltic Corp.	10,234	502,489
Prologis, Inc.	4,029	537,066
Public Storage	690	210,450
Realty Income Corp.	6,653	382,015
Regency Centers Corp.	717	48,039
Ryman Hospitality Properties, Inc.	2,157	237,399
Sabra Health Care REIT, Inc.	24,512	349,786
SBA Communications Corp. Cl A	2,548	646,402
Simon Property Group, Inc.	1,423	202,977
Sun Communities, Inc.	2,631	351,633
UDR, Inc.	1,320	50,543
UMH Properties, Inc.	6,154	94,279
Urban Edge Properties	16,590	303,597
Ventas, Inc.	5,684	283,291
VICI Properties, Inc. Cl A	4,510	143,779

	Shares	Value

COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Welltower, Inc.	7,518	$677,898
Weyerhaeuser Co.	12,580	437,407

		13,140,701

UTILITIES (3.2%)
AES Corp.	12,142	233,733
Alliant Energy Corp.	1,112	57,046
Ameren Corp.	4,961	358,879
American Electric Power Co., Inc.	2,292	186,156
American Water Works Co., Inc.	849	112,060
Atmos Energy Corp.	2,288	265,179
Avista Corp.	7,199	257,292
Black Hills Corp.	6,579	354,937
CenterPoint Energy, Inc.	2,753	78,653
Chesapeake Utilities Corp.	3,360	354,917
CMS Energy Corp.	1,273	73,923
Consolidated Edison, Inc.	1,505	136,910
Constellation Energy Corp.	1,393	162,828
Dominion Energy, Inc.	3,649	171,503
DTE Energy Co.	3,358	370,253
Duke Energy Corp.	3,361	326,151
Edison International	1,672	119,531
Entergy Corp.	3,285	332,409
Evergy, Inc.	13,414	700,211
Eversource Energy	1,523	94,000
Exelon Corp.	4,340	155,806
FirstEnergy Corp.	2,252	82,558
IDACORP, Inc.	2,481	243,932
NextEra Energy, Inc.	8,945	543,319
NiSource, Inc.	21,455	569,630
Northwestern Energy Group, Inc.	4,975	253,178
NRG Energy, Inc.	12,083	624,691
PG&E Corp.	9,301	167,697
Pinnacle West Capital Corp.	494	35,489
Portland General Electric Co.	6,358	275,556
PPL Corp.	9,555	258,941
Public Svc. Enterprise Group, Inc.	8,201	501,491
Sempra	6,460	482,756
Southern Co.	4,755	333,421
Spire, Inc.	3,569	222,491
WEC Energy Group, Inc.	1,376	115,818
Xcel Energy, Inc.	2,406	148,955

		9,762,300

TOTAL COMMON STOCKS
(Cost: $209,215,986)		294,607,913

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — ALL AMERICA FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES (1.3%):
U.S. GOVERNMENT (0.4%)
U.S. Treasury Bill	A-1+	5.25	01/16/24	$500,000	$498,911
U.S. Treasury Bill (1)	A-1+	5.26	04/11/24	500,000	492,804
U.S. Treasury Bill	A-1+	5.38	01/04/24	200,000	199,911

					1,191,626

U.S. GOVERNMENT AGENCIES (0.9%)
FHLB	A-1+	5.20	01/02/24	2,600,000	2,599,624

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $3,791,189)					3,791,250

TEMPORARY CASH INVESTMENT (0.1%)
JP Morgan Chase, New York Time Deposit		4.58	01/02/24	408,466	408,466

TOTAL TEMPORARY CASH INVESTMENT (Cost: $408,466)					408,466

TOTAL INVESTMENTS (Cost: $213,415,641) 99.9%					298,807,629

OTHER NET ASSETS 0.1%					337,579

NET ASSETS 100.0%					$299,145,208

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

Abbreviations:	FHLB = Federal Home Loan Bank

*	Non-income producing security.

**	Ratings as per Standard & Poor's Corporation (unaudited).

(1)

This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Fund as of December 31, 2023, was as follows:

Contract Type	Number of Contracts	Purchased (P) or Sold (S)	Expiration Date	Underlying Face at Value	Unrealized Gain(Loss)(a)	Face Value of Futures as a % of Total Investments
E-mini S&P 500 Stock Index	5	P	March 2024	$1,205,000	$35,588	0.4%

(a)

Includes the cumulative appreciation(depreciation) of futures contracts, which is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day's variation margin payable or receivable.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — SMALL CAP VALUE FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (96.0%):
COMMUNICATION SERVICES (2.0%)
TEGNA, Inc.	523,489	$8,009,382

CONSUMER DISCRETIONARY (8.7%)
Bloomin' Brands, Inc.	321,973	9,063,540
Capri Hldgs. Ltd.*	92,085	4,626,350
Golden Entertainment, Inc.	95,270	3,804,131
Marriott Vacations Worldwide Corp.	50,660	4,300,528
Skyline Champion Corp.*	32,191	2,390,504
Taylor Morrison Home Corp. Cl A*	211,780	11,298,463

		35,483,516

CONSUMER STAPLES (2.8%)
Crimson Wine Group Ltd.*	571,204	3,367,819
MGP Ingredients, Inc.	14,260	1,404,895
TreeHouse Foods, Inc.*	165,301	6,851,727

		11,624,441

ENERGY (8.9%)
ChampionX Corp.	371,792	10,860,045
EQT Corp.	182,997	7,074,664
Murphy Oil Corp.	85,605	3,651,909
Northern Oil & Gas, Inc.	152,076	5,637,457
Ovintiv, Inc.	152,424	6,694,462
Permian Resources Corp. Cl A	195,117	2,653,591

		36,572,128

FINANCIALS (24.8%)
American Equity Investment Life Hldg. Co.*	92,505	5,161,779
Banner Corp.	118,240	6,332,935
Brookline Bancorp, Inc.	438,597	4,785,093
Dime Community Bancshares, Inc.	137,380	3,699,643
Eastern Bankshares, Inc.	474,557	6,738,709
Ellington Financial, Inc.	355,806	4,522,294
Enterprise Financial Svcs. Corp.	132,631	5,921,974
Essent Group Ltd.	154,676	8,157,612
First Interstate BancSystem, Inc. Cl A	221,791	6,820,073
Hancock Whitney Corp.	153,571	7,462,015
Home BancShares, Inc.	254,144	6,437,468
Moelis & Co. Cl A	74,296	4,170,235
Selective Insurance Group, Inc.	81,974	8,154,774
Stifel Financial Corp.	36,838	2,547,348
Stock Yards Bancorp, Inc.	112,395	5,787,219
TriCo Bancshares	103,221	4,435,406
UMB Financial Corp.	63,326	5,290,887
Wintrust Financial Corp.	54,495	5,054,411

		101,479,875

HEALTH CARE (5.1%)
Avidity Biosciences, Inc.*	130,622	1,182,129
BioCryst Pharmaceuticals, Inc.*	193,946	1,161,737

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Fortrea Hldgs., Inc.*	163,402	$5,702,730
Krystal Biotech, Inc.*	13,051	1,619,107
Orthofix Medical, Inc.*	133,366	1,797,774
SpringWorks Therapeutics, Inc.*	28,563	1,042,549
Supernus Pharmaceuticals, Inc.*	197,445	5,714,058
Vericel Corp.*	73,087	2,602,628

		20,822,712

INDUSTRIALS (19.4%)
Arcosa, Inc.	99,205	8,198,301
Deluxe Corp.	233,263	5,003,491
Ducommun, Inc.*	41,119	2,140,655
Encore Wire Corp.	17,098	3,652,133
Enpro, Inc.	61,234	9,597,817
ICF International, Inc.	36,902	4,948,189
KBR, Inc.	68,657	3,804,285
Miller Industries, Inc.	196,731	8,319,754
Mueller Industries, Inc.	244,314	11,519,405
UFP Industries, Inc.	92,516	11,615,384
VSE Corp.	167,037	10,792,261

		79,591,675

INFORMATION TECHNOLOGY (5.5%)
Adeia, Inc.	386,790	4,792,328
Cohu, Inc.*	40,448	1,431,455
Digi International, Inc.*	134,119	3,487,094
MaxLinear, Inc. Cl A*	71,375	1,696,584
TTM Technologies, Inc.*	152,787	2,415,562
Viasat, Inc.*	185,325	5,179,834
Xperi, Inc.*	151,397	1,668,395
Zuora, Inc. Cl A*	202,869	1,906,968

		22,578,220

MATERIALS (4.6%)
Ashland, Inc.	97,065	8,183,550
Avient Corp.	78,947	3,281,827
Kaiser Aluminum Corp.	40,558	2,887,324
Materion Corp.	33,826	4,401,777

		18,754,478

REAL ESTATE (9.8%)
Apartment Investment & Management Co. Cl A*	345,400	2,704,482
Cousins Properties, Inc.	144,951	3,529,557
CTO Realty Growth, Inc.	93,039	1,612,366
Easterly Government Properties, Inc. Cl A	212,342	2,853,876
Equity Commonwealth	171,240	3,287,808
Highwoods Properties, Inc.	80,742	1,853,836
Kite Realty Group Trust	88,873	2,031,637
LXP Industrial Trust	291,142	2,888,129
Physicians Realty Trust	298,212	3,969,202
PotlatchDeltic Corp.	135,457	6,650,939
Sabra Health Care REIT, Inc.	324,442	4,629,787

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — SMALL CAP VALUE FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Urban Edge Properties	218,488	$3,998,330

		40,009,949

UTILITIES (4.4%)
Avista Corp.	95,300	3,406,022
Black Hills Corp.	87,080	4,697,966
Northwestern Energy Group, Inc.	65,863	3,351,768

	Shares	Value
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
Portland General Electric Co.	84,155	$3,647,278
Spire, Inc.	47,239	2,944,879

		18,047,913

TOTAL COMMON STOCKS
(Cost: $334,679,882)		392,974,289

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES (3.3%):
U.S. GOVERNMENT (3.0%)
U.S. Treasury Bill	A-1+	5.30	01/18/24	$1,700,000	$1,695,768
U.S. Treasury Bill	A-1+	5.27	01/23/24	4,200,000	4,186,471
U.S. Treasury Bill	A-1+	5.31	02/06/24	1,600,000	1,591,575
U.S. Treasury Bill	A-1+	5.29	01/09/24	4,800,000	4,794,373

					12,268,187

U.S. GOVERNMENT AGENCIES (0.3%)
FHLB	A-1+	5.20	01/02/24	1,000,000	999,856

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $13,268,043)					13,268,043

TEMPORARY CASH INVESTMENT (0.2%)
JP Morgan Chase, New York Time Deposit		4.58	01/02/24	942,790	942,790

TOTAL TEMPORARY CASH INVESTMENT (Cost: $942,790)					942,790

TOTAL INVESTMENTS (Cost: $348,890,715) 99.5%					407,185,122

OTHER NET ASSETS 0.5%					2,191,414

NET ASSETS 100.0%					$409,376,536

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

Abbreviations:	FHLB = Federal Home Loan Bank

*	Non-income producing security.
**	Ratings as per Standard & Poor's Corporation (unaudited).

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — SMALL CAP GROWTH FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (98.4%):
COMMUNICATION SERVICES (0.8%)
IMAX Corp.*	147,247	$2,211,650
ZipRecruiter, Inc. Cl A*	91,321	1,269,362

		3,481,012

CONSUMER DISCRETIONARY (9.7%)
Bloomin' Brands, Inc.	243,635	6,858,325
Coursera, Inc.*	114,917	2,225,942
Everi Hldgs., Inc.*	250,960	2,828,319
Five Below, Inc.*	14,194	3,025,593
Golden Entertainment, Inc.	146,318	5,842,478
Murphy USA, Inc.	5,786	2,063,056
Ollie's Bargain Outlet Hldgs., Inc.*	47,737	3,622,761
Skyline Champion Corp.*	45,831	3,403,410
Steven Madden Ltd.	58,458	2,455,236
Taylor Morrison Home Corp. Cl A*	47,201	2,518,174
Valvoline, Inc.*	89,806	3,374,910
XPEL, Inc.*	41,052	2,210,650

		40,428,854

CONSUMER STAPLES (2.8%)
Boston Beer Co., Inc. Cl A*	7,134	2,465,439
Coca-Cola Consolidated, Inc.	4,937	4,583,511
Freshpet, Inc.*	54,057	4,689,985

		11,738,935

ENERGY (4.4%)
ChampionX Corp.	157,441	4,598,851
Liberty Energy, Inc. Cl A	100,692	1,826,553
Northern Oil & Gas, Inc.	198,913	7,373,705
Southwestern Energy Co.*	285,964	1,873,064
Valaris Ltd.*	38,163	2,616,837

		18,289,010

FINANCIALS (7.3%)
First Financial Bankshares, Inc.	175,130	5,306,439
Goosehead Insurance, Inc. Cl A*	50,629	3,837,678
Houlihan Lokey, Inc. Cl A	31,676	3,798,269
iShares Micro-Cap ETF	42,170	4,892,985
PJT Partners, Inc. Cl A	42,282	4,307,267
Primerica, Inc.	16,585	3,412,530
Selective Insurance Group, Inc.	32,346	3,217,780
ServisFirst Bancshares, Inc.	24,701	1,645,828

		30,418,776

HEALTH CARE (23.5%)
ACADIA Pharmaceuticals, Inc.*	65,632	2,054,938
Addus HomeCare Corp.*	58,481	5,429,961
Alkermes PLC*	84,528	2,344,807
Amicus Therapeutics, Inc.*	202,916	2,879,378
AMN Healthcare Svcs., Inc.*	44,586	3,338,600

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Amphastar Pharmaceuticals, Inc.*	75,677	$4,680,622
Apellis Pharmaceuticals, Inc.*	28,861	1,727,619
Axsome Therapeutics, Inc.*	32,187	2,561,763
Blueprint Medicines Corp.*	34,092	3,144,646
Collegium Pharmaceutical, Inc.*	87,800	2,702,484
CONMED Corp.	28,348	3,104,389
Corcept Therapeutics, Inc.*	120,367	3,909,520
Fortrea Hldgs., Inc.*	60,384	2,107,402
Halozyme Therapeutics, Inc.*	62,084	2,294,625
HealthEquity, Inc.*	45,947	3,046,286
Immunocore Hldgs. PLC*	12,810	875,179
Inmode Ltd.*	72,359	1,609,264
Insmed, Inc.*	71,651	2,220,465
Intra-Cellular Therapies, Inc.*	46,778	3,350,240
iRhythm Technologies, Inc.*	21,925	2,346,852
Karuna Therapeutics, Inc.*	6,806	2,154,167
Krystal Biotech, Inc.*	20,013	2,482,813
Lantheus Hldgs., Inc.*	44,214	2,741,268
LeMaitre Vascular, Inc.	32,044	1,818,817
Madrigal Pharmaceuticals, Inc.*	11,916	2,757,124
ModivCare, Inc.*	34,396	1,513,080
Neogen Corp.*	109,629	2,204,639
Omnicell, Inc.*	31,559	1,187,565
Option Care Health, Inc.*	75,788	2,553,298
OrthoPediatrics Corp.*	38,268	1,244,093
Roivant Sciences Ltd.*	140,108	1,573,413
Shockwave Medical, Inc.*	5,247	999,868
Simulations Plus, Inc.	72,745	3,255,339
SpringWorks Therapeutics, Inc.*	29,409	1,073,429
STAAR Surgical Co.*	44,462	1,387,659
Supernus Pharmaceuticals, Inc.*	95,590	2,766,375
Tactile Systems Technology, Inc.*	120,824	1,727,783
Tenet Healthcare Corp.*	31,880	2,409,172
Vaxcyte, Inc.*	45,008	2,826,502
Vericel Corp.*	49,926	1,777,865
Xencor, Inc.*	82,608	1,753,768

		97,937,077

INDUSTRIALS (19.8%)
Atkore, Inc.*	12,966	2,074,560
Bloom Energy Corp. Cl A*	243,281	3,600,559
Casella Waste Systems, Inc. Cl A*	48,587	4,152,245
Chart Industries, Inc.*	44,012	6,000,156
EMCOR Group, Inc.	11,540	2,486,062
ESCO Technologies, Inc.	72,327	8,464,429
ExlService Hldgs., Inc.*	82,692	2,551,048

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — SMALL CAP GROWTH FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Federal Signal Corp.	121,169	$9,298,509
Franklin Electric Co., Inc.	47,548	4,595,514
Huron Consulting Group, Inc.*	51,261	5,269,631
ICF International, Inc.	43,251	5,799,527
Janus International Group, Inc.*	231,733	3,024,116
Korn Ferry	43,257	2,567,303
Masonite International Corp.*	43,931	3,719,198
Maximus, Inc.	27,740	2,326,276
Mercury Systems, Inc.*	62,761	2,295,170
Montrose Environmental Group, Inc.*	62,307	2,001,924
Saia, Inc.*	8,422	3,690,689
UFP Industries, Inc.	54,092	6,791,251
Vicor Corp.*	38,808	1,744,031

		82,452,198

INFORMATION TECHNOLOGY (23.0%)
Advanced Energy Industries, Inc.	23,531	2,562,997
Altair Engineering, Inc. Cl A*	34,427	2,897,032
Asana, Inc. Cl A*	62,512	1,188,353
Axcelis Technologies, Inc.*	16,792	2,177,754
Blackline, Inc.*	27,509	1,717,662
C3.ai, Inc. Cl A*	79,273	2,275,928
Couchbase, Inc.*	75,402	1,698,053
Credo Technology Group Hldg. Ltd.*	123,114	2,397,030
CyberArk Software Ltd.*	16,197	3,547,953
Fabrinet*	24,331	4,630,919
Five9, Inc.*	64,237	5,054,810
Grid Dynamics Hldgs., Inc.*	194,947	2,598,644
Harmonic, Inc.*	329,533	4,297,110
indie Semiconductor, Inc. Cl A*	426,529	3,459,150
MicroStrategy, Inc. Cl A*	3,032	1,915,072
Model N, Inc.*	54,994	1,480,988
Novanta, Inc.*	23,187	3,904,923

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Onto Innovation, Inc.*	28,045	$4,288,080
PDF Solutions, Inc.*	99,071	3,184,142
Perficient, Inc.*	46,078	3,032,854
Q2 Hldgs., Inc.*	45,297	1,966,343
Qualys, Inc.*	12,334	2,420,918
Rambus, Inc.*	51,986	3,548,044
Rapid7, Inc.*	74,335	4,244,528
SEMrush Hldgs., Inc. Cl A*	79,623	1,087,650
Silicon Laboratories, Inc.*	13,674	1,808,660
Sprinklr, Inc. Cl A*	71,355	859,114
Super Micro Computer, Inc.*	22,103	6,282,999
Tenable Hldgs., Inc.*	77,210	3,556,293
Varonis Systems, Inc. Cl B*	78,197	3,540,760
Viasat, Inc.*	60,493	1,690,779
Workiva, Inc. Cl A*	23,808	2,417,226
Zuora, Inc. Cl A*	408,623	3,841,056

		95,573,824

MATERIALS (3.9%)
ATI, Inc.*	105,263	4,786,309
Avient Corp.	50,306	2,091,220
Livent Corp.*	73,651	1,324,245
Materion Corp.	14,095	1,834,182
Orion S.A.	129,401	3,588,290
Quaker Chemical Corp.	11,606	2,476,952

		16,101,198

REAL ESTATE (2.0%)
EastGroup Properties, Inc.	9,049	1,660,853
Phillips Edison & Co., Inc.	51,864	1,891,999
Ryman Hospitality Properties, Inc.	30,226	3,326,674
UMH Properties, Inc.	83,726	1,282,682

		8,162,208

UTILITIES (1.2%)
Chesapeake Utilities Corp.	45,579	4,814,510

TOTAL COMMON STOCKS
(Cost: $359,187,983)		409,397,602

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — SMALL CAP GROWTH FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES (1.6%):
U.S. GOVERNMENT (1.3%)
U.S. Treasury Bill	A-1+	5.29	01/02/24	5,500,000	5,499,208

U.S. GOVERNMENT AGENCIES (0.3%)
FHLB	A-1+	5.20	01/02/24	1,100,000	1,099,841

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $6,599,049)					6,599,049

TEMPORARY CASH INVESTMENT (0.0%) (1)
JP Morgan Chase, New York Time Deposit		4.58	01/02/24	24,992	24,992

TOTAL TEMPORARY CASH INVESTMENT (Cost: $24,992)					24,992

TOTAL INVESTMENTS (Cost: $365,812,024) 100.0%					416,021,643

OTHER NET ASSETS 0.0% (1)					68,081

NET ASSETS 100.0%					$416,089,724

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

Abbreviations:	FHLB = Federal Home Loan Bank

*	Non-income producing security.

**	Ratings as per Standard & Poor's Corporation (unaudited).

(1)	Percentage is less than 0.05%.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — SMALL CAP EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (99.9%):
COMMUNICATION SERVICES (2.7%)
AMC Networks, Inc. Cl A*	5,333	$100,207
ATN International, Inc.	1,835	71,510
Cargurus, Inc. Cl A*	14,996	362,303
Cars.com, Inc.*	10,780	204,497
Cinemark Hldgs., Inc.*	18,567	261,609
Cogent Communications Hldgs., Inc.	7,574	576,078
Consolidated Communications Hldgs., Inc.*	13,049	56,763
EchoStar Corp. Cl A*	21,056	348,898
EW Scripps Co. Cl A*	10,305	82,337
Gogo, Inc.*	10,824	109,647
John Wiley & Sons, Inc. Cl A	7,437	236,050
Lumen Technologies, Inc.*	176,584	323,149
Madison Square Garden Sports Corp. Cl A*	2,921	531,125
Marcus Corp.	4,309	62,825
QuinStreet, Inc.*	9,075	116,342
Scholastic Corp.	4,779	180,168
Shenandoah Telecommunications Co.	8,798	190,213
Shutterstock, Inc.	4,188	202,197
TechTarget, Inc.*	4,521	157,602
Telephone & Data Systems, Inc.	17,254	316,611
Thryv Hldgs., Inc.*	5,416	110,216
TripAdvisor, Inc.*	18,923	407,412
Yelp, Inc. Cl A*	11,985	567,370

		5,575,129

CONSUMER DISCRETIONARY (14.6%)
Abercrombie & Fitch Co. Cl A*	8,814	777,571
Academy Sports & Outdoors, Inc.	13,046	861,036
Adtalem Global Education, Inc.*	6,971	410,940
Advance Auto Parts, Inc.	10,409	635,261
American Axle & Manufacturing Hldgs., Inc.*	20,489	180,508
American Eagle Outfitters, Inc.	32,491	687,510
America's Car-Mart, Inc.*	1,016	76,982
Asbury Automotive Group, Inc.*	3,602	810,342
BJ's Restaurants, Inc.*	4,067	146,453
Bloomin' Brands, Inc.	15,195	427,739
Boot Barn Hldgs., Inc.*	5,301	406,905
Brinker International, Inc.*	7,733	333,911
Buckle, Inc.	5,209	247,532
Caleres, Inc.	5,847	179,678
Cavco Industries, Inc.*	1,355	469,670
Century Communities, Inc.	4,950	451,143
Cheesecake Factory, Inc.	8,176	286,242

	Shares	Value
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Chico's FAS, Inc.*	21,609	$163,796
Chuy's Hldgs., Inc.*	3,037	116,105
Cracker Barrel Old Country Store, Inc.	3,878	298,916
Dana, Inc.	22,484	328,491
Dave & Buster's Entertainment, Inc.*	6,013	323,800
Designer Brands, Inc. Cl A	7,675	67,924
Dine Brands Global, Inc.	2,722	135,147
Dorman Products, Inc.*	4,960	413,714
Ethan Allen Interiors, Inc.	4,001	127,712
Foot Locker, Inc.	14,338	446,629
Frontdoor, Inc.*	13,935	490,791
Gentherm, Inc.*	5,740	300,546
G-III Apparel Group Ltd.*	7,122	242,006
Golden Entertainment, Inc.	3,757	150,017
Green Brick Partners, Inc.*	4,448	231,029
Group 1 Automotive, Inc.	2,419	737,166
Guess?, Inc.	4,783	110,296
Hanesbrands, Inc.*	61,267	273,251
Haverty Furniture Cos., Inc.	2,335	82,892
Hibbett, Inc.	2,169	156,211
Installed Building Products, Inc.	4,127	754,498
iRobot Corp.*	4,877	188,740
Jack in the Box, Inc.	3,519	287,256
Kohl's Corp.	19,374	555,646
Kontoor Brands, Inc.	8,751	546,237
La-Z-Boy, Inc.	7,535	278,192
LCI Industries	4,433	557,272
Leslie's, Inc.*	32,206	222,543
LGI Homes, Inc.*	3,588	477,778
M/I Homes, Inc.*	4,874	671,345
MarineMax, Inc.*	3,490	135,761
MDC Hldgs., Inc.	10,454	577,584
Meritage Homes Corp.	6,435	1,120,977
Mister Car Wash, Inc.*	15,942	137,739
Monarch Casino & Resort, Inc.	2,336	161,534
Monro, Inc.	5,504	161,487
Movado Group, Inc.	2,741	82,641
National Vision Hldgs., Inc.*	13,695	286,636
Newell Brands, Inc.	66,696	578,921
ODP Corp.*	5,823	327,835
Oxford Industries, Inc.	2,570	257,000
Papa John's International, Inc.	5,733	437,027
Patrick Industries, Inc.	3,642	365,475
Perdoceo Education Corp.	11,497	201,887
Phinia, Inc.	8,171	247,500
Sabre Corp.*	66,419	292,244
Sally Beauty Hldgs., Inc.*	18,863	250,501
Shake Shack, Inc. Cl A*	6,563	486,450
Shoe Carnival, Inc.	3,161	95,494
Signet Jewelers Ltd.	7,856	842,635

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — SMALL CAP EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Six Flags Entertainment Corp.*	12,574	$315,356
Sonic Automotive, Inc. Cl A	2,601	146,202
Sonos, Inc.*	22,449	384,776
Standard Motor Products, Inc.	3,271	130,219
Steven Madden Ltd.	12,275	515,550
Strategic Education, Inc.	3,846	355,255
Stride, Inc.*	6,957	413,037
Sturm Ruger & Co., Inc.	3,102	140,986
Topgolf Callaway Brands Corp.*	24,867	356,593
Tri Pointe Homes, Inc.*	16,987	601,340
Upbound Group, Inc.	7,793	264,728
Urban Outfitters, Inc.*	9,905	353,509
Victoria's Secret & Co.*	13,525	358,954
Vista Outdoor, Inc.*	10,164	300,549
Winnebago Industries, Inc.	5,234	381,454
Wolverine World Wide, Inc.	13,920	123,749
Worthington Enterprises, Inc.	5,335	307,029
XPEL, Inc.*	3,724	200,537

		29,822,520

CONSUMER STAPLES (4.3%)
Andersons, Inc.	5,553	319,520
B&G Foods, Inc.	13,761	144,490
Calavo Growers, Inc.	3,109	91,436
Cal-Maine Foods, Inc.	7,115	408,330
Central Garden & Pet Co.*	1,667	83,533
Central Garden & Pet Co. Cl A*	7,175	315,987
Chefs' Warehouse, Inc.*	6,179	181,848
Edgewell Personal Care Co.	8,893	325,751
elf Beauty, Inc.*	9,661	1,394,469
Energizer Hldgs., Inc.	11,636	368,628
Fresh Del Monte Produce, Inc.	5,896	154,770
Hain Celestial Group, Inc.*	15,701	171,926
Inter Parfums, Inc.	3,135	451,471
J&J Snack Foods Corp.	2,701	451,445
John B Sanfilippo & Son, Inc.	1,571	161,876
Medifast, Inc.	1,907	128,189
MGP Ingredients, Inc.	2,736	269,551
National Beverage Corp.*	4,085	203,106
Nu Skin Enterprises, Inc. Cl A	8,648	167,944
PriceSmart, Inc.	4,382	332,068
Simply Good Foods Co.*	15,864	628,214
SpartanNash Co.	6,060	139,077
Tootsie Roll Industries, Inc.	3,023	100,484
TreeHouse Foods, Inc.*	8,808	365,092
United Natural Foods, Inc.*	10,398	168,760
Universal Corp.	4,298	289,341
USANA Health Sciences, Inc.*	1,942	104,091
Vector Group Ltd.	23,199	261,685
WD-40 Co.	2,373	567,313

	Shares	Value
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
WK Kellogg Co.	11,541	$151,649

		8,902,044

ENERGY (4.2%)
Archrock, Inc.	24,037	370,170
Bristow Group, Inc.*	4,202	118,791
California Resources Corp.	11,290	617,337
Callon Petroleum Co.*	9,727	315,155
Comstock Resources, Inc.	16,082	142,326
CONSOL Energy, Inc.	4,885	491,089
Core Laboratories, Inc.	8,178	144,423
CVR Energy, Inc.	5,103	154,621
Dorian LPG Ltd.	5,970	261,904
Dril-Quip, Inc.*	5,982	139,201
Green Plains, Inc.*	10,416	262,691
Helix Energy Solutions Group, Inc.*	24,796	254,903
Helmerich & Payne, Inc.	17,402	630,300
Liberty Energy, Inc. Cl A	26,855	487,150
Nabors Industries Ltd.*	1,557	127,098
Northern Oil & Gas, Inc.	16,008	593,417
Oceaneering International, Inc.*	17,630	375,166
Oil States International, Inc.*	11,182	75,926
Par Pacific Hldgs., Inc.*	9,742	354,317
Patterson-UTI Energy, Inc.	56,238	607,370
ProPetro Hldg. Corp.*	14,857	124,502
REX American Resources Corp.*	2,665	126,054
RPC, Inc.	14,891	108,406
SM Energy Co.	20,358	788,262
Talos Energy, Inc.*	17,591	250,320
US Silica Hldgs., Inc.*	13,504	152,730
Vital Energy, Inc.*	4,337	197,290
World Kinect Corp.	10,537	240,033

		8,510,952

FINANCIALS (19.8%)
Ambac Financial Group, Inc.*	7,910	130,357
American Equity Investment Life Hldg. Co.*	10,927	609,727
Ameris Bancorp	11,361	602,701
AMERISAFE, Inc.	3,357	157,040
Apollo Commercial Real Estate Finance, Inc.	22,762	267,226
Arbor Realty Trust, Inc.	32,993	500,834
ARMOUR Residential REIT, Inc.	8,575	165,669
Artisan Partners Asset Management, Inc. Cl A	11,986	529,541
Assured Guaranty Ltd.	9,514	711,933
Atlantic Union Bankshares Corp.	13,130	479,770
Axos Financial, Inc.*	8,993	491,018
B Riley Financial, Inc.	2,891	60,682
Banc of California, Inc.	22,892	307,440

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — SMALL CAP EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
BancFirst Corp.	2,535	$246,731
Bancorp, Inc.*	9,391	362,117
Bank of Hawaii Corp.	6,957	504,104
BankUnited, Inc.	13,024	422,368
Banner Corp.	6,012	322,003
Berkshire Hills Bancorp, Inc.	7,504	186,324
Blackstone Mortgage Trust, Inc. Cl A	30,157	641,439
Bread Financial Hldgs., Inc.	8,634	284,404
Brightsphere Investment Group, Inc.	5,667	108,580
Brookline Bancorp, Inc.	15,554	169,694
Capitol Federal Financial, Inc.	22,127	142,719
Cathay General Bancorp	12,716	566,752
Central Pacific Financial Corp.	4,733	93,145
City Hldg. Co.	2,596	286,235
Community Bank System, Inc.	9,344	486,916
Customers Bancorp, Inc.*	4,948	285,104
CVB Financial Corp.	23,169	467,782
Dime Community Bancshares, Inc.	6,115	164,677
Donnelley Financial Solutions, Inc.*	4,329	270,000
Eagle Bancorp, Inc.	5,238	157,873
Ellington Financial, Inc.	13,739	174,623
Employers Hldgs., Inc.	4,502	177,379
Encore Capital Group, Inc.*	4,118	208,988
Enova International, Inc.*	5,228	289,422
EVERTEC, Inc.	11,516	471,465
EZCORP, Inc. Cl A*	9,119	79,700
FB Financial Corp.	6,149	245,038
First BanCorp.	30,201	496,806
First Bancorp/Southern Pines NC	7,192	266,176
First Commonwealth Financial Corp.	17,872	275,944
First Financial Bancorp	16,649	395,414
First Hawaiian, Inc.	22,336	510,601
Franklin BSP Realty Trust, Inc.	14,365	194,071
Fulton Financial Corp.	28,738	473,027
Genworth Financial, Inc. Cl A*	78,938	527,306
Goosehead Insurance, Inc. Cl A*	4,279	324,348
Green Dot Corp. Cl A*	7,895	78,160
Hanmi Financial Corp.	5,320	103,208
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	19,457	536,624
HCI Group, Inc.	1,052	91,945
Heritage Financial Corp.	6,109	130,671
Hilltop Hldgs., Inc.	8,099	285,166
Hope Bancorp, Inc.	21,022	253,946

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Horace Mann Educators Corp.	7,147	$233,707
Independent Bank Corp.	7,675	505,092
Independent Bank Group, Inc.	6,286	319,832
iShares Core S&P Small-Cap ETF	31,759	3,437,912
Jackson Financial, Inc. Cl A	12,384	634,061
KKR Real Estate Finance Trust, Inc.	10,191	134,827
Lakeland Financial Corp.	4,451	290,027
Lincoln National Corp.	29,695	800,874
Mercury General Corp.	4,652	173,566
Moelis & Co. Cl A	11,668	654,925
Mr Cooper Group, Inc.*	11,527	750,638
National Bank Hldgs. Corp. Cl A	6,609	245,789
Navient Corp.	14,816	275,874
NBT Bancorp, Inc.	8,242	345,422
NCR Atleos Corp.*	11,710	284,436
New York Mortgage Trust, Inc.	15,872	135,388
NMI Hldgs., Inc. Cl A*	14,191	421,189
Northfield Bancorp, Inc.	6,924	87,104
Northwest Bancshares, Inc.	22,247	277,643
OFG Bancorp	8,236	308,685
Pacific Premier Bancorp, Inc.	16,785	488,611
Palomar Hldgs., Inc.*	4,329	240,259
Park National Corp.	2,510	333,479
Pathward Financial, Inc.	4,583	242,578
Payoneer Global, Inc.*	45,595	237,550
PennyMac Mortgage Investment Trust	15,185	227,016
Piper Sandler Cos.	2,633	460,433
PJT Partners, Inc. Cl A	3,903	397,599
PRA Group, Inc.*	6,869	179,968
Preferred Bank	2,187	159,760
ProAssurance Corp.	8,921	123,021
PROG Hldgs., Inc.*	7,828	241,963
Provident Financial Svcs., Inc.	13,222	238,393
Radian Group, Inc.	26,807	765,340
Ready Capital Corp.	27,716	284,089
Redwood Trust, Inc.	20,764	153,861
Renasant Corp.	9,826	330,940
S&T Bancorp, Inc.	6,692	223,647
Safety Insurance Group, Inc.	2,589	196,738
Seacoast Banking Corp. of Florida	14,904	424,168
ServisFirst Bancshares, Inc.	8,575	571,352
Simmons First National Corp. Cl A	21,908	434,655
SiriusPoint Ltd.*	15,839	183,732
Southside Bancshares, Inc.	5,021	157,258
Stellar Bancorp, Inc.	8,204	228,399

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — SMALL CAP EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Stewart Information Svcs. Corp.	4,789	$281,354
StoneX Group, Inc.*	4,695	346,632
Tompkins Financial Corp.	2,185	131,603
Triumph Financial, Inc.*	3,791	303,962
Trupanion, Inc.*	6,253	190,779
TrustCo Bank Corp.	3,330	103,396
Trustmark Corp.	10,689	298,009
Two Harbors Investment Corp.	16,835	234,512
United Community Banks, Inc.	20,825	609,339
United Fire Group, Inc.	3,715	74,746
Veritex Hldgs., Inc.	9,508	221,251
Virtus Investment Partners, Inc.	1,182	285,760
WaFd, Inc.	11,331	373,470
Walker & Dunlop, Inc.	5,855	649,964
Westamerica BanCorp	4,664	263,096
WisdomTree, Inc.	19,327	133,936
World Acceptance Corp.*	594	77,535
WSFS Financial Corp.	10,630	488,236

		40,682,313

HEALTH CARE (10.2%)
AdaptHealth Corp. Cl A*	14,323	104,415
Addus HomeCare Corp.*	2,838	263,508
Agiliti, Inc.*	6,136	48,597
Alkermes PLC*	29,209	810,258
AMN Healthcare Svcs., Inc.*	6,614	495,256
Amphastar Pharmaceuticals, Inc.*	6,540	404,499
ANI Pharmaceuticals, Inc.*	2,639	145,514
Apollo Medical Hldgs., Inc.*	7,272	278,518
Arcus Biosciences, Inc.*	9,433	180,170
Artivion, Inc.*	6,825	122,031
Avanos Medical, Inc.*	8,191	183,724
BioLife Solutions, Inc.*	6,088	98,930
Catalyst Pharmaceuticals, Inc.*	17,540	294,847
Certara, Inc.*	18,745	329,725
Collegium Pharmaceutical, Inc.*	5,708	175,692
CONMED Corp.	5,382	589,383
Corcept Therapeutics, Inc.*	15,795	513,022
CorVel Corp.*	1,587	392,322
Cross Country Healthcare, Inc.*	5,783	130,927
Cytek Biosciences, Inc.*	17,319	157,949
Cytokinetics, Inc.*	17,162	1,432,855
Dynavax Technologies Corp.*	22,624	316,284
Embecta Corp.	10,030	189,868
Enhabit, Inc.*	8,774	90,811
Ensign Group, Inc.	9,881	1,108,747
Fortrea Hldgs., Inc.*	15,542	542,416

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Fulgent Genetics, Inc.*	3,527	$101,966
Glaukos Corp.*	8,527	677,811
Harmony Biosciences Hldgs., Inc.*	5,741	185,434
HealthStream, Inc.	4,188	113,202
ICU Medical, Inc.*	3,549	353,977
Innoviva, Inc.*	9,871	158,331
Integer Hldgs. Corp.*	5,833	577,934
Ironwood Pharmaceuticals, Inc. Cl A*	24,048	275,109
LeMaitre Vascular, Inc.	3,468	196,844
Ligand Pharmaceuticals, Inc.*	2,869	204,904
Merit Medical Systems, Inc.*	10,108	767,804
Mesa Laboratories, Inc.	897	93,979
ModivCare, Inc.*	2,160	95,018
Myriad Genetics, Inc.*	15,519	297,034
National HealthCare Corp.	2,360	218,111
NeoGenomics, Inc.*	22,310	360,976
OmniAb, Inc. Cl CR3*	1,207	0	†
OmniAb, Inc. Cl CR4*	1,207	0	†
Omnicell, Inc.*	7,958	299,460
OraSure Technologies, Inc.*	12,862	105,468
Organon & Co.	44,738	645,122
Owens & Minor, Inc.*	13,390	258,025
Pacira BioSciences, Inc.*	8,128	274,239
Pediatrix Medical Group, Inc.*	14,497	134,822
Phibro Animal Health Corp. Cl A	3,560	41,225
Premier, Inc. Cl A	20,946	468,353
Prestige Consumer Healthcare, Inc.*	8,685	531,696
Privia Health Group, Inc.*	17,978	414,033
RadNet, Inc.*	10,576	367,728
REGENXBIO, Inc.*	7,084	127,158
Schrodinger, Inc.*	9,573	342,713
Select Medical Hldgs. Corp.	18,402	432,447
Simulations Plus, Inc.	2,792	124,942
STAAR Surgical Co.*	8,544	266,658
Supernus Pharmaceuticals, Inc.*	9,562	276,724
Tandem Diabetes Care, Inc.*	11,390	336,916
UFP Technologies, Inc.*	1,230	211,609
US Physical Therapy, Inc.	2,623	244,306
Varex Imaging Corp.*	7,094	145,427
Veradigm, Inc.*	19,123	200,600
Vericel Corp.*	8,353	297,450
Vir Biotechnology, Inc.*	15,069	151,594
Xencor, Inc.*	10,655	226,206

		21,003,623

INDUSTRIALS (17.1%)
3D Systems Corp.*	23,355	148,304
AAON, Inc.	11,803	871,888
AAR Corp.*	5,869	366,226

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — SMALL CAP EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
ABM Industries, Inc.	11,470	$514,200
AeroVironment, Inc.*	4,601	579,910
Alamo Group, Inc.	1,808	380,024
Alaska Air Group, Inc.*	22,413	875,676
Albany International Corp. Cl A	5,460	536,281
Allegiant Travel Co.	2,641	218,173
American Woodmark Corp.*	2,874	266,851
Apogee Enterprises, Inc.	3,863	206,323
Applied Industrial Technologies, Inc.	6,784	1,171,529
ArcBest Corp.	4,141	497,790
Arcosa, Inc.	8,534	705,250
Armstrong World Industries, Inc.	7,733	760,309
Astec Industries, Inc.	3,980	148,056
AZZ, Inc.	4,389	254,957
Barnes Group, Inc.	8,869	289,395
Boise Cascade Co.	6,929	896,335
Brady Corp. Cl A	7,846	460,482
CoreCivic, Inc.*	19,884	288,915
CSG Systems International, Inc.	4,971	264,507
Deluxe Corp.	7,647	164,028
DXP Enterprises, Inc.*	2,322	78,251
Dycom Industries, Inc.*	5,134	590,872
Encore Wire Corp.	2,761	589,750
Enerpac Tool Group Corp. Cl A	9,511	295,697
Enpro, Inc.	3,659	573,512
Enviri Corp.*	13,973	125,757
ESCO Technologies, Inc.	4,513	528,156
Federal Signal Corp.	10,664	818,355
Forrester Research, Inc.*	2,020	54,156
Forward Air Corp.	4,492	282,412
Franklin Electric Co., Inc.	6,943	671,041
GEO Group, Inc.*	21,360	231,329
Gibraltar Industries, Inc.*	5,327	420,726
GMS, Inc.*	7,105	585,665
Granite Construction, Inc.	7,689	391,063
Greenbrier Cos., Inc.	5,444	240,516
Griffon Corp.	7,168	436,890
Hayward Hldgs., Inc.*	22,068	300,125
Healthcare Svcs. Group, Inc.*	12,926	134,043
Heartland Express, Inc.	8,022	114,394
Heidrick & Struggles International, Inc.	3,522	104,005
Hillenbrand, Inc.	12,237	585,540
HNI Corp.	8,153	341,040
Hub Group, Inc. Cl A*	5,459	501,900
Insteel Industries, Inc.	3,405	130,377
Interface, Inc. Cl A	10,170	128,345
JetBlue Airways Corp.*	58,335	323,759
John Bean Technologies Corp.	5,573	554,235
Kaman Corp.	4,939	118,289

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Kelly Svcs., Inc. Cl A	5,593	$120,921
Kennametal, Inc.	13,933	359,332
Korn Ferry	9,225	547,504
Lindsay Corp.	1,927	248,891
Liquidity Svcs., Inc.*	3,921	67,480
Marten Transport Ltd.	10,104	211,982
Masterbrand, Inc.*	22,187	329,477
Matson, Inc.	6,115	670,204
Matthews International Corp. Cl A	5,333	195,454
Mercury Systems, Inc.*	9,130	333,884
MillerKnoll, Inc.	12,862	343,158
Moog, Inc. Cl A	5,032	728,533
Mueller Industries, Inc.	19,871	936,918
MYR Group, Inc.*	2,925	423,043
National Presto Industries, Inc.	917	73,617
NOW, Inc.*	18,611	210,677
NV5 Global, Inc.*	2,226	247,353
OPENLANE, Inc.*	18,906	279,998
PGT Innovations, Inc.*	9,985	406,389
Pitney Bowes, Inc.	26,851	118,144
Powell Industries, Inc.	1,599	141,352
Proto Labs, Inc.*	4,513	175,826
Quanex Building Products Corp.	5,773	176,481
Resideo Technologies, Inc.*	25,554	480,926
Resources Connection, Inc.	5,603	79,395
Rush Enterprises, Inc. Cl A	10,769	541,681
RXO, Inc.*	20,478	476,318
SkyWest, Inc.*	7,166	374,065
SPX Technologies, Inc.*	7,990	807,070
Standex International Corp.	2,083	329,906
Sun Country Airlines Hldgs., Inc.*	6,822	107,310
SunPower Corp. Cl A*	15,025	72,571
Tennant Co.	3,270	303,096
Titan International, Inc.*	8,855	131,762
Trinity Industries, Inc.	14,330	381,035
Triumph Group, Inc.*	13,452	223,034
TrueBlue, Inc.*	5,450	83,603
TTEC Hldgs., Inc.	3,320	71,944
UniFirst Corp.	2,644	483,614
Verra Mobility Corp. Cl A*	29,109	670,380
Vestis Corp.	22,880	483,683
Viad Corp.*	3,661	132,528
Vicor Corp.*	3,950	177,513
Wabash National Corp.	8,066	206,651

		35,080,312

INFORMATION TECHNOLOGY (12.0%)
A10 Networks, Inc.	12,198	160,648
ACI Worldwide, Inc.*	19,029	582,287
Adeia, Inc.	18,758	232,412
ADTRAN Hldgs., Inc.	12,397	90,994

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — SMALL CAP EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Advanced Energy Industries, Inc.	6,525	$710,703
Agilysys, Inc.*	3,553	301,365
Alarm.com Hldgs., Inc.*	8,749	565,360
Alpha & Omega Semiconductor Ltd.*	3,939	102,650
Arlo Technologies, Inc.*	16,563	157,680
Axcelis Technologies, Inc.*	5,732	743,383
Badger Meter, Inc.	5,137	792,999
Benchmark Electronics, Inc.	6,245	172,612
Cerence, Inc.*	7,059	138,780
CEVA, Inc.*	4,124	93,656
Cohu, Inc.*	8,315	294,268
Consensus Cloud Solutions, Inc.*	3,118	81,723
Corsair Gaming, Inc.*	7,570	106,737
CTS Corp.	5,453	238,514
Digi International, Inc.*	6,296	163,696
Digital Turbine, Inc.*	15,958	109,472
Diodes, Inc.*	8,040	647,381
DoubleVerify Hldgs., Inc.*	24,397	897,322
DXC Technology Co.*	33,893	775,133
Envestnet, Inc.*	8,705	431,072
ePlus, Inc.*	4,714	376,366
Extreme Networks, Inc.*	22,686	400,181
Fabrinet*	6,359	1,210,308
FormFactor, Inc.*	13,624	568,257
Harmonic, Inc.*	19,636	256,053
Ichor Hldgs. Ltd.*	5,142	172,925
Insight Enterprises, Inc.*	4,847	858,840
InterDigital, Inc.	4,499	488,321
Itron, Inc.*	7,962	601,211
Knowles Corp.*	15,797	282,924
Kulicke & Soffa Industries, Inc.	9,884	540,852
LiveRamp Hldgs., Inc.*	11,467	434,370
MaxLinear, Inc. Cl A*	12,991	308,796
Methode Electronics, Inc.	6,303	143,267
N-able, Inc.*	12,167	161,213
NCR Voyix Corp.*	23,453	396,590
NetScout Systems, Inc.*	12,426	272,751
OSI Systems, Inc.*	2,735	352,952
PC Connection, Inc.	1,977	132,874
PDF Solutions, Inc.*	5,357	172,174
Perficient, Inc.*	6,086	400,581
Photronics, Inc.*	10,948	343,439
Plexus Corp.*	4,810	520,105
Progress Software Corp.	7,625	414,037
Rogers Corp.*	2,933	387,361
Sanmina Corp.*	10,016	514,522
ScanSource, Inc.*	4,370	173,096
Semtech Corp.*	11,232	246,093
SiTime Corp.*	3,026	369,414
SMART Global Hldgs., Inc.*	9,087	172,017
SolarEdge Technologies, Inc.*	9,943	930,665

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
SPS Commerce, Inc.*	6,423	$1,245,034
TTM Technologies, Inc.*	17,896	282,936
Ultra Clean Hldgs., Inc.*	7,847	267,897
Veeco Instruments, Inc.*	9,861	305,987
Viasat, Inc.*	13,075	365,446
Viavi Solutions, Inc.*	38,925	391,975
Xerox Hldgs. Corp.	19,791	362,769
Xperi, Inc.*	7,608	83,840

		24,499,286

MATERIALS (5.6%)
AdvanSix, Inc.	4,718	141,351
Alpha Metallurgical Resources, Inc.	2,069	701,225
ATI, Inc.*	22,329	1,015,300
Balchem Corp.	5,643	839,396
Carpenter Technology Corp.	8,630	611,004
Century Aluminum Co.*	9,057	109,952
Clearwater Paper Corp.*	2,899	104,712
Compass Minerals International, Inc.	5,907	149,565
Hawkins, Inc.	3,311	233,161
Haynes International, Inc.	2,228	127,107
HB Fuller Co.	9,455	769,732
Ingevity Corp.*	5,898	278,504
Innospec, Inc.	4,352	536,340
Kaiser Aluminum Corp.	2,803	199,546
Koppers Hldgs., Inc.	3,645	186,697
Materion Corp.	3,612	470,030
Mativ Hldgs., Inc.	9,487	145,246
Mercer International, Inc.*	7,685	72,854
Minerals Technologies, Inc.	5,696	406,182
Myers Industries, Inc.	6,443	125,961
O-I Glass, Inc.*	27,140	444,553
Olympic Steel, Inc.	1,715	114,390
Quaker Chemical Corp.	2,424	517,330
Sealed Air Corp.	25,280	923,226
Sensient Technologies Corp.	7,395	488,070
Stepan Co.	3,719	351,631
SunCoke Energy, Inc.	14,660	157,448
Sylvamo Corp.	6,182	303,598
TimkenSteel Corp.*	6,722	157,631
Warrior Met Coal, Inc.	9,105	555,132
Worthington Steel, Inc.*	5,332	149,829

		11,386,703

REAL ESTATE (7.4%)
Acadia Realty Trust	16,687	283,512
Alexander & Baldwin, Inc.	12,696	241,478
American Assets Trust, Inc.	8,503	191,403
Anywhere Real Estate, Inc.*	19,338	156,831
Apple Hospitality REIT, Inc.	37,244	618,623
Armada Hoffler Properties, Inc.	11,797	145,929
Brandywine Realty Trust	30,122	162,659
CareTrust REIT, Inc.	20,848	466,578

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — SMALL CAP EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Centerspace	2,635	$153,357
Chatham Lodging Trust	8,552	91,677
Community Healthcare Trust, Inc.	4,438	118,228
Cushman & Wakefield PLC*	29,434	317,887
DiamondRock Hospitality Co.	36,690	344,519
Douglas Emmett, Inc.	29,184	423,168
Easterly Government Properties, Inc. Cl A	16,663	223,951
Elme Communities	15,373	224,446
Essential Properties Realty Trust, Inc.	27,308	697,993
eXp World Hldgs., Inc.	13,459	208,884
Four Corners Property Trust, Inc.	15,851	401,030
Getty Realty Corp.	8,394	245,273
Global Net Lease, Inc.	34,268	340,967
Highwoods Properties, Inc.	18,499	424,737
Hudson Pacific Properties, Inc.	22,201	206,691
Innovative Industrial Properties, Inc. Cl A	4,908	494,825
JBG SMITH Properties	15,243	259,283
Kennedy-Wilson Hldgs., Inc.	20,738	256,736
LTC Properties, Inc.	7,248	232,806
LXP Industrial Trust	51,219	508,092
Macerich Co.	37,709	581,850
Marcus & Millichap, Inc.	4,165	181,927
NexPoint Residential Trust, Inc.	4,052	139,510
Outfront Media, Inc.	25,422	354,891
Pebblebrook Hotel Trust	21,091	337,034
Phillips Edison & Co., Inc.	20,933	763,636
Retail Opportunity Investments Corp.	22,054	309,418
Safehold, Inc.	7,836	183,362

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Saul Centers, Inc.	2,263	$88,868
Service Properties Trust	29,014	247,780
SITE Centers Corp.	31,507	429,440
SL Green Realty Corp.	11,275	509,292
St Joe Co.	6,232	375,042
Summit Hotel Properties, Inc.	18,829	126,531
Sunstone Hotel Investors, Inc.	35,958	385,829
Tanger, Inc.	18,440	511,157
Uniti Group, Inc.	41,774	241,454
Universal Health Realty Income Trust	2,226	96,275
Urban Edge Properties	20,591	376,815
Veris Residential, Inc.	14,043	220,896
Whitestone REIT Cl B	8,245	101,331
Xenia Hotels & Resorts, Inc.	18,562	252,814

		15,256,715

UTILITIES (2.0%)
American States Water Co.	6,473	520,559
Avista Corp.	13,541	483,955
California Water Svc. Group	10,101	523,939
Chesapeake Utilities Corp.	3,791	400,443
Clearway Energy, Inc. Cl A	6,058	154,964
Clearway Energy, Inc. Cl C	14,420	395,541
Middlesex Water Co.	3,117	204,537
Northwest Natural Hldg. Co.	6,437	250,657
Otter Tail Corp.	7,301	620,366
SJW Group	5,086	332,370
Unitil Corp.	2,818	148,142

		4,035,473

TOTAL COMMON STOCKS
(Cost: $188,499,066)		204,755,070

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.1%)
JP Morgan Chase, New York Time Deposit	4.58	01/02/24	191,612	191,612

TOTAL TEMPORARY CASH INVESTMENT (Cost: $191,612)				191,612

TOTAL INVESTMENTS (Cost: $188,690,678) 100.0%				204,946,682

OTHER NET ASSETS 0.0% (1)				87,365

NET ASSETS 100.0%				$205,034,047

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

*	Non-income producing security.

†	Level 3 Security.

(1)	Percentage is less than 0.05%.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — MID CAP VALUE FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (96.5%):
COMMUNICATION SERVICES (2.2%)
Take-Two Interactive Software, Inc.*	11,585	$1,864,606
Warner Bros Discovery, Inc.*	139,714	1,589,945

		3,454,551

CONSUMER DISCRETIONARY (5.6%)
Capri Hldgs. Ltd.*	36,975	1,857,624
Marriott Vacations Worldwide Corp.	18,995	1,612,486
Ollie's Bargain Outlet Hldgs., Inc.*	21,607	1,639,755
Taylor Morrison Home Corp. Cl A*	50,405	2,689,107
Williams-Sonoma, Inc.	4,640	936,259

		8,735,231

CONSUMER STAPLES (2.9%)
Constellation Brands, Inc. Cl A	7,459	1,803,213
Lamb Weston Hldgs., Inc.	16,167	1,747,491
TreeHouse Foods, Inc.*	25,183	1,043,836

		4,594,540

ENERGY (6.6%)
Baker Hughes Co. Cl A	119,655	4,089,808
Devon Energy Corp.	56,402	2,555,011
Hess Corp.	5,459	786,969
MPLX LP*	35,228	1,293,572
Williams Cos., Inc.	44,515	1,550,457

		10,275,817

FINANCIALS (16.0%)
American Financial Group, Inc.	29,758	3,537,929
Ameriprise Financial, Inc.	10,345	3,929,341
Euronet Worldwide, Inc.*	11,534	1,170,586
Everest Group Ltd.	7,098	2,509,711
Fifth Third Bancorp	74,072	2,554,743
Hartford Financial Svcs. Group, Inc.	24,204	1,945,518
KeyCorp.	107,854	1,553,098
M&T Bank Corp.	10,390	1,424,261
Reinsurance Group of America, Inc.	12,777	2,067,063
Starwood Property Trust, Inc.	87,698	1,843,412
Synchrony Financial	30,643	1,170,256
Voya Financial, Inc.	20,090	1,465,766

		25,171,684

HEALTH CARE (5.6%)
Agilent Technologies, Inc.	7,036	978,215
Biogen, Inc.*	3,806	984,879
Centene Corp.*	24,295	1,802,932
Envista Hldgs. Corp.*	70,984	1,707,875
Humana, Inc.	2,280	1,043,807

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Zimmer Biomet Hldgs., Inc.	18,866	$2,295,992

		8,813,700

INDUSTRIALS (18.3%)
Alaska Air Group, Inc.*	29,131	1,138,148
Builders FirstSource, Inc.*	14,414	2,406,273
Carlisle Cos., Inc.	8,836	2,760,631
Clean Harbors, Inc.*	17,699	3,088,653
Crane Co.	31,301	3,697,900
Dover Corp.	12,729	1,957,847
Jacobs Solutions, Inc.	18,628	2,417,914
KBR, Inc.	33,215	1,840,443
L-3 Harris Technologies, Inc.	11,674	2,458,778
Mueller Industries, Inc.	50,331	2,373,107
Stanley Black & Decker, Inc.	23,896	2,344,198
Veralto Corp.	28,350	2,332,071

		28,815,963

INFORMATION TECHNOLOGY (8.1%)
Ciena Corp.*	39,068	1,758,451
MKS Instruments, Inc.	12,918	1,328,875
PTC, Inc.*	5,991	1,048,185
Teledyne Technologies, Inc.*	5,951	2,655,872
Teradyne, Inc.	15,088	1,637,350
Viasat, Inc.*	70,141	1,960,441
Vontier Corp.	67,599	2,335,545

		12,724,719

MATERIALS (11.3%)
Ashland, Inc.	44,067	3,715,289
Avery Dennison Corp.	13,689	2,767,368
Axalta Coating Systems Ltd.*	58,857	1,999,372
Crown Hldgs., Inc.	43,709	4,025,162
FMC Corp.	24,868	1,567,927
Freeport-McMoRan, Inc.	26,885	1,144,494
Newmont Corp.	24,430	1,011,158
Steel Dynamics, Inc.	12,869	1,519,829

		17,750,599

REAL ESTATE (10.7%)
Alexandria Real Estate Equities, Inc.	9,198	1,166,030
Americold Realty Trust, Inc.	39,132	1,184,526
Apartment Income REIT Corp.	56,052	1,946,686
Camden Property Trust	9,540	947,227
Gaming & Leisure Properties, Inc.	51,758	2,554,257
Healthcare Realty Trust, Inc. Cl A	66,803	1,151,016
Healthpeak Properties, Inc.	109,641	2,170,892
Sun Communities, Inc.	7,043	941,297
Ventas, Inc.	29,204	1,455,527
Welltower, Inc.	8,358	753,641

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — MID CAP VALUE FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Weyerhaeuser Co.	73,029	$2,539,218

		16,810,317

UTILITIES (9.2%)
AES Corp.	71,670	1,379,647
Ameren Corp.	31,476	2,276,974
Atmos Energy Corp.	12,750	1,477,725
Entergy Corp.	18,359	1,857,747
Evergy, Inc.	62,665	3,271,113
PPL Corp.	49,279	1,335,461
Public Svc. Enterprise Group, Inc.	46,852	2,865,000

		14,463,667

TOTAL COMMON STOCKS
(Cost: $126,730,376)		151,610,788

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES (3.2%):
U.S. GOVERNMENT (2.2%)
U.S. Treasury Bill	A-1+	5.29	01/18/24	$2,100,000	$2,094,772
U.S. Treasury Bill	A-1+	5.31	01/23/24	1,400,000	1,395,493

					3,490,265

U.S. GOVERNMENT AGENCIES (1.0%)
FHLB	A-1+	5.20	01/02/24	1,600,000	1,599,769

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $5,090,034)					5,090,034

TEMPORARY CASH INVESTMENT (0.1%)
JP Morgan Chase, New York Time Deposit		4.58	01/02/24	79,992	79,992

TOTAL TEMPORARY CASH INVESTMENT (Cost: $79,992)					79,992

TOTAL INVESTMENTS (Cost: $131,900,402) 99.8%					156,780,814

OTHER NET ASSETS 0.2%					364,963

NET ASSETS 100.0%					$157,145,777

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

Abbreviations:	FHLB = Federal Home Loan Bank

*	Non-income producing security.

**	Ratings as per Standard & Poor's Corporation (unaudited).

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — MID CAP EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (98.9%):
COMMUNICATION SERVICES (1.7%)
Cable One, Inc.	2,685	$1,494,444
Frontier Communications Parent, Inc.*	130,568	3,308,593
Iridium Communications, Inc.	73,112	3,009,290
New York Times Co. Cl A	96,591	4,731,993
Nexstar Media Group, Inc. Cl A	19,029	2,982,796
TEGNA, Inc.	116,274	1,778,992
TKO Group Hldgs., Inc. Cl A	35,418	2,889,400
Ziff Davis, Inc.*	27,146	1,823,940
ZoomInfo Technologies, Inc. Cl A*	174,873	3,233,402

		25,252,850

CONSUMER DISCRETIONARY (15.7%)
Adient PLC*	55,287	2,010,235
Aramark	154,102	4,330,266
Autoliv, Inc.	44,210	4,871,500
AutoNation, Inc.*	15,312	2,299,556
Boyd Gaming Corp.	41,017	2,568,074
Brunswick Corp.	40,622	3,930,178
Burlington Stores, Inc.*	38,302	7,448,973
Capri Hldgs. Ltd.*	68,607	3,446,816
Carter's, Inc.	21,739	1,628,034
Choice Hotels International, Inc.	14,699	1,665,397
Churchill Downs, Inc.	40,071	5,406,780
Columbia Sportswear Co.	20,360	1,619,434
Crocs, Inc.*	35,754	3,339,781
Deckers Outdoor Corp.*	15,190	10,153,452
Dick's Sporting Goods, Inc.	36,277	5,330,905
Five Below, Inc.*	32,872	7,006,996
Floor & Decor Hldgs., Inc. Cl A*	62,910	7,018,240
Fox Factory Hldg. Corp.*	25,018	1,688,215
GameStop Corp. Cl A*	158,566	2,779,662
Gap, Inc.	126,641	2,648,063
Gentex Corp.	137,693	4,497,053
Goodyear Tire & Rubber Co.*	167,383	2,396,925
Graham Hldgs. Co. Cl B	2,114	1,472,443
Grand Canyon Education, Inc.*	17,449	2,303,966
H&R Block, Inc.	84,966	4,109,805
Harley-Davidson, Inc.	74,815	2,756,185
Helen of Troy Ltd.*	14,016	1,693,273
Hilton Grand Vacations, Inc.*	42,072	1,690,453
Hyatt Hotels Corp. Cl A	26,105	3,404,353
KB Home	45,196	2,822,942
Lear Corp.	34,392	4,856,494
Leggett & Platt, Inc.	78,700	2,059,579
Light & Wonder, Inc. Cl A*	53,157	4,364,721

	Shares	Value
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Lithia Motors, Inc. Cl A	16,245	$5,349,154
Macy's, Inc.	161,530	3,249,984
Marriott Vacations Worldwide Corp.	19,499	1,655,270
Mattel, Inc.*	208,519	3,936,839
Murphy USA, Inc.	11,430	4,075,481
Nordstrom, Inc.	57,264	1,056,521
Ollie's Bargain Outlet Hldgs., Inc.*	36,424	2,764,217
Penn Entertainment, Inc.*	89,586	2,331,028
Penske Automotive Group, Inc.	11,506	1,846,828
Planet Fitness, Inc. Cl A*	50,436	3,681,828
Polaris, Inc.	31,336	2,969,713
PVH Corp.	35,670	4,356,020
RH*	9,123	2,659,172
Service Corp. International	87,217	5,970,004
Skechers USA, Inc. Cl A*	78,864	4,916,382
Taylor Morrison Home Corp. Cl A*	63,430	3,383,990
Tempur Sealy International, Inc.	101,696	5,183,445
Texas Roadhouse, Inc. Cl A	39,423	4,818,673
Thor Industries, Inc.	31,450	3,718,962
Toll Brothers, Inc.	63,447	6,521,717
TopBuild Corp.*	18,756	7,019,621
Travel + Leisure Co.	42,751	1,671,137
Under Armour, Inc. Cl A*	111,443	979,584
Under Armour, Inc. Cl C*	114,183	953,428
Vail Resorts, Inc.	22,486	4,800,086
Valvoline, Inc.*	81,855	3,076,111
Visteon Corp.*	16,418	2,050,608
Wendy's Co.	98,625	1,921,215
Williams-Sonoma, Inc.	37,865	7,640,400
Wingstop, Inc.	17,365	4,455,512
Wyndham Hotels & Resorts, Inc.	48,974	3,937,999
YETI Hldgs., Inc.*	51,270	2,654,761

		235,224,439

CONSUMER STAPLES (4.1%)
BellRing Brands, Inc.*	77,594	4,301,035
BJ's Wholesale Club Hldgs., Inc.*	78,944	5,262,407
Boston Beer Co., Inc. Cl A*	5,555	1,919,752
Casey's General Stores, Inc.	21,999	6,044,005
Celsius Hldgs., Inc.*	87,527	4,771,972
Coca-Cola Consolidated, Inc.	2,766	2,567,954
Coty, Inc. Cl A*	221,075	2,745,752
Darling Ingredients, Inc.*	94,174	4,693,632
Flowers Foods, Inc.	113,411	2,552,882

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — MID CAP EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Grocery Outlet Hldg. Corp.*	58,600	$1,579,856
Ingredion, Inc.	38,484	4,176,669
Lancaster Colony Corp.	12,020	2,000,008
Performance Food Group Co.*	91,854	6,351,704
Pilgrim's Pride Corp.*	23,762	657,257
Post Hldgs., Inc.*	29,995	2,641,360
Sprouts Farmers Market, Inc.*	59,953	2,884,339
US Foods Hldg. Corp.*	133,520	6,063,143

		61,213,727

ENERGY (5.0%)
Antero Midstream Corp.	201,059	2,519,269
Antero Resources Corp.*	166,771	3,782,366
ChampionX Corp.	114,994	3,358,975
Chesapeake Energy Corp.	65,768	5,060,190
Chord Energy Corp.	24,367	4,050,526
Civitas Resources, Inc.	50,374	3,444,574
CNX Resources Corp.*	93,774	1,875,480
DT Midstream, Inc.	57,202	3,134,670
Equitrans Midstream Corp.	255,761	2,603,647
HF Sinclair Corp.	92,417	5,135,613
Matador Resources Co.	65,404	3,718,871
Murphy Oil Corp.	86,629	3,695,593
NOV, Inc.	232,542	4,715,952
Ovintiv, Inc.	149,821	6,580,138
PBF Energy, Inc. Cl A	64,203	2,822,364
Permian Resources Corp. Cl A	222,360	3,024,096
Range Resources Corp.	142,446	4,336,056
Southwestern Energy Co.*	650,213	4,258,895
Valaris Ltd.*	37,007	2,537,570
Weatherford International PLC*	42,573	4,164,917

		74,819,762

FINANCIALS (16.0%)
Affiliated Managers Group, Inc.	19,959	3,022,192
Ally Financial, Inc.	160,251	5,595,965
American Financial Group, Inc.	38,576	4,586,301
Annaly Capital Management, Inc.	295,211	5,718,237
Associated Banc-Corp.	87,729	1,876,523
Bank OZK	62,111	3,094,991
Brighthouse Financial, Inc.*	37,902	2,005,774
Cadence Bank	107,830	3,190,690
Carlyle Group, Inc.	127,790	5,199,775
CNO Financial Group, Inc.	66,216	1,847,426
Columbia Banking System, Inc.	123,126	3,285,002

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Commerce Bancshares, Inc.	70,104	$3,744,255
Cullen/Frost Bankers, Inc.	37,808	4,101,790
East West Bancorp, Inc.	83,193	5,985,736
Equitable Hldgs., Inc.	187,825	6,254,572
Erie Indemnity Co. Cl A	14,723	4,931,027
Essent Group Ltd.	63,022	3,323,780
Euronet Worldwide, Inc.*	25,865	2,625,039
Evercore, Inc. Cl A	20,459	3,499,512
Federated Hermes, Inc. Cl B	50,913	1,723,914
Fidelity National Financial, Inc.	152,626	7,786,978
First American Financial Corp.	60,909	3,924,976
First Financial Bankshares, Inc.	75,819	2,297,316
First Horizon Corp.	329,851	4,670,690
FirstCash Hldgs., Inc.	21,835	2,366,696
FNB Corp.	211,823	2,916,803
Glacier Bancorp, Inc.	65,453	2,704,518
Hancock Whitney Corp.	50,856	2,471,093
Hanover Insurance Group, Inc.	21,110	2,563,176
Home BancShares, Inc.	110,771	2,805,829
Houlihan Lokey, Inc. Cl A	30,468	3,653,418
Interactive Brokers Group, Inc. Cl A	63,172	5,236,959
International Bancshares Corp.	31,505	1,711,352
Janus Henderson Group PLC	78,232	2,358,695
Jefferies Financial Group, Inc.	99,376	4,015,784
Kemper Corp.	35,561	1,730,754
Kinsale Capital Group, Inc.	12,995	4,352,155
MGIC Investment Corp.	163,702	3,157,812
Morningstar, Inc.	15,376	4,401,226
New York Community Bancorp, Inc.	426,497	4,363,064
Old National Bancorp	172,739	2,917,562
Old Republic International Corp.	153,927	4,525,454
Pinnacle Financial Partners, Inc.	45,321	3,952,898
Primerica, Inc.	20,682	4,255,528
Prosperity Bancshares, Inc.	55,321	3,746,891
Reinsurance Group of America, Inc. Cl A	38,905	6,294,051
RenaissanceRe Hldgs. Ltd.	30,988	6,073,648
RLI Corp.	23,701	3,155,077
SEI Investments Co.	59,035	3,751,674

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — MID CAP EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Selective Insurance Group, Inc.	35,766	$3,558,002
SLM Corp.	133,571	2,553,877
SouthState Corp.	44,902	3,791,974
Starwood Property Trust, Inc.	175,657	3,692,310
Stifel Financial Corp.	60,211	4,163,591
Synovus Financial Corp.	86,329	3,250,287
Texas Capital Bancshares, Inc.*	28,347	1,832,067
UMB Financial Corp.	25,783	2,154,170
United Bankshares, Inc.	79,653	2,990,970
Unum Group	108,230	4,894,161
Valley National Bancorp	251,743	2,733,929
Voya Financial, Inc.	61,670	4,499,443
Webster Financial Corp.	101,555	5,154,932
Western Union Co.	215,088	2,563,849
WEX, Inc.*	25,228	4,908,107
Wintrust Financial Corp.	36,148	3,352,727

		239,868,974

HEALTH CARE (7.7%)
Acadia Healthcare Co., Inc.*	54,436	4,232,943
Amedisys, Inc.*	19,263	1,831,141
Arrowhead Pharmaceuticals, Inc.*	63,277	1,936,276
Azenta, Inc.*	35,509	2,313,056
Bruker Corp.	54,744	4,022,589
Chemed Corp.	8,891	5,199,012
Doximity, Inc. Cl A*	69,752	1,955,846
Encompass Health Corp.	59,168	3,947,689
Enovis Corp.*	29,327	1,642,899
Envista Hldgs. Corp.*	101,181	2,434,415
Exelixis, Inc.*	183,574	4,403,940
Globus Medical, Inc. Cl A*	68,101	3,629,102
Haemonetics Corp.*	29,953	2,561,281
Halozyme Therapeutics, Inc.*	77,979	2,882,104
HealthEquity, Inc.*	50,547	3,351,266
Inari Medical, Inc.*	30,212	1,961,363
Integra LifeSciences Hldgs. Corp.*	40,150	1,748,533
Jazz Pharmaceuticals PLC*	37,164	4,571,172
Lantheus Hldgs., Inc.*	40,430	2,506,660
LivaNova PLC*	31,808	1,645,746
Masimo Corp.*	26,202	3,071,136
Medpace Hldgs., Inc.*	13,765	4,219,386
Neogen Corp.*	116,199	2,336,762
Neurocrine Biosciences, Inc.*	57,999	7,641,948
Option Care Health, Inc.*	104,564	3,522,761
Patterson Cos., Inc.	50,233	1,429,129
Penumbra, Inc.*	22,783	5,730,836
Perrigo Co. PLC	79,991	2,574,110

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Progyny, Inc.*	49,219	$1,829,962
QuidelOrtho Corp.*	29,188	2,151,156
R1 RCM, Inc.*	116,239	1,228,646
Repligen Corp.*	30,651	5,511,050
Shockwave Medical, Inc.*	21,780	4,150,397
Sotera Health Co.*	58,391	983,888
Tenet Healthcare Corp.*	59,947	4,530,195
United Therapeutics Corp.*	27,705	6,092,053

		115,780,448

INDUSTRIALS (21.0%)
Acuity Brands, Inc.	18,269	3,742,039
Advanced Drainage Systems, Inc.	40,472	5,691,982
AECOM	81,892	7,569,278
AGCO Corp.	36,688	4,454,290
ASGN, Inc.*	27,863	2,679,585
Avis Budget Group, Inc.	10,905	1,933,020
Brink's Co.	26,595	2,339,030
BWX Technologies, Inc.	53,993	4,142,883
CACI International, Inc. Cl A*	13,152	4,259,407
Carlisle Cos., Inc.	28,739	8,978,926
Chart Industries, Inc.*	24,786	3,379,075
Clean Harbors, Inc.*	29,728	5,187,833
Comfort Systems USA, Inc.	21,083	4,336,141
Concentrix Corp.	27,914	2,741,434
Core & Main, Inc. Cl A*	73,279	2,961,204
Crane Co.	28,835	3,406,567
Curtiss-Wright Corp.	22,574	5,029,261
Donaldson Co., Inc.	71,243	4,655,730
EMCOR Group, Inc.	27,770	5,982,491
EnerSys	23,849	2,407,795
Esab Corp.	33,444	2,896,919
ExlService Hldgs., Inc.*	97,356	3,003,433
Exponent, Inc.	29,883	2,630,899
Flowserve Corp.	77,454	3,192,654
Fluor Corp.*	100,575	3,939,523
Fortune Brands Innovations, Inc.	74,436	5,667,557
FTI Consulting, Inc.*	20,962	4,174,582
GATX Corp.	20,956	2,519,330
Genpact Ltd.	98,523	3,419,733
Graco, Inc.	99,638	8,644,593
GXO Logistics, Inc.*	70,221	4,294,716
Hertz Global Hldgs., Inc.*	78,135	811,823
Hexcel Corp.	49,652	3,661,835
Insperity, Inc.	20,908	2,450,836
ITT, Inc.	48,465	5,782,844
KBR, Inc.	79,695	4,415,900
Kirby Corp.*	34,887	2,737,932
Knight-Swift Transportation Hldgs., Inc. Cl A	95,214	5,489,087
Landstar System, Inc.	21,219	4,109,059

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — MID CAP EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Lennox International, Inc.	18,881	$8,449,625
Lincoln Electric Hldgs., Inc.	33,766	7,342,754
ManpowerGroup, Inc.	28,813	2,289,769
MasTec, Inc.*	35,681	2,701,765
Maximus, Inc.	35,881	3,008,981
MDU Resources Group, Inc.	120,211	2,380,178
Middleby Corp.*	31,642	4,656,753
MSA Safety, Inc.	21,813	3,682,689
MSC Industrial Direct Co., Inc. Cl A	27,371	2,771,587
nVent Electric PLC	97,940	5,787,275
Oshkosh Corp.	38,615	4,186,252
Owens Corning	52,465	7,776,887
Paylocity Hldg. Corp.*	25,534	4,209,280
RBC Bearings, Inc.*	17,169	4,891,276
Regal Rexnord Corp.	39,166	5,797,351
Ryder System, Inc.	26,165	3,010,545
Saia, Inc.*	15,671	6,867,346
Science Applications International Corp.	31,249	3,884,876
Sensata Technologies Hldg. PLC	89,347	3,356,767
Simpson Manufacturing Co., Inc.	25,190	4,987,116
Stericycle, Inc.*	54,617	2,706,819
Sunrun, Inc.*	128,206	2,516,684
Terex Corp.	39,728	2,282,771
Tetra Tech, Inc.	31,432	5,246,944
Timken Co.	38,315	3,070,947
Toro Co.	61,300	5,884,187
Trex Co., Inc.*	64,105	5,307,253
UFP Industries, Inc.	36,489	4,581,194
Valmont Industries, Inc.	12,332	2,879,645
Watsco, Inc.	19,991	8,565,544
Watts Water Technologies, Inc. Cl A	16,155	3,365,733
Werner Enterprises, Inc.	37,423	1,585,613
WESCO International, Inc.	25,929	4,508,535
Woodward, Inc.	35,665	4,855,076
XPO, Inc.*	68,460	5,996,411

		315,113,654

INFORMATION TECHNOLOGY (9.5%)
Allegro MicroSystems, Inc.*	42,039	1,272,521
Amkor Technology, Inc.	60,932	2,027,208
Arrow Electronics, Inc.*	31,972	3,908,577
Aspen Technology, Inc.*	16,546	3,642,602
Avnet, Inc.	53,415	2,692,116
Belden, Inc.	24,606	1,900,814
Blackbaud, Inc.*	25,432	2,204,954
Calix, Inc.*	34,605	1,511,893
Ciena Corp.*	87,274	3,928,203
Cirrus Logic, Inc.*	31,817	2,646,856

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Cognex Corp.	101,618	$4,241,535
Coherent Corp.*	77,797	3,386,503
CommVault Systems, Inc.*	25,851	2,064,202
Crane NXT Co.	28,499	1,620,738
Dolby Laboratories, Inc. Cl A	35,156	3,029,744
Dropbox, Inc. Cl A*	151,228	4,458,201
Dynatrace, Inc.*	140,766	7,698,493
GoDaddy, Inc. Cl A*	83,132	8,825,293
IPG Photonics Corp.*	17,451	1,894,132
Kyndryl Hldgs., Inc.*	135,456	2,814,776
Lattice Semiconductor Corp.*	81,480	5,621,305
Littelfuse, Inc.	14,694	3,931,527
Lumentum Hldgs., Inc.*	39,552	2,073,316
MACOM Technology Solutions Hldgs., Inc.*	31,946	2,969,381
Manhattan Associates, Inc.*	36,342	7,825,159
MKS Instruments, Inc.	37,110	3,817,506
Novanta, Inc.*	21,139	3,560,019
Onto Innovation, Inc.*	28,973	4,429,972
Power Integrations, Inc.	33,565	2,756,022
Qualys, Inc.*	21,714	4,262,024
Rambus, Inc.*	63,464	4,331,418
Silicon Laboratories, Inc.*	18,759	2,481,253
Super Micro Computer, Inc.*	27,380	7,783,039
Synaptics, Inc.*	23,141	2,639,925
TD SYNNEX Corp.	30,279	3,258,323
Teradata Corp.*	57,734	2,512,006
Universal Display Corp.	25,719	4,919,016
Vishay Intertechnology, Inc.	74,521	1,786,268
Vontier Corp.	91,102	3,147,574
Wolfspeed, Inc.*	73,981	3,218,913

		143,093,327

MATERIALS (7.1%)
Alcoa Corp.	105,355	3,582,070
AptarGroup, Inc.	38,831	4,800,288
Ashland, Inc.	30,248	2,550,209
Avient Corp.	53,813	2,237,006
Axalta Coating Systems Ltd.*	129,918	4,413,314
Berry Global Group, Inc.	69,716	4,698,161
Cabot Corp.	32,612	2,723,102
Chemours Co.	87,625	2,763,692
Cleveland-Cliffs, Inc.*	298,028	6,085,732
Commercial Metals Co.	69,011	3,453,310
Crown Hldgs., Inc.	71,219	6,558,558
Eagle Materials, Inc.	20,595	4,177,490
Graphic Packaging Hldg. Co.	180,668	4,453,466

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — MID CAP EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
Greif, Inc. Cl A	15,037	$986,277
Knife River Corp.*	33,391	2,209,816
Livent Corp.*	106,011	1,906,078
Louisiana-Pacific Corp.	37,883	2,683,253
MP Materials Corp.*	85,023	1,687,707
NewMarket Corp.	4,076	2,224,803
Olin Corp.	72,344	3,902,959
Reliance Steel & Aluminum Co.	33,927	9,488,703
Royal Gold, Inc.	38,779	4,690,708
RPM International, Inc.	76,049	8,489,350
Scotts Miracle-Gro Co.	24,530	1,563,788
Silgan Hldgs., Inc.	47,780	2,162,045
Sonoco Products Co.	57,825	3,230,683
United States Steel Corp.	131,663	6,405,405
Westlake Corp.	18,910	2,646,644

		106,774,617

REAL ESTATE (7.9%)
Agree Realty Corp.	59,338	3,735,327
Apartment Income REIT Corp.	86,773	3,013,626
Brixmor Property Group, Inc.	177,447	4,129,192
COPT Defense Properties	66,437	1,702,780
Cousins Properties, Inc.	89,594	2,181,614
CubeSmart	132,739	6,152,453
EastGroup Properties, Inc.	27,349	5,019,635
EPR Properties	44,468	2,154,475
Equity LifeStyle Properties, Inc.	110,031	7,761,587
First Industrial Realty Trust, Inc.	78,084	4,112,684
Gaming & Leisure Properties, Inc.	157,624	7,778,744
Healthcare Realty Trust, Inc. Cl A	224,836	3,873,924
Independence Realty Trust, Inc.	132,650	2,029,545
Jones Lang LaSalle, Inc.*	28,083	5,304,036
Kilroy Realty Corp.	62,980	2,509,123
Kite Realty Group Trust	129,508	2,960,553
Lamar Advertising Co. Cl A	51,698	5,494,463
Medical Properties Trust, Inc.	353,600	1,736,176
National Storage Affiliates Trust	45,611	1,891,488
NNN REIT, Inc.	107,697	4,641,741
Omega Healthcare Investors, Inc.	144,624	4,434,172
Park Hotels & Resorts, Inc.	123,958	1,896,557
Physicians Realty Trust	140,783	1,873,822
PotlatchDeltic Corp.	46,849	2,300,286
Rayonier, Inc.	80,536	2,690,708

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Rexford Industrial Realty, Inc.	124,614	$6,990,845
Sabra Health Care REIT, Inc.	136,493	1,947,755
Spirit Realty Capital, Inc.	83,430	3,645,057
STAG Industrial, Inc.	107,184	4,208,044
Vornado Realty Trust	94,374	2,666,066
WP Carey, Inc.	129,085	8,365,999

		119,202,477

UTILITIES (3.2%)
ALLETE, Inc.	33,929	2,075,098
Black Hills Corp.	40,136	2,165,337
Essential Utilities, Inc.	148,354	5,541,022
IDACORP, Inc.	29,878	2,937,605
National Fuel Gas Co.	54,202	2,719,314
New Jersey Resources Corp.	57,592	2,567,451
Northwestern Energy Group, Inc.	36,152	1,839,775
OGE Energy Corp.	118,232	4,129,844
ONE Gas, Inc.	32,735	2,085,874
Ormat Technologies, Inc.	31,708	2,403,149
PNM Resources, Inc.	50,669	2,107,831
Portland General Electric Co.	59,695	2,587,181
Southwest Gas Hldgs., Inc.	35,463	2,246,581
Spire, Inc.	31,052	1,935,782
UGI Corp.	123,659	3,042,012
Vistra Corp.	198,406	7,642,599

		48,026,455

TOTAL COMMON STOCKS
(Cost: $1,223,516,452)		1,484,370,730

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — MID CAP EQUITY INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES (1.0%):
U.S. GOVERNMENT (0.8%)
U.S. Treasury Bill (1)	A-1+	5.26	04/11/24	$2,000,000	$1,971,212
U.S. Treasury Bill	A-1+	5.29	02/06/24	7,800,000	7,758,929
U.S. Treasury Bill	A-1+	5.38	01/04/24	1,750,000	1,749,224

					11,479,365

U.S. GOVERNMENT AGENCIES (0.2%)
FHLB	A-1+	5.20	01/02/24	3,600,000	3,599,480

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $15,078,602)					15,078,845

TOTAL INVESTMENTS (Cost: $1,238,595,054) 99.9%					1,499,449,575

OTHER NET ASSETS 0.1%					1,451,342

NET ASSETS 100.0%					$1,500,900,917

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

Abbreviations:	FHLB = Federal Home Loan Bank

*	Non-income producing security.

**	Ratings as per Standard & Poor's Corporation (unaudited).

(1)

This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Fund as of December 31, 2023, was as follows:

Contract Type	Number of Contracts	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value	Unrealized Gain(Loss)(a)	Face Value of Futures as a % of Total Investments
E-mini S&P MidCap 400 Stock Index	58	P	March 2024	$16,295,100	$609,100	1.1%

(a)

Includes the cumulative appreciation (depreciation) of futures contracts, which is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day's variation margin payable or receivable. The accompanying notes are an integral part of these portfolio schedules.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — BALANCED FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (59.3%):
COMMUNICATION SERVICES (3.6%)
AT&T, Inc.	75,711	$1,270,431
Comcast Corp. Cl A	39,080	1,713,658
Electronic Arts, Inc.	7,873	1,077,105
Fox Corp. Cl A	22,539	668,732
Interpublic Group of Cos., Inc.	23,808	777,093
T-Mobile US, Inc.	7,327	1,174,738

		6,681,757

CONSUMER DISCRETIONARY (6.5%)
Amazon.com, Inc.*	8,567	1,301,670
AutoZone, Inc.*	367	948,919
Booking Hldgs., Inc.*	429	1,521,757
DR Horton, Inc.	6,230	946,836
Hilton Worldwide Hldgs., Inc.	4,347	791,545
Home Depot, Inc.	4,773	1,654,083
Ralph Lauren Corp. Cl A	6,577	948,403
Tapestry, Inc.	22,536	829,550
TJX Cos., Inc.	15,151	1,421,315
Ulta Beauty, Inc.*	2,158	1,057,399
Yum! Brands, Inc.	5,050	659,833

		12,081,310

CONSUMER STAPLES (2.5%)
Constellation Brands, Inc. Cl A	3,597	869,575
Hershey Co.	4,045	754,150
Philip Morris International, Inc.	15,218	1,431,709
Walmart, Inc.	10,184	1,605,508

		4,660,942

ENERGY (3.7%)
Baker Hughes Co. Cl A	21,996	751,823
ConocoPhillips	11,693	1,357,207
Coterra Energy, Inc.	26,795	683,808
EQT Corp.	21,603	835,172
Exxon Mobil Corp.	15,364	1,536,093
Valero Energy Corp.	7,674	997,620
Williams Cos., Inc.	22,829	795,134

		6,956,857

FINANCIALS (6.8%)
Comerica, Inc.	11,289	630,039
FleetCor Technologies, Inc.*	5,148	1,454,876
Goldman Sachs Group, Inc.	2,959	1,141,493
JPMorgan Chase & Co.	17,239	2,932,354
KeyCorp.	49,583	713,995
Morgan Stanley	19,456	1,814,272
MSCI, Inc. Cl A	1,087	614,862
U.S. Bancorp	27,166	1,175,745
Visa, Inc. Cl A	8,462	2,203,082

		12,680,718

HEALTH CARE (8.9%)
Abbott Laboratories	12,062	1,327,664
AbbVie, Inc.	15,475	2,398,161
Biogen, Inc.*	2,407	622,859

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Bristol-Myers Squibb Co.	14,240	$730,654
Cigna Group	2,973	890,265
Eli Lilly & Co.	4,333	2,525,792
Gilead Sciences, Inc.	13,250	1,073,383
HCA Healthcare, Inc.	4,932	1,334,994
Johnson & Johnson	12,617	1,977,589
McKesson Corp.	1,115	516,223
UnitedHealth Group, Inc.	6,140	3,232,526

		16,630,110

INDUSTRIALS (5.6%)
Caterpillar, Inc.	3,489	1,031,593
Deere & Co.	3,665	1,465,524
FedEx Corp.	4,405	1,114,333
Honeywell International, Inc.	5,274	1,106,010
Parker-Hannifin Corp.	2,820	1,299,174
Quanta Svcs., Inc.	4,516	974,553
Snap-on, Inc.	3,191	921,688
Trane Technologies PLC	5,535	1,349,986
Union Pacific Corp.	4,888	1,200,591

		10,463,452

INFORMATION TECHNOLOGY (18.4%)
Adobe, Inc.*	3,081	1,838,125
Apple, Inc.	51,173	9,852,338
Broadcom, Inc.	3,938	4,395,792
Cisco Systems, Inc.	24,713	1,248,501
Fortinet, Inc.*	22,162	1,297,142
Lam Research Corp.	2,479	1,941,701
Microsoft Corp.	25,440	9,566,458
NVIDIA Corp.	8,475	4,196,989

		34,337,046

MATERIALS (1.4%)
Freeport-McMoRan, Inc.	33,839	1,440,526
LyondellBasell Industries N.V. Cl A	4,583	435,752
Newmont Corp.	18,696	773,827

		2,650,105

REAL ESTATE (1.2%)
Alexandria Real Estate Equities, Inc.	6,992	886,376
Equinix, Inc.	893	719,213
Public Storage	2,102	641,110

		2,246,699

UTILITIES (0.7%)
NextEra Energy, Inc.	21,710	1,318,665

TOTAL COMMON STOCKS
(Cost: $64,919,208)		110,707,661

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — BALANCED FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (34.8%):
U.S. GOVERNMENT (12.1%)
U.S. Treasury Bond	AA+	1.13	05/15/40	$1,975,000	$1,277,578
U.S. Treasury Bond	AA+	1.13	08/15/40	1,100,000	704,687
U.S. Treasury Bond	AA+	1.38	11/15/40	750,000	499,453
U.S. Treasury Bond	AA+	1.75	08/15/41	1,900,000	1,326,141
U.S. Treasury Bond	AA+	1.88	02/15/41	1,700,000	1,226,922
U.S. Treasury Bond	AA+	3.63	02/15/53	465,000	431,360
U.S. Treasury Bond	AA+	4.00	11/15/52	620,000	614,381
U.S. Treasury Bond	AA+	4.13	08/15/53	220,000	223,438
U.S. Treasury Note	AA+	1.50	02/15/30	900,000	785,250
U.S. Treasury Note	AA+	1.63	08/15/29	1,750,000	1,559,551
U.S. Treasury Note	AA+	1.75	01/31/29	700,000	632,242
U.S. Treasury Note	AA+	2.25	08/15/27	200,000	188,688
U.S. Treasury Note	AA+	2.25	11/15/27	545,000	512,726
U.S. Treasury Note	AA+	2.38	05/15/27	1,150,000	1,092,859
U.S. Treasury Note	AA+	2.63	02/15/29	1,500,000	1,414,102
U.S. Treasury Note	AA+	2.88	05/15/28	3,250,000	3,119,238
U.S. Treasury Note	AA+	2.88	05/15/32	2,885,000	2,678,542
U.S. Treasury Note	AA+	3.63	03/31/30	660,000	650,770
U.S. Treasury Note	AA+	4.50	11/15/33	500,000	526,016
U.S. Treasury Note	AA+	5.00	09/30/25	100,000	101,031
U.S. Treasury Strip	AA+	0.00	08/15/29	3,645,000	2,929,384

					22,494,359

U.S. GOVERNMENT AGENCIES (13.3%)
MORTGAGE-BACKED OBLIGATIONS (12.7%)
FHLMC	AA+	2.50	09/01/27	39,538	38,221
FHLMC	AA+	2.50	06/01/35	145,961	134,795
FHLMC	AA+	2.50	06/01/50	152,606	130,974
FHLMC	AA+	2.50	11/01/50	602,852	520,830
FHLMC	AA+	2.50	10/01/51	206,543	176,663
FHLMC	AA+	2.50	02/01/52	859,707	737,345
FHLMC	AA+	3.00	06/01/27	26,448	25,693
FHLMC	AA+	3.00	08/01/27	32,790	31,856
FHLMC	AA+	3.00	11/01/42	82,070	74,866
FHLMC	AA+	3.00	04/01/43	74,899	68,481
FHLMC	AA+	3.00	11/01/49	154,428	138,327
FHLMC	AA+	3.00	11/01/49	238,377	213,523
FHLMC	AA+	3.00	06/01/52	444,256	395,499
FHLMC	AA+	3.50	02/01/32	37,549	36,230
FHLMC	AA+	3.50	01/01/43	94,498	89,202
FHLMC	AA+	3.50	06/01/45	137,857	129,952
FHLMC	AA+	3.50	07/01/45	151,434	143,709
FHLMC	AA+	4.00	11/01/33	30,835	30,387
FHLMC	AA+	4.00	01/01/38	78,621	77,506
FHLMC	AA+	4.00	03/01/41	31,526	30,669
FHLMC	AA+	4.00	07/01/41	50,083	48,863
FHLMC	AA+	4.00	11/01/42	18,885	18,346
FHLMC	AA+	4.00	01/01/43	97,434	94,654
FHLMC	AA+	4.00	10/01/44	39,594	38,334
FHLMC	AA+	4.00	06/01/45	131,148	127,125
FHLMC	AA+	4.00	04/01/52	423,581	403,120
FHLMC	AA+	4.00	08/01/52	273,685	261,370
FHLMC	AA+	4.23	05/01/30	400,000	388,488
FHLMC	AA+	4.50	02/01/44	49,690	49,408
FHLMC	AA+	4.50	05/01/48	53,115	52,422
FHLMC	AA+	5.00	02/01/26	1,461	1,450

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — BALANCED FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	5.00	06/01/52	$803,399	$795,349
FHLMC	AA+	5.00	12/01/52	485,099	483,691
FHLMC	AA+	5.50	07/01/32	11,591	11,856
FHLMC	AA+	5.50	05/01/33	6,606	6,760
FHLMC	AA+	5.50	06/01/37	48,384	50,036
FHLMC	AA+	5.50	07/01/53	391,486	395,940
FHLMC	AA+	5.50	07/01/53	245,972	247,442
FHLMC	AA+	6.00	09/01/53	147,189	150,603
FHLMC ARM	AA+	1.93	10/01/51	564,881	493,296
FHLMC Strip	AA+	3.00	06/15/42	165,831	151,905
FHLMC Strip	AA+	3.00	01/15/43	55,039	49,369
FNMA	AA+	1.81	09/01/51	651,035	562,626
FNMA	AA+	2.00	11/01/35	352,306	316,678
FNMA	AA+	2.00	07/01/36	750,846	675,118
FNMA	AA+	2.00	10/01/50	159,335	132,492
FNMA	AA+	2.00	02/01/51	408,194	333,290
FNMA	AA+	2.00	11/01/51	428,943	352,391
FNMA	AA+	2.34	05/01/36	500,000	404,793
FNMA	AA+	2.50	02/01/33	99,921	93,222
FNMA	AA+	2.50	06/01/35	335,006	309,379
FNMA	AA+	2.50	10/01/35	323,484	298,738
FNMA	AA+	2.50	04/01/42	1,016,658	899,155
FNMA	AA+	2.50	05/01/46	212,521	181,803
FNMA	AA+	2.50	12/01/50	56,823	49,309
FNMA	AA+	2.50	01/01/51	362,736	313,941
FNMA	AA+	2.50	03/01/51	324,088	280,233
FNMA	AA+	2.50	03/01/51	867,722	752,548
FNMA	AA+	2.50	04/01/51	159,196	136,691
FNMA	AA+	2.50	12/01/51	351,596	300,167
FNMA	AA+	2.50	05/01/52	914,779	782,256
FNMA	AA+	3.00	06/01/33	117,337	111,326
FNMA	AA+	3.00	09/01/33	72,609	68,862
FNMA	AA+	3.00	01/01/43	215,434	196,286
FNMA	AA+	3.00	02/01/43	61,898	56,388
FNMA	AA+	3.00	03/01/43	118,599	108,303
FNMA	AA+	3.00	09/01/43	116,278	106,164
FNMA	AA+	3.00	12/01/47	19,335	17,455
FNMA	AA+	3.00	03/01/48	55,405	49,661
FNMA	AA+	3.00	03/01/50	60,275	53,505
FNMA	AA+	3.00	01/01/52	553,204	492,480
FNMA	AA+	3.10	06/01/29	150,000	138,827
FNMA	AA+	3.50	08/01/38	79,938	75,182
FNMA	AA+	3.50	10/01/41	52,188	49,562
FNMA	AA+	3.50	11/01/41	80,941	76,401
FNMA	AA+	3.50	12/01/41	58,106	55,181
FNMA	AA+	3.50	04/01/42	89,753	85,241
FNMA	AA+	3.50	08/01/42	103,568	97,656
FNMA	AA+	3.50	08/01/43	109,468	102,896
FNMA	AA+	3.50	08/01/43	136,691	127,924
FNMA	AA+	3.50	04/01/45	96,873	91,214
FNMA	AA+	3.50	09/01/47	54,095	50,852
FNMA	AA+	3.50	06/01/51	545,962	502,545
FNMA	AA+	3.50	05/01/52	647,330	597,804
FNMA	AA+	3.75	08/01/28	100,000	96,111
FNMA	AA+	4.00	01/01/31	37,061	36,296

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — BALANCED FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	4.00	07/01/40	$66,320	$64,527
FNMA	AA+	4.00	11/01/40	32,256	31,343
FNMA	AA+	4.00	05/01/41	28,147	27,448
FNMA	AA+	4.00	11/01/45	62,190	60,353
FNMA	AA+	4.00	02/01/47	61,042	59,168
FNMA	AA+	4.00	04/01/49	246,891	237,370
FNMA	AA+	4.00	03/01/50	221,492	211,793
FNMA	AA+	4.00	07/01/52	176,360	168,742
FNMA	AA+	4.00	07/01/56	269,952	259,741
FNMA	AA+	4.50	05/01/30	10,554	10,451
FNMA	AA+	4.50	06/01/34	15,939	15,835
FNMA	AA+	4.50	08/01/35	9,489	9,432
FNMA	AA+	4.50	05/01/39	29,142	29,217
FNMA	AA+	4.50	05/01/39	17,555	17,566
FNMA	AA+	4.50	05/01/40	36,122	36,138
FNMA	AA+	4.50	10/01/40	133,583	133,127
FNMA	AA+	4.50	11/01/47	41,380	40,860
FNMA	AA+	4.50	11/01/47	26,307	26,164
FNMA	AA+	4.50	05/01/50	346,612	341,019
FNMA	AA+	4.58	02/01/53	290,223	282,900
FNMA	AA+	5.00	06/01/33	16,417	16,558
FNMA	AA+	5.00	10/01/33	16,812	16,956
FNMA	AA+	5.00	11/01/33	47,486	47,893
FNMA	AA+	5.00	11/01/33	11,520	11,618
FNMA	AA+	5.00	03/01/34	6,375	6,429
FNMA	AA+	5.00	04/01/34	12,410	12,533
FNMA	AA+	5.00	09/01/35	5,870	5,936
FNMA	AA+	5.00	11/25/35	22,934	23,187
FNMA	AA+	5.00	08/01/37	53,586	54,290
FNMA	AA+	5.00	05/01/39	22,579	22,979
FNMA	AA+	5.00	06/01/52	876,725	867,868
FNMA	AA+	5.50	06/01/48	4,395	4,521
FNMA	AA+	6.00	05/01/32	3,467	3,612
FNMA	AA+	6.00	04/01/33	16,440	17,134
FNMA	AA+	6.00	05/01/33	7,343	7,654
FNMA	AA+	6.00	06/01/34	5,742	6,000
FNMA	AA+	6.00	09/01/34	1,436	1,500
FNMA	AA+	6.00	10/01/34	13,809	14,427
FNMA	AA+	6.00	01/01/37	6,854	7,197
FNMA	AA+	6.00	05/01/37	1,488	1,566
FNMA	AA+	6.00	10/25/44	42,357	42,846
FNMA	AA+	6.00	11/01/52	650,149	668,123
FNMA	AA+	6.50	05/01/32	16,222	17,029
FNMA	AA+	6.50	07/01/34	3,693	3,904
FNMA	AA+	6.50	05/01/37	16,060	17,101
FNMA	AA+	6.50	11/01/53	199,440	205,015
FNMA	AA+	7.00	04/01/32	589	623
FNMA	AA+	7.50	06/01/31	1,193	1,265
FNMA	AA+	7.50	02/01/32	1,683	1,814
FNMA	AA+	7.50	06/01/32	1,226	1,333
FNMA	AA+	8.00	04/01/32	1,074	1,127
FNMA Strip	AA+	3.00	08/25/42	50,660	46,180
FRESB Multifamily Mortgage	AA+	2.37	10/25/26	47,120	44,417
GNMA (1)	AA+	2.50	10/20/51	180,969	157,404
GNMA (1)	AA+	2.50	06/20/53	477,837	418,959

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — BALANCED FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
GNMA (1)	AA+	3.00	07/15/46	$195,442	$179,494
GNMA (1)	AA+	3.00	10/20/51	181,944	163,619
GNMA (1)	AA+	4.00	08/15/41	160	156
GNMA (1)	AA+	4.00	01/15/42	114,972	112,107
GNMA (1)	AA+	4.00	08/20/42	35,233	34,411
GNMA (1)	AA+	4.50	04/20/31	25,761	25,181
GNMA (1)	AA+	4.50	10/15/40	52,688	52,712
GNMA (1)	AA+	4.50	10/20/43	90,541	90,136
GNMA (1)	AA+	5.00	06/20/39	41,232	41,399
GNMA (1)	AA+	6.50	04/15/31	1,242	1,282
GNMA (1)	AA+	6.50	10/15/31	753	783
GNMA (1)	AA+	6.50	12/15/31	339	342
GNMA (1)	AA+	6.50	05/15/32	1,773	1,816
GNMA (1)	AA+	7.00	05/15/31	770	805
GNMA (1)	AA+	7.00	05/15/32	187	188

					23,708,130

NON-MORTGAGE-BACKED OBLIGATIONS (0.6%)
FFCB	AA+	6.22	06/06/33	600,000	599,610
FHLMC	AA+	4.88	07/24/26	220,000	219,277
FHLMC	AA+	5.75	07/17/25	330,000	329,819

					1,148,706

CORPORATE DEBT (9.4%)
COMMUNICATION SERVICES (0.9%)
AT&T, Inc.	BBB	2.75	06/01/31	290,000	254,450
Comcast Corp.	A-	3.40	04/01/30	300,000	280,952
Sprint LLC	BBB-	7.63	03/01/26	155,000	161,883
T-Mobile USA, Inc.	BBB	3.38	04/15/29	165,000	153,545
T-Mobile USA, Inc.	BBB	3.75	04/15/27	205,000	198,920
Verizon Communications, Inc.	BBB+	4.02	12/03/29	415,000	401,610
Warnermedia Hldgs., Inc.	BBB-	4.28	03/15/32	180,000	164,892

					1,616,252

CONSUMER DISCRETIONARY (0.8%)
Amazon.com, Inc.	AA	1.20	06/03/27	65,000	58,697
AutoZone, Inc.	BBB	3.25	04/15/25	200,000	195,310
AutoZone, Inc.	BBB	3.75	04/18/29	65,000	62,157
Best Buy Co., Inc.	BBB+	1.95	10/01/30	110,000	91,508
Brunswick Corp.	BBB-	2.40	08/18/31	240,000	193,919
Expedia Group, Inc.	BBB	5.00	02/15/26	180,000	180,050
Expedia Group, Inc.†	BBB	6.25	05/01/25	80,000	80,685
General Motors Financial Co., Inc.	BBB	6.05	10/10/25	215,000	217,765
Harman International Industries, Inc.	A	4.15	05/15/25	300,000	295,424
Lowe's Cos., Inc.	BBB+	4.50	04/15/30	165,000	164,355
Tapestry, Inc.	BBB	7.05	11/27/25	50,000	51,174

					1,591,044

CONSUMER STAPLES (0.2%)
Bunge Ltd. Finance Corp.	BBB+	2.75	05/14/31	115,000	100,196
Hormel Foods Corp.	A-	1.80	06/11/30	140,000	119,180
Sysco Corp.	BBB	3.75	10/01/25	100,000	97,781

					317,157

ENERGY (0.3%)
Energy Transfer LP	BBB	5.55	02/15/28	65,000	66,506
Pioneer Natural Resources Co.	BBB	5.10	03/29/26	180,000	181,314

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — BALANCED FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
ENERGY (CONTINUED)
Targa Resources Partners LP/ Targa Resources Partners Finance Corp.	BBB-	5.50	03/01/30	$120,000	$120,038
Williams Cos., Inc.	BBB	5.40	03/02/26	250,000	252,604

					620,462

FINANCIALS (3.6%)
Aflac, Inc.	A-	1.13	03/15/26	165,000	152,379
Alleghany Corp.	AA	3.63	05/15/30	160,000	151,536
Bank of America Corp.	A-	2.97	02/04/33	985,000	838,134
Block Financial LLC	BBB	5.25	10/01/25	350,000	347,838
Capital One Financial Corp.	BBB	4.93	05/10/28	115,000	113,136
Citigroup, Inc.	BBB+	3.79	03/17/33	195,000	175,655
Citigroup, Inc.	BBB+	3.98	03/20/30	220,000	208,756
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	250,000	244,874
Citizens Financial Group, Inc.	BBB	4.35	08/01/25	100,000	98,137
Fairfax Financial Hldgs. Ltd.†	BBB	6.00	12/07/33	160,000	164,527
Fifth Third Bancorp	BBB	4.30	01/16/24	300,000	300,049
Goldman Sachs Group, Inc.	BBB+	2.60	02/07/30	450,000	395,670
JPMorgan Chase & Co.	A-	1.47	09/22/27	350,000	317,053
JPMorgan Chase & Co.	A-	5.35	06/01/34	200,000	203,030
JPMorgan Chase & Co.	BBB+	5.72	09/14/33	155,000	160,675
Kemper Corp.	BBB-	3.80	02/23/32	165,000	139,596
Mercury General Corp.	BBB	4.40	03/15/27	125,000	119,710
Morgan Stanley	A-	2.70	01/22/31	450,000	394,571
Morgan Stanley	A-	5.45	07/20/29	35,000	35,696
PNC Financial Svcs. Group, Inc.	A-	5.81	06/12/26	180,000	181,334
PNC Financial Svcs. Group, Inc.	A-	6.88	10/20/34	120,000	133,522
Signet UK Finance PLC	BB-	4.70	06/15/24	250,000	246,837
Synchrony Financial	BBB-	3.70	08/04/26	400,000	375,813
Truist Financial Corp.	A-	4.87	01/26/29	250,000	247,146
US Bancorp	A	4.65	02/01/29	270,000	265,770
US Bancorp	A	5.78	06/12/29	60,000	61,636
Voya Financial, Inc.	BBB+	3.65	06/15/26	250,000	241,802
Wells Fargo & Co.	BBB+	3.35	03/02/33	315,000	275,079
Wells Fargo & Co.	BBB+	3.53	03/24/28	190,000	181,426

					6,771,387

HEALTH CARE (0.8%)
AbbVie, Inc.	A-	4.25	11/14/28	175,000	174,228
Amgen, Inc.	BBB+	5.25	03/02/33	100,000	102,623
Baxter International, Inc.	BBB	2.54	02/01/32	100,000	84,040
CVS Health Corp.	BBB	3.75	04/01/30	389,000	366,534
Elevance Health, Inc.	A	2.88	09/15/29	255,000	234,039
Merck & Co., Inc.	A+	2.15	12/10/31	165,000	141,050
Thermo Fisher Scientific, Inc.	A-	2.00	10/15/31	375,000	316,566

					1,419,080

INDUSTRIALS (0.3%)
Boeing Co.	BBB-	2.75	02/01/26	130,000	124,482
Boeing Co.	BBB-	4.88	05/01/25	180,000	179,208
Lennox International, Inc.	BBB	1.70	08/01/27	155,000	139,451
Verisk Analytics, Inc.	BBB	4.00	06/15/25	175,000	172,147

					615,288

INFORMATION TECHNOLOGY (1.1%)
Apple, Inc.	AA+	2.05	09/11/26	200,000	188,665

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — BALANCED FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
INFORMATION TECHNOLOGY (CONTINUED)
Applied Materials, Inc.	A	3.90	10/01/25	$225,000	$221,981
Broadcom Corp./Broadcom Cayman Finance Ltd.	BBB	3.88	01/15/27	225,000	219,666
Intel Corp.	A	5.20	02/10/33	165,000	172,620
Mastercard, Inc.	A+	3.30	03/26/27	300,000	291,169
Oracle Corp.	BBB	4.90	02/06/33	265,000	264,140
PayPal Hldgs., Inc.	A-	2.65	10/01/26	290,000	275,583
QUALCOMM, Inc.	A	4.25	05/20/32	65,000	64,630
Teledyne Technologies, Inc.	BBB	2.75	04/01/31	150,000	130,754
VMware LLC	BBB	1.40	08/15/26	240,000	219,480

					2,048,688

MATERIALS (0.3%)
AptarGroup, Inc.	BBB-	3.60	03/15/32	165,000	148,894
Eagle Materials, Inc.	BBB	2.50	07/01/31	200,000	170,068
Sherwin-Williams Co.	BBB	3.95	01/15/26	350,000	343,260

					662,222

REAL ESTATE (0.9%)
Alexandria Real Estate Equities, Inc.	BBB+	4.75	04/15/35	225,000	218,826
Boston Properties LP	BBB+	3.25	01/30/31	300,000	258,055
Boston Properties LP	BBB+	6.50	01/15/34	50,000	52,853
Equinix, Inc.	BBB	1.45	05/15/26	260,000	240,310
Host Hotels & Resorts LP	BBB-	4.00	06/15/25	150,000	146,522
Kimco Realty OP LLC	BBB+	6.40	03/01/34	200,000	219,846
NNN REIT, Inc.	BBB+	3.60	12/15/26	110,000	105,468
Prologis LP	A	1.75	07/01/30	140,000	117,382
Realty Income Corp.	A-	4.85	03/15/30	65,000	65,463
Realty Income Corp.	A-	5.05	01/13/26	225,000	225,065

					1,649,790

UTILITIES (0.2%)
National Fuel Gas Co.	BBB-	5.20	07/15/25	100,000	99,530
NextEra Energy Capital Hldgs., Inc.	BBB+	3.55	05/01/27	180,000	173,594
Southern Co.	BBB	3.25	07/01/26	50,000	48,239

					321,363

TOTAL CORPORATE DEBT					17,632,733

TOTAL LONG-TERM DEBT SECURITIES (Cost: $70,284,380)					64,983,928

SHORT-TERM DEBT SECURITIES (5.2%):
U.S. GOVERNMENT (3.4%)
U.S. Treasury Bill	A-1+	5.29	01/09/24	425,000	424,502
U.S. Treasury Bill	A-1+	5.29	02/06/24	6,000,000	5,968,357

					6,392,859

U.S. GOVERNMENT AGENCIES (1.8%)
FHLB	A-1+	5.20	01/02/24	3,300,000	3,299,524

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $9,692,382)					9,692,383

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — BALANCED FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.2%)
JP Morgan Chase, New York Time Deposit	4.58	01/02/24	$310,074	$310,074

TOTAL TEMPORARY CASH INVESTMENT (Cost: $310,074)				310,074

TOTAL INVESTMENTS (Cost: $145,206,044) 99.5%				185,694,046

OTHER NET ASSETS 0.5%				843,661

NET ASSETS 100.0%				$186,537,707

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

Abbreviations:	ARM = Adjustable Rate Mortgage
FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
FRESB = Federal Home Loan Mortgage Corporation Multifamily Securitization Small Loan Balance
GNMA = Government National Mortgage Association

*	Non-income producing security.

**	Ratings as per Standard & Poor's Corporation (unaudited).

†

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the aggregate values of these securities amounts to $245,212 and represents 0.1% of net assets.

(1)	U.S. Government guaranteed security.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — INTERNATIONAL FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (95.6%):
AUSTRALIA (5.4%)
CONSUMER DISCRETIONARY (0.3%)
Aristocrat Leisure Ltd.	148,678	$4,130,800

CONSUMER STAPLES (0.2%)
Woolworths Group Ltd.	115,935	2,941,265

FINANCIALS (0.4%)
ANZ Group Hldgs. Ltd.	314,435	5,555,446

HEALTH CARE (0.5%)
Sonic Healthcare Ltd.	289,941	6,335,424

INFORMATION TECHNOLOGY (0.2%)
WiseTech Global Ltd.	47,887	2,454,427

MATERIALS (3.8%)
BHP Group Ltd.	1,321,329	45,142,696
Fortescue Ltd.	497,116	9,801,806

		54,944,502

TOTAL AUSTRALIA		76,361,864

AUSTRIA (0.8%)
ENERGY (0.4%)
OMV AG	142,823	6,266,316

FINANCIALS (0.2%)
Raiffeisen Bank International AG	118,348	2,438,919

MATERIALS (0.2%)
voestalpine AG	81,087	2,553,212

TOTAL AUSTRIA		11,258,447

DENMARK (4.9%)
CONSUMER DISCRETIONARY (1.0%)
Pandora A/S	104,455	14,441,867

HEALTH CARE (3.1%)
Novo Nordisk A/S Cl B	439,540	45,551,401

INDUSTRIALS (0.8%)
AP Moller - Maersk A/S Cl B	6,531	11,756,305

TOTAL DENMARK		71,749,573

FINLAND (1.3%)
FINANCIALS (1.3%)
Mandatum OYJ*	166,456	746,243
Nordea Bank Abp	837,405	10,448,596
Sampo OYJ Cl A	166,456	7,293,153

		18,487,992

FRANCE (12.7%)
COMMUNICATION SERVICES (1.3%)
Orange S.A.	607,049	6,919,245
Publicis Groupe S.A.	132,464	12,308,034

		19,227,279

CONSUMER DISCRETIONARY (2.9%)
Hermes International SCA	9,538	20,274,083
La Francaise des Jeux SAEM†	84,953	3,086,040

	Shares	Value
COMMON STOCKS (CONTINUED):
FRANCE (CONTINUED)
CONSUMER DISCRETIONARY (CONTINUED)
LVMH Moet Hennessy Louis Vuitton SE	23,922	$19,438,393

		42,798,516

CONSUMER STAPLES (0.8%)
Danone S.A.	119,054	7,724,402
L'Oreal S.A.	9,610	4,790,809

		12,515,211

ENERGY (1.0%)
TotalEnergies SE	206,049	14,011,765

FINANCIALS (1.3%)
AXA S.A.	197,246	6,441,647
BNP Paribas S.A.	185,535	12,885,192

		19,326,839

HEALTH CARE (1.2%)
Sanofi S.A.	179,438	17,832,056

INDUSTRIALS (3.4%)
Cie de Saint-Gobain S.A.	148,602	10,959,494
Dassault Aviation S.A.	99,178	19,651,044
Eiffage S.A.	84,057	9,023,981
Schneider Electric SE	51,407	10,349,014

		49,983,533

INFORMATION TECHNOLOGY (0.2%)
Dassault Systemes SE	58,195	2,848,618

UTILITIES (0.6%)
Engie S.A.	497,431	8,763,290

TOTAL FRANCE		187,307,107

GERMANY (7.2%)
COMMUNICATION SERVICES (0.8%)
Deutsche Telekom AG	474,748	11,415,027

CONSUMER DISCRETIONARY (1.7%)
Bayerische Motoren Werke AG	149,414	16,626,296
Mercedes-Benz Group AG	129,775	8,954,602

		25,580,898

FINANCIALS (1.8%)
Allianz SE	44,400	11,866,051
Commerzbank AG	351,368	4,176,477
Deutsche Bank AG	774,076	10,567,463

		26,609,991

INDUSTRIALS (1.4%)
Siemens AG	106,996	20,074,355

INFORMATION TECHNOLOGY (0.9%)
SAP SE	87,298	13,437,656

MATERIALS (0.6%)
BASF SE	106,340	5,726,357
Heidelberg Materials AG	29,223	2,612,309

		8,338,666

TOTAL GERMANY		105,456,593

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — INTERNATIONAL FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
HONG KONG (0.8%)
INDUSTRIALS (0.5%)
CK Hutchison Hldgs. Ltd.	1,378,500	$7,406,134

REAL ESTATE (0.3%)
Sun Hung Kai Properties Ltd.	447,000	4,837,153

TOTAL HONG KONG		12,243,287

ISRAEL (0.8%)
INFORMATION TECHNOLOGY (0.8%)
Check Point Software Technologies Ltd.*	76,150	11,634,959

ITALY (1.6%)
ENERGY (0.4%)
ENI SpA	309,480	5,249,450

FINANCIALS (0.8%)
Assicurazioni Generali SpA	118,590	2,505,626
Poste Italiane SpA†	610,040	6,934,476
UniCredit SpA	73,752	2,008,335

		11,448,437

UTILITIES (0.4%)
Enel SpA	795,348	5,917,509

TOTAL ITALY		22,615,396

JAPAN (20.8%)
COMMUNICATION SERVICES (0.9%)
Nintendo Co. Ltd.	253,000	13,162,241

CONSUMER DISCRETIONARY (2.0%)
Honda Motor Co. Ltd.	416,400	4,294,495
Toyota Motor Corp.	857,600	15,711,636
Yamaha Motor Co. Ltd.	927,600	8,252,657

		28,258,788

CONSUMER STAPLES (2.0%)
Japan Tobacco, Inc.	747,400	19,298,346
Seven & i Hldgs. Co. Ltd.	69,300	2,740,299
Suntory Beverage & Food Ltd.	204,300	6,716,171

		28,754,816

ENERGY (0.2%)
ENEOS Hldgs., Inc.	261,900	1,038,573
Inpex Corp.	135,300	1,810,230

		2,848,803

FINANCIALS (1.6%)
Daiwa Securities Group, Inc.	1,465,700	9,836,299
Japan Post Insurance Co. Ltd.	715,200	12,693,002

		22,529,301

	Shares	Value
COMMON STOCKS (CONTINUED):
JAPAN (CONTINUED)
HEALTH CARE (1.8%)
Astellas Pharma, Inc.	272,300	$3,237,964
Hoya Corp.	69,000	8,591,684
Takeda Pharmaceutical Co. Ltd.	485,100	13,909,255

		25,738,903

INDUSTRIALS (7.5%)
Hitachi Ltd.	146,400	10,528,646
ITOCHU Corp.	340,400	13,865,387
Marubeni Corp.	963,700	15,170,327
Mitsubishi Corp.	980,400	15,614,284
Mitsui & Co. Ltd.	437,700	16,395,066
Mitsui OSK Lines Ltd.	346,900	11,088,520
Nippon Yusen KK	373,800	11,542,211
Sumitomo Corp.	613,300	13,344,057
Yamato Hldgs. Co. Ltd.	57,300	1,057,197

		108,605,695

INFORMATION TECHNOLOGY (2.7%)
Brother Industries Ltd.	410,700	6,539,240
Canon, Inc.	402,900	10,334,055
Seiko Epson Corp.	469,400	7,007,336
Tokyo Electron Ltd.	87,300	15,513,940

		39,394,571

MATERIALS (1.5%)
Nitto Denko Corp.	91,000	6,789,689
Shin-Etsu Chemical Co. Ltd.	406,900	17,014,829

		23,804,518

REAL ESTATE (0.6%)
Daiwa House Industry Co. Ltd.	130,200	3,935,300
Mitsui Fudosan Co. Ltd.	147,200	3,598,358

		7,533,658

TOTAL JAPAN		300,631,294

LUXEMBOURG (0.5%)
MATERIALS (0.5%)
ArcelorMittal S.A.	257,349	7,303,901

NETHERLANDS (4.2%)
CONSUMER DISCRETIONARY (0.3%)
Stellantis N.V.	219,348	5,139,699

CONSUMER STAPLES (0.6%)
Koninklijke Ahold Delhaize N.V.	298,951	8,601,644

FINANCIALS (1.0%)
ING Groep N.V.	973,318	14,595,123

INFORMATION TECHNOLOGY (2.3%)
ASML Hldg. N.V.	45,057	34,014,500

TOTAL NETHERLANDS		62,350,966

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — INTERNATIONAL FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
NORWAY (1.5%)
ENERGY (1.5%)
Aker BP ASA	81,223	$2,359,264
Equinor ASA	624,443	19,789,245

		22,148,509

SINGAPORE (0.7%)
FINANCIALS (0.7%)
DBS Group Hldgs. Ltd.	397,800	10,058,373

SPAIN (4.2%)
COMMUNICATION SERVICES (0.6%)
Telefonica S.A.	2,222,895	8,691,633

CONSUMER DISCRETIONARY (0.3%)
Industria de Diseno Textil S.A.	88,596	3,865,978

FINANCIALS (2.2%)
Banco Bilbao Vizcaya Argentaria S.A.	1,781,542	16,238,173
Banco Santander S.A.	3,920,468	16,398,822

		32,636,995

UTILITIES (1.1%)
Iberdrola S.A.	562,598	7,379,809
Redeia Corp. S.A.	506,195	8,341,782

		15,721,591

TOTAL SPAIN		60,916,197

SWEDEN (0.4%)
FINANCIALS (0.4%)
Svenska Handelsbanken AB Cl A	590,861	6,424,717

SWITZERLAND (9.9%)
CONSUMER DISCRETIONARY (0.8%)
Cie Financiere Richemont S.A. Cl A	86,482	11,944,540

CONSUMER STAPLES (1.9%)
Chocoladefabriken Lindt & Spruengli AG	29	3,518,032
Nestle S.A.	203,179	23,551,086

		27,069,118

FINANCIALS (2.6%)
Partners Group Hldg. AG	8,102	11,714,401
UBS Group AG	657,160	20,411,218
Zurich Insurance Group AG	12,375	6,469,602

		38,595,221

HEALTH CARE (4.2%)
Novartis AG	250,311	25,282,533
Roche Hldg. AG	85,771	24,931,596
Sandoz Group AG*	50,062	1,610,602
Sonova Hldg. AG	30,483	9,968,809

		61,793,540

	Shares	Value
COMMON STOCKS (CONTINUED):
SWITZERLAND (CONTINUED)
MATERIALS (0.4%)
Glencore PLC	989,638	$5,948,992

TOTAL SWITZERLAND		145,351,411

UNITED KINGDOM (13.6%)
COMMUNICATION SERVICES (0.7%)
Vodafone Group PLC	7,092,690	6,194,576
WPP PLC	469,828	4,487,921

		10,682,497

CONSUMER DISCRETIONARY (0.5%)
Barratt Developments PLC	294,798	2,111,871
Burberry Group PLC	297,311	5,362,791

		7,474,662

CONSUMER STAPLES (2.4%)
British American Tobacco PLC	367,971	10,766,955
Haleon PLC	425,895	1,743,799
Imperial Brands PLC	704,947	16,234,013
J Sainsbury PLC	1,881,056	7,252,552

		35,997,319

ENERGY (1.4%)
Shell PLC	642,115	21,019,874

FINANCIALS (3.5%)
3i Group PLC	343,652	10,577,859
Barclays PLC	5,504,642	10,778,884
HSBC Hldgs. PLC	1,810,815	14,650,005
Lloyds Banking Group PLC	16,302,538	9,888,482
NatWest Group PLC	1,955,943	5,448,306

		51,343,536

HEALTH CARE (0.7%)
GSK PLC	566,481	10,462,864

INDUSTRIALS (2.3%)
BAE Systems PLC	1,265,791	17,917,960
RELX PLC	399,940	15,867,770

		33,785,730

MATERIALS (2.1%)
Anglo American PLC	452,088	11,314,716
Rio Tinto PLC	254,051	18,897,338

		30,212,054

TOTAL UNITED KINGDOM		200,978,536

UNITED STATES (4.3%)
FINANCIALS (4.3%)
iShares Core MSCI Emerging Markets ETF	363,035	18,362,310
iShares MSCI Emerging Markets ex China ETF	200,000	11,082,000
iShares MSCI India ETF	300,761	14,680,144

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — INTERNATIONAL FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
UNITED STATES (CONTINUED)
FINANCIALS (CONTINUED)
Vanguard FTSE Emerging Markets ETF	434,975	$17,877,472

		62,001,926

TOTAL COMMON STOCKS AND ETFS
(Cost: $1,282,386,415)		1,395,281,048

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES (3.6%):
UNITED STATES (3.6%)
U.S. GOVERNMENT (3.6%)
U.S. Treasury Bill (1)	A-1+	5.26	04/11/24	$5,000,000	$4,928,030
U.S. Treasury Bill	A-1+	5.27	01/23/24	22,350,000	22,278,034
U.S. Treasury Bill	A-1+	5.30	02/20/24	8,900,000	8,835,036
U.S. Treasury Bill	A-1+	5.39	01/04/24	10,000,000	9,995,563
U.S. Treasury Bill	A-1+	5.40	01/18/24	6,000,000	5,984,914

					52,021,577

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $52,020,968)					52,021,577

	Rate(%)	Maturity	Face Amount		Value
TEMPORARY CASH INVESTMENT (0.3%)
Brown Brothers Harriman, New York Time Deposit	(1.49)	01/02/24	SEK	346	34
Brown Brothers Harriman, New York Time Deposit	2.13	01/02/24	DKK	1,899	281
Brown Brothers Harriman, New York Time Deposit	2.77	01/02/24	AUD	150	102
Brown Brothers Harriman, New York Time Deposit	3.19	01/02/24	NOK	478	47
Citibank, New York Time Deposit	2.71	01/02/24	EUR	3,250	3,588
JP Morgan Chase, New York Time Deposit	4.58	01/02/24	USD	4,998,233	4,998,233

					5,002,285

TOTAL TEMPORARY CASH INVESTMENT (Cost: $5,002,285)					5,002,285

TOTAL INVESTMENTS (Cost: $1,339,409,668) 99.5%					1,452,304,910

OTHER NET ASSETS 0.5%					7,421,768

NET ASSETS 100.0%					$1,459,726,678

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

*	Non-income producing security.

**	Ratings as per Standard & Poor's Corporation (unaudited).

†

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the aggregate values of these securities amounts to $10,020,516 and represents 0.7% of net assets.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — INTERNATIONAL FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

(1)

This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Fund as of December 31, 2023, was as follows:

Contract Type	Number of Contracts	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value	Unrealized Gain(Loss)(a)	Face Value of Futures as a % of Total Investments
MSCI EAFE Index	247	P	March 2024	$27,817,140	$1,031,225	1.9%

(a)

Includes the cumulative appreciation(depreciation) of futures contracts, which is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day's variation margin payable or receivable.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CATHOLIC VALUES INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (99.1%):
COMMUNICATION SERVICES (8.4%)
Alphabet, Inc. Cl A*	835	$116,641
Alphabet, Inc. Cl C*	703	99,074
AT&T, Inc.	1,009	16,931
Charter Communications, Inc. Cl A*	15	5,830
Comcast Corp. Cl A	567	24,863
Electronic Arts, Inc.	35	4,788
Fox Corp. Cl A	35	1,038
Fox Corp. Cl B	19	525
Interpublic Group of Cos., Inc.	54	1,763
Match Group, Inc.*	39	1,423
Meta Platforms, Inc. Cl A*	314	111,143
Netflix, Inc.*	62	30,187
News Corp. Cl A	54	1,326
News Corp. Cl B	16	412
Omnicom Group, Inc.	28	2,422
Paramount Global Cl B	69	1,021
Take-Two Interactive Software, Inc.*	22	3,541
T-Mobile US, Inc.	72	11,544
Verizon Communications, Inc.	594	22,394
Walt Disney Co.	259	23,385
Warner Bros Discovery, Inc.*	314	3,573

		483,824

CONSUMER DISCRETIONARY (10.6%)
Airbnb, Inc. Cl A*	92	12,525
Aptiv PLC*	60	5,383
AutoZone, Inc.*	3	7,757
Bath & Body Works, Inc.	48	2,072
Best Buy Co., Inc.	41	3,209
Booking Hldgs., Inc.*	7	24,831
BorgWarner, Inc.	50	1,792
CarMax, Inc.*	33	2,532
Carnival Corp.*	214	3,968
Chipotle Mexican Grill, Inc. Cl A*	5	11,435
Darden Restaurants, Inc.	25	4,107
Domino's Pizza, Inc.	7	2,886
DR Horton, Inc.	64	9,727
eBay, Inc.	111	4,842
Etsy, Inc.*	25	2,026
Expedia Group, Inc.*	29	4,402
Ford Motor Co.	838	10,215
Garmin Ltd.	32	4,113
General Motors Co.	292	10,489
Genuine Parts Co.	29	4,016
Hasbro, Inc.	27	1,379
Hilton Worldwide Hldgs., Inc.	55	10,015
Home Depot, Inc.	213	73,815
Lennar Corp. Cl A	53	7,899
LKQ Corp.	57	2,724
Lowe's Cos., Inc.	124	27,596
Lululemon Athletica, Inc.*	24	12,271
Marriott International, Inc. Cl A	52	11,726
McDonald's Corp.	154	45,663

	Shares	Value
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Mohawk Industries, Inc.*	11	$1,138
NIKE, Inc. Cl B	261	28,337
Norwegian Cruise Line Hldgs. Ltd.*	90	1,804
NVR, Inc.*	1	7,000
O'Reilly Automotive, Inc.*	12	11,401
Pool Corp.	8	3,190
PulteGroup, Inc.	46	4,748
Ross Stores, Inc.	72	9,964
Starbucks Corp.	243	23,330
Tapestry, Inc.	49	1,804
Tesla, Inc.*	589	146,355
TJX Cos., Inc.	244	22,890
Tractor Supply Co.	23	4,946
Ulta Beauty, Inc.*	10	4,900
VF Corp.	70	1,316
Whirlpool Corp.	11	1,339
Yum! Brands, Inc.	59	7,709

		607,586

CONSUMER STAPLES (6.1%)
Archer-Daniels-Midland Co.	119	8,594
Brown-Forman Corp. Cl B	41	2,341
Bunge Global S.A.	33	3,331
Campbell Soup Co.	44	1,902
Clorox Co.	28	3,993
Coca-Cola Co.	863	50,857
Colgate-Palmolive Co.	183	14,587
Conagra Brands, Inc.	106	3,038
Constellation Brands, Inc. Cl A	36	8,703
Costco Wholesale Corp.	99	65,348
Dollar General Corp.	49	6,662
Dollar Tree, Inc.*	47	6,676
Estee Lauder Cos., Inc. Cl A	52	7,605
General Mills, Inc.	129	8,403
Hormel Foods Corp.	65	2,087
J M Smucker Co.	24	3,033
Kellanova	59	3,299
Kenvue, Inc.	382	8,224
Keurig Dr Pepper, Inc.	224	7,464
Kimberly-Clark Corp.	75	9,113
Kraft Heinz Co.	177	6,545
Kroger Co.	147	6,719
Lamb Weston Hldgs., Inc.	33	3,567
McCormick & Co., Inc.	56	3,832
Molson Coors Beverage Co. Cl B	42	2,571
Monster Beverage Corp.*	164	9,448
Procter & Gamble Co.	523	76,640
Sysco Corp.	112	8,191
Tyson Foods, Inc. Cl A	64	3,440
Walgreens Boots Alliance, Inc.	159	4,152

		350,365

ENERGY (3.8%)
APA Corp.	43	1,543
Baker Hughes Co. Cl A	142	4,854

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CATHOLIC VALUES INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
Chevron Corp.	247	$36,842
ConocoPhillips	167	19,384
Coterra Energy, Inc.	106	2,705
Devon Energy Corp.	91	4,122
Diamondback Energy, Inc.	25	3,877
EOG Resources, Inc.	82	9,918
EQT Corp.	57	2,204
Exxon Mobil Corp.	563	56,289
Halliburton Co.	126	4,555
Hess Corp.	39	5,622
Kinder Morgan, Inc.	272	4,798
Marathon Oil Corp.	83	2,005
Marathon Petroleum Corp.	54	8,011
Occidental Petroleum Corp.	93	5,553
ONEOK, Inc.	82	5,758
Phillips 66	62	8,255
Pioneer Natural Resources Co.	33	7,421
Schlumberger N.V.	201	10,460
Targa Resources Corp.	31	2,693
Valero Energy Corp.	48	6,240
Williams Cos., Inc.	171	5,956

		219,065

FINANCIALS (13.9%)
Aflac, Inc.	75	6,188
Allstate Corp.	37	5,179
American Express Co.	81	15,175
American International Group, Inc.	99	6,707
Ameriprise Financial, Inc.	15	5,697
Aon PLC Cl A	29	8,440
Arch Capital Group Ltd.*	52	3,862
Arthur J. Gallagher & Co.	30	6,746
Assurant, Inc.	7	1,179
Bank of America Corp.	968	32,593
Bank of New York Mellon Corp.	109	5,673
Berkshire Hathaway, Inc. Cl B*	256	91,305
BlackRock, Inc. Cl A	20	16,236
Blackstone, Inc.	99	12,961
Brown & Brown, Inc.	33	2,347
Capital One Financial Corp.	54	7,081
Cboe Global Markets, Inc.	15	2,678
Charles Schwab Corp.	210	14,448
Chubb Ltd.	58	13,108
Cincinnati Financial Corp.	22	2,276
Citigroup, Inc.	269	13,837
Citizens Financial Group, Inc.	66	2,187
CME Group, Inc. Cl A	51	10,741
Comerica, Inc.	18	1,005
Discover Financial Svcs.	35	3,934
Everest Group Ltd.	6	2,121
FactSet Research Systems, Inc.	5	2,385
Fidelity National Information Svcs., Inc.	84	5,046
Fifth Third Bancorp	96	3,311
Fiserv, Inc.*	85	11,291

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
FleetCor Technologies, Inc.*	10	$2,826
Franklin Resources, Inc.	40	1,192
Global Payments, Inc.	36	4,572
Global X S&P 500 Catholic Values ETF	1,138	65,993
Globe Life, Inc.	12	1,461
Goldman Sachs Group, Inc.	46	17,745
Hartford Financial Svcs. Group, Inc.	43	3,456
Huntington Bancshares, Inc.	204	2,595
Intercontinental Exchange, Inc.	81	10,403
Invesco Ltd.	63	1,124
Jack Henry & Associates, Inc.	10	1,634
JPMorgan Chase & Co.	407	69,231
KeyCorp.	132	1,901
Loews Corp.	26	1,809
M&T Bank Corp.	23	3,153
MarketAxess Hldgs., Inc.	5	1,464
Marsh & McLennan Cos., Inc.	70	13,263
Mastercard, Inc. Cl A	117	49,902
MetLife, Inc.	88	5,819
Moody's Corp.	22	8,592
Morgan Stanley	178	16,599
MSCI, Inc. Cl A	11	6,222
Nasdaq, Inc.	48	2,791
Northern Trust Corp.	29	2,447
PayPal Hldgs., Inc.*	152	9,334
PNC Financial Svcs. Group, Inc.	56	8,672
Principal Financial Group, Inc.	31	2,439
Progressive Corp.	83	13,220
Prudential Financial, Inc.	51	5,289
Raymond James Financial, Inc.	27	3,011
Regions Financial Corp.	131	2,539
S&P Global, Inc.	46	20,264
State Street Corp.	44	3,408
Synchrony Financial	59	2,253
T. Rowe Price Group, Inc.	32	3,446
Travelers Cos., Inc.	32	6,096
Truist Financial Corp.	188	6,941
U.S. Bancorp	219	9,478
Visa, Inc. Cl A	225	58,579
Wells Fargo & Co.	511	25,151
Willis Towers Watson PLC	15	3,618
W.R. Berkley Corp.	28	1,980
Zions Bancorporation	21	921

		798,570

HEALTH CARE (12.6%)
Align Technology, Inc.*	32	8,768
Baxter International, Inc.	225	8,699
Boston Scientific Corp.*	648	37,461
Cardinal Health, Inc.	109	10,987
Cencora, Inc.	74	15,198
Centene Corp.*	236	17,514
Cigna Group	130	38,929
Contra ABIOMED, Inc. - contingent value rights*	20	0	†

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CATHOLIC VALUES INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
CVS Health Corp.	568	$44,849
DaVita, Inc.*	24	2,514
DENTSPLY SIRONA, Inc.	94	3,345
Dexcom, Inc.*	171	21,219
Edwards Lifesciences Corp.*	269	20,511
Elevance Health, Inc.	104	49,042
GE HealthCare Technologies, Inc.	174	13,454
Gilead Sciences, Inc.	551	44,637
Henry Schein, Inc.*	58	4,391
Hologic, Inc.*	109	7,788
Humana, Inc.	55	25,180
IDEXX Laboratories, Inc.*	37	20,537
Incyte Corp.*	83	5,212
Insulet Corp.*	31	6,726
Intuitive Surgical, Inc.*	156	52,628
IQVIA Hldgs., Inc.*	81	18,742
Laboratory Corp. of America Hldgs.	38	8,637
McKesson Corp.	59	27,316
Medtronic PLC	589	48,522
Mettler-Toledo International, Inc.*	10	12,130
Molina Healthcare, Inc.*	26	9,394
Quest Diagnostics, Inc.	50	6,894
ResMed, Inc.	66	11,353
STERIS PLC	44	9,673
Stryker Corp.	150	44,919
Teleflex, Inc.	21	5,236
West Pharmaceutical Svcs., Inc.	33	11,620
Zimmer Biomet Hldgs., Inc.	93	11,318
Zoetis, Inc. Cl A	203	40,066

		725,409

INDUSTRIALS (8.3%)
3M Co.	105	11,479
Allegion PLC	17	2,154
American Airlines Group, Inc.*	125	1,717
AMETEK, Inc.	44	7,255
AO Smith Corp.	24	1,979
Automatic Data Processing, Inc.	78	18,172
Axon Enterprise, Inc.*	13	3,358
Broadridge Financial Solutions, Inc.	22	4,526
Carrier Global Corp.	161	9,249
Caterpillar, Inc.	97	28,680
Ceridian HCM Hldg., Inc.*	29	1,946
CH Robinson Worldwide, Inc.	22	1,901
Cintas Corp.	17	10,245
Copart, Inc.*	167	8,183
CSX Corp.	380	13,175
Cummins, Inc.	27	6,468
Deere & Co.	51	20,393
Delta Air Lines, Inc.	123	4,948
Dover Corp.	26	3,999
Eaton Corp. PLC	76	18,302

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Emerson Electric Co.	109	$10,609
Equifax, Inc.	23	5,688
Expeditors International of Washington, Inc.	28	3,562
Fastenal Co.	109	7,060
FedEx Corp.	44	11,131
Fortive Corp.	67	4,933
Generac Hldgs., Inc.*	12	1,551
Howmet Aerospace, Inc.	75	4,059
Hubbell, Inc. Cl B	10	3,289
IDEX Corp.	14	3,040
Illinois Tool Works, Inc.	52	13,621
Ingersoll Rand, Inc.	77	5,955
JB Hunt Transport Svcs., Inc.	16	3,196
Johnson Controls International PLC	130	7,493
Masco Corp.	43	2,880
Nordson Corp.	10	2,642
Norfolk Southern Corp.	43	10,164
Old Dominion Freight Line, Inc.	17	6,891
Otis Worldwide Corp.	78	6,979
PACCAR, Inc.	100	9,765
Parker-Hannifin Corp.	24	11,057
Paychex, Inc.	61	7,266
Paycom Software, Inc.	9	1,860
Pentair PLC	31	2,254
Quanta Svcs., Inc.	27	5,827
Republic Svcs., Inc. Cl A	39	6,431
Robert Half, Inc.	20	1,758
Rockwell Automation, Inc.	22	6,831
Rollins, Inc.	53	2,314
Snap-on, Inc.	10	2,888
Southwest Airlines Co.	114	3,292
Stanley Black & Decker, Inc.	29	2,845
Trane Technologies PLC	43	10,488
TransDigm Group, Inc.	10	10,116
Union Pacific Corp.	116	28,492
United Airlines Hldgs., Inc.*	62	2,558
United Parcel Svc., Inc. Cl B	138	21,698
United Rentals, Inc.	13	7,454
Verisk Analytics, Inc. Cl A	27	6,449
Waste Management, Inc.	70	12,537
Westinghouse Air Brake Technologies Corp.	34	4,315
WW Grainger, Inc.	8	6,630
Xylem, Inc.	46	5,261

		473,258

INFORMATION TECHNOLOGY (28.3%)
Accenture PLC Cl A	89	31,231
Adobe, Inc.*	64	38,182
Advanced Micro Devices, Inc.*	228	33,609
Akamai Technologies, Inc.*	21	2,485
Amphenol Corp. Cl A	85	8,426
Analog Devices, Inc.	71	14,098
ANSYS, Inc.*	12	4,355

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CATHOLIC VALUES INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Apple, Inc.	2,060	$396,612
Applied Materials, Inc.	118	19,124
Arista Networks, Inc.*	35	8,243
Autodesk, Inc.*	30	7,304
Broadcom, Inc.	61	68,091
Cadence Design Systems, Inc.*	38	10,350
CDW Corp.	19	4,319
Cisco Systems, Inc.	571	28,847
Cognizant Technology Solutions Corp. Cl A	71	5,363
Enphase Energy, Inc.*	19	2,511
EPAM Systems, Inc.*	8	2,379
F5, Inc.*	8	1,432
Fair Isaac Corp.*	3	3,492
First Solar, Inc.*	15	2,584
Fortinet, Inc.*	90	5,268
Gartner, Inc.*	11	4,962
Gen Digital, Inc.	80	1,826
Hewlett Packard Enterprise Co.	181	3,073
HP, Inc.	123	3,701
Intel Corp.	594	29,848
International Business Machines Corp.	129	21,098
Intuit, Inc.	39	24,376
Juniper Networks, Inc.	45	1,327
Keysight Technologies, Inc.*	25	3,977
KLA Corp.	19	11,045
Lam Research Corp.	19	14,882
Microchip Technology, Inc.	77	6,944
Micron Technology, Inc.	155	13,228
Microsoft Corp.	1,048	394,090
Monolithic Power Systems, Inc.	6	3,785
Motorola Solutions, Inc.	24	7,514
NetApp, Inc.	30	2,645
NVIDIA Corp.	348	172,337
NXP Semiconductors N.V.	36	8,268
ON Semiconductor Corp.*	61	5,095
Oracle Corp.	224	23,616
Palo Alto Networks, Inc.*	43	12,680
PTC, Inc.*	16	2,799
Qorvo, Inc.*	14	1,577
QUALCOMM, Inc.	157	22,707
Roper Technologies, Inc.	15	8,178
Salesforce, Inc.*	138	36,313
Seagate Technology Hldgs. PLC	27	2,305
ServiceNow, Inc.*	29	20,488
Skyworks Solutions, Inc.	22	2,473
Synopsys, Inc.*	21	10,813
TE Connectivity Ltd.	44	6,182
Teledyne Technologies, Inc.*	6	2,678
Teradyne, Inc.	22	2,387
Texas Instruments, Inc.	128	21,819
Trimble, Inc.*	35	1,862
Tyler Technologies, Inc.*	6	2,509
VeriSign, Inc.*	13	2,677

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Western Digital Corp.*	45	$2,357
Zebra Technologies Corp. Cl A*	7	1,913

		1,620,659

MATERIALS (2.4%)
Air Products & Chemicals, Inc.	32	8,762
Albemarle Corp.	17	2,456
Amcor PLC	210	2,024
Avery Dennison Corp.	11	2,224
Ball Corp.	46	2,646
CF Industries Hldgs., Inc.	28	2,226
Corteva, Inc.	103	4,936
Dow, Inc.	102	5,594
DuPont de Nemours, Inc.	63	4,847
Ecolab, Inc.	37	7,339
FMC Corp.	18	1,135
Freeport-McMoRan, Inc.	208	8,855
International Flavors & Fragrances, Inc.	37	2,996
International Paper Co.	50	1,807
Linde PLC	71	29,160
LyondellBasell Industries N.V. Cl A	37	3,518
Martin Marietta Materials, Inc.	8	3,991
Mosaic Co.	48	1,715
Newmont Corp.	167	6,912
Nucor Corp.	36	6,265
Packaging Corp. of America	13	2,118
PPG Industries, Inc.	34	5,085
Sherwin-Williams Co.	34	10,605
Steel Dynamics, Inc.	23	2,716
Vulcan Materials Co.	19	4,313
Westrock Co.	37	1,536

		135,781

REAL ESTATE (2.4%)
Alexandria Real Estate Equities, Inc.	24	3,042
American Tower Corp.	74	15,975
AvalonBay Communities, Inc.	22	4,119
Boston Properties, Inc.	22	1,544
Camden Property Trust	16	1,589
CBRE Group, Inc. Cl A*	48	4,468
CoStar Group, Inc.*	64	5,593
Crown Castle, Inc.	68	7,833
Digital Realty Trust, Inc.	48	6,460
Equinix, Inc.	14	11,275
Equity Residential	54	3,303
Essex Property Trust, Inc.	10	2,479
Extra Space Storage, Inc.	33	5,291
Federal Realty Investment Trust	11	1,133
Host Hotels & Resorts, Inc.	112	2,181
Invitation Homes, Inc.	91	3,104
Iron Mountain, Inc.	46	3,219
Kimco Realty Corp.	98	2,088
Mid-America Apartment Communities, Inc.	18	2,420

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CATHOLIC VALUES INDEX FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — CATHOLIC VALUES INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Prologis, Inc.	146	$19,462
Public Storage	25	7,625
Realty Income Corp.	114	6,546
Regency Centers Corp.	26	1,742
SBA Communications Corp. Cl A	17	4,313
Simon Property Group, Inc.	51	7,275
UDR, Inc.	48	1,838
Weyerhaeuser Co.	115	3,999

		139,916

UTILITIES (2.3%)
AES Corp.	95	1,829
Alliant Energy Corp.	35	1,796
Ameren Corp.	37	2,677
American Electric Power Co., Inc.	73	5,929
American Water Works Co., Inc.	27	3,564
Atmos Energy Corp.	21	2,434
CenterPoint Energy, Inc.	89	2,543
CMS Energy Corp.	41	2,381
Consolidated Edison, Inc.	48	4,367
Constellation Energy Corp.	45	5,260
Dominion Energy, Inc.	118	5,546
DTE Energy Co.	29	3,198
Duke Energy Corp.	109	10,577
Edison International	54	3,860

	Shares	Value
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
Entergy Corp.	30	$3,036
Evergy, Inc.	32	1,670
Eversource Energy	49	3,024
Exelon Corp.	140	5,026
FirstEnergy Corp.	73	2,676
NextEra Energy, Inc.	288	17,493
NiSource, Inc.	59	1,566
NRG Energy, Inc.	32	1,654
PG&E Corp.	299	5,391
Pinnacle West Capital Corp.	16	1,149
PPL Corp.	104	2,818
Public Svc. Enterprise Group, Inc.	71	4,342
Sempra	89	6,651
Southern Co.	154	10,799
WEC Energy Group, Inc.	44	3,703
Xcel Energy, Inc.	78	4,829

		131,788

TOTAL COMMON STOCKS
(Cost: $4,500,313)		5,686,221

TOTAL INVESTMENTS
(Cost: $4,500,313) 99.1%		5,686,221

OTHER NET ASSETS 0.9%		50,935

NET ASSETS 100.0%		$5,737,156

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

*	Non-income producing security.

†	Level 3 Security.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — RETIREMENT INCOME FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — RETIREMENT INCOME FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (100.0%):
AFFILIATED MUTUAL FUNDS (100.0%)
MoA Funds
Core Bond Fund (33.0%)	5,486,180	$68,302,939
Equity Index Fund (20.5%)	728,273	42,451,039
Intermediate Bond Fund (31.1%)	6,687,166	64,464,284
International Fund (4.1%)	1,045,456	8,572,736
Mid Cap Equity Index Fund (4.2%)	436,199	8,767,604
Mid Cap Value Fund (0.2%)	31,954	520,207
Money Market Fund (6.9%)	1,210,106	14,349,431

TOTAL INVESTMENTS (Cost: $214,431,113) 100.0%		207,428,240

OTHER NET ASSETS -0.0% (1)		(68,540)

NET ASSETS 100.0%		$207,359,700

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

(1)	Percentage is less than 0.05%.

MoA FUNDS — CLEAR PASSAGE 2015 FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — 2015 RETIREMENT FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (100.0%):
AFFILIATED MUTUAL FUNDS (100.0%)
MoA Funds
Core Bond Fund (32.0%)	2,864,040	$35,657,295
Equity Index Fund (22.5%)	430,055	25,067,920
Intermediate Bond Fund (28.4%)	3,282,352	31,641,875
International Fund (5.5%)	752,441	6,170,016
Mid Cap Equity Index Fund (4.2%)	233,501	4,693,370
Mid Cap Value Fund (0.5%)	34,857	567,466
Money Market Fund (6.9%)	653,029	7,743,613

TOTAL INVESTMENTS (Cost: $115,289,680) 100.0%		111,541,555

OTHER NET ASSETS -0.0% (1)		(45,175)

NET ASSETS 100.0%		$111,496,380

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

(1)	Percentage is less than 0.05%.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CLEAR PASSAGE 2020 FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — 2020 RETIREMENT FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (100.0%):
AFFILIATED MUTUAL FUNDS (100.0%)
MoA Funds
Core Bond Fund (32.8%)	12,934,195	$161,030,728
Equity Index Fund (23.4%)	1,973,172	115,016,170
Intermediate Bond Fund (21.3%)	10,881,171	104,894,488
International Fund (8.0%)	4,811,306	39,452,711
Mid Cap Equity Index Fund (5.2%)	1,278,592	25,699,695
Mid Cap Value Fund (0.2%)	48,963	797,118
Money Market Fund (6.4%)	2,636,889	31,268,227
Small Cap Equity Index Fund (0.7%)	358,740	3,662,734
Small Cap Value Fund (2.0%)	696,778	9,615,535

TOTAL INVESTMENTS (Cost: $501,643,334) 100.0%		491,437,406

OTHER NET ASSETS -0.0% (1)		(96,870)

NET ASSETS 100.0%		$491,340,536

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

(1)	Percentage is less than 0.05%.

MoA FUNDS — CLEAR PASSAGE 2025 FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — 2025 RETIREMENT FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (100.0%):
AFFILIATED MUTUAL FUNDS (100.0%)
MoA Funds
Core Bond Fund (31.0%)	28,076,228	$349,549,036
Equity Index Fund (30.4%)	5,880,915	342,798,541
Intermediate Bond Fund (15.0%)	17,534,117	169,028,884
International Fund (10.9%)	15,060,164	123,493,342
Mid Cap Equity Index Fund (5.2%)	2,934,735	58,988,175
Mid Cap Value Fund (0.4%)	254,365	4,141,068
Money Market Fund (4.6%)	4,366,291	51,775,475
Small Cap Equity Index Fund (0.8%)	955,946	9,760,204
Small Cap Value Fund (1.7%)	1,410,411	19,463,675

TOTAL INVESTMENTS (Cost: $1,133,287,882) 100.0%		1,128,998,400

OTHER NET ASSETS -0.0% (1)		(152,406)

NET ASSETS 100.0%		$1,128,845,994

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

(1)	Percentage is less than 0.05%.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CLEAR PASSAGE 2030 FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — 2030 RETIREMENT FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (100.0%):
AFFILIATED MUTUAL FUNDS (100.0%)
MoA Funds
Core Bond Fund (25.0%)	26,279,777	$327,183,223
Equity Index Fund (35.3%)	7,931,409	462,321,802
Intermediate Bond Fund (11.6%)	15,703,226	151,379,099
International Fund (13.0%)	20,709,015	169,813,926
Mid Cap Equity Index Fund (6.2%)	4,049,521	81,395,372
Mid Cap Value Fund (0.5%)	441,591	7,189,094
Money Market Fund (4.3%)	4,735,177	56,149,726
Small Cap Equity Index Fund (1.2%)	1,606,576	16,403,136
Small Cap Growth Fund (1.2%)	1,194,731	15,196,974
Small Cap Value Fund (1.7%)	1,609,207	22,207,060

TOTAL INVESTMENTS (Cost: $1,287,551,567) 100.0%		1,309,239,412

OTHER NET ASSETS -0.0% (1)		(164,931)

NET ASSETS 100.0%		$1,309,074,481

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

(1)	Percentage is less than 0.05%.

MoA FUNDS — CLEAR PASSAGE 2035 FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — 2035 RETIREMENT FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (100.0%):
AFFILIATED MUTUAL FUNDS (100.0%)
MoA Funds
Core Bond Fund (18.3%)	18,135,075	$225,781,686
Equity Index Fund (42.2%)	8,914,979	519,654,103
Intermediate Bond Fund (5.8%)	7,453,209	71,848,930
International Fund (15.8%)	23,650,310	193,932,543
Mid Cap Equity Index Fund (8.8%)	5,371,218	107,961,474
Mid Cap Value Fund (0.5%)	387,060	6,301,342
Money Market Fund (3.8%)	3,937,594	46,691,984
Small Cap Equity Index Fund (1.7%)	2,042,347	20,852,358
Small Cap Growth Fund (1.2%)	1,134,871	14,435,564
Small Cap Value Fund (1.9%)	1,723,023	23,777,714

TOTAL INVESTMENTS (Cost: $1,193,321,571) 100.0%		1,231,237,698

OTHER NET ASSETS -0.0% (1)		(168,402)

NET ASSETS 100.0%		$1,231,069,296

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

(1)	Percentage is less than 0.05%.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CLEAR PASSAGE 2040 FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — 2040 RETIREMENT FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (100.0%):
AFFILIATED MUTUAL FUNDS (100.0%)
MoA Funds
Core Bond Fund (14.0%)	11,652,731	$145,076,502
Equity Index Fund (47.1%)	8,382,186	488,597,615
Intermediate Bond Fund (2.3%)	2,459,947	23,713,889
International Fund (17.8%)	22,529,829	184,744,601
Mid Cap Equity Index Fund (9.8%)	5,052,674	101,558,742
Mid Cap Value Fund (0.8%)	519,781	8,462,042
Money Market Fund (2.5%)	2,218,868	26,311,342
Small Cap Equity Index Fund (2.1%)	2,167,135	22,126,451
Small Cap Growth Fund (1.3%)	1,042,643	13,262,420
Small Cap Value Fund (2.3%)	1,747,445	24,114,743

TOTAL INVESTMENTS (Cost: $995,673,106) 100.0%		1,037,968,347

OTHER NET ASSETS -0.0% (1)		(143,554)

NET ASSETS 100.0%		$1,037,824,793

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

(1)	Percentage is less than 0.05%.

MoA FUNDS — CLEAR PASSAGE 2045 FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — 2045 RETIREMENT FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (100.0%):
AFFILIATED MUTUAL FUNDS (100.0%)
MoA Funds
Core Bond Fund (9.7%)	8,302,317	$103,363,845
Equity Index Fund (48.0%)	8,811,135	513,601,033
Intermediate Bond Fund (2.1%)	2,340,233	22,559,850
International Fund (19.3%)	25,120,681	205,989,584
Mid Cap Equity Index Fund (10.8%)	5,746,498	115,504,612
Mid Cap Value Fund (0.7%)	435,047	7,082,559
Money Market Fund (2.7%)	2,451,742	29,072,758
Small Cap Equity Index Fund (2.4%)	2,484,088	25,362,539
Small Cap Growth Fund (2.3%)	1,939,650	24,672,346
Small Cap Value Fund (2.0%)	1,561,441	21,547,885

TOTAL INVESTMENTS (Cost: $1,018,632,326) 100.0%		1,068,757,011

OTHER NET ASSETS -0.0% (1)		(132,211)

NET ASSETS 100.0%		$1,068,624,800

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

(1)	Percentage is less than 0.05%.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CLEAR PASSAGE 2050 FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — 2050 RETIREMENT FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (100.0%):
AFFILIATED MUTUAL FUNDS (100.0%)
MoA Funds
Core Bond Fund (8.2%)	5,457,588	$67,946,967
Equity Index Fund (48.1%)	6,840,419	398,727,995
Intermediate Bond Fund (1.5%)	1,317,947	12,705,013
International Fund (19.9%)	20,094,089	164,771,529
Mid Cap Equity Index Fund (11.8%)	4,865,666	97,799,882
Mid Cap Value Fund (1.5%)	790,320	12,866,414
Money Market Fund (2.3%)	1,614,918	19,149,692
Small Cap Equity Index Fund (2.6%)	2,122,256	21,668,235
Small Cap Growth Fund (2.1%)	1,379,810	17,551,187
Small Cap Value Fund (2.0%)	1,208,865	16,682,343

TOTAL INVESTMENTS (Cost: $800,640,205) 100.0%		829,869,257

OTHER NET ASSETS -0.0% (1)		(122,438)

NET ASSETS 100.0%		$829,746,819

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

(1)	Percentage is less than 0.05%.

MoA FUNDS — CLEAR PASSAGE 2055 FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — 2055 RETIREMENT FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (100.0%):
AFFILIATED MUTUAL FUNDS (100.0%)
MoA Funds
Core Bond Fund (6.8%)	2,469,058	$30,739,770
Equity Index Fund (49.0%)	3,785,348	220,647,932
Intermediate Bond Fund (1.5%)	683,210	6,586,145
International Fund (20.6%)	11,304,213	92,694,546
Mid Cap Equity Index Fund (11.9%)	2,662,014	53,506,478
Mid Cap Value Fund (1.4%)	403,615	6,570,853
Money Market Fund (1.4%)	521,721	6,186,564
Small Cap Equity Index Fund (2.8%)	1,234,622	12,605,492
Small Cap Growth Fund (2.1%)	763,691	9,714,146
Small Cap Value Fund (2.5%)	819,241	11,305,523

TOTAL INVESTMENTS (Cost: $439,734,474) 100.0%		450,557,449

OTHER NET ASSETS -0.0% (1)		(77,958)

NET ASSETS 100.0%		$450,479,491

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

(1)	Percentage is less than 0.05%.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CLEAR PASSAGE 2060 FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — 2060 RETIREMENT FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (100.0%):
AFFILIATED MUTUAL FUNDS (100.0%)
MoA Funds
Core Bond Fund (5.2%)	979,510	$12,194,896
Equity Index Fund (48.0%)	1,920,828	111,965,072
Intermediate Bond Fund (1.3%)	309,207	2,980,758
International Fund (21.6%)	6,147,200	50,407,039
Mid Cap Equity Index Fund (12.7%)	1,477,830	29,704,376
Mid Cap Value Fund (1.6%)	226,782	3,692,014
Money Market Fund (1.0%)	200,331	2,375,524
Small Cap Equity Index Fund (3.3%)	752,319	7,681,181
Small Cap Growth Fund (2.3%)	423,614	5,388,373
Small Cap Value Fund (3.0%)	504,228	6,958,345

TOTAL INVESTMENTS (Cost: $229,525,253) 100.0%		233,347,578

OTHER NET ASSETS -0.0% (1)		(56,987)

NET ASSETS 100.0%		$233,290,591

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

(1)	Percentage is less than 0.05%.

MoA FUNDS — CLEAR PASSAGE 2065 FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — 2065 RETIREMENT FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (99.9%):
AFFILIATED MUTUAL FUNDS (99.9%)
MoA Funds
Core Bond Fund (3.0%)	164,482	$2,047,795
Equity Index Fund (48.9%)	568,184	33,119,467
Intermediate Bond Fund (0.4%)	28,338	273,176
International Fund (22.3%)	1,842,533	15,108,767
Mid Cap Equity Index Fund (12.1%)	406,446	8,169,571
Mid Cap Value Fund (2.5%)	106,789	1,738,525
Money Market Fund (0.9%)	51,222	607,387
Small Cap Equity Index Fund (3.5%)	229,855	2,346,823
Small Cap Growth Fund (3.0%)	159,867	2,033,509
Small Cap Value Fund (3.3%)	160,965	2,221,319

TOTAL INVESTMENTS (Cost: $64,619,294) 99.9%		67,666,339

OTHER NET ASSETS 0.1%		41,460

NET ASSETS 100.0%		$67,707,799

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CONSERVATIVE ALLOCATION FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — CONSERVATIVE ALLOCATION FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (100.0%):
AFFILIATED MUTUAL FUNDS (100.0%)
MoA Funds
Core Bond Fund (30.0%)	3,799,979	$47,309,741
Equity Index Fund (25.2%)	683,387	39,834,626
Intermediate Bond Fund (34.6%)	5,674,323	54,700,475
International Fund (5.1%)	979,109	8,028,694
Mid Cap Equity Index Fund (5.1%)	404,069	8,121,785

TOTAL INVESTMENTS (Cost: $162,711,729) 100.0%		157,995,321

OTHER NET ASSETS -0.0% (1)		(54,060)

NET ASSETS 100.0%		$157,941,261

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

(1)	Percentage is less than 0.05%.

MoA FUNDS — MODERATE ALLOCATION FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — MODERATE ALLOCATION FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (100.0%):
AFFILIATED MUTUAL FUNDS (100.0%)
MoA Funds
Core Bond Fund (24.3%)	7,858,820	$97,842,315
Equity Index Fund (35.2%)	2,432,253	141,776,050
Intermediate Bond Fund (14.9%)	6,223,475	59,994,295
International Fund (10.3%)	5,089,728	41,735,768
Mid Cap Equity Index Fund (15.3%)	3,074,604	61,799,549

TOTAL INVESTMENTS (Cost: $392,887,809) 100.0%		403,147,977

OTHER NET ASSETS -0.0% (1)		(57,581)

NET ASSETS 100.0%		$403,090,396

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

(1)	Percentage is less than 0.05%.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — AGGRESSIVE ALLOCATION FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — AGGRESSIVE ALLOCATION FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Shares	Value
COMMON STOCKS (100.0%):
AFFILIATED MUTUAL FUNDS (100.0%)
MoA Funds
Core Bond Fund (19.1%)	5,147,938	$64,091,831
Equity Index Fund (35.2%)	2,027,507	118,183,358
International Fund (15.6%)	6,375,405	52,278,320
Mid Cap Equity Index Fund (20.8%)	3,467,254	69,691,810
Small Cap Growth Fund (4.3%)	1,133,160	14,413,790
Small Cap Value Fund (5.0%)	1,227,127	16,934,354

TOTAL INVESTMENTS (Cost: $321,238,630) 100.0%		335,593,463

OTHER NET ASSETS -0.0% (1)		(56,133)

NET ASSETS 100.0%		$335,537,330

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

(1)	Percentage is less than 0.05%.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — MONEY MARKET FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — MONEY MARKET FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Rating*	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES (100.4%):
U.S. GOVERNMENT (59.4%)
U.S. Treasury Bill	A-1+	5.29	01/11/24	$2,250,000	$2,246,710
U.S. Treasury Bill	A-1+	5.30	01/18/24	24,000,000	23,940,255
U.S. Treasury Bill	A-1+	5.30	01/30/24	50,000,000	49,788,381
U.S. Treasury Bill	A-1+	5.30	02/01/24	9,500,000	9,456,884
U.S. Treasury Bill	A-1+	5.30	02/13/24	39,700,000	39,450,737
U.S. Treasury Bill	A-1+	5.31	01/16/24	55,750,000	55,627,584
U.S. Treasury Bill	A-1+	5.31	02/20/24	40,000,000	39,707,639
U.S. Treasury Bill	A-1+	5.32	01/09/24	10,000,000	9,988,286
U.S. Treasury Bill	A-1+	5.32	01/23/24	27,875,000	27,785,135
U.S. Treasury Bill	A-1+	5.32	02/06/24	49,200,000	48,940,461
U.S. Treasury Bill	A-1+	5.33	01/02/24	41,400,000	41,393,921

					348,325,993

COMMERCIAL PAPER (41.0%)
Air Products & Chemicals, Inc.†	A-1	5.41	01/18/24	20,000,000	19,949,378
Air Products & Chemicals, Inc.†	A-1	5.41	02/08/24	1,800,000	1,789,816
Cargill, Inc.†	A-1	5.32	01/02/24	23,000,000	22,996,608
Cummins, Inc.†	A-1	5.47	01/03/24	5,000,000	4,998,492
Eli Lilly & Co.†	A-1	5.40	01/09/24	5,850,000	5,843,032
Eli Lilly & Co.†	A-1	5.40	01/16/24	16,500,000	16,463,150
Emerson Electric Co.†	A-1	5.40	01/11/24	15,250,000	15,227,252
Emerson Electric Co.†	A-1	5.44	01/18/24	7,000,000	6,982,150
John Deere Capital Corp.†	A-1	5.44	01/16/24	4,000,000	3,991,017
Kenvue, Inc.†	A-1	5.36	01/11/24	5,000,000	4,992,583
Kenvue, Inc.†	A-1	5.38	01/17/24	9,250,000	9,228,006
Microsoft Corp.†	A-1+	5.34	01/09/24	6,000,000	5,992,920
Microsoft Corp.†	A-1+	5.37	01/11/24	17,000,000	16,974,878
Novartis Financial Corp.†	A-1+	5.34	01/09/24	13,000,000	12,984,631
Pfizer, Inc.†	A-1	5.37	02/02/24	15,250,000	15,177,884
Private Export Funding Corp.	NR	5.38	01/31/24	23,000,000	22,897,650
Southern California Gas Co.†	A-1	5.39	01/12/24	15,000,000	14,975,387
Southern California Gas Co.†	A-1	5.41	01/03/24	8,000,000	7,997,609
Unilever Capital Corp.†	A-1	5.38	01/31/24	8,000,000	7,964,400
United Parcel Svc., Inc.†	A-1	5.34	01/18/24	23,000,000	22,942,327

					240,369,170

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $588,695,163)					588,695,163

TOTAL INVESTMENTS (Cost: $588,695,163) 100.4%					588,695,163

OTHER NET ASSETS -0.4%					(2,295,681)

NET ASSETS 100.0%					$586,399,482

FOOTNOTES TO PORTFOLIO OF INVESTMENTS

*	Ratings as per Standard & Poor's Corporation (unaudited).
†

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the aggregate values of these securities amounts to $217,471,520 and represents 37.1% of net assets.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — INTERMEDIATE BOND FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Rating*	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (98.8%):
U.S. GOVERNMENT (67.0%)
U.S. Treasury Note	AA+	0.50	06/30/27	$18,750,000	$16,662,598
U.S. Treasury Note	AA+	0.63	11/30/27	23,315,000	20,562,737
U.S. Treasury Note	AA+	0.63	08/15/30	44,500,000	36,163,203
U.S. Treasury Note	AA+	1.50	11/30/28	12,300,000	11,008,500
U.S. Treasury Note	AA+	1.63	05/15/26	26,475,000	24,985,781
U.S. Treasury Note	AA+	1.75	01/31/29	26,200,000	23,663,922
U.S. Treasury Note	AA+	2.00	06/30/24	6,115,000	6,019,214
U.S. Treasury Note	AA+	2.13	05/31/26	35,500,000	33,902,500
U.S. Treasury Note	AA+	2.25	12/31/24	18,100,000	17,651,742
U.S. Treasury Note	AA+	2.38	04/30/26	18,180,000	17,472,684
U.S. Treasury Note	AA+	2.38	05/15/29	19,150,000	17,778,082
U.S. Treasury Note	AA+	2.50	02/28/26	12,250,000	11,824,121
U.S. Treasury Note	AA+	2.63	05/31/27	55,715,000	53,360,171
U.S. Treasury Note	AA+	2.75	04/30/27	21,250,000	20,451,465
U.S. Treasury Note	AA+	2.75	07/31/27	25,600,000	24,590,000
U.S. Treasury Note	AA+	3.00	07/15/25	23,600,000	23,086,516
U.S. Treasury Note	AA+	3.25	06/30/27	12,255,000	11,981,177
U.S. Treasury Note	AA+	3.38	05/15/33	6,010,000	5,780,869
U.S. Treasury Note	AA+	3.50	04/30/28	30,300,000	29,845,500
U.S. Treasury Note	AA+	3.63	03/31/28	35,000,000	34,644,531
U.S. Treasury Note	AA+	3.63	03/31/30	5,700,000	5,620,289
U.S. Treasury Note	AA+	3.75	05/31/30	2,800,000	2,779,438
U.S. Treasury Note	AA+	3.88	11/30/27	34,960,000	34,905,375
U.S. Treasury Note	AA+	3.88	08/15/33	31,420,000	31,444,547
U.S. Treasury Note	AA+	4.13	07/31/28	26,100,000	26,393,625
U.S. Treasury Note	AA+	4.13	11/15/32	27,660,000	28,174,303
U.S. Treasury Note	AA+	4.38	11/30/28	29,900,000	30,628,813
U.S. Treasury Note	AA+	4.38	11/30/30	7,500,000	7,726,172
U.S. Treasury Note	AA+	4.50	11/15/33	4,600,000	4,839,344
U.S. Treasury Note	AA+	4.63	02/28/25	4,390,000	4,386,570
U.S. Treasury Note	AA+	4.63	06/30/25	310,000	310,751
U.S. Treasury Note	AA+	5.00	09/30/25	17,690,000	17,872,428

					636,516,968

U.S. GOVERNMENT AGENCIES (1.3%)
NON-MORTGAGE-BACKED OBLIGATIONS (1.3%)
FFCB	AA+	5.95	05/30/30	5,100,000	5,095,316
FHLMC	AA+	4.88	07/24/26	2,900,000	2,890,467
FHLMC	AA+	5.75	07/17/25	4,400,000	4,397,592

					12,383,375

CORPORATE DEBT (30.5%)
COMMUNICATION SERVICES (2.2%)
AT&T, Inc.	BBB	2.75	06/01/31	4,050,000	3,553,520
Comcast Corp.	A-	2.35	01/15/27	4,100,000	3,853,490
Sprint LLC	BBB-	7.63	03/01/26	2,305,000	2,407,353
T-Mobile USA, Inc.	BBB	3.38	04/15/29	2,295,000	2,135,677
T-Mobile USA, Inc.	BBB	3.75	04/15/27	1,840,000	1,785,431
Verizon Communications, Inc.	BBB+	4.02	12/03/29	2,700,000	2,612,881
Verizon Communications, Inc.	BBB+	4.13	03/16/27	980,000	966,675
Warnermedia Hldgs., Inc.	BBB-	3.76	03/15/27	2,330,000	2,234,519
Warnermedia Hldgs., Inc.	BBB-	6.41	03/15/26	1,500,000	1,501,231

					21,050,777

CONSUMER DISCRETIONARY (3.0%)
Amazon.com, Inc.	AA	1.20	06/03/27	4,009,000	3,620,278
AutoZone, Inc.	BBB	3.25	04/15/25	2,300,000	2,246,069

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — INTERMEDIATE BOND FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating*	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Best Buy Co., Inc.	BBB+	1.95	10/01/30	$1,735,000	$1,443,326
Booking Hldgs., Inc.	A-	3.65	03/15/25	1,827,000	1,799,319
Brunswick Corp.	BBB-	0.85	08/18/24	4,520,000	4,373,714
Expedia Group, Inc.	BBB	5.00	02/15/26	1,960,000	1,960,547
Expedia Group, Inc.†	BBB	6.25	05/01/25	1,110,000	1,119,511
General Motors Financial Co., Inc.	BBB	6.05	10/10/25	3,550,000	3,595,659
Genuine Parts Co.	BBB	1.75	02/01/25	2,765,000	2,658,632
Harman International Industries, Inc.	A	4.15	05/15/25	1,945,000	1,915,334
Lowe's Cos., Inc.	BBB+	4.50	04/15/30	2,340,000	2,330,846
Tapestry, Inc.	BBB	7.05	11/27/25	1,310,000	1,340,751

					28,403,986

CONSUMER STAPLES (0.4%)
Bunge Ltd. Finance Corp.	BBB+	3.25	08/15/26	3,900,000	3,743,935

ENERGY (1.4%)
Devon Energy Corp.	BBB	5.25	09/15/24	4,400,000	4,390,327
Energy Transfer LP	BBB	6.05	12/01/26	2,000,000	2,056,734
Pioneer Natural Resources Co.	BBB	5.10	03/29/26	3,000,000	3,021,903
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	BBB-	5.50	03/01/30	1,480,000	1,480,471
Williams Cos., Inc.	BBB	5.40	03/02/26	2,399,000	2,423,991

					13,373,426

FINANCIALS (12.4%)
Aflac, Inc.	A-	1.13	03/15/26	2,075,000	1,916,284
Alleghany Corp.	AA	3.63	05/15/30	2,200,000	2,083,624
American International Group, Inc.	BBB+	4.13	02/15/24	1,945,000	1,946,254
Bank of America Corp.	A-	2.97	02/04/33	3,130,000	2,663,310
Bank of America Corp.	A-	3.42	12/20/28	12,535,000	11,811,366
Barclays PLC	BBB+	5.83	05/09/27	2,000,000	2,017,673
Brown & Brown, Inc.	BBB-	4.20	09/15/24	2,574,000	2,544,010
Capital One Financial Corp.	BBB	4.93	05/10/28	1,475,000	1,451,092
Citigroup, Inc.	BBB+	3.98	03/20/30	7,675,000	7,282,721
Citigroup, Inc.	BBB+	4.14	05/24/25	1,950,000	1,938,355
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	3,693,000	3,617,273
Fifth Third Bancorp	BBB	4.30	01/16/24	2,430,000	2,430,502
Fifth Third Bank N.A.	A-	5.85	10/27/25	1,600,000	1,596,858
Goldman Sachs Group, Inc.	BBB+	2.64	02/24/28	2,935,000	2,720,497
Goldman Sachs Group, Inc.	BBB+	3.85	01/26/27	5,620,000	5,468,966
JPMorgan Chase & Co.	A-	1.47	09/22/27	2,620,000	2,373,370
JPMorgan Chase & Co.	A-	3.51	01/23/29	5,030,000	4,766,901
JPMorgan Chase & Co.	A-	5.35	06/01/34	2,800,000	2,842,426
JPMorgan Chase & Co.	BBB+	5.72	09/14/33	800,000	829,288
KeyBank N.A.	BBB+	4.15	08/08/25	3,475,000	3,372,839
Legg Mason, Inc.	A	3.95	07/15/24	1,945,000	1,927,503
M&T Bank Corp.	BBB+	4.00	07/15/24	1,750,000	1,729,244
Mercury General Corp.	BBB-	4.40	03/15/27	3,030,000	2,901,769
Morgan Stanley	A-	4.43	01/23/30	2,425,000	2,364,510
Morgan Stanley	A-	5.12	02/01/29	4,670,000	4,693,934
Morgan Stanley	A-	5.45	07/20/29	3,920,000	3,997,938
Nasdaq, Inc.	BBB	5.65	06/28/25	2,000,000	2,019,426
PNC Financial Svcs. Group, Inc.	A-	5.81	06/12/26	4,230,000	4,261,347
PNC Financial Svcs. Group, Inc.	A-	6.62	10/20/27	2,200,000	2,283,601
Progressive Corp.	A	2.50	03/15/27	1,950,000	1,832,219
Signet UK Finance PLC	BB-	4.70	06/15/24	1,945,000	1,920,391
Synchrony Financial	BBB-	3.70	08/04/26	1,460,000	1,371,717

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — INTERMEDIATE BOND FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating*	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
FINANCIALS (CONTINUED)
Truist Financial Corp.	A-	4.87	01/26/29	$5,060,000	$5,002,240
US Bancorp	A	4.65	02/01/29	6,440,000	6,339,119
US Bancorp	A	5.78	06/12/29	1,340,000	1,376,530
Voya Financial, Inc.	BBB+	3.65	06/15/26	1,945,000	1,881,220
Wells Fargo & Co.	BBB+	3.35	03/02/33	3,390,000	2,960,371
Wells Fargo & Co.	BBB+	3.53	03/24/28	3,660,000	3,494,843

					118,031,531

HEALTH CARE (2.4%)
AbbVie, Inc.	A-	4.25	11/14/28	4,046,000	4,028,156
Amgen, Inc.	BBB+	5.15	03/02/28	1,945,000	1,990,136
Baxter International, Inc.	BBB	1.92	02/01/27	4,000,000	3,668,992
CVS Health Corp.	BBB	1.30	08/21/27	2,331,000	2,072,502
CVS Health Corp.	BBB	3.38	08/12/24	575,000	566,798
CVS Health Corp.	BBB	3.88	07/20/25	1,460,000	1,434,970
Elevance Health, Inc.	A	2.88	09/15/29	2,900,000	2,661,617
Humana, Inc.	BBB+	3.85	10/01/24	2,430,000	2,399,079
Thermo Fisher Scientific, Inc.	A-	1.75	10/15/28	4,410,000	3,936,809

					22,759,059

INDUSTRIALS (1.5%)
Boeing Co.	BBB-	2.75	02/01/26	490,000	469,202
Boeing Co.	BBB-	4.88	05/01/25	3,290,000	3,275,515
Lennox International, Inc.	BBB	1.70	08/01/27	3,796,000	3,415,206
Stanley Black & Decker, Inc.	A-	2.30	02/24/25	4,900,000	4,734,747
Verisk Analytics, Inc.	BBB	4.00	06/15/25	2,010,000	1,977,229

					13,871,899

INFORMATION TECHNOLOGY (2.3%)
Apple, Inc.	AA+	2.05	09/11/26	2,050,000	1,933,813
Applied Materials, Inc.	A	3.90	10/01/25	2,140,000	2,111,286
Broadcom Corp./Broadcom Cayman Finance Ltd.	BBB	3.88	01/15/27	2,545,000	2,484,665
Intel Corp.	A	4.88	02/10/28	3,225,000	3,281,401
Oracle Corp.	BBB	2.80	04/01/27	2,115,000	1,996,347
Oracle Corp.	BBB	2.88	03/25/31	1,860,000	1,648,990
PayPal Hldgs., Inc.	A-	2.65	10/01/26	2,620,000	2,489,749
Teledyne Technologies, Inc.	BBB	2.75	04/01/31	2,375,000	2,070,272
VMware LLC	BBB	1.40	08/15/26	3,960,000	3,621,425

					21,637,948

MATERIALS (1.3%)
Ecolab, Inc.	A-	1.65	02/01/27	2,780,000	2,557,778
International Flavors & Fragrances, Inc.†	BBB-	1.23	10/01/25	4,019,000	3,721,203
Nucor Corp.	A-	3.95	05/23/25	1,950,000	1,920,412
Packaging Corp. of America	BBB	3.65	09/15/24	4,400,000	4,338,771

					12,538,164

REAL ESTATE (2.8%)
Alexandria Real Estate Equities, Inc.	BBB+	4.50	07/30/29	2,195,000	2,136,844
Boston Properties LP	BBB+	3.25	01/30/31	3,100,000	2,666,565
Boston Properties LP	BBB+	6.50	01/15/34	1,945,000	2,055,996
Equinix, Inc.	BBB	1.45	05/15/26	1,795,000	1,659,062
Host Hotels & Resorts LP	BBB-	4.00	06/15/25	1,890,000	1,846,170
Kimco Realty OP LLC	BBB+	3.25	08/15/26	1,905,000	1,804,222
Kimco Realty OP LLC	BBB+	6.40	03/01/34	3,600,000	3,957,222
NNN REIT, Inc.	BBB+	3.60	12/15/26	1,460,000	1,399,854
Omega Healthcare Investors, Inc.	BBB-	4.50	01/15/25	730,000	718,114

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — INTERMEDIATE BOND FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating*	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
REAL ESTATE (CONTINUED)
Prologis LP	A	1.75	07/01/30	$2,320,000	$1,945,181
Realty Income Corp.	A-	5.05	01/13/26	6,250,000	6,251,816

					26,441,046

UTILITIES (0.8%)
American Electric Power Co., Inc.	BBB+	2.03	03/15/24	2,770,000	2,745,870
NextEra Energy Capital Hldgs., Inc.	BBB+	3.55	05/01/27	2,270,000	2,189,219
Southern Co.	BBB	3.25	07/01/26	2,430,000	2,344,419

					7,279,508

TOTAL CORPORATE DEBT					289,131,279

TOTAL LONG-TERM DEBT SECURITIES (Cost: $962,719,977)					938,031,622

SHORT-TERM DEBT SECURITIES (0.4%):
U.S. GOVERNMENT (0.2%)
U.S. Treasury Bill	A-1+	5.31	01/23/24	2,000,000	1,993,557

U.S. GOVERNMENT AGENCIES (0.2%)
FHLB	A-1+	5.20	01/02/24	1,600,000	1,599,769

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $3,593,326)					3,593,326

TOTAL INVESTMENTS (Cost: $966,313,303) 99.2%					941,624,948

OTHER NET ASSETS 0.8%					7,925,145

NET ASSETS 100.0%					$949,550,093

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

Abbreviations:	FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation

*	Ratings as per Standard & Poor's Corporation (unaudited).

†

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the aggregate values of these securities amounts to $4,840,714 and represents 0.5% of net assets.

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CORE BOND FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2023

	Rating*	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (99.1%):
U.S. GOVERNMENT (36.5%)
U.S. Treasury Bond	AA+	1.13	05/15/40	$71,625,000	$46,332,422
U.S. Treasury Bond	AA+	1.13	08/15/40	61,750,000	39,558,594
U.S. Treasury Bond	AA+	1.38	11/15/40	22,500,000	14,983,594
U.S. Treasury Bond	AA+	2.25	08/15/46	29,985,000	21,406,479
U.S. Treasury Bond	AA+	2.75	08/15/47	9,790,000	7,657,616
U.S. Treasury Bond	AA+	2.88	05/15/43	200,000	164,781
U.S. Treasury Bond	AA+	2.88	05/15/49	7,500,000	5,987,109
U.S. Treasury Bond	AA+	3.63	02/15/53	23,570,000	21,864,858
U.S. Treasury Bond	AA+	4.00	11/15/52	30,665,000	30,387,098
U.S. Treasury Bond	AA+	4.13	08/15/53	16,315,000	16,569,922
U.S. Treasury Note	AA+	1.50	11/30/28	11,000,000	9,845,000
U.S. Treasury Note	AA+	1.50	02/15/30	5,800,000	5,060,500
U.S. Treasury Note	AA+	1.63	08/15/29	47,705,000	42,513,355
U.S. Treasury Note	AA+	2.25	08/15/27	25,900,000	24,435,031
U.S. Treasury Note	AA+	2.25	11/15/27	39,090,000	36,775,139
U.S. Treasury Note	AA+	2.38	05/15/27	39,395,000	37,437,561
U.S. Treasury Note	AA+	2.38	05/15/29	2,000,000	1,856,719
U.S. Treasury Note	AA+	2.63	02/15/29	50,655,000	47,754,210
U.S. Treasury Note	AA+	2.88	05/15/28	40,165,000	38,548,987
U.S. Treasury Note	AA+	2.88	08/15/28	55,450,000	53,110,703
U.S. Treasury Note	AA+	2.88	05/15/32	67,545,000	62,711,311
U.S. Treasury Note	AA+	3.13	08/31/27	3,075,000	2,990,437
U.S. Treasury Note	AA+	3.13	11/15/28	3,915,000	3,786,539
U.S. Treasury Note	AA+	3.63	03/31/30	45,720,000	45,080,635
U.S. Treasury Note	AA+	3.75	05/31/30	5,500,000	5,459,609
U.S. Treasury Note	AA+	3.88	11/30/29	35,925,000	35,913,773
U.S. Treasury Note	AA+	3.88	08/15/33	18,100,000	18,114,141
U.S. Treasury Note	AA+	4.00	12/15/25	10,700,000	10,644,828
U.S. Treasury Note	AA+	4.13	07/31/28	17,000,000	17,191,250
U.S. Treasury Note	AA+	4.38	11/30/28	6,000,000	6,146,250
U.S. Treasury Note	AA+	4.50	11/15/33	11,000,000	11,572,344
U.S. Treasury Note	AA+	4.63	02/28/25	1,500,000	1,498,828
U.S. Treasury Note	AA+	5.00	09/30/25	7,000,000	7,072,187
U.S. Treasury Strip	AA+	0.00	08/15/29	3,280,000	2,636,044
U.S. Treasury Strip	AA+	0.00	08/15/33	9,790,000	6,668,290
U.S. Treasury Strip	AA+	0.00	08/15/35	9,790,000	6,118,368
U.S. Treasury Strip	AA+	0.00	08/15/37	9,790,000	5,605,540

					751,460,052

U.S. GOVERNMENT AGENCIES (36.1%)
MORTGAGE-BACKED OBLIGATIONS (34.9%)
FHLMC	AA+	2.00	02/01/51	3,677,102	3,048,605
FHLMC	AA+	2.50	09/01/27	43,492	42,043
FHLMC	AA+	2.50	09/01/27	237,231	229,073
FHLMC	AA+	2.50	12/01/27	339,999	327,149
FHLMC	AA+	2.50	06/01/35	1,775,490	1,639,671
FHLMC	AA+	2.50	10/01/40	3,019,595	2,708,134
FHLMC	AA+	2.50	05/01/42	13,167,851	11,644,207
FHLMC	AA+	2.50	10/01/49	1,800,962	1,553,517
FHLMC	AA+	2.50	01/01/50	1,035,152	905,618
FHLMC	AA+	2.50	01/01/50	1,132,327	976,750
FHLMC	AA+	2.50	05/01/50	3,456,515	2,982,526
FHLMC	AA+	2.50	06/01/50	3,940,327	3,381,769
FHLMC	AA+	2.50	10/01/50	3,796,902	3,254,908
FHLMC	AA+	2.50	02/01/51	604,476	523,067
FHLMC	AA+	2.50	02/01/51	1,036,633	899,712

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CORE BOND FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating*	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	2.50	04/01/51	$6,152,829	$5,265,793
FHLMC	AA+	2.50	04/01/51	4,690,383	4,055,300
FHLMC	AA+	2.50	04/01/51	1,990,899	1,721,494
FHLMC	AA+	2.50	05/01/51	7,852,462	6,785,987
FHLMC	AA+	2.50	05/01/51	5,891,184	5,091,078
FHLMC	AA+	2.50	09/01/51	4,137,369	3,558,700
FHLMC	AA+	2.50	10/01/51	2,994,869	2,561,610
FHLMC	AA+	2.50	11/01/51	2,855,619	2,450,302
FHLMC	AA+	3.00	06/01/27	144,311	140,037
FHLMC	AA+	3.00	06/01/27	5,517	5,360
FHLMC	AA+	3.00	08/01/27	6,840	6,645
FHLMC	AA+	3.00	08/01/27	106,889	103,729
FHLMC	AA+	3.00	02/01/32	1,451,717	1,386,358
FHLMC	AA+	3.00	07/01/42	183,870	167,520
FHLMC	AA+	3.00	11/01/42	424,723	381,757
FHLMC	AA+	3.00	11/01/42	17,120	15,617
FHLMC	AA+	3.00	03/01/43	737,701	673,480
FHLMC	AA+	3.00	04/01/43	980,702	895,326
FHLMC	AA+	3.00	04/01/43	4,993,238	4,548,989
FHLMC	AA+	3.00	04/01/43	15,624	14,285
FHLMC	AA+	3.00	04/01/43	3,012,268	2,744,795
FHLMC	AA+	3.00	09/15/43	144,007	139,990
FHLMC	AA+	3.00	04/15/44	212,231	197,729
FHLMC	AA+	3.00	04/15/45	77,471	75,747
FHLMC	AA+	3.00	09/01/46	2,090,250	1,874,036
FHLMC	AA+	3.00	09/01/46	965,217	872,185
FHLMC	AA+	3.00	11/01/46	258,872	229,798
FHLMC	AA+	3.00	05/01/49	2,080,005	1,863,140
FHLMC	AA+	3.00	11/01/49	1,763,989	1,580,073
FHLMC	AA+	3.00	11/01/49	1,718,016	1,538,893
FHLMC	AA+	3.00	12/01/49	1,370,156	1,227,290
FHLMC	AA+	3.00	02/01/50	1,953,919	1,750,201
FHLMC	AA+	3.00	11/01/50	3,613,893	3,224,168
FHLMC	AA+	3.00	04/01/51	1,203,670	1,074,639
FHLMC	AA+	3.00	06/01/52	6,641,624	5,912,713
FHLMC	AA+	3.50	02/01/35	728,479	700,452
FHLMC	AA+	3.50	02/01/35	378,616	364,276
FHLMC	AA+	3.50	04/01/35	346,563	332,012
FHLMC	AA+	3.50	02/01/36	344,846	329,976
FHLMC	AA+	3.50	11/01/39	1,961,668	1,876,550
FHLMC	AA+	3.50	01/01/41	346,918	327,292
FHLMC	AA+	3.50	05/01/42	23,931	22,589
FHLMC	AA+	3.50	07/01/42	892,219	847,915
FHLMC	AA+	3.50	01/01/43	19,712	18,608
FHLMC	AA+	3.50	04/01/43	20,886	19,665
FHLMC	AA+	3.50	06/01/43	637,341	600,588
FHLMC	AA+	3.50	08/15/43	1,161,377	1,111,041
FHLMC	AA+	3.50	11/01/43	17,170	16,208
FHLMC	AA+	3.50	01/01/44	8,324,391	7,848,831
FHLMC	AA+	3.50	04/01/45	791,184	744,965
FHLMC	AA+	3.50	07/01/45	908,606	861,247
FHLMC	AA+	3.50	07/01/45	30,287	28,742
FHLMC	AA+	3.50	09/01/45	452,533	425,625
FHLMC	AA+	3.50	11/01/45	1,862,697	1,767,540

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CORE BOND FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating*	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	3.50	08/01/46	$787,669	$740,442
FHLMC	AA+	3.50	12/01/47	426,317	397,509
FHLMC	AA+	3.50	02/01/50	1,219,386	1,137,477
FHLMC	AA+	3.50	09/01/50	2,351,309	2,189,293
FHLMC	AA+	4.00	02/01/25	8,040	7,937
FHLMC	AA+	4.00	05/01/25	4,949	4,881
FHLMC	AA+	4.00	05/01/26	24,782	24,402
FHLMC	AA+	4.00	11/01/33	12,334	12,155
FHLMC	AA+	4.00	12/01/33	440,150	426,803
FHLMC	AA+	4.00	01/01/38	304,658	300,335
FHLMC	AA+	4.00	01/01/38	1,071,313	1,054,772
FHLMC	AA+	4.00	01/15/40	1,546,191	1,523,703
FHLMC	AA+	4.00	03/01/41	6,576	6,398
FHLMC	AA+	4.00	07/01/41	313,018	305,020
FHLMC	AA+	4.00	07/01/41	10,447	10,193
FHLMC	AA+	4.00	11/01/42	5,515	5,358
FHLMC	AA+	4.00	10/01/44	13,198	12,778
FHLMC	AA+	4.00	10/01/44	705,402	682,171
FHLMC	AA+	4.00	10/01/44	395,939	382,899
FHLMC	AA+	4.00	10/01/44	309,249	299,065
FHLMC	AA+	4.00	02/01/45	1,927,968	1,879,620
FHLMC	AA+	4.00	06/01/45	27,869	27,014
FHLMC	AA+	4.00	05/01/47	341,205	328,836
FHLMC	AA+	4.00	02/01/48	303,626	292,617
FHLMC	AA+	4.00	05/01/48	136,994	131,711
FHLMC	AA+	4.00	04/01/52	3,812,227	3,628,083
FHLMC	AA+	4.00	06/01/52	4,919,256	4,699,047
FHLMC	AA+	4.00	08/01/52	4,713,285	4,501,202
FHLMC	AA+	4.23	05/01/30	7,361,000	7,149,149
FHLMC	AA+	4.25	12/01/29	3,250,000	3,173,816
FHLMC	AA+	4.50	03/01/34	2,905	2,887
FHLMC	AA+	4.50	09/01/41	5,860	5,838
FHLMC	AA+	4.50	02/01/44	66,016	65,642
FHLMC	AA+	4.50	05/01/48	849,201	837,140
FHLMC	AA+	4.50	05/01/48	424,920	418,885
FHLMC	AA+	5.00	02/01/26	5,478	5,430
FHLMC	AA+	5.00	02/01/26	229	227
FHLMC	AA+	5.00	10/01/40	245,279	250,331
FHLMC	AA+	5.00	09/01/47	363,304	364,611
FHLMC	AA+	5.00	04/01/52	3,839,148	3,810,197
FHLMC	AA+	5.00	06/01/52	6,219,922	6,157,598
FHLMC	AA+	5.00	12/01/52	18,389,431	18,336,037
FHLMC	AA+	5.50	07/01/32	1,612	1,649
FHLMC	AA+	5.50	01/15/33	54,860	55,740
FHLMC	AA+	5.50	05/01/33	612	627
FHLMC	AA+	5.50	06/01/37	10,093	10,438
FHLMC	AA+	5.50	06/01/53	4,883,325	4,918,205
FHLMC	AA+	5.50	07/01/53	37,135,032	37,356,872
FHLMC	AA+	5.50	07/01/53	2,299,980	2,326,150
FHLMC	AA+	6.00	07/15/29	26,178	26,480
FHLMC	AA+	6.00	09/01/53	3,041,897	3,112,469
FHLMC	AA+	6.50	12/01/52	1,854,694	1,918,450
FHLMC	AA+	6.50	12/01/52	5,389,464	5,592,055
FHLMC ARM	AA+	1.93	10/01/51	11,917,716	10,407,449

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CORE BOND FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating*	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC ARM	AA+	4.43	04/01/53	$7,266,751	$7,011,165
FHLMC ARM	AA+	4.91	04/01/37	29,866	29,813
FHLMC Strip	AA+	3.00	06/15/42	4,338,787	3,974,435
FHLMC Strip	AA+	3.00	01/15/43	715,512	641,797
FHLMC Strip	AA+	3.50	10/15/47	423,726	388,604
FNMA	AA+	1.81	09/01/51	10,642,458	9,197,238
FNMA	AA+	2.00	07/01/36	23,558,857	21,182,775
FNMA	AA+	2.00	10/01/50	3,848,032	3,188,389
FNMA	AA+	2.00	10/01/50	3,385,873	2,815,457
FNMA	AA+	2.00	02/01/51	8,449,623	6,899,098
FNMA	AA+	2.00	03/01/51	6,055,835	5,051,481
FNMA	AA+	2.00	11/01/51	3,217,073	2,642,934
FNMA	AA+	2.16	02/01/32	5,000,000	4,131,701
FNMA	AA+	2.34	05/01/36	9,375,000	7,589,866
FNMA	AA+	2.50	01/01/33	158,460	147,819
FNMA	AA+	2.50	02/01/33	497,298	463,959
FNMA	AA+	2.50	05/01/35	378,615	349,652
FNMA	AA+	2.50	06/01/35	2,769,632	2,557,764
FNMA	AA+	2.50	07/01/35	846,177	781,447
FNMA	AA+	2.50	07/01/35	2,326,265	2,148,230
FNMA	AA+	2.50	09/01/35	3,024,180	2,792,839
FNMA	AA+	2.50	10/01/35	6,491,054	5,994,508
FNMA	AA+	2.50	04/01/42	11,928,668	10,549,983
FNMA	AA+	2.50	05/01/42	4,893,018	4,348,520
FNMA	AA+	2.50	06/01/42	8,560,966	7,570,383
FNMA	AA+	2.50	05/01/43	889,634	769,725
FNMA	AA+	2.50	05/01/46	7,820,757	6,690,368
FNMA	AA+	2.50	10/01/50	1,630,970	1,409,067
FNMA	AA+	2.50	10/01/50	820,820	713,014
FNMA	AA+	2.50	11/01/50	1,514,059	1,315,202
FNMA	AA+	2.50	12/01/50	1,674,782	1,449,908
FNMA	AA+	2.50	12/01/50	2,272,933	1,972,370
FNMA	AA+	2.50	01/01/51	9,342,550	8,085,806
FNMA	AA+	2.50	03/01/51	6,157,668	5,324,422
FNMA	AA+	2.50	03/01/51	6,621,116	5,742,285
FNMA	AA+	2.50	03/01/51	1,573,445	1,353,237
FNMA	AA+	2.50	04/01/51	9,710,985	8,338,162
FNMA	AA+	2.50	04/01/51	4,274,986	3,703,843
FNMA	AA+	2.50	04/01/51	3,653,179	3,152,593
FNMA	AA+	2.50	05/01/51	1,621,480	1,401,662
FNMA	AA+	2.50	05/01/51	2,477,996	2,141,859
FNMA	AA+	2.50	06/01/51	1,782,560	1,526,893
FNMA	AA+	2.50	12/01/51	13,008,516	11,105,712
FNMA	AA+	2.50	04/01/52	5,304,136	4,545,864
FNMA	AA+	2.50	05/01/52	1,943,906	1,662,293
FNMA	AA+	2.77	03/01/32	5,122,000	4,430,661
FNMA	AA+	3.00	06/01/33	516,757	490,286
FNMA	AA+	3.00	07/01/33	687,047	651,861
FNMA	AA+	3.00	09/01/33	823,211	780,723
FNMA	AA+	3.00	03/01/36	779,752	730,968
FNMA	AA+	3.00	09/01/40	849,819	777,205
FNMA	AA+	3.00	04/25/42	60,743	59,809
FNMA	AA+	3.00	12/01/42	507,083	459,639
FNMA	AA+	3.00	02/01/43	12,912	11,762

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CORE BOND FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating*	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	3.00	03/01/43	$11,133	$10,166
FNMA	AA+	3.00	09/01/43	130,232	118,903
FNMA	AA+	3.00	02/01/45	878,926	798,289
FNMA	AA+	3.00	03/01/45	228,400	203,142
FNMA	AA+	3.00	09/01/46	1,547,976	1,398,737
FNMA	AA+	3.00	01/01/47	285,127	253,103
FNMA	AA+	3.00	12/01/47	153,358	138,449
FNMA	AA+	3.00	03/01/48	352,871	316,285
FNMA	AA+	3.00	03/01/50	1,345,298	1,203,971
FNMA	AA+	3.00	03/01/50	8,506,787	7,551,382
FNMA	AA+	3.00	05/01/50	2,147,473	1,920,273
FNMA	AA+	3.00	06/01/50	4,103,131	3,668,272
FNMA	AA+	3.00	08/01/50	2,483,910	2,218,352
FNMA	AA+	3.00	01/01/52	10,204,752	9,084,583
FNMA	AA+	3.03	04/01/34	8,697,329	7,586,590
FNMA	AA+	3.10	06/01/29	9,800,000	9,070,009
FNMA	AA+	3.50	03/01/32	245,748	236,847
FNMA	AA+	3.50	09/01/32	14,822	14,262
FNMA	AA+	3.50	07/01/34	423,039	410,948
FNMA	AA+	3.50	10/01/34	632,394	608,419
FNMA	AA+	3.50	02/01/35	526,719	506,427
FNMA	AA+	3.50	08/01/38	16,675	15,683
FNMA	AA+	3.50	10/01/40	30,528	28,980
FNMA	AA+	3.50	03/01/41	526,532	501,390
FNMA	AA+	3.50	10/01/41	479,719	455,572
FNMA	AA+	3.50	12/01/41	366,568	348,116
FNMA	AA+	3.50	04/01/42	853,428	810,518
FNMA	AA+	3.50	08/01/42	21,604	20,371
FNMA	AA+	3.50	12/01/42	733,709	689,983
FNMA	AA+	3.50	01/01/43	83,278	79,091
FNMA	AA+	3.50	01/01/43	395,764	372,942
FNMA	AA+	3.50	04/01/43	104,665	99,380
FNMA	AA+	3.50	08/01/43	1,620,133	1,522,863
FNMA	AA+	3.50	08/01/43	887,437	830,522
FNMA	AA+	3.50	10/01/43	204,492	191,820
FNMA	AA+	3.50	08/01/44	1,147,813	1,055,871
FNMA	AA+	3.50	04/01/45	762,875	718,310
FNMA	AA+	3.50	04/01/45	1,418,354	1,342,559
FNMA	AA+	3.50	05/01/45	1,059,773	996,756
FNMA	AA+	3.50	10/01/45	1,213,565	1,143,921
FNMA	AA+	3.50	02/01/46	502,552	470,683
FNMA	AA+	3.50	02/01/46	1,656,527	1,542,302
FNMA	AA+	3.50	08/01/46	672,952	633,400
FNMA	AA+	3.50	10/01/46	171,588	160,480
FNMA	AA+	3.50	12/01/46	273,479	255,873
FNMA	AA+	3.50	01/01/47	311,430	291,269
FNMA	AA+	3.50	09/01/47	1,244,192	1,169,593
FNMA	AA+	3.50	11/01/47	5,295,046	4,937,233
FNMA	AA+	3.50	04/01/48	159,338	149,502
FNMA	AA+	3.50	03/01/50	2,495,848	2,327,327
FNMA	AA+	3.50	06/01/51	7,131,457	6,564,338
FNMA	AA+	3.50	01/01/52	3,054,547	2,807,965
FNMA	AA+	3.50	02/01/52	6,941,408	6,381,055
FNMA	AA+	3.50	05/01/52	4,536,827	4,201,559

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CORE BOND FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating*	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	3.75	08/01/28	$5,000,000	$4,805,559
FNMA	AA+	4.00	01/01/31	87,989	86,173
FNMA	AA+	4.00	03/01/35	128,566	124,635
FNMA	AA+	4.00	06/01/36	276,785	270,662
FNMA	AA+	4.00	10/01/36	296,361	289,804
FNMA	AA+	4.00	10/01/40	344,688	336,291
FNMA	AA+	4.00	11/01/40	6,729	6,538
FNMA	AA+	4.00	01/01/41	24,452	23,791
FNMA	AA+	4.00	05/01/41	184,644	180,057
FNMA	AA+	4.00	05/01/43	2,076,406	2,017,644
FNMA	AA+	4.00	01/01/44	4,064,614	3,943,910
FNMA	AA+	4.00	09/01/45	202,337	196,130
FNMA	AA+	4.00	11/01/45	385,577	374,188
FNMA	AA+	4.00	02/01/47	1,241,179	1,203,092
FNMA	AA+	4.00	11/01/47	510,460	491,948
FNMA	AA+	4.00	04/01/48	215,734	207,414
FNMA	AA+	4.00	04/01/49	6,005,177	5,773,583
FNMA	AA+	4.00	03/01/50	3,713,463	3,550,851
FNMA	AA+	4.00	03/01/52	2,027,210	1,941,524
FNMA	AA+	4.00	07/01/52	4,702,044	4,498,932
FNMA	AA+	4.00	07/01/56	2,605,550	2,506,992
FNMA	AA+	4.50	05/01/30	69,188	68,514
FNMA	AA+	4.50	05/01/34	2,033	2,019
FNMA	AA+	4.50	06/01/34	1,734	1,722
FNMA	AA+	4.50	08/01/35	1,979	1,968
FNMA	AA+	4.50	05/01/39	293,884	294,070
FNMA	AA+	4.50	05/01/39	224,646	225,221
FNMA	AA+	4.50	12/01/39	1,306,876	1,298,269
FNMA	AA+	4.50	05/01/40	188,147	188,230
FNMA	AA+	4.50	07/01/40	915,468	916,023
FNMA	AA+	4.50	10/01/40	175,884	175,284
FNMA	AA+	4.50	03/01/44	393,852	391,167
FNMA	AA+	4.50	04/01/44	805,269	798,712
FNMA	AA+	4.50	11/01/47	846,417	835,768
FNMA	AA+	4.50	11/01/47	1,015,450	1,009,949
FNMA	AA+	4.50	11/01/47	1,189,938	1,183,492
FNMA	AA+	4.50	02/01/49	353,983	348,955
FNMA	AA+	4.50	05/01/50	8,439,354	8,303,171
FNMA	AA+	4.58	02/01/53	9,068,934	8,840,097
FNMA	AA+	5.00	06/01/33	2,664	2,686
FNMA	AA+	5.00	09/01/33	2,113	2,131
FNMA	AA+	5.00	10/01/33	2,888	2,913
FNMA	AA+	5.00	11/01/33	4,064	4,099
FNMA	AA+	5.00	03/01/34	739	745
FNMA	AA+	5.00	04/01/34	527	532
FNMA	AA+	5.00	04/01/34	1,553	1,569
FNMA	AA+	5.00	04/01/35	1,885	1,906
FNMA	AA+	5.00	06/01/35	793	801
FNMA	AA+	5.00	09/01/35	1,225	1,238
FNMA	AA+	5.00	11/25/35	195,102	197,252
FNMA	AA+	5.00	10/01/36	1,491	1,508
FNMA	AA+	5.00	08/01/37	1,376,924	1,390,590
FNMA	AA+	5.00	05/01/39	158,237	161,040
FNMA	AA+	5.00	06/01/40	2,907	2,967

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CORE BOND FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating*	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	5.00	06/01/52	$14,053,494	$13,911,520
FNMA	AA+	5.00	09/01/52	12,949,498	12,818,677
FNMA	AA+	5.00	10/01/52	2,133,599	2,112,045
FNMA	AA+	5.00	11/01/52	3,294,126	3,291,012
FNMA	AA+	5.50	01/01/24	34	34
FNMA	AA+	5.50	03/01/24	792	788
FNMA	AA+	5.50	08/01/25	303	301
FNMA	AA+	5.50	11/01/26	9,564	9,548
FNMA	AA+	5.50	03/01/33	76,922	78,628
FNMA	AA+	5.50	02/25/37	5,022	5,121
FNMA	AA+	5.50	05/01/38	1,429,874	1,472,930
FNMA	AA+	5.50	06/01/48	25,591	26,324
FNMA	AA+	5.50	06/01/52	1,103,320	1,112,368
FNMA	AA+	5.50	04/01/53	2,783,223	2,803,102
FNMA	AA+	6.00	03/01/28	26,155	26,466
FNMA	AA+	6.00	05/01/32	46,708	48,662
FNMA	AA+	6.00	04/01/33	93,896	97,863
FNMA	AA+	6.00	05/01/33	2,298	2,395
FNMA	AA+	6.00	09/01/34	699	730
FNMA	AA+	6.00	10/01/34	4,634	4,841
FNMA	AA+	6.00	03/01/36	8,920	9,366
FNMA	AA+	6.00	01/01/37	34,270	35,985
FNMA	AA+	6.00	05/01/37	6,925	7,288
FNMA	AA+	6.00	08/01/37	35,758	37,636
FNMA	AA+	6.00	12/01/37	17,576	18,499
FNMA	AA+	6.00	10/25/44	221,500	224,059
FNMA	AA+	6.00	11/01/52	5,227,978	5,372,510
FNMA	AA+	6.00	09/01/53	11,357,927	11,686,383
FNMA	AA+	6.50	05/01/32	64,677	67,893
FNMA	AA+	6.50	07/01/34	685	724
FNMA	AA+	6.50	09/01/34	346	365
FNMA	AA+	6.50	09/01/36	7,767	8,255
FNMA	AA+	6.50	05/01/37	74,364	79,185
FNMA	AA+	6.50	07/01/37	4,142	4,410
FNMA	AA+	6.50	11/01/53	7,129,038	7,328,342
FNMA	AA+	7.00	04/01/32	123	130
FNMA	AA+	7.50	06/01/31	65	69
FNMA	AA+	7.50	02/01/32	351	378
FNMA	AA+	7.50	06/01/32	17,492	19,018
FNMA	AA+	8.00	04/01/32	14,033	14,726
FNMA Strip	AA+	3.00	08/25/42	450,312	410,488
FRESB Multifamily Mortgage	AA+	2.37	10/25/26	706,793	666,248
FRESB Multifamily Mortgage	AA+	2.92	09/25/24	10,215,977	10,027,088
FRESB Multifamily Mortgage	AA+	3.61	10/25/28	614,473	589,298
GNMA (1)	AA+	2.00	04/20/32	463,835	432,075
GNMA (1)	AA+	2.00	09/20/50	1,762,278	1,440,213
GNMA (1)	AA+	2.50	12/20/50	4,733,831	4,100,825
GNMA (1)	AA+	2.50	03/20/51	1,931,494	1,669,413
GNMA (1)	AA+	2.50	10/20/51	4,382,963	3,812,225
GNMA (1)	AA+	2.50	08/20/52	6,397,039	5,611,123
GNMA (1)	AA+	2.50	03/20/53	6,532,454	5,730,571
GNMA (1)	AA+	2.50	06/20/53	8,018,725	7,030,676
GNMA (1)	AA+	3.00	07/16/36	1,227,552	1,096,125
GNMA (1)	AA+	3.00	01/15/46	880,962	809,723

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CORE BOND FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating*	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
GNMA (1)	AA+	3.00	03/15/46	$3,467,340	$3,184,405
GNMA (1)	AA+	3.00	07/15/46	2,165,510	1,988,805
GNMA (1)	AA+	3.00	02/20/47	1,107,839	1,008,985
GNMA (1)	AA+	3.00	10/20/51	6,194,424	5,570,528
GNMA (1)	AA+	3.00	08/20/52	3,578,824	3,245,630
GNMA (1)	AA+	3.50	02/20/42	313,662	295,165
GNMA (1)	AA+	3.50	07/15/42	862,825	819,406
GNMA (1)	AA+	3.50	11/15/42	167,363	157,895
GNMA (1)	AA+	3.50	03/20/45	776,694	734,028
GNMA (1)	AA+	3.50	05/20/45	956,362	903,827
GNMA (1)	AA+	3.50	12/20/50	334,459	310,873
GNMA (1)	AA+	3.70	05/15/42	380,819	366,841
GNMA (1)	AA+	4.00	04/15/24	3,605	3,588
GNMA (1)	AA+	4.00	01/20/41	1,944	1,899
GNMA (1)	AA+	4.00	03/15/41	177,693	173,435
GNMA (1)	AA+	4.00	08/15/41	1,196	1,167
GNMA (1)	AA+	4.00	11/15/41	274,163	267,594
GNMA (1)	AA+	4.00	12/15/41	1,898	1,850
GNMA (1)	AA+	4.00	01/15/42	23,983	23,386
GNMA (1)	AA+	4.00	08/20/42	244,280	238,583
GNMA (1)	AA+	4.00	09/20/50	747	711
GNMA (1)	AA+	4.25	04/20/41	320,559	317,148
GNMA (1)	AA+	4.29	04/15/41	7,819	7,729
GNMA (1)	AA+	4.50	06/20/30	12,566	12,284
GNMA (1)	AA+	4.50	09/15/30	149,297	145,949
GNMA (1)	AA+	4.50	04/20/31	5,374	5,253
GNMA (1)	AA+	4.50	06/20/34	88,299	88,894
GNMA (1)	AA+	4.50	09/15/40	387,715	387,886
GNMA (1)	AA+	4.50	10/15/40	412,738	412,921
GNMA (1)	AA+	4.50	10/20/43	11,332	11,281
GNMA (1)	AA+	5.00	06/20/39	402,009	403,638
GNMA (1)	AA+	5.00	05/15/40	39,630	40,508
GNMA (1)	AA+	5.00	06/20/40	23,195	23,601
GNMA (1)	AA+	5.50	01/15/36	52,754	54,033
GNMA (1)	AA+	6.50	04/15/31	4,708	4,857
GNMA (1)	AA+	6.50	10/15/31	157	163
GNMA (1)	AA+	6.50	12/15/31	4,856	4,894
GNMA (1)	AA+	6.50	05/15/32	6,869	7,038
GNMA (1)	AA+	7.00	05/15/31	161	168
GNMA (1)	AA+	7.00	05/15/32	740	744

					718,370,003

NON-MORTGAGE-BACKED OBLIGATIONS (1.2%)
FFCB	AA+	6.22	06/06/33	10,200,000	10,193,366
FHLMC	AA+	4.88	07/24/26	6,300,000	6,279,289
FHLMC	AA+	5.75	07/17/25	9,425,000	9,419,843

					25,892,498

CORPORATE DEBT (26.4%)
COMMUNICATION SERVICES (2.5%)
AT&T, Inc.	BBB	2.75	06/01/31	10,048,000	8,816,240
Comcast Corp.	A-	3.40	04/01/30	9,395,000	8,798,474
Discovery Communications LLC	BBB-	3.95	06/15/25	500,000	489,020
Sprint LLC	BBB-	7.63	03/01/26	4,400,000	4,595,381
T-Mobile USA, Inc.	BBB	3.38	04/15/29	4,580,000	4,262,047

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CORE BOND FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating*	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
COMMUNICATION SERVICES (CONTINUED)
T-Mobile USA, Inc.	BBB	3.75	04/15/27	$6,105,000	$5,923,944
Verizon Communications, Inc.	BBB+	4.02	12/03/29	5,450,000	5,274,149
Verizon Communications, Inc.	BBB+	4.13	03/16/27	5,570,000	5,494,267
Warnermedia Hldgs., Inc.	BBB-	4.28	03/15/32	5,845,000	5,354,416
Warnermedia Hldgs., Inc.	BBB-	6.41	03/15/26	3,420,000	3,422,807

					52,430,745

CONSUMER DISCRETIONARY (2.6%)
Amazon.com, Inc.	AA	1.20	06/03/27	4,100,000	3,702,455
AutoZone, Inc.	BBB	3.25	04/15/25	7,363,000	7,190,349
AutoZone, Inc.	BBB	3.75	04/18/29	1,795,000	1,716,483
Best Buy Co., Inc.	BBB+	1.95	10/01/30	1,625,000	1,351,818
Brunswick Corp.	BBB-	2.40	08/18/31	7,055,000	5,700,400
Expedia Group, Inc.	BBB	5.00	02/15/26	5,170,000	5,171,442
Expedia Group, Inc.†	BBB	6.25	05/01/25	4,326,000	4,363,069
General Motors Co.	BBB	6.13	10/01/25	500,000	506,699
General Motors Financial Co., Inc.	BBB	6.05	10/10/25	6,425,000	6,507,637
Harman International Industries, Inc.	A	4.15	05/15/25	4,970,000	4,894,195
Lowe's Cos., Inc.	BBB+	4.50	04/15/30	5,050,000	5,030,244
McDonald's Corp.	BBB+	3.50	07/01/27	3,230,000	3,143,213
Tapestry, Inc.	BBB	7.05	11/27/25	1,770,000	1,811,549
Whirlpool Corp.	BBB	3.70	05/01/25	1,960,000	1,918,002

					53,007,555

CONSUMER STAPLES (0.5%)
Bunge Ltd. Finance Corp.	BBB+	2.75	05/14/31	4,150,000	3,615,768
Hormel Foods Corp.	A-	1.80	06/11/30	3,600,000	3,064,638
Sysco Corp.	BBB	3.75	10/01/25	3,550,000	3,471,214

					10,151,620

ENERGY (1.0%)
Devon Energy Corp.	BBB	5.85	12/15/25	2,450,000	2,478,316
Energy Transfer LP	BBB	5.55	02/15/28	1,775,000	1,816,110
Pioneer Natural Resources Co.	BBB	5.10	03/29/26	6,320,000	6,366,143
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	BBB-	5.50	03/01/30	3,100,000	3,100,987
Williams Cos., Inc.	BBB	5.40	03/02/26	7,630,000	7,709,483

					21,471,039

FINANCIALS (9.8%)
Aflac, Inc.	A-	1.13	03/15/26	4,380,000	4,044,976
Alleghany Corp.	AA	3.63	05/15/30	4,660,000	4,413,493
Bank of America Corp.	A-	2.97	02/04/33	26,230,000	22,319,047
Barclays PLC	BBB+	5.83	05/09/27	3,000,000	3,026,509
Block Financial LLC	BBB	5.25	10/01/25	2,985,000	2,966,558
Capital One Financial Corp.	BBB	4.93	05/10/28	3,165,000	3,113,698
Citigroup, Inc.	BBB+	3.79	03/17/33	10,865,000	9,787,161
Citigroup, Inc.	BBB+	3.98	03/20/30	4,460,000	4,232,044
Citigroup, Inc.	BBB+	4.41	03/31/31	1,000,000	958,171
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	5,000,000	4,897,472
Fairfax Financial Hldgs. Ltd.†	BBB	6.00	12/07/33	5,010,000	5,151,748
Fifth Third Bancorp	BBB+	1.71	11/01/27	1,000,000	901,793
Fifth Third Bancorp	BBB	4.30	01/16/24	4,895,000	4,895,806
Fifth Third Bank N.A.	A-	5.85	10/27/25	2,400,000	2,395,288
Goldman Sachs Group, Inc.	BBB+	2.60	02/07/30	9,000,000	7,913,399
Goldman Sachs Group, Inc.	BBB+	2.64	02/24/28	500,000	463,458

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CORE BOND FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating*	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
FINANCIALS (CONTINUED)
Goldman Sachs Group, Inc.	BBB+	3.85	01/26/27	$4,930,000	$4,797,509
JPMorgan Chase & Co.	A-	1.47	09/22/27	6,245,000	5,657,136
JPMorgan Chase & Co.	A-	5.35	06/01/34	4,625,000	4,695,079
JPMorgan Chase & Co.	BBB+	5.72	09/14/33	11,590,000	12,014,316
Kemper Corp.	BBB-	3.80	02/23/32	4,500,000	3,807,164
Kemper Corp.	BBB-	4.35	02/15/25	1,960,000	1,918,529
KeyBank N.A.	BBB+	4.15	08/08/25	9,108,000	8,840,234
M&T Bank Corp.	BBB+	4.00	07/15/24	2,000,000	1,976,279
Mercury General Corp.	BBB	4.40	03/15/27	3,330,000	3,189,073
Morgan Stanley	A-	2.70	01/22/31	10,000,000	8,768,240
Morgan Stanley	A-	5.45	07/20/29	5,455,000	5,563,458
Old Republic International Corp.	BBB+	3.88	08/26/26	4,895,000	4,716,455
PNC Financial Svcs. Group, Inc.	A-	4.76	01/26/27	1,000,000	992,378
PNC Financial Svcs. Group, Inc.	A-	5.81	06/12/26	5,020,000	5,057,201
PNC Financial Svcs. Group, Inc.	A-	6.88	10/20/34	3,635,000	4,044,616
Signet UK Finance PLC	BB-	4.70	06/15/24	4,945,000	4,882,435
Synchrony Financial	BBB-	3.70	08/04/26	2,745,000	2,579,016
Truist Financial Corp.	A-	4.87	01/26/29	7,855,000	7,765,335
U.S. Bancorp	A	1.45	05/12/25	1,000,000	952,924
U.S. Bancorp	A	4.65	02/01/29	7,920,000	7,795,935
U.S. Bancorp	A	5.78	06/12/29	1,500,000	1,540,892
Voya Financial, Inc.	BBB+	3.65	06/15/26	4,970,000	4,807,025
Wells Fargo & Co.	BBB+	2.57	02/11/31	1,000,000	866,302
Wells Fargo & Co.	BBB+	3.35	03/02/33	9,115,000	7,959,817
Wells Fargo & Co.	BBB+	3.53	03/24/28	6,200,000	5,920,226

					202,588,195

HEALTH CARE (2.3%)
AbbVie, Inc.	A-	4.25	11/14/28	8,830,000	8,791,057
Amgen, Inc.	BBB+	5.25	03/02/33	2,800,000	2,873,443
Baxter International, Inc.	BBB	2.54	02/01/32	2,697,000	2,266,558
CVS Health Corp.	BBB	3.75	04/01/30	9,660,000	9,102,118
Elevance Health, Inc.	A	2.88	09/15/29	7,245,000	6,649,455
Humana, Inc.	BBB+	3.85	10/01/24	2,935,000	2,897,652
Merck & Co., Inc.	A+	2.15	12/10/31	6,450,000	5,513,759
Thermo Fisher Scientific, Inc.	A-	2.00	10/15/31	10,046,000	8,480,583

					46,574,625

INDUSTRIALS (1.2%)
Boeing Co.	BBB-	2.20	02/04/26	500,000	472,599
Boeing Co.	BBB-	2.75	02/01/26	4,901,000	4,692,980
Boeing Co.	BBB-	4.88	05/01/25	4,870,000	4,848,559
Hexcel Corp.	BB+	4.95	08/15/25	3,820,000	3,785,509
Lennox International, Inc.	BBB	1.70	08/01/27	4,935,000	4,439,948
Verisk Analytics, Inc.	BBB	4.00	06/15/25	5,895,000	5,798,888

					24,038,483

INFORMATION TECHNOLOGY (3.0%)
Apple, Inc.	AA+	2.05	09/11/26	5,750,000	5,424,111
Applied Materials, Inc.	A	3.90	10/01/25	6,435,000	6,348,656
Arrow Electronics, Inc.	BBB-	4.00	04/01/25	980,000	961,806
Broadcom Corp./Broadcom Cayman Finance Ltd.	BBB	3.88	01/15/27	6,470,000	6,316,615
Broadcom, Inc.	BBB	3.15	11/15/25	500,000	484,271
Intel Corp.	A	5.20	02/10/33	4,670,000	4,885,660
Keysight Technologies, Inc.	BBB	4.55	10/30/24	4,895,000	4,845,761

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CORE BOND FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

	Rating*	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
INFORMATION TECHNOLOGY (CONTINUED)
Mastercard, Inc.	A+	3.30	03/26/27	$2,300,000	$2,232,298
Motorola Solutions, Inc.	BBB-	4.00	09/01/24	980,000	967,867
Oracle Corp.	BBB	2.80	04/01/27	3,410,000	3,218,696
Oracle Corp.	BBB	4.90	02/06/33	4,580,000	4,565,137
PayPal Hldgs., Inc.	A-	2.65	10/01/26	8,380,000	7,963,396
QUALCOMM, Inc.	A	4.25	05/20/32	1,785,000	1,774,844
Teledyne Technologies, Inc.	BBB	2.75	04/01/31	5,800,000	5,055,821
VMware LLC	BBB	1.40	08/15/26	6,860,000	6,273,478

					61,318,417

MATERIALS (0.7%)
AptarGroup, Inc.	BBB-	3.60	03/15/32	4,430,000	3,997,575
Eagle Materials, Inc.	BBB	2.50	07/01/31	5,700,000	4,846,933
Sherwin-Williams Co.	BBB	3.95	01/15/26	4,895,000	4,800,739
Sherwin-Williams Co.	BBB	4.25	08/08/25	500,000	494,492

					14,139,739

REAL ESTATE (2.5%)
Alexandria Real Estate Equities, Inc.	BBB+	4.75	04/15/35	6,545,000	6,365,416
Boston Properties LP	BBB+	3.25	01/30/31	6,488,000	5,580,863
Boston Properties LP	BBB+	6.50	01/15/34	3,435,000	3,631,027
Equinix, Inc.	BBB	1.45	05/15/26	7,345,000	6,788,753
Healthpeak OP LLC	BBB+	3.40	02/01/25	4,170,000	4,074,671
Host Hotels & Resorts LP	BBB-	4.00	06/15/25	4,357,000	4,255,959
Kimco Realty OP LLC	BBB+	6.40	03/01/34	5,800,000	6,375,524
NNN REIT, Inc.	BBB+	3.60	12/15/26	3,145,000	3,015,438
NNN REIT, Inc.	BBB+	4.00	11/15/25	500,000	489,754
Prologis LP	A	1.75	07/01/30	3,906,000	3,274,947
Realty Income Corp.	A-	4.85	03/15/30	1,780,000	1,792,682
Realty Income Corp.	A-	5.05	01/13/26	6,521,000	6,522,894

					52,167,928

UTILITIES (0.3%)
National Fuel Gas Co.	BBB-	5.20	07/15/25	1,960,000	1,950,782
NextEra Energy Capital Hldgs., Inc.	BBB+	3.55	05/01/27	4,777,000	4,607,005
Southern Co.	BBB	3.25	07/01/26	50,000	48,239

					6,606,026

TOTAL CORPORATE DEBT					544,494,372

SOVEREIGN DEBT (0.1%)
Sri Lanka AID	NR	6.59	09/15/28	1,524,010	1,566,371	††

TOTAL LONG-TERM DEBT SECURITIES (Cost: $2,192,133,067)					2,041,783,296

SHORT-TERM DEBT SECURITIES (0.4%):
U.S. GOVERNMENT AGENCIES (0.4%)
FHLB	A-1+	5.20	01/02/24	7,800,000	7,798,873

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $7,798,873)					7,798,873

TOTAL INVESTMENTS (Cost: $2,199,931,940) 99.5%					2,049,582,169

OTHER NET ASSETS 0.5%					10,531,063

NET ASSETS 100.0%					$2,060,113,232

The accompanying notes are an integral part of these portfolio schedules.

MoA FUNDS — CORE BOND FUND

(FORMERLY MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2023

FOOTNOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

Abbreviations:	ARM = Adjustable Rate Mortgage
FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
FRESB = Federal Home Loan Mortgage Corporation Multifamily Securitization Small Loan Balance
GNMA = Government National Mortgage Association
NR = Not Rated

*	Ratings as per Standard & Poor's Corporation (unaudited).

†

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the aggregate values of these securities amounts to $9,514,817 and represents 0.5% of net assets.

††	Level 3 Security.

(1)	U.S. Government guaranteed security.

The accompanying notes are an integral part of these portfolio schedules.

(This page has been left blank intentionally.)

MoA FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
ASSETS
Investments at fair value

(Cost: Equity Index Fund — $2,777,692,282

All America Fund — $213,415,641

Small Cap Value Fund — $348,890,715

Small Cap Growth Fund — $365,812,024

Small Cap Equity Index Fund — $188,690,678

Mid Cap Value Fund — $131,900,402

Mid Cap Equity Index Fund — $1,238,595,054

Balanced Fund — $145,206,044

International Fund — $1,339,409,668

Catholic Values Index Fund — $4,500,313

Retirement Income Fund — $214,431,113

Clear Passage 2015 Fund — $115,289,680

Clear Passage 2020 Fund — $501,643,334)

(Notes 2 and 4)	$5,196,906,070	$298,807,629	$407,185,122	$416,021,643	$204,946,682
Cash	—	14,240	—	—	—
Foreign cash	—	1,530	—	—	—
(Cost: All America Fund — $1,494 International Fund — $ — )
Interest and dividends receivable	4,810,723	300,019	437,694	233,583	269,695
Receivable for securities sold	—	261,163	2,052,859	—	1,263,290
Receivable for daily variation on future contracts	—	—	—	—	—
Shareholder subscriptions receivable	3,228,703	—	2,154,569	240,359	130,979
Due from the Adviser	34,635	2,001	2,689	2,752	3,000
Other receivables	—	236,737	—	—	—

TOTAL ASSETS	5,204,980,131	299,623,319	411,832,933	416,498,337	206,613,646

LIABILITIES
Due to custodian bank	398,861	—	—	195	167
Payable for securities purchased	122,686	171,158	2,051,626	—	1,495,068
Payable for daily variation on future contracts	204,568	3,768	—	—	—
Shareholder redemptions payable	2,704,490	69,547	31,489	16,543	26,543
Payable to the Adviser	323,273	99,506	251,263	258,078	12,486
Accrued expenses	637,549	134,132	122,019	133,797	45,335

TOTAL LIABILITIES:	4,391,427	478,111	2,456,397	408,613	1,579,599

NET ASSETS	$5,200,588,704	$299,145,208	$409,376,536	$416,089,724	$205,034,047

NUMBER OF SHARES OUTSTANDING (Note 5)	89,220,905	13,864,620	29,655,222	32,712,005	20,074,684

NET ASSET VALUES, offering and redemption price per share	$58.29	$21.58	$13.80	$12.72	$10.21

COMPONENTS OF NET ASSETS
Paid-in capital	$2,746,867,530	$211,517,581	$353,806,472	$377,837,345	$190,722,837
Total Distributable Earnings (Loss) (Notes 2 and 6)	2,453,721,174	87,627,627	55,570,064	38,252,379	14,311,210

NET ASSETS	$5,200,588,704	$299,145,208	$409,376,536	$416,089,724	$205,034,047

(a)	The Target Date and Allocation Funds are invested in affiliated investment companies of MoA Funds Corporation.

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund	Mid Cap Equity Index Fund	Balanced Fund	International Fund	Catholic Values Index Fund	Retirement Income Fund		Clear Passage 2015 Fund		Clear Passage 2020 Fund

$156,780,814	$1,499,449,575	$185,694,046	$1,452,304,910	$5,686,221	$207,428,240	(a)	$111,541,555	(a)	$491,437,406	(a)
—	—	11,329	—	6,938	997		548		2,322
—	—	—	—	—	—		—		—

191,116	2,152,215	483,901	6,450,067	5,818	—		—		—
777,161	1,339,008	48,365	—	—	—		—		—
—	—	—	14,820	—	—		—		—
169,451	665,239	413,311	1,230,873	2,173	—		—		—
1,046	9,940	1,247	9,631	53,414	1,373		729		3,286
—	—	—	—	—	—		—		—

157,919,588	1,503,615,977	186,652,199	1,460,010,301	5,754,564	207,430,610		111,542,832		491,443,014

—	303,097	—	2,477	—	—		—		—
643,999	1,906,078	—	—	2,150	—		—		—
—	157,420	—	—	—	—		—		—
18,252	74,924	—	116,199	168	—		—		—
71,736	92,586	62,043	90,120	713	8,570		4,542		20,516
39,824	180,955	52,449	74,827	14,377	62,340		41,910		81,962

773,811	2,715,060	114,492	283,623	17,408	70,910		46,452		102,478

$157,145,777	$1,500,900,917	$186,537,707	$1,459,726,678	$5,737,156	$207,359,700		$111,496,380		$491,340,536

9,654,349	74,653,665	9,913,926	177,964,034	424,687	19,017,410		12,914,287		48,246,361

$16.28	$20.10	$18.82	$8.20	$13.51	$10.90		$8.63		$10.18

$129,471,263	$1,229,881,772	$145,180,004	$1,440,973,832	$4,548,104	$219,470,185		$117,246,313		$509,071,432
27,674,514	271,019,145	41,357,703	18,752,846	1,189,052	(12,110,485)		(5,749,933)		(17,730,896)

$157,145,777	$1,500,900,917	$186,537,707	$1,459,726,678	$5,737,156	$207,359,700		$111,496,380		$491,340,536

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Clear Passage 2025 Fund		Clear Passage 2030 Fund		Clear Passage 2035 Fund		Clear Passage 2040 Fund		Clear Passage 2045 Fund
ASSETS
Investments at fair value

(Cost: Clear Passage 2025 Fund — $1,133,287,882

Clear Passage 2030 Fund — $1,287,551,567

Clear Passage 2035 Fund — $1,193,321,571

Clear Passage 2040 Fund — $995,673,106

Clear Passage 2045 Fund — $1,018,632,326

Clear Passage 2050 Fund — $800,640,205

Clear Passage 2055 Fund — $439,734,474

Clear Passage 2060 Fund — $229,525,253

Clear Passage 2065 Fund — $64,619,294

Conservative Allocation Fund — $162,711,729

Moderate Allocation Fund — $392,887,809

Aggressive Allocation Fund — $321,238,630

Money Market Fund — $588,695,163)

(Notes 2 and 4)	$1,128,998,400	(a)	$1,309,239,412	(a)	$1,231,237,698	(a)	$1,037,968,347	(a)	$1,068,757,011	(a)
Cash	5,188		5,865		5,480		4,589		4,720
Foreign cash	—		—		—		—		—
Interest and dividends receivable	—		—		—		—		—
Receivable for securities sold	—		—		—		—		—
Receivable for daily variation on future contracts	—		—		—		—		—
Shareholder subscriptions receivable	—		—		—		—		—
Due from the Adviser	7,544		8,697		8,204		6,884		7,086
Other receivables	—		—		—		—		—

TOTAL ASSETS	1,129,011,132		1,309,253,974		1,231,251,382		1,037,979,820		1,068,768,817

LIABILITIES
Due to custodian bank	—		—		—		—		—
Payable for securities purchased	—		—		—		—		—
Payable for daily variation on future contracts	—		—		—		—		—
Shareholder redemptions payable	—		—		—		—		—
Payable to the Adviser	47,108		54,268		51,224		42,969		44,225
Accrued expenses	118,030		125,225		130,862		112,058		99,792

TOTAL LIABILITIES	165,138		179,493		182,086		155,027		144,017

NET ASSETS	$1,128,845,994		$1,309,074,481		$1,231,069,296		$1,037,824,793		$1,068,624,800

NUMBER OF SHARES OUTSTANDING (Note 5)	95,398,941		101,358,436		91,087,947		76,507,647		79,927,633

NET ASSET VALUES, offering and redemption price per share	$11.83		$12.92		$13.52		$13.56		$13.37

COMPONENTS OF NET ASSETS
Paid-in capital	$1,137,708,002		$1,278,770,746		$1,171,171,141		$975,479,793		$995,818,382
Total Distributable Earnings (Loss) (Notes 2 and 6)	(8,862,008)		30,303,735		59,898,155		62,345,000		72,806,418

NET ASSETS	$1,128,845,994		$1,309,074,481		$1,231,069,296		$1,037,824,793		$1,068,624,800

(a)	The Target Date and Allocation Funds are invested in affiliated investment companies of MoA Funds Corporation.

The accompanying notes are an integral part of these financial statements.

Clear Passage 2050 Fund		Clear Passage 2055 Fund		Clear Passage 2060 Fund		Clear Passage 2065 Fund		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund

$829,869,257	(a)	$450,557,449	(a)	$233,347,578	(a)	$67,666,339	(a)	$157,995,321	(a)	$403,147,977	(a)	$335,593,463	(a)	$588,695,163
3,650		1,958		995		308		873		1,974		1,646		—
—		—		—		—		—		—		—		—
—		—		—		—		—		—		—		—
—		—		—		—		—		—		—		—
—		—		—		—		—		—		—		—
—		—		—		—		—		—		—		389,102
5,488		2,974		16,885		112,782		1,062		2,675		2,244		3,961
—		—		—		—		—		—		—		—

829,878,395		450,562,381		233,365,458		67,779,429		157,997,256		403,152,626		335,597,353		589,088,226

—		—		—		—		—		—		—		29,526
—		—		—		—		—		—		—		—
—		—		—		—		—		—		—		—
—		—		—		—		—		—		—		2,526,206
34,249		18,558		9,558		2,785		—		—		—		74,231
97,327		64,332		65,309		68,845		55,995		62,230		60,023		58,781

131,576		82,890		74,867		71,630		55,995		62,230		60,023		2,688,744

$829,746,819		$450,479,491		$233,290,591		$67,707,799		$157,941,261		$403,090,396		$335,537,330		$586,399,482

48,668,561		32,950,909		19,968,768		5,692,295		14,155,969		30,615,098		23,285,344		49,452,048

$17.05		$13.67		$11.68		$11.89		$11.16		$13.17		$14.41		$11.858

$783,657,265		$430,570,139		$225,270,245		$64,945,483		$164,290,590		$386,421,342		$314,313,639		$585,768,940
46,089,554		19,909,352		8,020,346		2,762,316		(6,349,329)		16,669,054		21,223,691		630,542

$829,746,819		$450,479,491		$233,290,591		$67,707,799		$157,941,261		$403,090,396		$335,537,330		$586,399,482

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Intermediate Bond Fund	Core Bond Fund
ASSETS
Investments at fair value
(Cost: Intermediate Bond Fund — $966,313,303 Core Bond Fund — $2,199,931,940)
(Notes 2 and 4)	$941,624,948	$2,049,582,169
Cash	15,813	—
Foreign cash	—	—
Interest and dividends receivable	7,684,470	14,104,773
Receivable for securities sold	—	3,811,425
Receivable for daily variation on future contracts	—	—
Shareholder subscriptions receivable	857,057	1,510,267
Due from the Adviser	6,375	13,771
Other receivables	—	—

TOTAL ASSETS	950,188,663	2,069,022,405

LIABILITIES
Due to custodian bank	—	166,693
Payable for securities purchased	—	7,576,335
Payable for daily variation on future contracts	—	—
Shareholder redemptions payable	220,101	420,319
Payable to the Adviser	318,546	615,972
Accrued expenses	99,923	129,854

TOTAL LIABILITIES	638,570	8,909,173

NET ASSETS	$949,550,093	$2,060,113,232

NUMBER OF SHARES OUTSTANDING (Note 5)	98,461,581	165,444,728

NET ASSET VALUES, offering and redemption price per share	$9.64	$12.45

COMPONENTS OF NET ASSETS
Paid-in capital	$1,015,194,229	$2,300,087,414
Total Distributable Earnings (Loss) (Notes 2 and 6)	(65,644,136)	(239,974,182)

NET ASSETS	$949,550,093	$2,060,113,232

The accompanying notes are an integral part of these financial statements.

(This page has been left blank intentionally.)

MoA FUNDS

STATEMENTS OF OPERATIONS

For the year ended December 31, 2023

	Equity Index Fund		All America Fund		Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
INVESTMENT INCOME
Dividends (Note 2 and 4)	$78,832,625	(a)	$4,615,918	(a)	$9,580,620	$2,590,459 (a)	$3,465,243	(a)
Interest	3,132,492		271,772		657,548	446,443	4,868

Total investment income	81,965,117		4,887,690		10,238,168	3,036,902	3,470,111

EXPENSES
Investment advisory fees (Note 3)	3,595,915		1,152,322		2,928,843	3,152,220	136,643

Other operating expenses (Note 3)
Fund administration expenses	594,856		96,611		110,395	113,308	88,225
Shareholders reports	8,908		8,755		9,099	9,063	8,870
Custodian expenses	48,457		32,671		17,770	19,067	24,691
Transfer agent fees	66,504		11,798		10,790	12,467	3,625
Independent directors’ fees and expenses	137,020		18,480		21,569	22,714	15,726
Professional fees	50,787		48,022		48,021	48,021	50,787
Legal and Compliance	227,024		12,195		35,817	43,830	8,081
Administrative	931,881		55,378		77,578	80,945	35,609
Licenses	1,075,692		62,363		—	—	38,693
Fees and registration	134,929		27,241		34,953	34,973	33,375
Miscellaneous fees	21,050		3,601		3,041	4,107	2,038

Total operating expenses	3,297,108		377,115		369,033	388,495	309,720

Total expenses before reimbursement	6,893,023		1,529,437		3,297,876	3,540,715	446,363
Fee waiver and expense reimbursement (Note 3)	(199,756)		(11,652)		(15,546)	(16,214)	(189,470)

Net expenses	6,693,267		1,517,785		3,282,330	3,524,501	256,893

Net Investment Income (Loss)	75,271,850		3,369,905		6,955,838	(487,599)	3,213,218

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS (Note 2)
Net realized gain (loss) on:
Investment securities (Note 2 and 4)	225,760,937		21,640,281		6,761,421	5,352,858	3,345,321
Futures contracts (Note 2)	8,538,175		315,579		—	—	—
Foreign currency translation	—		—		—	—	—
Gain distributions from MoA Funds (Note 4)	—		—		—	—	—

	234,299,112		21,955,860		6,761,421	5,352,858	3,345,321

Change in net unrealized appreciation (depreciation) of:
Investment securities (Note 2 and 4)	796,017,423		27,770,546		22,652,196	56,274,192	21,369,619
Futures contracts (Note 2)	4,612,338		170,621		—	—	—
Foreign currency translation	—		32		—	—	—

	800,629,761		27,941,199		22,652,196	56,274,192	21,369,619

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	1,034,928,873		49,897,059		29,413,617	61,627,050	24,714,940

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,110,200,723		$53,266,964		$36,369,455	$61,139,451	$27,928,158

(a)	Net of foreign taxes as follows:

Equity Index Fund	$20,762
All America Fund	$1,009
Small Cap Growth Fund	$1,409
Small Cap Equity Index Fund	$2,971
International Fund	$5,264,754
Catholic Values Index Fund	$312

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund	Mid Cap Equity Index Fund	Balanced Fund	International Fund	Catholic Values Index Fund		Retirement Income Fund	Clear Passage 2015 Fund	Clear Passage 2020 Fund

$2,585,262	$26,268,729	$2,214,435	$49,669,704 (a)	$80,843	(a)	$5,210,748	$2,811,694	$12,675,559
179,071	932,201	2,552,988	2,767,011	198		—	—	10

2,764,333	27,200,930	4,767,423	52,436,715	81,041		5,210,748	2,811,694	12,675,569

648,244	1,145,670	726,464	991,782	7,545		101,865	54,983	244,319

76,020	262,022	95,829	218,340	20,113		44,447	41,275	50,591
9,103	8,948	8,794	8,965	8,871		9,119	9,003	9,003
16,095	33,585	17,892	72,058	16,541		29,551	26,597	39,668
5,482	27,282	7,881	8,583	1,357		8,658	5,357	19,504
13,705	55,730	15,579	46,103	10,679		26,244	26,244	26,244
48,035	50,787	49,335	51,486	45,994		39,875	39,754	39,754
6,138	89,447	9,497	71,201	604		12,574	7,426	32,313
23,891	292,703	35,720	260,086	1,010		30,386	16,310	72,433
—	290,655	—	—	15,000		—	—	—
20,755	50,639	17,197	67,866	18,254		27,477	16,241	41,682
2,179	10,476	2,524	2,840	1,766		2,349	2,153	3,607

221,403	1,172,274	260,248	807,528	140,189		230,680	190,360	334,799

869,647	2,317,944	986,712	1,799,310	147,734		332,545	245,343	579,118
(4,946)	(58,146)	(7,296)	(54,432)	(136,883)		(8,103)	(4,349)	(19,315)

864,701	2,259,798	979,416	1,744,878	10,851		324,442	240,994	559,803

1,899,632	24,941,132	3,788,007	50,691,837	70,190		4,886,306	2,570,700	12,115,766

4,175,249	105,248,645	8,019,421	(49,172,526)	82,259		(5,167,342)	(477,790)	(3,035,510)
—	(1,103,415)	—	1,286,716	—		—	—	—
—	—	—	(265,370)	—		—	—	—
—	—	—	—	—		2,240,427	1,274,719	6,748,143

4,175,249	104,145,230	8,019,421	(48,151,180)	82,259		(2,926,915)	796,929	3,712,633

5,967,408	98,257,996	13,578,314	232,042,001	1,010,543		17,208,934	7,589,493	39,233,618
—	949,340	—	2,187,985	—		—	—	—
—	—	—	179,429	—		—	—	—

5,967,408	99,207,336	13,578,314	234,409,415	1,010,543		17,208,934	7,589,493	39,233,618

10,142,657	203,352,566	21,597,735	186,258,235	1,092,802		14,282,019	8,386,422	42,946,251

$12,042,289	$228,293,698	$25,385,742	$236,950,072	$1,162,992		$19,168,325	$10,957,122	$55,062,017

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

STATEMENTS OF OPERATIONS (Continued)

For the year ended December 31, 2023

	Clear Passage 2025 Fund	Clear Passage 2030 Fund	Clear Passage 2035 Fund	Clear Passage 2040 Fund	Clear Passage 2045 Fund
INVESTMENT INCOME
Dividends (Note 2 and 4)	$28,015,642	$30,678,420	$28,279,639	$23,251,631	$23,750,706
Interest	21	25	23	19	20

Total investment income	28,015,663	30,678,445	28,279,662	23,251,650	23,750,726

EXPENSES
Investment advisory fees (Note 3)	540,358	599,661	556,957	465,231	479,344

Other operating expenses (Note 3)
Fund administration expenses	65,898	68,721	66,578	62,043	62,732
Shareholders reports	9,003	9,003	9,001	9,001	9,003
Custodian expenses	55,201	57,891	55,567	49,770	51,083
Transfer agent fees	39,864	42,559	39,192	32,629	33,631
Independent directors’ fees and expenses	26,244	26,244	26,244	26,244	26,244
Professional fees	39,754	39,754	39,280	39,280	39,280
Legal and Compliance	64,979	67,423	60,924	50,109	49,031
Administrative	163,570	185,055	173,626	145,246	149,633
Licenses	—	—	—	—	—
Fees and registration	48,416	60,483	84,007	66,798	54,260
Miscellaneous fees	5,170	5,168	4,731	4,266	4,349

Total operating expenses	518,099	562,301	559,150	485,386	479,246

Total expenses before reimbursement	1,058,457	1,161,962	1,116,107	950,617	958,590
Fee waiver and expense reimbursement (Note 3)	(43,619)	(49,348)	(46,301)	(38,732)	(39,902)

Net expenses	1,014,838	1,112,614	1,069,806	911,885	918,688

Net Investment Income (Loss)	27,000,825	29,565,831	27,209,856	22,339,765	22,832,038

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS (Note 2)
Net realized gain (loss) on:
Investment securities (Note 2 and 4)	4,550,051	17,957,272	14,285,399	14,935,922	14,278,557
Futures contracts (Note 2)	—	—	—	—	—
Foreign currency translation	—	—	—	—	—
Gain distributions from MoA Funds (Note 4)	18,559,697	24,812,075	28,990,228	27,354,931	29,226,488

	23,109,748	42,769,347	43,275,627	42,290,853	43,505,045

Change in net unrealized appreciation (depreciation) of:
Investment securities (Note 2 and 4)	88,078,173	98,615,265	108,464,009	97,973,374	107,248,024
Futures contracts (Note 2)	—	—	—	—	—
Foreign currency translation	—	—	—	—	—

	88,078,173	98,615,265	108,464,009	97,973,374	107,248,024

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	111,187,921	141,384,612	151,739,636	140,264,227	150,753,069

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$138,188,746	$170,950,443	$178,949,492	$162,603,992	$173,585,107

The accompanying notes are an integral part of these financial statements.

Clear Passage 2050 Fund	Clear Passage 2055 Fund	Clear Passage 2060 Fund	Clear Passage 2065 Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund

$18,174,163	$9,700,059	$4,859,354	$1,318,215	$3,762,608	$9,091,624	$7,357,386	$—
15	8	—	—	—	15	12	22,934,576

18,174,178	9,700,067	4,859,354	1,318,215	3,762,608	9,091,639	7,357,398	22,934,576

368,610	193,838	94,912	24,742	—	—	—	670,008

57,360	48,776	43,952	40,604	43,328	48,265	46,474	101,381
9,003	9,003	9,002	9,001	9,031	9,032	9,032	9,143
45,391	36,928	31,724	27,673	25,632	31,752	31,825	18,216
25,849	13,688	6,929	2,454	7,180	15,695	12,820	7,713
26,244	26,244	26,244	26,244	26,244	26,244	26,244	20,922
39,280	39,280	39,280	39,280	39,875	39,875	39,885	44,765
38,957	18,839	8,035	1,402	10,577	25,280	19,956	23,486
115,619	61,597	31,009	8,650	23,633	58,783	48,725	93,696
—	—	—	—	—	—	—	—
57,925	46,398	38,541	31,922	20,262	16,872	19,478	57,899
3,675	1,575	2,048	1,780	2,323	3,179	2,863	1,601

419,303	302,328	236,764	189,010	208,085	274,977	257,302	378,822

787,913	496,166	331,676	213,752	208,085	274,977	257,302	1,048,830
(30,831)	(16,426)	(8,269)	(191,317)	(6,302)	(15,675)	(12,993)	(20,866)

757,082	479,740	323,407	22,435	201,783	259,302	244,309	1,027,964

17,417,096	9,220,327	4,535,947	1,295,780	3,560,825	8,832,337	7,113,089	21,906,612

15,791,439	2,493,648	(607,856)	(1,613,679)	(764,011)	8,253,968	7,972,440	19,453
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
23,297,046	12,913,439	6,773,185	1,964,180	2,155,786	9,875,756	10,363,957	—

39,088,485	15,407,087	6,165,329	350,501	1,391,775	18,129,724	18,336,397	19,453

78,824,585	46,935,365	24,876,342	7,896,117	11,860,687	28,967,265	26,593,289	(6,226)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

78,824,585	46,935,365	24,876,342	7,896,117	11,860,687	28,967,265	26,593,289	(6,226)

117,913,070	62,342,452	31,041,671	8,246,618	13,252,462	47,096,989	44,929,686	13,227

$135,330,166	$71,562,779	$35,577,618	$9,542,398	$16,813,287	$55,929,326	$52,042,775	$21,919,839

The accompanying notes are an integral part of these e portfolio schedules.

MoA FUNDS

STATEMENTS OF OPERATIONS (Continued)

For the year ended December 31, 2023

	Intermediate Bond Fund	Core Bond Fund
INVESTMENT INCOME
Dividends (Note 2 and 4)	$—	$—
Interest	25,385,974	63,717,723

Total investment income	25,385,974	63,717,723

EXPENSES
Investment advisory fees (Note 3)	3,555,754	7,341,824

Other operating expenses (Note 3)
Fund administration expenses	177,661	319,334
Shareholders reports	9,046	8,735
Custodian expenses	18,836	25,512
Transfer agent fees	10,355	18,036
Independent directors’ fees and expenses	34,571	61,284
Professional fees	54,830	54,830
Legal and Compliance	48,115	94,921
Administrative	178,142	376,216
Licenses	—	—
Fees and registration	44,593	102,196
Miscellaneous fees	2,993	4,758

Total operating expenses	579,142	1,065,822

Total expenses before reimbursement	4,134,896	8,407,646
Fee waiver and expense reimbursement (Note 3)	(36,648)	(77,506)

Net expenses	4,098,248	8,330,140

Net Investment Income (Loss)	21,287,726	55,387,583

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS (Note 2)
Net realized gain (loss) on:
Investment securities (Note 2 and 4)	(37,964,215)	(53,609,907)
Futures contracts (Note 2)	—	—
Foreign currency translation	—	—
Gain distributions from MoA Funds (Note 4)	—	—

	(37,964,215)	(53,609,907)

Change in net unrealized appreciation (depreciation) of:
Investment securities (Note 2 and 4)	58,344,928	95,878,693
Futures contracts (Note 2)	—	—
Foreign currency translation	—	—

	58,344,928	95,878,693

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	20,380,713	42,268,786

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,668,439	$97,656,369

The accompanying notes are an integral part of these financial statements.

(This page has been left blank intentionally.)

MoA FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31,

	Equity Index Fund		All America Fund
	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$75,271,850	$66,757,418	$3,369,905	$3,335,920
Net realized gain (loss) on investments, futures contracts and foreign currency translations	234,299,112	75,607,436	21,955,860	24,550,532
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency translations	800,629,761	(1,063,180,440)	27,941,199	(92,732,444)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,110,200,723	(920,815,586)	53,266,964	(64,845,992)

DISTRIBUTIONS (Notes 2 and 6)
From Distributable Earnings	(272,893,639)	(185,149,240)	(27,503,248)	(39,115,338)

Total distributions	(272,893,639)	(185,149,240)	(27,503,248)	(39,115,338)

CAPITAL TRANSACTIONS (Note 5)
Net proceeds from sale of shares	561,250,860	635,973,464	4,277,338	6,021,366
Dividends reinvested	272,885,172	185,143,439	27,498,410	39,107,389
Cost of shares redeemed	(801,125,488)	(376,392,969)	(39,538,366)	(34,443,027)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	33,010,544	444,723,934	(7,762,618)	10,685,728

INCREASE (DECREASE) IN NET ASSETS	870,317,628	(661,240,892)	18,001,098	(93,275,602)

NET ASSETS, BEGINNING OF YEAR	4,330,271,076	4,991,511,968	281,144,110	374,419,712

NET ASSETS, END OF YEAR	$5,200,588,704	$4,330,271,076	$299,145,208	$281,144,110

OTHER INFORMATION (Note 5):
Shares outstanding at the beginning of year	88,695,161	79,982,941	14,228,687	13,500,649

Shares sold	10,268,431	11,996,663	202,111	249,461
Shares issued as reinvestment of dividends	4,783,972	3,788,193	1,303,928	1,937,457
Shares redeemed	(14,526,659)	(7,072,636)	(1,870,106)	(1,458,880)

Net Increase (decrease)	525,744	8,712,220	(364,067)	728,038

Shares outstanding at the end of year	89,220,905	88,695,161	13,864,620	14,228,687

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund		Small Cap Growth Fund		Small Cap Equity Index Fund		Mid Cap Value Fund
2023	2022	2023	2022	2023	2022	2023	2022

$6,955,838	$5,737,695	$(487,599)	$(254,918)	$3,213,218	$2,343,852	$1,899,632	$1,679,484

6,761,421	29,653,968	5,352,858	1,473,274	3,345,321	4,524,929	4,175,249	4,786,931

22,652,196	(90,285,803)	56,274,192	(188,322,716)	21,369,619	(31,708,157)	5,967,408	(21,442,122)

36,369,455	(54,894,140)	61,139,451	(187,104,360)	27,928,158	(24,839,376)	12,042,289	(14,975,707)

(24,891,911)	(42,397,172)	(313,463)	(22,756,978)	(5,743,901)	(11,085,072)	(3,979,115)	(10,349,334)

(24,891,911)	(42,397,172)	(313,463)	(22,756,978)	(5,743,901)	(11,085,072)	(3,979,115)	(10,349,334)

34,984,683	31,065,090	22,355,063	29,129,955	38,912,496	79,506,672	69,168,632	20,410,945
24,890,500	42,394,879	313,463	22,756,989	5,743,901	11,085,071	3,979,115	10,349,334
(74,899,376)	(143,370,789)	(99,782,265)	(82,805,792)	(40,312,283)	(18,937,893)	(39,049,305)	(21,578,581)

(15,024,193)	(69,910,820)	(77,113,739)	(30,918,848)	4,344,114	71,653,850	34,098,442	9,181,698

(3,546,649)	(167,202,132)	(16,287,751)	(240,780,186)	26,528,371	35,729,402	42,161,616	(16,143,343)

412,923,185	580,125,317	432,377,475	673,157,661	178,505,676	142,776,274	114,984,161	131,127,504

$409,376,536	$412,923,185	$416,089,724	$432,377,475	$205,034,047	$178,505,676	$157,145,777	$114,984,161

30,715,648	35,118,423	39,257,270	41,508,728	19,649,648	12,322,568	7,347,633	6,825,903

2,597,500	2,043,565	1,886,345	2,330,039	4,143,071	8,005,433	4,533,937	1,122,650
1,869,933	3,122,953	27,691	2,055,916	588,376	1,221,648	248,803	662,555
(5,527,859)	(9,569,293)	(8,459,301)	(6,637,413)	(4,306,411)	(1,900,001)	(2,476,024)	(1,263,475)

(1,060,426)	(4,402,775)	(6,545,265)	(2,251,458)	425,036	7,327,080	2,306,716	521,730

29,655,222	30,715,648	32,712,005	39,257,270	20,074,684	19,649,648	9,654,349	7,347,633

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the years ended December 31,

	Mid Cap Equity Index Fund		Balanced Fund
	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$24,941,132	$27,506,284	$3,788,007	$3,506,628
Net realized gain (loss) on investments, futures contracts and foreign currency translations	104,145,230	142,009,087	8,019,421	5,868,516
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency translations	99,207,336	(440,596,004)	13,578,314	(35,422,109)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	228,293,698	(271,080,633)	25,385,742	(26,046,965)

DISTRIBUTIONS (Notes 2 and 6)
From Distributable Earnings	(127,782,556)	(213,584,975)	(11,120,619)	(12,277,737)

Total distributions	(127,782,556)	(213,584,975)	(11,120,619)	(12,277,737)

CAPITAL TRANSACTIONS (Note 5)
Net proceeds from sale of shares	129,626,886	165,253,302	5,512,608	6,725,476
Dividends reinvested	127,776,762	213,575,955	11,120,619	12,277,743
Cost of shares redeemed	(457,086,919)	(412,434,396)	(24,347,307)	(18,770,119)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(199,683,271)	(33,605,139)	(7,714,080)	233,100

INCREASE (DECREASE) IN NET ASSETS	(99,172,129)	(518,270,747)	6,551,043	(38,091,602)

NET ASSETS, BEGINNING OF YEAR	1,600,073,046	2,118,343,793	179,986,664	218,078,266

NET ASSETS, END OF YEAR	$1,500,900,917	$1,600,073,046	$186,537,707	$179,986,664

OTHER INFORMATION (Note 5):
Shares outstanding at the beginning of year	84,605,273	84,330,880	10,349,539	10,298,831

Shares sold	6,512,947	7,607,429	296,111	350,314
Shares issued as reinvestment of dividends	6,499,082	11,222,841	597,384	699,928
Shares redeemed	(22,963,637)	(18,555,877)	(1,329,108)	(999,534)

Net Increase (decrease)	(9,951,608)	274,393	(435,613)	50,708

Shares outstanding at the end of year	74,653,665	84,605,273	9,913,926	10,349,539

(a)

The 2022 Statement of Changes in Net Assets for the Clear Passage 2015 Fund includes a reclassification of $794,776 from Net realized gain (loss) on investments, futures contracts and foreign currency translations to Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency translations due to a prior year error related to incorrect cost relief on investments purchases and sales. Management has deemed the error to be immaterial to the financial statements taken as a whole.

(b)

In 2021, the Clear Passage 2015 Fund had accrued a non-recurring capital contribution from Mutual of America Capital Management LLC of $410,599 to reflect the estimated lost opportunity cost arising when a portion of the portfolio was uninvested. The 2022 amount disclosed includes adjustments to the prior accrual to record the final settlement amount of the capital contribution accrued as of December 31, 2021.

The accompanying notes are an integral part of these financial statements.

International Fund		Catholic Values Index Fund		Retirement Income Fund		Clear Passage 2015 Fund
2023	2022	2023	2022	2023	2022	2023	2022

$50,691,837	$46,678,953	$70,190	$58,426	$4,886,306	$3,274,990	$2,570,700	$1,898,167

(48,151,180)	(44,747,937)	82,259	24,194	(2,926,915)	1,806,071	796,929	3,071,036	(a)

234,409,415	(137,326,488)	1,010,543	(1,044,276)	17,208,934	(30,156,953)	7,589,493	(21,804,211	)(a)

236,950,072	(135,395,472)	1,162,992	(961,656)	19,168,325	(25,075,892)	10,957,122	(16,835,008)

(71,735,676)	(128,449,333)	(139,550)	(100,841)	(6,433,914)	(12,388,504)	(4,339,140)	(2,139,121)

(71,735,676)	(128,449,333)	(139,550)	(100,841)	(6,433,914)	(12,388,504)	(4,339,140)	(2,139,121)

190,924,234	221,811,724	687,494	859,469	33,437,306	39,814,630	11,046,350	9,303,328	(b)
71,735,676	128,449,290	139,550	100,841	6,433,914	12,388,511	4,339,140	2,139,115
(169,726,954)	(87,647,628)	(532,969)	(56,655)	(48,345,483)	(35,359,111)	(23,105,040)	(20,382,860)

92,932,956	262,613,386	294,075	903,655	(8,474,263)	16,844,030	(7,719,550)	(8,940,417)

258,147,352	(1,231,419)	1,317,517	(158,842)	4,260,148	(20,620,366)	(1,101,568)	(27,914,546)

1,201,579,326	1,202,810,745	4,419,639	4,578,481	203,099,552	223,719,918	112,597,948	140,512,494

$1,459,726,678	$1,201,579,326	$5,737,156	$4,419,639	$207,359,700	$203,099,552	$111,496,380	$112,597,948

166,036,582	129,918,710	402,782	325,700	19,840,515	18,254,992	13,852,904	14,861,652

24,538,784	27,911,844	54,609	72,909	3,145,079	3,590,949	1,301,857	1,095,325
9,317,776	19,471,161	10,659	9,179	603,501	1,194,992	516,862	260,784
(21,929,108)	(11,265,133)	(43,363)	(5,006)	(4,571,685)	(3,200,418)	(2,757,336)	(2,364,857)

11,927,452	36,117,872	21,905	77,082	(823,105)	1,585,523	(938,617)	(1,008,748)

177,964,034	166,036,582	424,687	402,782	19,017,410	19,840,515	12,914,287	13,852,904

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the years ended December 31,

	Clear Passage 2020 Fund		Clear Passage 2025 Fund
	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$12,115,766	$8,858,102	$27,000,825	$18,262,523
Net realized gain (loss) on investments, futures contracts and foreign currency translations	3,712,633	15,338,489	23,109,748	34,300,785
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency translations	39,233,618	(103,381,868)	88,078,173	(215,094,967)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	55,062,017	(79,185,277)	138,188,746	(162,531,659)

DISTRIBUTIONS (Notes 2 and 6)
From Distributable Earnings	(22,899,461)	(49,585,310)	(57,398,524)	(96,519,672)

Total distributions	(22,899,461)	(49,585,310)	(57,398,524)	(96,519,672)

CAPITAL TRANSACTIONS (Note 5)
Net proceeds from sale of shares	36,143,624	41,943,763	111,356,373	118,330,078
Dividends reinvested	22,899,461	49,585,216	57,398,524	96,519,684
Cost of shares redeemed	(103,471,027)	(80,257,248)	(177,368,777)	(101,936,666)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(44,427,942)	11,271,731	(8,613,880)	112,913,096

INCREASE (DECREASE) IN NET ASSETS	(12,265,386)	(117,498,856)	72,176,342	(146,138,235)

NET ASSETS, BEGINNING OF YEAR	503,605,922	621,104,778	1,056,669,652	1,202,807,887

NET ASSETS, END OF YEAR	$491,340,536	$503,605,922	$1,128,845,994	$1,056,669,652

OTHER INFORMATION (Note 5):
Shares outstanding at the beginning of year	52,737,634	51,097,902	96,200,741	86,096,717

Shares sold	3,625,135	3,986,082	9,635,433	9,767,196
Shares issued as reinvestment of dividends	2,295,120	5,112,152	4,945,749	8,677,602
Shares redeemed	(10,411,528)	(7,458,502)	(15,382,982)	(8,340,774)

Net Increase (decrease)	(4,491,273)	1,639,732	(801,800)	10,104,024

Shares outstanding at the end of year	48,246,361	52,737,634	95,398,941	96,200,741

The accompanying notes are an integral part of these financial statements.

Clear Passage 2030 Fund		Clear Passage 2035 Fund		Clear Passage 2040 Fund		Clear Passage 2045 Fund
2023	2022	2023	2022	2023	2022	2023	2022

$29,565,831	$18,777,079	$27,209,856	$17,150,547	$22,339,765	$14,155,671	$22,832,038	$14,581,490

42,769,347	41,263,510	43,275,627	46,769,231	42,290,853	47,408,339	43,505,045	54,579,823
98,615,265	(235,555,260)	108,464,009	(234,549,597)	97,973,374	(204,771,679)	107,248,024	(219,763,157)

170,950,443	(175,514,671)	178,949,492	(170,629,819)	162,603,992	(143,207,669)	173,585,107	(150,601,844)

(73,897,218)	(101,701,045)	(65,036,438)	(101,798,354)	(58,597,797)	(94,956,921)	(61,440,943)	(102,503,613)

(73,897,218)	(101,701,045)	(65,036,438)	(101,798,354)	(58,597,797)	(94,956,921)	(61,440,943)	(102,503,613)

144,218,851	141,688,771	155,310,004	154,214,764	126,765,781	115,247,483	106,970,849	122,719,931
73,897,218	101,701,037	65,036,438	101,798,362	58,597,797	94,956,926	61,440,943	102,503,596
(131,145,428)	(71,785,670)	(126,628,726)	(61,288,381)	(99,080,596)	(49,929,206)	(86,751,838)	(54,152,173)

86,970,641	171,604,138	93,717,716	194,724,745	86,282,982	160,275,203	81,659,954	171,071,354

184,023,866	(105,611,578)	207,630,770	(77,703,428)	190,289,177	(77,889,387)	193,804,118	(82,034,103)

1,125,050,615	1,230,662,193	1,023,438,526	1,101,141,954	847,535,616	925,425,003	874,820,682	956,854,785

$1,309,074,481	$1,125,050,615	$1,231,069,296	$1,023,438,526	$1,037,824,793	$847,535,616	$1,068,624,800	$874,820,682

94,524,726	80,707,269	83,915,573	68,807,569	69,936,961	57,286,669	73,598,703	59,930,841

11,410,972	10,813,700	11,913,020	11,350,693	9,714,297	8,483,166	8,327,566	9,168,287
5,831,430	8,474,692	4,969,516	8,289,115	4,464,920	7,757,340	4,764,609	8,532,986
(10,408,692)	(5,470,935)	(9,710,162)	(4,531,804)	(7,608,531)	(3,590,214)	(6,763,245)	(4,033,411)

6,833,710	13,817,457	7,172,374	15,108,004	6,570,686	12,650,292	6,328,930	13,667,862

101,358,436	94,524,726	91,087,947	83,915,573	76,507,647	69,936,961	79,927,633	73,598,703

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the years ended December 31,

	Clear Passage 2050 Fund		Clear Passage 2055 Fund
	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$17,417,096	$10,836,843	$9,220,327	$5,196,334
Net realized gain (loss) on investments, futures contracts and foreign currency translations	39,088,485	36,013,333	15,407,087	18,817,385
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency translations	78,824,585	(160,653,692)	46,935,365	(77,604,937)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	135,330,166	(113,803,516)	71,562,779	(53,591,218)

DISTRIBUTIONS (Notes 2 and 6)
From Distributable Earnings	(51,541,323)	(73,774,637)	(20,852,274)	(35,930,657)

Total distributions	(51,541,323)	(73,774,637)	(20,852,274)	(35,930,657)

CAPITAL TRANSACTIONS (Note 5)
Net proceeds from sale of shares	100,928,790	99,472,785	74,424,549	80,910,881
Dividends reinvested	51,541,323	73,774,639	20,852,274	35,930,653
Cost of shares redeemed	(71,231,167)	(38,406,860)	(34,565,212)	(18,082,783)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	81,238,946	134,840,564	60,711,611	98,758,751

INCREASE (DECREASE) IN NET ASSETS	165,027,789	(52,737,589)	111,422,116	9,236,876

NET ASSETS, BEGINNING OF YEAR	664,719,030	717,456,619	339,057,375	329,820,499

NET ASSETS, END OF YEAR	$829,746,819	$664,719,030	$450,479,491	$339,057,375

OTHER INFORMATION (Note 5):
Shares outstanding at the beginning of year	43,738,784	35,318,488	28,269,738	20,628,628

Shares sold	6,138,291	5,837,190	5,748,087	5,982,026
Shares issued as reinvestment of dividends	3,117,169	4,825,706	1,597,155	2,977,668
Shares redeemed	(4,325,683)	(2,242,600)	(2,664,071)	(1,318,584)

Net Increase (decrease)	4,929,777	8,420,296	4,681,171	7,641,110

Shares outstanding at the end of year	48,668,561	43,738,784	32,950,909	28,269,738

The accompanying notes are an integral part of these financial statements.

Clear Passage 2060 Fund		Clear Passage 2065 Fund		Conservative Allocation Fund		Moderate Allocation Fund
2023	2022	2023	2022	2023	2022	2023	2022

$4,535,947	$2,187,149	$1,295,780	$444,531	$3,560,825	$2,873,828	$8,832,337	$7,204,249

6,165,329	9,730,940	350,501	1,157,619	1,391,775	3,288,769	18,129,724	19,347,410

24,876,342	(33,691,165)	7,896,117	(4,822,240)	11,860,687	(30,924,059)	28,967,265	(93,669,040)

35,577,618	(21,773,076)	9,542,398	(3,220,090)	16,813,287	(24,761,462)	55,929,326	(67,117,381)

(9,588,157)	(16,336,340)	(2,176,121)	(2,365,513)	(5,593,392)	(12,728,856)	(25,506,727)	(45,633,222)

(9,588,157)	(16,336,340)	(2,176,121)	(2,365,513)	(5,593,392)	(12,728,856)	(25,506,727)	(45,633,222)

57,819,106	53,026,596	30,794,535	22,062,249	5,611,685	11,869,732	14,144,412	14,870,396
9,588,157	16,336,345	2,176,121	2,365,515	5,593,392	12,728,861	25,506,727	45,633,214
(14,836,038)	(6,821,447)	(6,788,364)	(1,949,777)	(25,961,885)	(26,437,392)	(59,891,956)	(42,068,962)

52,571,225	62,541,494	26,182,292	22,477,987	(14,756,808)	(1,838,799)	(20,240,817)	18,434,648

78,560,686	24,432,078	33,548,569	16,892,384	(3,536,913)	(39,329,117)	10,181,782	(94,315,955)

154,729,905	130,297,827	34,159,230	17,266,846	161,478,174	200,807,291	392,908,614	487,224,569

$233,290,591	$154,729,905	$67,707,799	$34,159,230	$157,941,261	$161,478,174	$403,090,396	$392,908,614

15,192,348	9,594,249	3,333,354	1,308,482	15,529,615	15,617,735	32,217,749	30,481,824

5,258,267	4,607,754	2,773,642	1,968,501	519,616	1,026,720	1,091,011	1,064,442
861,075	1,590,170	192,652	230,986	512,992	1,210,094	1,981,984	3,689,435
(1,342,922)	(599,825)	(607,353)	(174,615)	(2,406,254)	(2,324,934)	(4,675,646)	(3,017,952)

4,776,420	5,598,099	2,358,941	2,024,872	(1,373,646)	(88,120)	(1,602,651)	1,735,925

19,968,768	15,192,348	5,692,295	3,333,354	14,155,969	15,529,615	30,615,098	32,217,749

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the years ended December 31,

	Aggressive Allocation Fund		Money Market Fund
	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$7,113,089	$5,536,261	$21,906,612	$3,899,030
Net realized gain (loss) on investments, futures contracts and foreign currency translations	18,336,397	23,705,769	19,453	(201)
Change in net unrealized appreciation (depreciation) of investments, futures contracts and foreign currency translations	26,593,289	(87,924,840)	(6,226)	6,226

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,042,775	(58,682,810)	21,919,839	3,905,055

DISTRIBUTIONS (Notes 2 and 6)
From Distributable Earnings	(25,881,807)	(38,916,538)	(21,370,350)	(3,817,537)

Total distributions	(25,881,807)	(38,916,538)	(21,370,350)	(3,817,537)

CAPITAL TRANSACTIONS (Note 5)
Net proceeds from sale of shares	7,980,634	12,733,404	344,546,840	242,716,572
Dividends reinvested	25,881,807	38,916,528	21,369,066	3,817,303
Cost of shares redeemed	(37,193,382)	(31,720,638)	(114,942,828)	(84,949,245)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(3,330,941)	19,929,294	250,973,078	161,584,630

INCREASE (DECREASE) IN NET ASSETS	22,830,027	(77,670,054)	251,522,567	161,672,148

NET ASSETS, BEGINNING OF YEAR	312,707,303	390,377,357	334,876,915	173,204,767

NET ASSETS, END OF YEAR	$335,537,330	$312,707,303	$586,399,482	$334,876,915

OTHER INFORMATION (Note 5):
Shares outstanding at the beginning of year	23,506,156	21,851,624	28,299,649	14,644,716

Shares sold	567,811	838,326	29,040,621	20,512,662
Shares issued as reinvestment of dividends	1,847,936	2,873,739	1,804,718	322,789
Shares redeemed	(2,636,559)	(2,057,533)	(9,692,940)	(7,180,518)

Net Increase (decrease)	(220,812)	1,654,532	21,152,399	13,654,933

Shares outstanding at the end of year	23,285,344	23,506,156	49,452,048	28,299,649

The accompanying notes are an integral part of these financial statements.

Intermediate Bond Fund		Core Bond Fund
2023	2022	2023	2022

$21,287,726	$12,546,280	$55,387,583	$38,292,760

(37,964,215)	(3,628,211)	(53,609,907)	(31,728,018)

58,344,928	(79,715,539)	95,878,693	(261,110,491)

41,668,439	(70,797,470)	97,656,369	(254,545,749)

(20,734,790)	(12,745,495)	(56,075,190)	(41,632,736)

(20,734,790)	(12,745,495)	(56,075,190)	(41,632,736)

189,611,880	199,677,516	454,212,820	383,689,912
20,734,790	12,745,465	56,064,005	41,623,794
(160,132,833)	(116,023,185)	(332,811,407)	(336,827,436)

50,213,837	96,399,796	177,465,418	88,486,270

71,147,486	12,856,831	219,046,597	(207,692,215)

878,402,607	865,545,776	1,841,066,635	2,048,758,850

$949,550,093	$878,402,607	$2,060,113,232	$1,841,066,635

93,142,276	83,549,456	150,726,687	143,116,787

20,040,800	20,305,324	37,294,206	29,886,668
2,191,840	1,317,723	4,604,851	3,256,301
(16,913,335)	(12,030,227)	(27,181,016)	(25,533,069)

5,319,305	9,592,820	14,718,041	7,609,900

98,461,581	93,142,276	165,444,728	150,726,687

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Fund share outstanding throughout the five years ended December 31, 2023 (or since the Fund’s inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

	Equity Index Fund
	Years Ended December 31,
	2023	2022	2021	2020(e)	2019(e)

Net Asset Value, Beginning of Year	$48.82	$62.41	$51.15	$47.89	$37.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.87	0.79	0.73	0.92	0.81
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	11.79	(12.20)	13.70	7.52	10.88

Total From Investment Operations	12.66	(11.41)	14.43	8.44	11.69

Less Distributions
From Net Investment Income	(0.85)	(0.78)	(0.70)	(1.68)	(0.74)
From Net Realized Gains	(2.34)	(1.40)	(2.47)	(3.50)	(0.81)

Total Distributions	(3.19)	(2.18)	(3.17)	(5.18)	(1.55)

Net Asset Value, End of Year	$58.29	$48.82	$62.41	$51.15	$47.89

Total Return (%)(g)	26.12	(18.24)	28.50	18.20	31.31

Net Assets, End of Year ($ millions)	5,201	4,330	4,992	3,714	3,478

Ratio of Net Income (Loss) to Average Net Assets (%)	1.57	1.51	1.27	1.72	1.90

Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.14	0.14	0.13	0.15	0.13

Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.14	0.14	0.13	0.15	0.13

Portfolio Turnover Rate (%)(a)	4.07	3.14	7.01	5.77	3.01

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Target Date Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the MoA Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis.

(f)	Amount is less than $0.005 per share.

(g)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(h)	International Fund excludes the expenses of its ETF investments.

(i)	Amount is less than $0.00005 per share.

(j)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(k)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA	= Not Applicable.

The accompanying notes are an integral part of these financial statements.

All America Fund					Small Cap Value Fund
Years Ended December 31,					Years Ended December 31,
2023	2022	2021	2020(e)	2019(e)	2023	2022	2021	2020(e)	2019(e)

$19.76	$27.73	$24.18	$24.24	$20.50	$13.44	$16.52	$13.45	$15.11	$13.58

0.25	0.25	0.25	0.34	0.35	0.24	0.19	0.17	0.23	0.23
3.67	(5.21)	6.18	3.31	5.31	1.00	(1.83)	4.12	(1.03)	2.30

3.92	(4.96)	6.43	3.65	5.66	1.24	(1.64)	4.29	(0.80)	2.53

(0.24)	(0.25)	(0.20)	(0.63)	(0.30)	(0.22)	(0.18)	(0.09)	(0.41)	(0.13)
(1.86)	(2.76)	(2.68)	(3.08)	(1.62)	(0.66)	(1.26)	(1.13)	(0.45)	(0.87)

(2.10)	(3.01)	(2.88)	(3.71)	(1.92)	(0.88)	(1.44)	(1.22)	(0.86)	(1.00)

$21.58	$19.76	$27.73	$24.18	$24.24	$13.80	$13.44	$16.52	$13.45	$15.11

20.33	(17.70)	27.07	16.78	28.36	9.59	(9.82)	32.29	(4.01)	19.10

299	281	374	320	312	409	413	580	472	518

1.17	1.07	0.90	1.33	1.43	1.78	1.15	1.03	1.90	1.68

0.53	0.54	0.49	0.52	0.49	0.84	0.82	0.80	0.82	0.81

0.53	0.54	0.49	0.52	0.49	0.84	0.82	0.80	0.82	0.81

31.84	19.24	19.84	24.07	26.06	22.33	8.40	33.93	42.64	43.17

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

FINANCIAL HIGHLIGHTS (Continued)

	Small Cap Growth Fund
	Years Ended December 31,
	2023	2022	2021	2020(e)	2019(e)

Net Asset Value, Beginning of Year	$11.01	$16.22	$17.53	$14.63	$12.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	(0.01)	(0.01)	(0.03)	(0.02)	0.02
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	1.73	(4.60)	1.74	6.01	3.24

Total From Investment Operations	1.72	(4.61)	1.71	5.99	3.26

Less Distributions
From Net Investment Income	—	—	(0.01)	(0.06)	(0.01)
From Net Realized Gains	(0.01)	(0.60)	(3.01)	(3.03)	(1.24)
Return of Capital	—	—	—	—	—

Total Distributions	(0.01)	(0.60)	(3.02)	(3.09)	(1.25)

Net Asset Value, End of Year	$12.72	$11.01	$16.22	$17.53	$14.63

Total Return (%)(g)	15.63	(28.37)	10.38	43.31	26.59
Net Assets, End of Year ($ millions)	416	432	673	667	609
Ratio of Net Income (Loss) to Average Net Assets (%)	(0.12)	(0.05)	(0.24)	(0.17)	0.17
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.84	0.83	0.80	0.81	0.81
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.84	0.83	0.80	0.81	0.81
Portfolio Turnover Rate (%)(a)	49.48	61.61	45.18	70.58	56.25

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Target Date Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the MoA Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis.

(f)	Amount is less than $0.005 per share.

(g)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(h)	International Fund excludes the expenses of its ETF investments.

(i)	Amount is less than $0.00005 per share.

(j)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(k)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Small Cap Equity Index Fund					Mid Cap Value Fund
Years Ended December 31,					Years Ended December 31,
2023	2022	2021	2020(e)	2019(e)	2023	2022	2021	2020(e)	2019(e)

$9.08	$11.59	$10.74	$9.93	$8.28	$15.65	$19.21	$15.53	$16.36	$13.39

0.16	0.13	0.16	0.07	0.14	0.23	0.23	0.26	0.44	0.29
1.26	(2.03)	2.62	0.94	1.72	0.85	(2.32)	5.01	(0.14)	3.28

1.42	(1.90)	2.78	1.01	1.86	1.08	(2.09)	5.27	0.30	3.57

(0.15)	(0.12)	(0.15)	(0.07)	(0.13)	(0.20)	(0.29)	(0.14)	(0.53)	(0.21)
(0.14)	(0.49)	(1.78)	(0.13)	(0.08)	(0.25)	(1.18)	(1.45)	(0.48)	(0.39)
—	—	—	—	—	—	—	—	(0.12)	—

(0.29)	(0.61)	(1.93)	(0.20)	(0.21)	(0.45)	(1.47)	(1.59)	(1.13)	(0.60)

$10.21	$9.08	$11.59	$10.74	$9.93	$16.28	$15.65	$19.21	$15.53	$16.36

15.87	(16.31)	26.56	10.62	22.40	6.96	(10.67)	34.35	2.82	27.04
205	179	143	107	29	157	115	131	90	99
1.76	1.54	1.29	1.51	1.50	1.61	1.34	1.47	2.96	1.85
0.24	0.25	0.25	0.39	0.42	0.74	0.70	0.65	0.74	0.66
0.14	0.14	0.14	0.12	0.14	0.73	0.70	0.65	0.74	0.66
43.99	29.55	69.91	42.67	97.06	29.02	11.44	23.84	23.65	17.65

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

FINANCIAL HIGHLIGHTS (Continued)

	Mid Cap Equity Index Fund
	Years Ended December 31,
	2023	2022	2021	2020(e)	2019(e)

Net Asset Value, Beginning of Year	$18.91	$25.12	$23.07	$22.45	$19.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.34	0.36	0.33	0.32	0.33
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	2.66	(3.76)	5.21	2.37	4.57

Total From Investment Operations	3.00	(3.40)	5.54	2.69	4.90

Less Distributions
From Net Investment Income	(0.28)	(0.31)	(0.30)	(0.59)	(0.27)
From Net Realized Gains	(1.53)	(2.50)	(3.19)	(1.48)	(1.49)
Return of Capital	—	—	—	—	—

Total Distributions	(1.81)	(2.81)	(3.49)	(2.07)	(1.76)

Net Asset Value, End of Year	$20.10	$18.91	$25.12	$23.07	$22.45

Total Return (%)(g)	16.25	(13.23)	24.56	13.50	26.01
Net Assets, End of Year ($ millions)	1,501	1,600	2,118	1,856	1,681
Ratio of Net Income (Loss) to Average Net Assets (%)	1.63	1.58	1.24	1.56	1.67
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.15	0.16	0.14	0.15	0.13
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.15	0.16	0.14	0.15	0.13
Portfolio Turnover Rate (%)(a)	19.60	19.54	25.62	13.14	14.30

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Target Date Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the MoA Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis.

(f)	Amount is less than $0.005 per share.

(g)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(h)	International Fund excludes the expenses of its ETF investments.

(i)	Amount is less than $0.00005 per share.

(j)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(k)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Balanced Fund
Years Ended December 31,
2023	2022	2021	2020(e)	2019(e)

$17.39	$21.18	$19.16	$18.68	$16.75

0.39	0.35	0.32	0.37	0.39
2.21	(2.91)	2.80	1.75	2.78

2.60	(2.56)	3.12	2.12	3.17

(0.40)	(0.36)	(0.32)	(0.77)	(0.41)
(0.77)	(0.87)	(0.78)	(0.87)	(0.83)
—	—	—	—	—

(1.17)	(1.23)	(1.10)	(1.64)	(1.24)

$18.82	$17.39	$21.18	$19.16	$18.68

15.07	(12.02)	16.48	11.77	19.37
187	180	218	191	194
2.09	1.81	1.53	1.76	2.12
0.54	0.54	0.46	0.54	0.50
0.54	0.54	0.46	0.54	0.50
50.33	25.01	23.68	38.58	41.92

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

FINANCIAL HIGHLIGHTS (Continued)

	International Fund

	Years Ended December 31,
	2023	2022	2021	2020(e)	2019(e)

Net Asset Value, Beginning of Year	$7.24	$9.26	$9.34	$9.05	$7.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.29	0.31	0.20	0.14	0.23
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	1.09	(1.44)	0.74	0.56	1.36

Total From Investment Operations	1.38	(1.13)	0.94	0.70	1.59

Less Distributions
From Net Investment Income	(0.42)	(0.23)	(0.16)	(0.38)	(0.20)
From Net Realized Gains	—	(0.66)	(0.86)	(0.03)	—
Return of Capital	—	—	—	— (f)	—

Total Distributions	(0.42)	(0.89)	(1.02)	(0.41)	(0.20)

Net Asset Value, End of Year	$8.20	$7.24	$9.26	$9.34	$9.05

Total Return (%)(g)	19.55	(11.09)	10.37	8.19	21.01
Net Assets, End of Year ($ millions)	1,460	1,202	1,203	940	720
Ratio of Net Income (Loss) to Average Net Assets (%)	3.83	4.10	2.05	2.20	3.26
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)(h)	0.14	0.13	0.12	0.13	0.12
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)(h)	0.13	0.13	0.12	0.13	0.12
Portfolio Turnover Rate (%)(a)	20.14	18.25	123.53	4.69	3.61

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Target Date Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the MoA Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis.

(f)	Amount is less than $0.005 per share.

(g)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(h)	International Fund excludes the expenses of its ETF investments.

(i)	Amount is less than $0.00005 per share.

(j)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(k)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Catholic Values Index Fund					Retirement Income Fund
Years Ended December 31,			Period Ended December 31, 2020(j)		Years Ended December 31,
2023	2022	2021			2023	2022	2021	2020(e)	2019(e)

$10.97	$14.06	$11.17	$10.00		$10.24	$12.26	$12.09	$12.09	$11.18

0.17	0.15	0.15	0.04		0.26	0.17	0.15	0.41	0.18
2.71	(2.98)	3.07	1.17		0.74	(1.54)	0.54	0.49	1.14

2.88	(2.83)	3.22	1.21		1.00	(1.37)	0.69	0.90	1.32

(0.17)	(0.15)	(0.14)	(0.04)		(0.26)	(0.17)	(0.16)	(0.60)	(0.20)
(0.17)	(0.11)	(0.19)	—	(f)	(0.08)	(0.48)	(0.36)	(0.30)	(0.21)
—	—	—	—		—	—	—	—	—

(0.34)	(0.26)	(0.33)	(0.04)		(0.34)	(0.65)	(0.52)	(0.90)	(0.41)

$13.51	$10.97	$14.06	$11.17		$10.90	$10.24	$12.26	$12.09	$12.09

26.37	(20.10)	28.99	12.12	(b)	9.91	(11.12)	5.77	7.59	11.85
6	4	5	3		207	203	224	193	138
1.39	1.36	1.16	1.57	(c)	2.40	1.58	1.22	4.25	1.87
2.94	2.53	2.14	2.18	(c)	0.16	0.13	0.11	0.11	0.12
0.22	0.22	0.22	0.15	(c)	0.16	0.13	0.11	0.11	0.12
25.23	13.48	9.54	16.38	(b)	25.22	32.16	28.07	23.13	10.49

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

FINANCIAL HIGHLIGHTS (Continued)

	Clear Passage 2015 Fund
	Years Ended December 31,
	2023	2022		2021	2020(e)	2019(e)

Net Asset Value, Beginning of Year	$8.13	$9.45		$9.90	$10.49	$9.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.20	0.13		0.13	0.39	0.20
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	0.65	(1.27)		0.63	0.37	1.27

Total From Investment Operations	0.85	(1.14)		0.76	0.76	1.47

Less Distributions
From Net Investment Income	(0.21)	(0.13)		(0.15)	(0.59)	(0.22)
From Net Realized Gains	(0.14)	(0.02)		(1.09)	(0.76)	(0.49)

Total Distributions	(0.35)	(0.15)		(1.24)	(1.35)	(0.71)

Capital Contribution from Adviser	—	(0.03	)(l)	0.03 (l)	—	—

Net Asset Value, End of Year	$8.63	$8.13		$9.45	$9.90	$10.49

Total Return (%)(g)	10.55	(12.38)		8.11	7.65	15.34
Net Assets, End of Year ($ millions)	111	113		141	140	149
Ratio of Net Income (Loss) to Average Net Assets (%)	2.34	1.53		1.26	3.63	1.81
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.22	0.16		0.13	0.12	0.11
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.22	0.16		0.13	0.12	0.11
Portfolio Turnover Rate (%)(a)	19.08	24.14		24.63	25.28	13.69

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Target Date Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the MoA Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis.

(f)	Amount is less than $0.005 per share.

(g)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(h)	International Fund excludes the expenses of its ETF investments.

(i)	Amount is less than $0.00005 per share.

(j)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(k)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

(l)

In 2021, the Clear Passage 2015 Fund had accrued a non-recurring capital contribution from Mutual of America Capital Management LLC of $410,599 to reflect the estimated lost opportunity cost arising when a portion of the portfolio was uninvested. The 2022 amount disclosed includes adjustments to the prior accrual to record the final settlement amount of the capital contribution accrued as of December 31, 2021.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Clear Passage 2020 Fund					Clear Passage 2025 Fund
Years Ended December 31,					Years Ended December 31,
2023	2022	2021	2020(e)	2019(e)	2023	2022	2021	2020(e)	2019(e)

$9.55	$12.16	$11.84	$12.42	$11.25	$10.98	$13.97	$13.29	$13.65	$12.02

0.26	0.18	0.16	0.46	0.22	0.29	0.20	0.18	0.48	0.20
0.86	(1.78)	0.99	0.62	1.71	1.18	(2.11)	1.39	0.85	2.15

1.12	(1.60)	1.15	1.08	1.93	1.47	(1.91)	1.57	1.33	2.35

(0.26)	(0.18)	(0.20)	(0.70)	(0.23)	(0.29)	(0.21)	(0.23)	(0.72)	(0.23)
(0.23)	(0.83)	(0.63)	(0.96)	(0.53)	(0.33)	(0.87)	(0.66)	(0.97)	(0.49)

(0.49)	(1.01)	(0.83)	(1.66)	(0.76)	(0.62)	(1.08)	(0.89)	(1.69)	(0.72)

—	—	—	—	—	—	—	—	—	—

$10.18	$9.55	$12.16	$11.84	$12.42	$11.83	$10.98	$13.97	$13.29	$13.65

11.83	(13.06)	9.80	9.11	17.53	13.59	(13.56)	11.96	10.26	19.79
491	504	621	594	608	1,129	1,057	1,203	1,020	946
2.48	1.65	1.29	3.66	1.85	2.50	1.69	1.29	3.68	1.81
0.12	0.09	0.08	0.07	0.08	0.10	0.08	0.08	0.07	0.07
0.11	0.09	0.08	0.07	0.08	0.09	0.08	0.08	0.07	0.07
21.68	19.16	22.78	22.40	10.33	22.19	18.16	15.42	16.72	5.08

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

FINANCIAL HIGHLIGHTS (Continued)

	Clear Passage 2030 Fund
	Years Ended December 31,
	2023	2022	2021	2020(e)	2019(e)

Net Asset Value, Beginning of Year	$11.90	$15.25	$14.08	$14.32	$12.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.31	0.22	0.19	0.48	0.20
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	1.48	(2.40)	1.94	1.10	2.47

Total From Investment Operations	1.79	(2.18)	2.13	1.58	2.67

Less Distributions
From Net Investment Income	(0.31)	(0.22)	(0.26)	(0.73)	(0.22)
From Net Realized Gains	(0.46)	(0.95)	(0.70)	(1.09)	(0.49)

Total Distributions	(0.77)	(1.17)	(0.96)	(1.82)	(0.71)

Net Asset Value, End of Year	$12.92	$11.90	$15.25	$14.08	$14.32

Total Return (%)(g)	15.25	(14.14)	15.29	11.67	21.93
Net Assets, End of Year ($ millions)	1,309	1,125	1,231	981	854
Ratio of Net Income (Loss) to Average Net Assets (%)	2.46	1.67	1.25	3.67	1.71
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.10	0.08	0.08	0.07	0.07
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.09	0.08	0.08	0.07	0.07
Portfolio Turnover Rate (%)(a)	19.17	15.52	13.45	12.53	4.23

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Target Date Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the MoA Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis.

(f)	Amount is less than $0.005 per share.

(g)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(h)	International Fund excludes the expenses of its ETF investments.

(i)	Amount is less than $0.00005 per share.

(j)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(k)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Clear Passage 2035 Fund					Clear Passage 2040 Fund
Years Ended December 31,					Years Ended December 31,
2023	2022	2021	2020(e)	2019(e)	2023	2022	2021	2020(e)	2019(e)

$12.20	$16.00	$14.40	$14.59	$12.43	$12.12	$16.15	$14.44	$14.48	$12.23

0.31	0.23	0.20	0.48	0.19	0.31	0.23	0.20	0.47	0.18
1.76	(2.69)	2.34	1.25	2.70	1.93	(2.75)	2.64	1.37	2.74

2.07	(2.46)	2.54	1.73	2.89	2.24	(2.52)	2.84	1.84	2.92

(0.32)	(0.24)	(0.29)	(0.72)	(0.22)	(0.31)	(0.24)	(0.30)	(0.70)	(0.21)
(0.43)	(1.10)	(0.65)	(1.20)	(0.51)	(0.49)	(1.27)	(0.83)	(1.18)	(0.46)

(0.75)	(1.34)	(0.94)	(1.92)	(0.73)	(0.80)	(1.51)	(1.13)	(1.88)	(0.67)

$13.52	$12.20	$16.00	$14.40	$14.59	$13.56	$12.12	$16.15	$14.44	$14.48

17.26	(15.20)	17.84	12.61	23.62	18.87	(15.37)	19.89	13.43	24.25
1,231	1,023	1,101	846	712	1,038	848	925	708	587
2.44	1.70	1.25	3.67	1.64	2.40	1.69	1.22	3.59	1.59
0.10	0.08	0.08	0.07	0.08	0.10	0.08	0.08	0.07	0.08
0.10	0.08	0.08	0.07	0.08	0.10	0.08	0.08	0.07	0.08
18.50	16.15	8.93	11.53	3.33	18.97	10.97	11.55	12.53	2.38

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

FINANCIAL HIGHLIGHTS (Continued)

	Clear Passage 2045 Fund
	Years Ended December 31,
	2023	2022	2021	2020(e)	2019(e)

Net Asset Value, Beginning of Year	$11.89	$15.97	$14.28	$14.32	$12.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.30	0.22	0.19	0.45	0.18
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	1.99	(2.75)	2.71	1.34	2.75

Total From Investment Operations	2.29	(2.53)	2.90	1.79	2.93

Less Distributions
From Net Investment Income	(0.31)	(0.23)	(0.29)	(0.68)	(0.21)
From Net Realized Gains	(0.50)	(1.32)	(0.92)	(1.15)	(0.54)

Total Distributions	(0.81)	(1.55)	(1.21)	(1.83)	(0.75)

Net Asset Value, End of Year	$13.37	$11.89	$15.97	$14.28	$14.32

Total Return (%)(g)	19.64	(15.59)	20.57	13.31	24.54
Net Assets, End of Year ($ millions)	1,069	875	957	733	611
Ratio of Net Income (Loss) to Average Net Assets (%)	2.38	1.68	1.19	3.54	1.54
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.10	0.08	0.08	0.07	0.08
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.10	0.08	0.08	0.07	0.08
Portfolio Turnover Rate (%)(a)	14.87	13.09	11.96	10.77	2.56

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Target Date Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the MoA Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis.

(f)	Amount is less than $0.005 per share.

(g)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(h)	International Fund excludes the expenses of its ETF investments.

(j)	Amount is less than $0.00005 per share.

(i)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(j)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Clear Passage 2050 Fund					Clear Passage 2055 Fund
Years Ended December 31,					Years Ended December 31,
2023	2022	2021	2020(e)	2019(e)	2023	2022	2021	2020(e)	2019(e)

$15.20	$20.31	$17.92	$17.47	$14.64	$11.99	$15.99	$13.98	$13.31	$11.02

0.38	0.28	0.24	0.54	0.19	0.30	0.21	0.18	0.38	0.10
2.59	(3.52)	3.45	1.68	3.37	2.05	(2.77)	2.74	1.41	2.56

2.97	(3.24)	3.69	2.22	3.56	2.35	(2.56)	2.92	1.79	2.66

(0.39)	(0.29)	(0.38)	(0.81)	(0.23)	(0.30)	(0.23)	(0.29)	(0.57)	(0.12)
(0.73)	(1.58)	(0.92)	(0.96)	(0.50)	(0.37)	(1.21)	(0.62)	(0.55)	(0.25)

(1.12)	(1.87)	(1.30)	(1.77)	(0.73)	(0.67)	(1.44)	(0.91)	(1.12)	(0.37)

$17.05	$15.20	$20.31	$17.92	$17.47	$13.67	$11.99	$15.99	$13.98	$13.31

19.94	(15.66)	20.82	13.39	24.65	19.98	(15.77)	21.11	13.93	24.39
830	665	717	536	425	450	339	330	220	144
2.36	1.66	1.18	3.56	1.53	2.38	1.64	1.16	3.66	1.58
0.11	0.09	0.08	0.08	0.08	0.13	0.11	0.10	0.11	0.12
0.10	0.09	0.08	0.08	0.08	0.12	0.11	0.10	0.11	0.12
16.86	12.91	11.57	9.80	2.11	14.85	12.88	10.49	7.28	0.57

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

FINANCIAL HIGHLIGHTS (Continued)

	Clear Passage 2060 Fund

	Years Ended December 31,
	2023	2022	2021	2020(e)	2019(e)

Net Asset Value, Beginning of Year	$10.18	$13.58	$11.87	$11.12	$8.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.25	0.18	0.16	0.28	0.08
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	1.77	(2.34)	2.38	1.25	2.11

Total From Investment Operations	2.02	(2.16)	2.54	1.53	2.19

Less Distributions
From Net Investment Income	(0.25)	(0.19)	(0.26)	(0.42)	(0.01)
From Net Realized Gains	(0.27)	(1.05)	(0.57)	(0.36)	(0.01)

Total Distributions	(0.52)	(1.24)	(0.83)	(0.78)	(0.02)

Net Asset Value, End of Year	$11.68	$10.18	$13.58	$11.87	$11.12

Total Return (%)(g)	20.19	(15.72)	21.60	14.08	24.53
Net Assets, End of Year ($ millions)	233	155	130	72	30
Ratio of Net Income (Loss) to Average Net Assets (%)	2.39	1.62	1.25	4.14	1.95
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.17	0.17	0.16	0.22	0.51
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.17	0.17	0.05	0.05	0.05
Portfolio Turnover Rate (%)(a)	12.15	12.95	14.26	6.7	1.73

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Target Date Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the MoA Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis.

(f)	Amount is less than $0.005 per share.

(g)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(h)	International Fund excludes the expenses of its ETF investments.

(i)	Amount is less than $0.00005 per share.

(j)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(k)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Clear Passage 2065 Fund					Conservative Allocation Fund
Years Ended December 31,			Period Ended December 31, 2020(e)(k)		Years Ended December 31,
2023	2022	2021			2023	2022	2021	2020(e)	2019(e)

$10.25	$13.20	$11.45	$10.00		$10.40	$12.86	$12.67	$12.71	$11.65

0.26	0.18	0.16	0.22		0.25	0.19	0.18	0.48	0.24
1.81	(2.26)	2.31	1.59		0.91	(1.80)	0.80	0.67	1.38

2.07	(2.08)	2.47	1.81		1.16	(1.61)	0.98	1.15	1.62

(0.26)	(0.19)	(0.26)	(0.24)		(0.26)	(0.19)	(0.20)	(0.74)	(0.26)
(0.17)	(0.68)	(0.46)	(0.12)		(0.14)	(0.66)	(0.59)	(0.45)	(0.30)

(0.43)	(0.87)	(0.72)	(0.36)		(0.40)	(0.85)	(0.79)	(1.19)	(0.56)

$11.89	$10.25	$13.20	$11.45		$11.16	$10.40	$12.86	$12.67	$12.71

20.50	(15.54)	21.73	18.16	(b)	11.22	(12.44)	7.82	9.32	13.99
68	34	17	3		158	161	201	188	178
2.62	1.88	1.44	3.4	(b)	2.24	1.63	1.36	3.81	2.07
0.43	0.63	1.15	4.61	(c)	0.13	0.08	0.06	0.06	0.05
0.05	0.05	0.05	0.05	(c)	0.13	0.08	0.06	0.06	0.05
17.62	16.45	28.1	10.76	(b)	12.65	10.16	16.91	10.07	9.54

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

FINANCIAL HIGHLIGHTS (Continued)

	Moderate Allocation Fund
	Years Ended December 31,
	2023	2022	2021	2020(e)	2019(e)

Net Asset Value, Beginning of Year	$12.20	$15.98	$15.14	$15.51	$13.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.30	0.24	0.22	0.58	0.29
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	1.53	(2.49)	1.90	1.13	2.32

Total From Investment Operations	1.83	(2.25)	2.12	1.71	2.61

Less Distributions
From Net Investment Income	(0.30)	(0.24)	(0.28)	(0.89)	(0.31)
From Net Realized Gains	(0.56)	(1.29)	(1.00)	(1.19)	(0.64)

Total Distributions	(0.86)	(1.53)	(1.28)	(2.08)	(0.95)

Net Asset Value, End of Year	$13.17	$12.20	$15.98	$15.14	$15.51

Total Return (%)(g)	15.34	(13.91)	14.19	11.67	19.15
Net Assets, End of Year ($ millions)	403	393	487	444	433
Ratio of Net Income (Loss) to Average Net Assets (%)	2.25	1.71	1.34	3.69	1.91
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.07	0.04	0.03	0.03	0.03
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.07	0.04	0.03	0.03	0.03
Portfolio Turnover Rate (%)(a)	12.56	8.74	14.83	10.69	8.40

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Target Date Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the MoA Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis.

(f)	Amount is less than $0.005 per share.

(g)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(h)	International Fund excludes the expenses of its ETF investments.

(i)	Amount is less than $0.00005 per share.

(j)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(k)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Aggressive Allocation Fund
Years Ended December 31,
2023	2022	2021	2020(e)	2019(e)

$13.30	$17.86	$16.80	$17.36	$15.30

0.32	0.26	0.23	0.59	0.29
1.94	(3.02)	2.78	1.60	3.10

2.26	(2.76)	3.01	2.19	3.39

(0.32)	(0.27)	(0.35)	(0.92)	(0.33)
(0.83)	(1.53)	(1.60)	(1.83)	(1.00)

(1.15)	(1.80)	(1.95)	(2.75)	(1.33)

$14.41	$13.30	$17.86	$16.80	$17.36

17.52	(15.24)	18.21	13.72	22.74
336	313	390	337	320
2.21	1.66	1.22	3.50	1.69
0.08	0.05	0.04	0.04	0.04
0.08	0.05	0.04	0.04	0.04
10.51	9.54	13.06	10.23	9.06

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

FINANCIAL HIGHLIGHTS (Continued)

	Money Market Fund
	Years Ended December 31,
	2023		2022	2021	2020(e)	2019(e)

Net Asset Value, Beginning of Year	$11.833		$11.827	$11.852	$12.315	$12.2150

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.559		0.157	(0.020)	0.185	0.3293
Net Realized and Unrealized Gains (Losses) on Investments, Futures Contracts and Foreign Currency Translations	0.015		0.003	(0.005)	(0.148)	(0.0838)

Total From Investment Operations	0.574		0.160	(0.025)	0.037	0.2455

Less Distributions
From Net Investment Income	(0.549)		(0.154)	—	(0.499)	(0.1457)
From Net Realized Gains	—	(I)	—	—	(0.001)	— (i)
Return of Capital	—		—	—	— (l)	—

Total Distributions	(0.549)		(0.154)	—	(0.500)	(0.1457)

Net Asset Value, End of Year	$11.858		$11.833	$11.827	$11.852	$12.3148

Total Return (%)(g)	4.99		1.31	(0.17)	0.28	2.01
Net Assets, End of Year ($ millions)	586		335	173	122	154
Ratio of Net Income (Loss) to Average Net Assets (%)	4.90		1.71	(0.20)	0.40	2.02
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.23		0.24	0.26	0.27	0.24
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.23		0.24	0.26	0.27	0.24
Portfolio Turnover Rate (%)(a)	NA		NA	NA	NA	NA

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Target Date Funds exclude expenses of the underlying funds.

(e)

On September 25, 2020, the MoA Funds, with the exception of the Catholic Values Index Fund which commenced operations on September 30, 2020, had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis.

(f)	Amount is less than $0.005 per share.

(g)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. For variable annuity owners or participants in a group variable annuity, the total return does not reflect the effect of fees and charges associated with your variable annuity contract and does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(h)	International Fund excludes the expenses of its ETF investments.

(i)	Amount is less than $0.00005 per share.

(j)	For the period September 30, 2020 (commencement of operations) through December 31, 2020.

(k)	For the period August 3, 2020 (commencement of operations) through December 31, 2020.

(l)	Amount is less than $0.0005 per share.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Intermediate Bond Fund					Core Bond Fund
Years Ended December 31,					Years Ended December 31,
2023	2022	2021	2020(e)	2019(e)	2023	2022	2021	2020(e)	2019(e)

$9.43	$10.36	$10.79	$10.63	$10.24	$12.21	$14.32	$15.01	$14.77	$14.07

0.22	0.14	0.14	0.15	0.21	0.36	0.27	0.23	0.28	0.35
0.21	(0.93)	(0.36)	0.39	0.41	0.24	(2.09)	(0.60)	0.67	0.72

0.43	(0.79)	(0.22)	0.54	0.62	0.60	(1.82)	(0.37)	0.95	1.07

(0.22)	(0.14)	(0.14)	(0.38)	(0.23)	(0.36)	(0.29)	(0.27)	(0.70)	(0.37)
—	— (f)	(0.07)	— (f)	—	—	—	(0.05)	(0.01)	—
—	—	—	—	—	—	—	—	— (f)	—

(0.22)	(0.14)	(0.21)	(0.38)	(0.23)	(0.36)	(0.29)	(0.32)	(0.71)	(0.37)

$9.64	$9.43	$10.36	$10.79	$10.63	$12.45	$12.21	$14.32	$15.01	$14.77

4.62	(7.66)	(2.02)	5.05	6.04	5.03	(12.79)	(2.45)	6.40	7.65
950	878	866	829	672	2,060	1,841	2,049	1,873	1,574
2.39	1.42	1.32	1.79	2.26	2.94	2.07	1.56	2.03	2.70
0.47	0.45	0.44	0.46	0.45	0.45	0.43	0.43	0.45	0.44
0.46	0.45	0.44	0.46	0.45	0.44	0.43	0.43	0.45	0.44
50.30	21.07	17.57	10.72	19.47	34.81	33.44	31.53	28.98	13.36

The accompanying notes are an integral part of these financial statements.

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

1.	ORGANIZATION

MoA Funds Corporation (formerly, Mutual of America Investment Corporation; the “Investment Company”) is a diversified, open-end management investment company — a type of company commonly known as a “mutual fund.” It is registered under the Investment Company Act of 1940. The Investment Company was formed on February 21, 1986 as a Maryland corporation and offers its shares to various types of investors, including separate accounts of affiliated insurance companies. The Investment Company issues separate series of capital stock, each of which represents a separate Fund (collectively, “the Funds”). The financial statements for each of the Funds are contained within this report.

The Investment Company changed its name to the MoA Funds Corporation on October 16, 2023. In connection with this change, each Fund changed its name as follows:

Former Fund Name	Current Fund Name
Mutual of America Investment Corporation Equity Index Fund	MoA Equity Index Fund
Mutual of America Investment Corporation All America Fund	MoA All America Fund
Mutual of America Investment Corporation Small Cap Value Fund	MoA Small Cap Value Fund
Mutual of America Investment Corporation Small Cap Growth Fund	MoA Small Cap Growth Fund
Mutual of America Investment Corporation Small Cap Equity Index Fund	MoA Small Cap Equity Index Fund
Mutual of America Investment Corporation Mid Cap Value Fund	MoA Mid Cap Value Fund
Mutual of America Investment Corporation Mid-Cap Equity Index Fund	MoA Mid Cap Equity Index Fund
Mutual of America Investment Corporation Composite Fund	MoA Balanced Fund
Mutual of America Investment Corporation International Fund	MoA International Fund
Mutual of America Investment Corporation Catholic Values Index Fund	MoA Catholic Values Index Fund
Mutual of America Investment Corporation Money Market Fund	MoA Money Market Fund
Mutual of America Investment Corporation Mid-Term Bond Fund	MoA Intermediate Bond Fund
Mutual of America Investment Corporation Bond Fund	MoA Core Bond Fund
Mutual of America Investment Corporation Retirement Income Fund	MoA Retirement Income Fund
Mutual of America Investment Corporation 2015 Retirement Fund	MoA Clear Passage 2015 Fund
Mutual of America Investment Corporation 2020 Retirement Fund	MoA Clear Passage 2020 Fund
Mutual of America Investment Corporation 2025 Retirement Fund	MoA Clear Passage 2025 Fund
Mutual of America Investment Corporation 2030 Retirement Fund	MoA Clear Passage 2030 Fund
Mutual of America Investment Corporation 2035 Retirement Fund	MoA Clear Passage 2035 Fund
Mutual of America Investment Corporation 2040 Retirement Fund	MoA Clear Passage 2040 Fund
Mutual of America Investment Corporation 2045 Retirement Fund	MoA Clear Passage 2045 Fund
Mutual of America Investment Corporation 2050 Retirement Fund	MoA Clear Passage 2050 Fund
Mutual of America Investment Corporation 2055 Retirement Fund	MoA Clear Passage 2055 Fund
Mutual of America Investment Corporation 2060 Retirement Fund	MoA Clear Passage 2060 Fund
Mutual of America Investment Corporation 2065 Retirement Fund	MoA Clear Passage 2065 Fund
Mutual of America Investment Corporation Conservative Allocation Fund	MoA Conservative Allocation Fund
Mutual of America Investment Corporation Moderate Allocation Fund	MoA Moderate Allocation Fund
Mutual of America Investment Corporation Aggressive Allocation Fund	MoA Aggressive Allocation Fund

There were no changes to any of the Funds’ investment objectives as a result of these name changes.

Investment Company shares are issued to retail and institutional investors, such as endowments, foundations, corporations, municipalities and other public entities, and trusts. In addition, shares are issued to Mutual of America Life Insurance Company (“Mutual of America Life”) for allocation to its Separate Accounts as a funding medium for variable accumulation annuity contracts, as well as directly issued to one or more of the Investment Company’s Target Date Funds and the MoA Conservative Allocation, MoA Moderate Allocation and MoA Aggressive Allocation Funds (collectively, “Allocation Funds”). The Board of Directors of the Investment Company have appointed Foreside Fund Services, LLC as principal underwriter for the distribution of the Funds’ shares, commencing July 18, 2023. Prior to this, Mutual of America Securities LLC, a wholly owned subsidiary of Mutual of America Life, served as the principal underwriter for distribution of the Funds’ shares.

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES

The Funds follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with GAAP:

Fair Value — The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of December 31, 2023, management determined that the fair value inputs used for all equity securities were considered Level 1, with the exception of three securities in the Small Cap Equity Index Fund and Catholic Values Index Fund (see Note (a) below) which were considered Level 3 and certain securities listed on foreign exchanges which were considered Level 2. Valuation adjustments may be applied to certain securities that were solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange. Securities using these valuation adjustments were considered Level 2. In addition, non-registered securities under Rule 144A of the Securities Act of 1933 were considered Level 2. Fair value inputs for all debt securities and temporary cash investments were considered Level 2, with the exception of one debt security in the Core Bond Fund (see Note (a) below) which was considered as Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of December 31, 2023:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

Investments at Fair Value:*
Equity Index Fund
Common Stock	$5,120,772,326	—	—	$5,120,772,326
Short-Term Debt Securities	—	$76,133,744	—	$76,133,744

	$5,120,772,326	$76,133,744	—	$5,196,906,070
All America Fund
Common Stock	$294,607,913	—	—	$294,607,913
Short-Term Debt Securities	—	$3,791,250	—	$3,791,250
Temporary Cash Investment	—	$408,466	—	$408,466

	$294,607,913	$4,199,716	—	$298,807,629
Small Cap Value Fund
Common Stock	$392,974,289	—	—	$392,974,289
Short-Term Debt Securities	—	$13,268,043	—	$13,268,043
Temporary Cash Investment	—	$942,790	—	$942,790

	$392,974,289	$14,210,833	—	$407,185,122

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Small Cap Growth Fund
Common Stock	$409,397,602	$—	—		$409,397,602
Short-Term Debt Securities	—	$6,599,049	—		$6,599,049
Temporary Cash Investment	—	$24,992	—		$24,992

	$409,397,602	$6,624,041	—		$416,021,643
Small Cap Equity Index Fund
Common Stock	$204,755,070	—	—	(a)	$204,755,070
Temporary Cash Investment	—	$191,612	—		$191,612

	$204,755,070	$191,612	—		$204,946,682
Mid Cap Value Fund
Common Stock	$151,610,788	—			$151,610,788
Short-Term Debt Securities	—	$5,090,034	—		$5,090,034
Temporary Cash Investment	—	$79,992	—		$79,992

	$151,610,788	$5,170,026	—		$156,780,814
Mid Cap Equity Index Fund
Common Stock	$1,484,370,730	—	—		$1,484,370,730
Short-Term Debt Securities	—	$15,078,845	—		$15,078,845

	$1,484,370,730	$15,078,845	—		$1,499,449,575
Balanced Fund
Common Stock	$110,707,661	—	—		$110,707,661
U.S. Government Debt	—	$22,494,359	—		$22,494,359
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$23,708,130	—		$23,708,130
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$1,148,706	—		$1,148,706
Long-Term Corporate Debt	—	$17,632,733	—		$17,632,733
Short-Term Debt Securities	—	$9,692,383	—		$9,692,383
Temporary Cash Investment	—	$310,074	—		$310,074

	$110,707,661	$74,986,385	—		$185,694,046
International Fund
Common Stock	$73,636,885	$1,321,644,163	—		$1,395,281,048
Short-Term Debt Securities	—	$52,021,577	—		$52,021,577
Temporary Cash Investment	—	$5,002,285	—		$5,002,285

	$73,636,885	$1,378,668,025	—		$1,452,304,910
Catholic Values Index Fund
Common Stock	$5,686,221	—	—	(a)	$5,686,221
Retirement Income Fund
Common Stock	$207,428,240	—	—		$207,428,240
Clear Passage 2015 Fund
Common Stock	$111,541,555	—	—		$111,541,555
Clear Passage 2020 Fund
Common Stock	$491,437,406	—	—		$491,437,406
Clear Passage 2025 Fund
Common Stock	$1,128,998,400	—	—		$1,128,998,400
Clear Passage 2030 Fund
Common Stock	$1,309,239,412	—	—		$1,309,239,412
Clear Passage 2035 Fund
Common Stock	$1,231,237,698	—	—		$1,231,237,698
Clear Passage 2040 Fund
Common Stock	$1,037,968,347	—	—		$1,037,968,347

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Clear Passage 2045 Fund
Common Stock	$1,068,757,011	$—	—		$1,068,757,011
Clear Passage 2050 Fund
Common Stock	$829,869,257	—	—		$829,869,257
Clear Passage 2055 Fund
Common Stock	$450,557,449	—	—		$450,557,449
Clear Passage 2060 Fund
Common Stock	$233,347,578	—	—		$233,347,578
Clear Passage 2065 Fund
Common Stock	$67,666,339	—	—		$67,666,339
Conservative Allocation Fund
Common Stock	$157,995,321	—	—		$157,995,321
Moderate Allocation Fund
Common Stock	$403,147,977	—	—		$403,147,977
Aggressive Allocation Fund
Common Stock	$335,593,463	—	—		$335,593,463
Money Market Fund
U.S. Government Debt	—	$348,325,993	—		$348,325,993
Commercial Paper	—	$240,369,170	—		$240,369,170

	—	$588,695,163	—		$588,695,163
Intermediate Bond Fund
U.S. Government Debt	—	$636,516,968	—		$636,516,968
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$12,383,375	—		$12,383,375
Long-Term Corporate Debt	—	$289,131,279	—		$289,131,279
Short-Term Debt Securities	—	$3,593,326	—		$3,593,326

	—	$941,624,948	—		$941,624,948
Core Bond Fund
U.S. Government Debt	—	$751,460,052	—		$751,460,052
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$718,370,003	—		$718,370,003
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$25,892,498	—		$25,892,498
Long-Term Corporate Debt	—	$544,494,372	—		$544,494,372
Sovereign Debt	—	—	$1,566,371	(a)	$1,566,371
Short-Term Debt Securities	—	$7,798,873	—		$7,798,873

	—	$2,048,015,798	$1,566,371		$2,049,582,169

Other Financial Instruments:**

Equity Index Fund	$2,007,303	—	—		$2,007,303
All America Fund	$35,588	—	—		$35,588
Mid Cap Equity Index Fund	$609,100	—	—		$609,100
International Fund	$1,031,225	—	—		$1,031,225

*	See Portfolios of Investments for more details on industry or country classifications, as applicable.
**

Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures contracts which are valued at the settlement price established each day by the exchange on which traded.

(a)	Includes securities fair valued in good faith by the Adviser, as valuation designee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3) for the year ended December 31, 2023
	Balance December 31, 2022(a)		Change in Unrealized Gains (Losses)	Realized Gains (Losses)	Accrued Discounts/ Premiums	Transfers Into Level 3	Transfers Out of Level 3	Purchases	Sales	Balance December 31, 2023(a)		Net Change in Unrealized Gains (Losses) of Level 3 Assets Held as of December 31, 2023
Small Cap Equity Index Fund — Common Stock	—	(b),(c)	—	$4,221	—	—	—	—	$(4,221)	—	(c)	—
Core Bond Fund — Sovereign Debt	$1,825,522	(d)	$(190,435)	—	$181,078	—	—	—	$(249,794)	$1,566,371	(d)	$(190,435)
Catholic Values Index Fund — Common Stock	—	(e)	—	—	—	—	—	—	—	—	(e)	—

(a)	Includes securities fair valued in good faith by the Adviser, as valuation designee, in accordance with procedures adopted by the Board of Directors of the Investment Company.
(b)	Level 3 security, Contra Progenics Pharmaceuticals, Inc. - contingent value rights with Realized Gains of $4,221, sales of $(4,221) and $0 fair value.
(c)	Level 3 securities, OmniAB, Inc. Cl CR3 and OmniAB, Inc. Cl CR4 - common stocks with $0 fair value.
(d)	Level 3 security, Sri Lanka AID, with change in unrealized loss of $(190,435), accrued discounts of $181,078, sales of $(249,794) and $1,566,371 fair value.
(e)	Level 3 security, Contra ABIOMED, Inc. - contingent value rights with $0 fair value.

Security Valuation — Investment securities are carried at fair value as follows:

The Funds’ investments are valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day the Exchange is open for trading. The Exchange usually closes at 4:00 pm Eastern Time but sometimes closes earlier. For Funds that invest in securities listed on foreign exchanges, the value of the securities may change on days when the Funds are closed and there is no possibility to purchase or redeem shares of the Funds. Valuation adjustments may be applied to certain securities that were solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange.

Effective September 8, 2022, the Board of Directors of the Investment Company (the “Board”) adopted valuation procedures for security valuation under which the Adviser was designated to perform certain fair valuation responsibilities. The Adviser has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers and alternative valuation methods when market quotations are either not readily available or not deemed representative of market value. Assumptions utilized by the valuation committee vary depending on the investment being fair-valued and the technique deemed most appropriate to the nature of the investment and how a market participant would fair value the investment. Such techniques involve utilizing market observable spreads for fixed income securities, discounted cash flow models and weighting of company specific events and circumstances as inputs into fair value estimates. A record of the Valuation Committee’s actions is subject to the Board’s review at its next regularly scheduled quarterly meeting.

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are typically valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

Temporary cash investments are amounts on deposit with financial institutions that are swept daily into an overnight investment and returned the next business day. These short-term temporary cash investments are valued at cost.

When a price is not available from an independent pricing source or when prices may not reflect market value, such as when the price provided by the pricing source is not based on a recent trade, these securities are fair valued using the valuation procedures described above and are considered Level 3 securities.

The Target Date Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of securities are computed on the basis of identified cost at the time of sale, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts — The Equity Index Fund, Mid Cap Equity Index Fund, International Fund and a portion of the All America Fund each maintain portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the Funds purchase stock index futures contracts. These purchases of futures contracts allow the Funds to invest available cash to attempt to efficiently and cost effectively keep the Funds fully invested on a daily basis in an attempt to minimize deviation from the performance of the indices.

An initial cash margin deposit (represented by Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.

The “Underlying Face Amount at Value” (appearing in the “Footnotes to Portfolios of Investments in Securities”) representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The following table presents the financial statement impacts resulting from the Funds’ use of futures contracts at their fair values as of December 31, 2023 and for the year ended December 31, 2023:

Derivatives not accounted for as hedging instruments	Risk Type	Locations on Statements of Assets and Liabilities	Equity Index Fund	All America Fund	Mid Cap Equity Index Fund	International Fund
Futures Contracts	Equity	Total Distributable Earnings (Loss)	$2,007,303	$35,588	$609,100	$1,031,225

Derivatives not accounted for as hedging instruments	Risk Type	Locations on Statements of Operations	Equity Index Fund	All America Fund	Mid Cap Equity Index Fund	International Fund
Futures Contracts	Equity	Net realized gain (loss) on Futures contracts	$8,538,175	$315,579	$(1,103,415)	$1,286,716

Futures Contracts	Equity	Change in net unrealized appreciation (depreciation) of Futures contracts	$4,612,338	$170,621	$949,340	$2,187,985

During the year ended December 31, 2023, the Equity Index Fund, All America Fund, Mid Cap Equity Index Fund and International Fund held futures contracts with average notional amounts of $65,864,649, $2,325,116, $20,113,688 and $28,751,818, respectively.

Warrants — A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrant holder generally may pay cash for the common stock to be purchased or may surrender the principal amount of the related debt security the warrant holder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

Foreign Investment Risk — unaudited. — Foreign markets are subject to the risk of change in currency or exchange rates, economic and political trends in foreign countries, less liquidity, more volatility, more difficulty in enforcing contractual obligations, higher transaction costs and less government supervision and other reporting regulations and requirements than domestic markets. Foreign investment risks are greater in emerging markets than in developed markets. Domestic equities indices could outperform the MSCI EAFE Index for periods of time.

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These amounts are included in Interest and dividends receivable on the Statements of Assets and Liabilities and in Dividends on the Statements of Operations. At year-end December 31, 2023, the International Fund had a withholding tax reclaim receivable amount of $4,050,838.

Foreign Currency Translations — The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions.

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

2.	SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on the sale of foreign denominated securities is reflected separately from the fluctuations arising from changes in the market price of securities sold in the net realized gain (loss) on foreign currency translations. The effect of changes in foreign currency translations on securities held is reflected within the change in net unrealized appreciation (depreciation) of Investment securities and is not reflected separately from the fluctuations arising from changes in market prices of securities held.

Distributions to Shareholders (“Dividends”) — Distributions to shareholders are recorded on the ex-dividend date and are made at least annually. It is the Investment Company’s policy to make distributions of its net investment income and net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the Funds’ net asset values) are made within the Funds’ capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders annually. Therefore, no federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a fund’s tax return to determine whether it is “more-likely-than-not” that tax positions taken in the fund’s tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

As of December 31, 2023, management has evaluated the tax positions taken on the Funds’ filed tax returns for all open tax years and has concluded that no tax provision is required in any of the Funds’ financial statements. Generally, the statute of limitations is open for 3 years after the tax returns are filed. Each Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of December 31, 2023, the following Funds had late-year, and capital loss carry-forwards available to offset net realized capital gains generated after December 31, 2022.

	Small Cap Growth Fund	International Fund	Intermediate Bond Fund	Core Bond Fund
Capital loss carry-forward — (short-term)	$(7,227,213)	$(37,921,013)	$(724,220)	$(15,503,618)
Capital loss carry-forward — (long term)	$—	$(53,469,467)	$(37,559,543)	$(72,218,470)

The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

3.	EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management LLC (“the Adviser”), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge of the value of the net assets of each Fund, at the following annual rates:

Fund	Annual Investment Management Fee
Allocation Funds	.00%
Target Date Funds	.05%
Equity Index, Mid Cap Equity Index, Small Cap Equity Index, International Funds(a)	.075%
Catholic Values Index and Money Market Funds	.15%
Core Bond Fund	.39%
All America, Balanced, Intermediate Bond Funds	.40%
Mid Cap Value Fund	.55%
Small Cap Value, Small Cap Growth Funds	.75%

(a)

On September 7, 2023, the Board approved, and recommended that shareholders approve, an amendment to the MoA International Fund’s investment advisory agreement that amends the Fund’s management fee to the annual rate of 0.40% of the Fund’s average daily net assets. Subject to shareholder approval, the change in management fee would be effective on or after May 1, 2024.

The Allocation and Target Date Funds incur direct investment management expenses of .00% and ..05%, respectively. Shareholders in the Allocation and Target Date Funds indirectly bear their pro-rata share of the investment management fees incurred by the underlying funds in which they invest. Certain non-investment management operating expenses that can be attributed only to the Allocation and Target Date Funds are charged directly to those Funds.

The Investment Company and the Adviser have entered into an agreement under which the Adviser agrees to reimburse the direct non-investment management operating expenses of any Allocation or Target Date Fund (each a “Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This agreement remains in effect through April 30, 2024 and continues into successive 12 month periods ending April 30 unless i) the Fund of Funds has at least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice. As of December 31, 2023, the Clear Passage 2065 Fund is the only Fund of Funds that qualifies for this expense limitation. The Investment Company and the Adviser have entered into an additional agreement under which the Adviser agrees to reimburse the non-investment management operating expenses of the Small Cap Equity Index Fund and the Catholic Values Index Fund to the extent that such operating expenses exceed 0.07% of the respective Fund’s net assets. This additional agreement remains in effect through April 30, 2024 and continues into successive 12 month periods ending April 30 unless i) the Investment Company gives not less than 30 days written notice to the Adviser, or ii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

The Adviser also serves as an administrator for the Investment Company. On June 15, 2023, the Board of Directors of the Funds approved an Administration Agreement between the Funds and the Adviser. Under the terms of this Agreement, which became effective on July 1, 2023, the Adviser agreed to provide certain Administrative Services or bear the cost of certain affiliates providing such services, in exchange for a fee at an annual rate of 0.03% of each Fund’s average daily net assets. The administrative services provided by the Adviser include, among other items, coordination and supervision of the Funds’ other principal service providers; preparing and submitting reports to various regulatory agencies; compliance-related services; internal legal support; preparing and submitting reports and meeting materials to the Board of Directors; maintaining the Investment Company’s records; providing officers to the Funds; and negotiating and administering contractual arrangements with, and monitoring the performance of, service providers to the Funds. The Adviser has agreed to waive 0.008% of this fee for one year. Prior to this, the parent company of the

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

3.	EXPENSES (CONTINUED)

Adviser was reimbursed by the Funds for the direct and allocated costs of providing similar services. These allocated costs for the period from January 1, 2023 to June 30, 2023 as well as the fees to the Adviser from the Administration Agreement, effective July 1, 2023, are included in Administrative expenses on the Statements of Operations. The effect of the waiver of expenses related to the Administrative Services and any non-investment management operating expense reimbursements by the Adviser are included in Fee waiver and expense reimbursement on the Statements of Operations. Amounts by Fund are listed below.

Fund	Expense Waiver	Expense Reimbursement	Total
Equity Index Fund	$199,756	$—	$199,756
All America Fund	11,652	—	11,652
Small Cap Value Fund	15,546	—	15,546
Small Cap Growth Fund	16,214	—	16,214
Small Cap Equity Index Fund	7,283	182,186	189,470
Mid Cap Value Fund	4,946	—	4,946
Mid Cap Equity Index Fund	58,146	—	58,146
Balanced Fund	7,296	—	7,296
International Fund	54,432	—	54,432
Catholic Values Index Fund	215	136,668	136,883
Retirement Income Fund	8,103	—	8,103
Clear Passage 2015 Fund	4,349	—	4,349
Clear Passage 2020 Fund	19,316	—	19,315
Clear Passage 2025 Fund	43,619	—	43,619
Clear Passage 2030 Fund	49,348	—	49,348
Clear Passage 2035 Fund	46,300	—	46,301
Clear Passage 2040 Fund	38,732	—	38,732
Clear Passage 2045 Fund	39,902	—	39,902
Clear Passage 2050 Fund	30,832	—	30,831
Clear Passage 2055 Fund	16,426	—	16,426
Clear Passage 2060 Fund	8,269	—	8,269
Clear Passage 2065 Fund	2,307	189,010	191,317
Conservative Allocation Fund	6,302	—	6,302
Moderate Allocation Fund	15,675	—	15,675
Aggressive Allocation Fund	12,993	—	12,993
Money Market Fund	20,867	—	20,866
Intermediate Bond Fund	36,647	—	36,648
Core Bond Fund	77,506	—	77,506

	$852,979	$507,864	$1,360,843

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

3.	EXPENSES (CONTINUED)

For the year ended December 31, 2023, expenses for certain services not included in the Investment Advisory Agreement that are provided to the Funds by the Adviser or an affiliate thereof, totaling approximately $4.0 million, were allocated to the Funds by the Adviser or an affiliate of the Adviser. Amounts by Fund are listed below.

Equity Index Fund	$1,092,085
All America Fund	52,478
Small Cap Value Fund	107,610
Small Cap Growth Fund	114,752
Small Cap Equity Index Fund	43,207
Mid Cap Value Fund	24,834
Mid Cap Equity Index Fund	380,931
Balanced Fund	37,662
International Fund	342,227
Catholic Values Index Fund	1,416
Retirement Income Fund	23,127
Clear Passage 2015 Fund	12,458
Clear Passage 2020 Fund	55,286
Clear Passage 2025 Fund	124,313
Clear Passage 2030 Fund	140,231
Clear Passage 2035 Fund	130,974
Clear Passage 2040 Fund	109,522
Clear Passage 2045 Fund	110,075
Clear Passage 2050 Fund	87,128
Clear Passage 2055 Fund	46,301
Clear Passage 2060 Fund	23,220
Clear Passage 2065 Fund	6,425
Conservative Allocation Fund	18,040
Moderate Allocation Fund	44,806
Aggressive Allocation Fund	37,071
Money Market Fund	108,915
Intermediate Bond Fund	230,415
Core Bond Fund	481,940

$3,987,449

4.	INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the year ended December 31, 2023, were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Cost of investment purchases	$192,163,227	$41,167,316	$84,438,447	$203,754,335	$87,506,581

Proceeds from sales of investments . . . . . . . . . . . . .	$(350,534,632)	$(68,740,011)	$(108,363,616)	$(273,579,312)	$(80,589,325)

	Mid Cap Value Fund	Mid Cap Equity Index Fund	Balanced Fund	International Fund	Catholic Values Index Fund
Cost of investment purchases	$67,306,456	$297,304,602	$39,829,617	$379,366,809	$1,474,592

Proceeds from sales of investments	$(34,024,300)	$(572,277,998)	$(54,599,338)	$(251,735,878)	$(1,267,755)

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

4.	INVESTMENTS (CONTINUED)

	Retirement Income Fund	Clear Passage 2015 Fund	Clear Passage 2020 Fund	Clear Passage 2025 Fund	Clear Passage 2030 Fund
Cost of investment purchases	$51,486,745	$21,042,748	$106,217,863	$240,181,612	$297,909,322

Proceeds from sales of investments	$(59,225,713)	$(29,219,061)	$(154,622,692)	$(260,557,940)	$(230,373,691)

	Clear Passage 2035 Fund	Clear Passage 2040 Fund	Clear Passage 2045 Fund	Clear Passage 2050 Fund	Clear Passage 2055 Fund
Cost of investment purchases	$291,379,848	$254,272,326	$215,148,018	$195,099,980	$119,738,028

Proceeds from sales of investments	$(206,403,770)	$(176,812,192)	$(142,803,267)	$(124,618,219)	$(57,693,647)

	Clear Passage 2060 Fund	Clear Passage 2065 Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Cost of investment purchases	$77,451,625	$35,976,911	$20,180,067	$49,531,781	$33,951,967

Proceeds from sales of investment	$(23,115,826)	$(8,747,682)	$(34,761,632)	$(76,518,370)	$(45,637,509)

	Intermediate Bond Fund	Core Bond Fund
Cost of investment purchases	$489,153,403	$864,908,736

Proceeds from sales of investments	$(443,436,525)	$(647,333,586)

The cost of short-term security purchases for the Money Market Fund for the year ended December 31, 2023, was $4,906,835,139; proceeds from sales for the same period were $4,675,629,240.

The components of net unrealized appreciation (depreciation) of investments for federal income tax purposes and the cost of investments for federal income tax purposes at December 31, 2023 for each of the Funds were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Unrealized Appreciation	$2,518,094,205	$95,373,075	$92,247,532	$70,502,227	$34,915,300
Unrealized Depreciation	(121,565,398)	(12,521,488)	(32,034,955)	(24,474,368)	(22,144,967)

Net	$2,396,528,807	$82,851,587	$60,212,577	$46,027,859	$12,770,333

Tax Cost of Investments	$2,800,377,263	$215,920,454	$346,972,545	$369,993,784	$192,176,349

	Mid Cap Value Fund	Mid Cap Equity Index Fund	Balanced Fund	International Fund	Catholic Values Index Fund
Unrealized Appreciation	$29,139,112	$343,063,238	$47,442,442	$229,695,658	$1,346,902
Unrealized Depreciation	(3,659,964)	(92,999,074)	(7,099,605)	(125,145,209)	(179,376)

Net	$25,479,148	$250,064,164	$40,342,837	$104,550,449	$1,167,526

Tax Cost of Investments	$131,301,666	$1,249,385,411	$145,351,209	$1,347,754,461	$4,518,695

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

4.	INVESTMENTS (CONTINUED)

	Retirement Income Fund	Clear Passage 2015 Fund	Clear Passage 2020 Fund	Clear Passage 2025 Fund	Clear Passage 2030 Fund
Unrealized Appreciation	$6,574,673	$2,813,942	$16,456,092	$47,988,119	$70,609,855

Unrealized Depreciation	(20,495,853)	(9,974,623)	(40,979,059)	(77,713,137)	(68,026,394)

Net . . . . . . . . . . . .	$(13,921,180)	$(7,160,681)	$(24,522,967)	$(29,725,018)	$2,583,461

Tax Cost of Investments	$221,349,420	$118,702,236	$515,960,373	$1,158,723,418	$1,306,655,951

	Clear Passage 2035 Fund	Clear Passage 2040 Fund	Clear Passage 2045 Fund	Clear Passage 2050 Fund	Clear Passage 2055 Fund
Unrealized Appreciation	$79,472,416	$69,025,054	$77,390,428	$49,954,555	$22,413,403
Unrealized Depreciation	(54,415,004)	(37,782,946)	(36,430,230)	(27,773,543)	(15,257,150)

Net	$25,057,412	$31,242,108	$40,960,198	$22,181,012	$7,156,253

Tax Cost of Investments	$1,206,180,286	$1,006,726,239	$1,027,796,813	$807,688,245	$443,401,196

	Clear Passage 2060 Fund	Clear Passage 2065 Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Unrealized Appreciation	$8,698,724	$3,227,799	$5,759,103	$30,699,647	$29,288,926
Unrealized Depreciation	(7,144,844)	(2,180,668)	(14,396,435)	(25,477,874)	(18,288,281)

Net	$1,553,880	$1,047,131	$(8,637,332)	$5,221,773	$11,000,645

Tax Cost of Investments	$231,793,698	$66,619,208	$166,632,653	$397,926,204	$324,592,818

	Money Market Fund	Intermediate Bond Fund	Core Bond Fund
Unrealized Appreciation	$—	$8,044,052	$14,834,923
Unrealized Depreciation	$—	(32,751,636)	(165,184,694)

Net	$—	$(24,707,584)	$(150,349,771)

Tax Cost of Investments	$588,695,163	$966,332,532	$2,199,931,940

Differences between amounts reflected in the Statements of Assets and Liabilities and those computed for federal income tax purposes arise primarily from federal income tax treatment of wash sales, REITs, PFICs, partnerships, corporate actions and futures contracts.

The Target Date and Allocation Funds are invested in affiliated funds of the Investment Company and receive dividend income and distributions of gains entirely from these affiliated funds. Realized gains and losses result from the disposition of shares of these underlying funds. The Target Date and Allocation Funds also derive unrealized gains and losses entirely from these affiliated funds. Investments in affiliated investment companies during the year ended December 31, 2023 were as follows:

Affiliated Investment Company	Value as of December 31, 2022	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2023	Dividends	Realized Gain, Distributions
Retirement Income Fund
Core Bond Fund	$65,583,783	$18,627,230	$(4,170,03)	$5,471,485	$(17,209,526)	$68,302,939	$1,926,118	$—
Equity Index Fund	41,768,688	8,932,238	1,940,409	5,740,436	(15,930,732)	42,451,039	631,878	1,612,902
Intermediate Bond Fund	66,053,918	11,517,656	(2,266,255)	3,662,607	(14,503,642)	64,464,284	1,486,467	—

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

4.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2022	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2023	Dividends	Realized Gain, Distributions
Retirement Income Fund (continued)
International Fund	$5,974,874	$4,026,528	$(231,382)	$1,219,991	$(2,417,275)	$8,572,736	$354,664	$—
Mid Cap Equity Index Fund	10,358,234	2,182,570	(450,043)	1,082,892	(4,406,049)	8,767,604	130,904	619,925
Mid Cap Value Fund	—	851,105	(5,087)	15,407	(341,218)	520,207	3,451	7,310
Money Market Fund	13,386,119	5,349,418	15,049	16,116	(4,417,271)	14,349,431	677,266	290

Total	$203,125,616	$51,486,745	$(5,167,342)	$17,208,934	$(59,225,713)	$207,428,240	$5,210,748	$2,240,427

Clear Passage 2015 Fund
Core Bond Fund	$35,035,999	$8,173,352	$(1,796,952)	$2,470,209	$(8,225,313)	$35,657,295	$997,131	$—
Equity Index Fund	25,589,174	3,762,645	2,231,113	2,347,430	(8,862,442)	25,067,920	371,847	938,869
Intermediate Bond Fund	33,541,504	3,802,119	(649,985)	1,332,917	(6,384,680)	31,641,875	730,880	—
International Fund	5,733,139	861,678	(135,291)	865,741	(1,155,251)	6,170,016	309,361	—
Mid Cap Equity Index Fund	6,693,369	867,554	(126,395)	548,647	(3,289,805)	4,693,370	76,234	327,732
Mid Cap Value Fund	—	700,520	(3,187)	16,455	(146,322)	567,466	3,830	7,963
Money Market Fund	6,012,980	2,874,880	2,907	8,094	(1,155,248)	7,743,613	322,411	155

Total	$112,606,165	$21,042,748	$(477,790)	$7,589,493	$(29,219,061)	$111,541,555	$2,811,694	$1,274,719

Clear Passage 2020 Fund
Core Bond Fund	$157,359,812	$43,757,017	$(7,378,869)	$10,894,477	$(43,601,709)	$161,030,728	$4,466,107	$—
Equity Index Fund	123,260,315	14,756,779	12,305,725	9,470,768	(44,777,417)	115,016,170	1,758,878	4,423,407
Intermediate Bond Fund	113,599,850	9,927,426	(2,297,720)	4,675,359	(21,010,427)	104,894,488	2,457,740	—
International Fund	39,996,398	4,647,752	(489,316)	5,548,966	(10,251,089)	39,452,711	2,109,581	—
Mid Cap Equity Index Fund	38,046,631	4,348,261	(1,709,184)	3,981,496	(18,967,509)	25,699,695	429,740	1,860,709
Mid Cap Value Fund	—	1,441,832	(5,978)	25,712	(664,448)	797,118	5,391	11,702
Money Market Fund	16,326,890	20,101,849	12,120	6,717	(5,179,349)	31,268,227	1,288,233	637
Small Cap Equity Index Fund	—	3,973,305	(2,833)	356,708	(664,446)	3,662,734	29,464	43,661
Small Cap Growth Fund	7,253,534	72,416	(3,026,620)	3,506,652	(7,805,982)	—	—	—
Small Cap Value Fund	7,800,697	3,191,226	(442,835)	766,763	(1,700,316)	9,615,535	130,425	408,027

Total	$503,644,127	$106,217,863	$(3,035,510)	$39,233,618	$(154,622,692)	$491,437,406	$12,675,559	$6,748,143

Clear Passage 2025 Fund
Core Bond Fund	$305,931,790	$100,794,847	$(10,896,409)	$18,328,252	$(64,609,444)	$349,549,036	$9,324,918	$—
Equity Index Fund	312,933,990	51,586,099	26,350,775	32,351,663	(80,423,986)	342,798,541	4,982,363	13,196,924
Intermediate Bond Fund	169,063,789	22,272,544	(2,286,122)	6,024,588	(26,045,915)	169,028,884	3,846,855	—
International Fund	111,169,617	17,395,343	(727,094)	15,392,352	(19,736,876)	123,493,342	6,259,707	—
Mid Cap Equity Index Fund	88,694,463	11,699,162	(3,596,805)	9,126,742	(46,935,387)	58,988,175	1,025,898	4,272,153
Mid Cap Value Fund	—	5,174,049	(11,050)	192,359	(1,214,290)	4,141,068	27,122	61,209
Money Market Fund	30,605,943	26,447,141	7,461	35,991	(5,321,061)	51,775,475	2,105,392	1,059
Small Cap Equity Index Fund	9,063,997	1,392,005	(129,943)	1,207,833	(1,773,688)	9,760,204	144,707	133,735

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

4.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2022	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2023	Dividends	Realized Gain, Distributions
Clear Passage 2025 Fund (continued)
Small Cap Growth Fund	$10,491,148	$277,764	$(3,619,868)	$4,360,274	$(11,509,318)	$—	$—	$—
Small Cap Value Fund	18,791,767	3,142,658	(540,894)	1,058,119	(2,987,975)	19,463,675	298,680	894,617

Total	$1,056,746,504	$240,181,612	$4,550,051	$88,078,173	$(260,557,940)	$1,128,998,400	$28,015,642	$18,599,697

Clear Passage 2030 Fund
Core Bond Fund	$258,263,162	$105,961,313	$(6,965,496)	$13,635,599	$(43,711,355)	$327,183,223	$8,404,484	$—
Equity Index Fund	392,901,725	74,687,433	32,512,612	43,355,720	(81,135,688)	462,321,802	6,559,649	17,651,196
Intermediate Bond Fund	133,456,972	28,736,720	(1,555,967)	4,775,848	(14,034,474)	151,379,099	3,254,908	—
International Fund	144,551,474	25,765,062	(251,267)	19,486,107	(19,737,450)	169,813,926	8,458,802	—
Mid Cap Equity Index Fund	118,316,092	17,261,884	(4,659,141)	11,211,224	(60,734,687)	81,395,372	1,263,981	5,815,739
Mid Cap Value Fund	—	8,467,526	(20,283)	581,718	(1,839,867)	7,189,094	44,228	103,439
Money Market Fund	30,556,435	29,452,694	5,361	69,596	(3,934,360)	56,149,726	2,124,988	1,142
Small Cap Equity Index Fund	14,050,242	2,284,587	(600,968)	2,372,248	(1,702,973)	16,403,136	237,238	222,902
Small Cap Growth Fund	13,028,090	1,453,299	(263,560)	2,290,597	(1,311,452)	15,196,974	—	11,111
Small Cap Value Fund	20,007,052	3,838,804	(244,019)	836,608	(2,231,385)	22,207,060	330,142	1,006,546

Total	$1,125,131,244	$297,909,322	$17,957,272	$98,615,265	$(230,373,691)	$1,309,239,412	$30,678,420	$24,812,075

Clear Passage 2035 Fund
Core Bond Fund	$190,273,160	$61,112,792	$(4,781,005)	$9,158,748	$(29,982,009)	$225,781,686	$6,050,794	$—
Equity Index Fund	404,897,215	95,511,285	24,390,042	55,544,833	(60,689,272)	519,654,103	7,174,039	19,940,791
Intermediate Bond Fund	53,289,115	23,923,179	(191,760)	1,709,829	(6,881,433)	71,848,930	1,438,327	—
International Fund	160,234,469	32,886,529	260,475	21,545,377	(20,994,307)	193,932,543	9,590,038	—
Mid Cap Equity Index Fund	135,881,675	23,796,128	(3,740,484)	12,842,470	(60,818,315)	107,961,474	1,657,682	7,629,282
Mid Cap Value Fund	—	7,707,263	1,409	408,955	(1,816,285)	6,301,342	41,983	92,827
Money Market Fund	20,607,650	29,842,844	10,002	30,347	(3,798,859)	46,691,984	1,682,593	954
Small Cap Equity Index Fund	25,278,501	3,029,967	(311,590)	2,838,056	(9,982,576)	20,852,358	358,422	284,699
Small Cap Growth Fund	17,809,192	1,563,680	(2,123,618)	4,452,597	(7,266,287)	14,435,564	—	10,580
Small Cap Value Fund	15,241,235	12,006,181	771,928	(67,203)	(4,174,427)	23,777,714	285,761	1,031,095

Total	$1,023,512,212	$291,379,848	$14,285,399	$108,464,009	$(206,403,770)	$1,231,237,698	$28,279,639	$28,990,228

Clear Passage 2040 Fund
Core Bond Fund	$130,963,188	$31,802,611	$(3,817,200)	$6,803,776	$(20,675,873)	$145,076,502	$3,944,931	$—
Equity Index Fund	368,558,087	108,021,974	25,412,283	49,595,348	(62,990,077)	488,597,615	6,796,532	18,673,978
Intermediate Bond Fund	—	28,232,594	(88,952)	540,444	(4,970,197)	23,713,889	282,910	—
International Fund	150,043,314	31,833,265	142,198	20,560,330	(17,834,506)	184,744,601	9,015,423	—
Mid Cap Equity Index Fund	121,542,874	21,709,200	(3,876,622)	11,363,288	(49,179,998)	101,558,742	1,433,707	7,152,498

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

4.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2022	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2023	Dividends	Realized Gain, Distributions
Clear Passage 2040 Fund (continued)
Mid Cap Value Fund	$—	$9,326,357	$(14,787)	$620,670	$(1,470,198)	$8,462,042	$53,601	$123,071
Money Market Fund	15,169,311	13,093,027	5,695	24,917	(1,981,608)	26,311,342	1,057,178	536
Small Cap Equity Index Fund	17,105,826	4,641,160	126,747	2,234,330	(1,981,612)	22,126,451	308,196	297,648
Small Cap Growth Fund	20,793,921	1,620,188	(2,464,253)	5,059,076	(11,746,512)	13,262,420	—	9,716
Small Cap Value Fund	23,422,396	3,991,950	(489,187)	1,171,195	(3,981,611)	24,114,743	359,153	1,097,484

Total	$847,598,917	$254,272,326	$14,935,922	$97,973,374	$(176,812,192)	$1,037,968,347	$23,251,631	$27,354,931

Clear Passage 2045 Fund
Core Bond Fund	$98,834,398	$15,885,501	$(2,433,888)	$4,569,518	$(13,491,684)	$103,363,845	$2,887,180	$—
Equity Index Fund	407,129,539	80,814,626	22,236,794	58,009,649	(54,589,575)	513,601,033	7,131,132	19,638,651
Intermediate Bond Fund	—	26,931,636	(89,089)	460,978	(4,743,675)	22,559,850	294,618	—
International Fund	166,105,247	34,057,947	(681,410)	23,612,485	(17,104,685)	205,989,584	9,964,947	—
Mid Cap Equity Index Fund	126,621,062	21,733,648	(4,121,907)	12,715,963	(41,444,154)	115,504,612	1,691,504	8,140,424
Mid Cap Value Fund	—	7,784,106	(9,387)	551,515	(1,243,675)	7,082,559	43,968	103,040
Money Market Fund	12,087,927	18,693,010	3,814	23,041	(1,735,034)	29,072,758	1,053,002	593
Small Cap Equity Index Fund	21,451,539	3,153,045	201,089	2,537,582	(1,980,716)	25,362,539	367,165	345,304
Small Cap Growth Fund	22,411,203	2,157,474	(655,515)	3,994,219	(3,235,035)	24,672,346	—	18,058
Small Cap Value Fund	20,244,764	3,937,025	(171,944)	773,074	(3,235,034)	21,547,885	317,190	980,418

Total	$874,885,679	$215,148,018	$14,278,557	$107,248,024	$(142,803,267)	$1,068,757,011	$23,750,706	$29,226,488

Clear Passage 2050 Fund
Core Bond Fund	$62,633,173	$10,702,661	$(1,320,967)	$2,623,452	$(6,691,352)	$67,946,967	$1,904,542	$—
Equity Index Fund	313,164,907	76,196,160	19,460,029	43,254,683	(53,347,784)	398,727,995	5,565,498	15,184,851
Intermediate Bond Fund	—	17,494,375	(102,909)	346,871	(5,033,324)	12,705,013	170,558	—
International Fund	126,921,770	34,132,947	207,603	17,755,439	(14,246,230)	164,771,529	7,947,189	—
Mid Cap Equity Index Fund	97,085,708	20,167,893	(2,185,262)	8,374,635	(25,643,092)	97,799,882	1,346,814	6,862,505
Mid Cap Value Fund	—	13,537,401	(6,086)	935,075	(1,599,976)	12,866,414	79,242	186,703
Money Market Fund	5,959,509	14,619,317	3,051	(7,565)	(1,424,620)	19,149,692	600,356	389
Small Cap Equity Index Fund	22,943,291	3,196,091	486,737	1,824,714	(6,782,598)	21,668,235	312,540	294,037
Small Cap Growth Fund	17,518,375	2,031,370	(845,953)	3,272,017	(4,424,622)	17,551,187	—	12,795
Small Cap Value Fund	18,544,739	3,021,765	95,196	445,264	(5,424,621)	16,682,343	247,424	755,766

Total	$664,771,472	$195,099,980	$15,791,439	$78,824,585	$(124,618,219)	$829,869,257	$18,174,163	$23,297,046

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

4.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2022	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2023	Dividends	Realized Gain, Distributions

Clear Passage 2055 Fund
Core Bond Fund	$26,797,732	$6,050,588	$(430,060)	$1,025,682	$(2,704,172)	$30,739,770	$840,873	$—
Equity Index Fund	153,101,028	55,406,074	4,667,539	27,327,342	(19,854,051)	220,647,932	2,979,498	8,388,086
Intermediate Bond Fund	—	7,222,154	(15,026)	134,806	(755,789)	6,586,145	92,676	—
International Fund	68,012,880	22,046,541	(671,358)	10,565,175	(7,258,692)	92,694,546	4,417,384	—
Mid Cap Equity Index Fund	52,016,973	13,493,917	(151,512)	3,355,739	(15,208,639)	53,506,478	704,954	3,743,200
Mid Cap Value Fund	—	6,824,832	(626)	514,017	(767,370)	6,570,853	41,317	95,078
Money Market Fund	5,504,211	1,014,785	1,003	12,213	(345,648)	6,186,564	270,417	126
Small Cap Equity Index Fund	8,750,319	3,571,327	129,405	1,191,398	(1,036,957)	12,605,492	170,652	167,940
Small Cap Growth Fund	11,382,195	1,711,947	(1,609,750)	3,010,918	(4,781,164)	9,714,146	—	8,690
Small Cap Value Fund	13,518,717	2,395,863	574,033	(201,925)	(4,981,165)	11,305,523	182,288	510,319

Total	$339,084,055	$119,738,028	$2,493,648	$46,935,365	$(57,693,647)	$450,557,449	$9,700,059	$12,913,439

Clear Passage 2060 Fund
Core Bond Fund	$9,675,621	$3,212,652	$(248,637)	$481,959	$(926,699)	$12,194,896	$321,699	$—
Equity Index Fund	69,742,800	35,277,261	1,540,811	13,849,974	(8,445,774)	111,965,072	1,473,697	4,231,002
Intermediate Bond Fund	—	3,537,616	(14,047)	66,797	(609,608)	2,980,758	40,027	—
International Fund	33,340,517	15,233,330	(396,223)	5,493,341	(3,263,926)	50,407,039	2,313,127	—
Mid Cap Equity Index Fund	23,391,345	9,942,912	(734,125)	2,232,497	(5,128,253)	29,704,376	386,618	2,076,200
Mid Cap Value Fund	—	3,769,846	1,707	249,290	(328,829)	3,692,014	23,820	53,255
Money Market Fund	1,843,249	676,272	432	3,928	(148,357)	2,375,524	98,036	48
Small Cap Equity Index Fund	5,250,810	2,124,592	59,074	730,538	(483,833)	7,681,181	106,267	103,151
Small Cap Growth Fund	5,647,819	1,341,177	(986,687)	1,721,533	(2,335,469)	5,388,373	—	4,196
Small Cap Value Fund	5,851,132	2,335,967	169,839	46,485	(1,445,078)	6,958,345	96,063	305,333

Total	$154,743,293	$77,451,625	$(607,856)	$24,876,342	$(23,115,826)	$233,347,578	$4,859,354	$6,773,185

Clear Passage 2065 Fund
Core Bond Fund	$1,471,957	$1,070,579	$(110,674)	$137,530	$(521,597)	$2,047,795	$55,638	$—
Equity Index Fund	15,639,527	17,352,144	(209,874)	4,103,598	(3,765,928)	33,119,467	408,020	1,245,913
Intermediate Bond Fund	—	320,482	(872)	4,299	(50,733)	273,176	3,642	—
International Fund	7,800,421	7,429,962	(436,137)	1,807,960	(1,493,439)	15,108,767	655,161	—
Mid Cap Equity Index Fund	5,232,610	4,632,116	(597,520)	970,170	(2,067,805)	8,169,571	101,040	562,421
Mid Cap Value Fund	—	1,787,421	1,056	102,250	(152,202)	1,738,525	11,632	25,270
Money Market Fund	344,064	330,461	197	545	(67,880)	607,387	22,507	12
Small Cap Equity Index Fund	1,260,240	1,077,299	(82,142)	312,226	(220,800)	2,346,823	30,990	31,370

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

4.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2022	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2023	Dividends	Realized Gain, Distributions
Clear Passage 2065 Fund (continued)
Small Cap Growth Fund	$1,088,956	$925,199	$(127,967)	$350,970	$(203,649)	$2,033,509	$—	$1,364
Small Cap Value Fund	1,316,897	1,051,248	(49,746)	106,569	(203,649)	2,221,319	29,585	97,830

Total	$34,154,672	$35,976,911	$(1,613,679)	$7,896,117	$(8,747,682)	$67,666,339	$1,318,215	$1,964,180

Conservative Allocation Fund
Core Bond Fund	$43,378,732	$10,638,519	$(1,619,132)	$2,802,941	$(7,891,319)	$47,309,741	$1,255,017	$—
Equity Index Fund	39,928,041	3,556,809	2,814,199	4,357,055	(10,821,478)	39,834,626	600,234	1,553,659
Intermediate Bond Fund	59,252,216	3,317,958	(1,053,616)	2,270,576	(9,086,659)	54,700,475	1,298,870	—
International Fund	9,425,884	767,790	(302,186)	1,385,299	(3,248,093)	8,028,694	487,206	—
Mid Cap Equity Index Fund	9,495,337	1,898,991	(603,276)	1,044,816	(3,714,083)	8,121,785	121,281	602,127

Total	$161,480,210	$20,180,067	$(764,011)	$11,860,687	$(34,761,632)	$157,995,321	$3,762,608	$2,155,786

Moderate Allocation Fund
Core Bond Fund	$89,997,654	$20,548,164	$(2,821,740)	$5,235,872	$(15,117,635)	$97,842,315	$2,592,061	$—
Equity Index Fund	136,694,533	12,491,605	12,847,507	11,745,600	(32,003,195)	141,776,050	2,081,402	5,459,664
Intermediate Bond Fund	62,183,360	5,488,646	(1,106,897)	2,412,977	(8,983,791)	59,994,295	1,366,988	—
International Fund	41,065,211	3,615,263	(377,895)	5,422,385	(7,989,196)	41,735,768	2,200,822	—
Mid Cap Equity Index Fund	62,972,575	7,388,103	(287,007)	4,150,431	(12,424,553)	61,799,549	850,351	4,416,092

Total	$392,913,333	$49,531,781	$8,253,968	$28,967,265	$(76,518,370)	$403,147,977	$9,091,624	$9,875,756

Aggressive Allocation Fund
Core Bond Fund	$59,969,222	$10,108,312	$(1,317,767)	$2,904,150	$(7,572,086)	$64,091,831	$1,762,188	$—
Equity Index Fund	109,464,837	9,112,159	10,370,445	9,792,482	(20,556,565)	118,183,358	1,729,768	4,589,170
International Fund	47,743,406	3,859,559	(538,265)	6,792,626	(5,579,006)	52,278,320	2,662,466	—
Mid Cap Equity Index Fund	66,244,079	7,517,353	(281,775)	4,422,671	(8,210,518)	69,691,810	939,884	4,981,343
Small Cap Growth Fund	12,400,514	1,908,751	(102,329)	2,066,522	(1,859,668)	14,413,790	—	9,721
Small Cap Value Fund	16,891,218	1,445,833	(157,869)	614,838	(1,859,666)	16,934,354	263,080	783,723

Total	$312,713,276	$33,951,967	$7,972,440	$26,593,289	$(45,637,509)	$335,593,463	$7,357,386	$10,363,957

5.	CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. As of December 31, 2023, shares authorized at par value $0.01 per share were allocated into the 28 series of Funds as follows:

Authorized No. of Shares
Total Shares Allocated
Equity Index Fund	900,000,000
All America Fund	200,000,000
Small Cap Value Fund	475,000,000
Small Cap Growth Fund	570,000,000

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

5.	CAPITAL SHARE ACTIVITY (CONTINUED)

Authorized No. of Shares
Total Shares Allocated
Small Cap Equity Index Fund	200,000,000
Mid Cap Value Fund	100,000,000
Mid Cap Equity Index Fund	1,050,000,000
Balanced Fund	150,000,000
International Fund	1,275,000,000
Catholic Values Index Fund	100,000,000
Retirement Income Fund	270,000,000
Clear Passage 2015 Fund	200,000,000
Clear Passage 2020 Fund	665,000,000
Clear Passage 2025 Fund	1,025,000,000
Clear Passage 2030 Fund	915,000,000
Clear Passage 2035 Fund	845,000,000
Clear Passage 2040 Fund	685,000,000
Clear Passage 2045 Fund	675,000,000
Clear Passage 2050 Fund	470,000,000
Clear Passage 2055 Fund	350,000,000
Clear Passage 2060 Fund	200,000,000
Clear Passage 2065 Fund	100,000,000
Conservative Allocation Fund	215,000,000
Moderate Allocation Fund	370,000,000
Aggressive Allocation Fund	265,000,000
Money Market Fund	425,000,000
Intermediate Bond Fund	840,000,000
Core Bond Fund	1,525,000,000

Sub-Total	15,060,000,000
Shares to be allocated at the discretion of the Board of Directors	3,690,000,000

Total	18,750,000,000

6.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION

Each Fund generally declares dividends at least annually to pay out substantially all of the Fund’s net investment income and net realized short and long term capital gains. All dividends and capital gains distributions are reinvested in additional shares of the distributing Fund, unless a shareholder elects to receive dividends and distributions in cash.

Pursuant to shareholders’ election, substantially all dividend distributions throughout 2023 and 2022 were immediately reinvested into their respective Funds. The tax character of the distributions paid during 2023 and 2022 were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Ordinary Income (a)
2023	$74,340,507	$3,229,269	$6,233,886	$—	$3,041,639
2022	$67,341,484	$3,548,736	$13,532,113	$229	$2,728,310
Long-Term Capital Gains
2023	$198,553,132	$24,273,979	$18,658,025	$313,463	$2,702,262
2022	$117,807,756	$35,566,602	$28,865,059	$22,756,749	$8,356,762

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

6.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	Mid Cap Value Fund	Mid Cap Equity Index Fund	Balanced Fund	International Fund	Catholic Values Index Fund
Ordinary Income (a)
2023	$1,643,172	$23,962,599	$3,840,541	$71,735,676	$67,635
2022	$2,430,631	$26,386,156	$3,714,653	$31,936,057	$57,680
Long-Term Capital Gains
2023	$2,335,943	$103,819,957	$7,280,078	$—	$71,915
2022	$7,918,703	$187,198,819	$8,563,084	$96,513,276	$43,161

	Retirement Income Fund	Clear Passage 2015 Fund	Clear Passage 2020 Fund	Clear Passage 2025 Fund	Clear Passage 2030 Fund
Ordinary Income (a)
2023	$4,925,605	$2,608,079	$12,236,139	$27,254,324	$29,856,781
2022	$3,309,470	$1,904,712	$9,083,352	$18,859,339	$19,500,288
Long-Term Capital Gains
2023	$1,508,309	$1,731,061	$10,663,322	$30,144,200	$44,040,437
2022	$9,079,034	$234,409	$40,501,958	$77,660,333	$82,200,757

	Clear Passage 2035 Fund	Clear Passage 2040 Fund	Clear Passage 2045 Fund	Clear Passage 2050 Fund	Clear Passage 2055 Fund
Ordinary Income (a)
2023	$27,573,276	$22,653,940	$23,182,679	$17,703,503	$9,386,631
2022	$17,845,581	$14,924,068	$15,349,927	$11,500,779	$5,582,814
Long-Term Capital Gains
2023	$37,463,162	$35,943,857	$38,258,264	$33,837,820	$11,465,643
2022	$83,952,773	$80,032,853	$87,153,686	$62,273,858	$30,347,843

	Clear Passage 2060 Fund	Clear Passage 2065 Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary Income (a)
2023	$4,626,021	$1,318,993	$3,632,321	$9,026,965	$7,293,393
2022	$2,360,512	$501,122	$2,856,830	$7,285,030	$5,965,212
Long-Term Capital Gains
2023	$4,962,136	$857,128	$1,961,071	$16,479,762	$18,588,414
2022	$13,975,828	$1,864,391	$9,872,026	$38,348,192	$32,951,326

	Money Market Fund	Intermediate Bond Fund	Core Bond Fund
Ordinary Income (a)
2023	$21,370,350	$20,734,790	$56,075,190
2022	$3,817,537	$12,620,086	$41,632,736
Long-Term Capital Gains
2023	$—	$—	$—
2022	$—	$125,409	$—

Notes:

(a)	Includes distributions from Fund-level net short-term capital gains.

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

6.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

Undistributed net income and gains (losses) — As of December 31, 2023, undistributed net income and undistributed accumulated gain (loss) for federal income tax purposes were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Accumulated undistributed net investment income	$4,446,289	$3,449	$—	$—	$73,260
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$52,746,078	$4,736,968	$—	$(7,277,213)	$1,467,617
Post-October Capital Loss Deferred	$—	$—	$(4,642,513)	$(498,267)	$—

Net unrealized appreciation (depreciation) of investments and futures contracts	$2,396,528,807	$82,851,586	$60,212,577	$46,027,859	$12,770,333

	Mid Cap Value Fund	Mid Cap Equity Index Fund	Balanced Fund	International Fund	Catholic Values Index Fund
Accumulated undistributed net investment income	$57,403	$1,803,651	$14,986	$6,169,751	$3,580
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$2,137,963	$19,151,326	$999,881	$(91,390,480)	$17,946
Post-October Capital Loss Deferred	$—	$—	$—	$(770,403)	$—

Net unrealized appreciation (depreciation) of investments and futures contracts	$25,479,148	$250,064,168	$40,342,837	$104,550,449	$1,167,526

	Retirement Income Fund	Clear Passage 2015 Fund	Clear Passage 2020 Fund	Clear Passage 2025 Fund	Clear Passage 2030 Fund
Accumulated undistributed net investment income	$—	$—	$828	$707	$—
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$1,810,696	$1,411,484	$6,791,243	$20,862,303	$27,720,274
Post-October Capital Loss Deferred	$—	$(733)	$—	$—	$—

Net unrealized appreciation (depreciation) of investments and futures contracts	$(13,921,181)	$(7,160,684)	$(24,522,967)	$(29,725,018)	$2,583,461

	Clear Passage 2035 Fund	Clear Passage 2040 Fund	Clear Passage 2045 Fund	Clear Passage 2050 Fund	Clear Passage 2055 Fund
Accumulated undistributed net investment income	$2,012	$—	$—	$—	$—
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$34,838,732	$31,102,892	$31,846,220	$23,908,542	$12,753,099
Post-October Capital Loss Deferred	$—	$—	$—	$—	$—

Net unrealized appreciation (depreciation) of investments and futures contracts	$25,057,411	$31,242,108	$40,960,198	$22,181,012	$7,156,253

MoA FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

6.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	Clear Passage 2060 Fund	Clear Passage 2065 Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Accumulated undistributed net investment income	$—	$2,193	$—	$—	$—
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$6,466,466	$1,712,992	$2,288,004	$11,447,281	$10,223,046
Post-October Capital Loss Deferred	$—	$—	$—	$—	$—

Net unrealized appreciation (depreciation) of investments and futures contracts	$1,553,880	$1,047,131	$8,637,333	$5,221,773	$11,000,645

	Money Market Fund	Intermediate Bond Fund	Core Bond Fund
Accumulated undistributed net investment income	$630,542	$617,654	$946,696
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$—	$(38,283,763)	$(87,722,088)
Post-October Capital Loss Deferred	$—	$(3,270,441)	$(2,849,019)

Net unrealized appreciation (depreciation) of investments and futures contracts	$—	$(24,707,586)	$(150,349,771)

The difference between the components of distributable earnings for income tax purposes and the amounts reflected in the statements of assets and liabilities arise primarily from federal income tax treatment of wash sales, REITs, PFICs, partnerships, corporate actions and futures contracts.

Reclassifications: U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. For the year ended December 31, 2023, the Funds reclassified amounts primarily relating to tax treatment of paydowns, REITs, PFICs and prior year post financial statement adjustments. These reclassifications have no effect on net assets or net asset values per share.

7.	SUBSEQUENT EVENTS

Management, on behalf of the Investment Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, no additional subsequent events require disclosure and/or adjustment to the financial statements.

MoA FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Directors

MoA Funds Corporation:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the funds listed in the Appendix, each a fund comprising MoA Funds Corporation (formerly Mutual of America Investment Corporation) (the Funds), including the portfolios of investments in securities, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and the transfer agent; when replies were not received from brokers we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Mutual of America investment companies since 2002.

New York, New York

February 26, 2024

Appendix

MoA Equity Index Fund (formerly known as Mutual of America Investment Corporation Equity Index Fund)

MoA All America Fund (formerly known as Mutual of America Investment Corporation All America Fund)

MoA Small Cap Value Fund (formerly known as Mutual of America Investment Corporation Small Cap Value Fund)

MoA Small Cap Growth Fund (formerly known as Mutual of America Investment Corporation Small Cap Growth Fund)

MoA Small Cap Equity Index Fund (formerly known as Mutual of America Investment Corporation Small Cap Equity Index Fund)

MoA Mid Cap Value Fund (formerly known as Mutual of America Investment Corporation Mid Cap Value Fund)

MoA Mid Cap Equity Index Fund (formerly known as Mutual of America Investment Corporation Mid-Cap Equity Index Fund)

MoA Balanced Fund (formerly known as Mutual of America Investment Corporation Composite Fund)

MoA International Fund (formerly known as Mutual of America Investment Corporation International Fund)

MoA Catholic Values Index Fund (formerly known as Mutual of America Investment Corporation Catholic Values Index Fund)

MoA Retirement Income Fund (formerly known as Mutual of America Investment Corporation Retirement Income Fund)

MoA Clear Passage 2015 Fund (formerly known as Mutual of America Investment Corporation 2015 Retirement Fund)

MoA Clear Passage 2020 Fund (formerly known as Mutual of America Investment Corporation 2020 Retirement Fund)

MoA Clear Passage 2025 Fund (formerly known as Mutual of America Investment Corporation 2025 Retirement Fund)

MoA Clear Passage 2030 Fund (formerly known as Mutual of America Investment Corporation 2030 Retirement Fund)

MoA Clear Passage 2035 Fund (formerly known as Mutual of America Investment Corporation 2035 Retirement Fund)

MoA Clear Passage 2040 Fund (formerly known as Mutual of America Investment Corporation 2040 Retirement Fund)

MoA Clear Passage 2045 Fund (formerly known as Mutual of America Investment Corporation 2045 Retirement Fund)

MoA Clear Passage 2050 Fund (formerly known as Mutual of America Investment Corporation 2050 Retirement Fund)

MoA Clear Passage 2055 Fund (formerly known as Mutual of America Investment Corporation 2055 Retirement Fund)

MoA Clear Passage 2060 Fund (formerly known as Mutual of America Investment Corporation 2060 Retirement Fund)

MoA Clear Passage 2065 Fund (formerly known as Mutual of America Investment Corporation 2065 Retirement Fund)

MoA Conservative Allocation Fund (formerly known as Mutual of America Investment Corporation Conservative Allocation Fund)

MoA Moderate Allocation Fund (formerly known as Mutual of America Investment Corporation Moderate Allocation Fund)

MoA Aggressive Allocation Fund (formerly known as Mutual of America Investment Corporation Aggressive Allocation Fund)

MoA Money Market Fund (formerly known as Mutual of America Investment Corporation Money Market Fund)

MoA Intermediate Bond Fund (formerly known as Mutual of America Investment Corporation Mid-Term Bond Fund)

MoA Core Bond Fund (formerly known as Mutual of America Investment Corporation Bond Fund)

MoA FUNDS

ADDITIONAL INFORMATION

Directors and Officers — unaudited

The tables below show information about the Directors and officers of the Investment Company. The address of each Director and officer is c/o MoA Funds, 320 Park Avenue, New York, New York 10022. The Investment Company does not hold regular annual meetings of shareholders, and each Director, except for Mr. Festog and Mr. Grayson who were appointed by the Board of Directors, has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser or Mutual of America. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service.

The Investment Company’s Statement of Additional Information (“SAI”), filed with the Securities and Exchange Commission, contains additional information about the Investment Company’s Directors and Officers. A copy of the latest SAI can be obtained, without charge, by writing to MoA Funds at 320 Park Avenue, New York, NY 10022-6839, by calling 800.468.3785 or through the following websites: mutualofamerica.com or sec.gov.

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Carolyn N. Dolan, age 76	Since April 2011	Executive Vice President, Head of Direct Client Investments, Fiera Capital Inc.; prior thereto Founding Principal and Portfolio Manager, Samson Capital Advisors LLC	Director, Market Street Trust Company; Trustee Fellow, Fordham University

Stanley E. Grayson, age 73	Since November 2017	Vice Chairman and Chief Operating Officer, M.R. Beal & Company (Retired 2014)	Director, TD Bank, N.A.; Director, YMCA of Greater New York; Trustee, College of the Holy Cross; Director, Mother Cabrini Health Foundation

LaSalle D. Leffall, III, age 60	Since April 2011	President and Founder, LDL Financial, LLC	Advisory Board member, Cabot Properties

John W. Sibal, age 71	Since April 2011	President & Chief Executive Officer, Eustis Commercial Mortgage Corporation	Director, Eustis Commercial Mortgage Corporation; Director, New Orleans Recreation Development Foundation

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Margaret M. Smyth, age 60	Since February 2007	Partner, Queensland Investment Corporation (QIC); prior thereto U.S. Chief Financial Officer, National Grid until 2021; prior thereto Vice President of Finance, Con Edison; prior thereto Vice President, Chief Financial Officer, Hamilton Sundstrand, a United Technologies Company	Director, Lilium N.V.; Director, Remitly, Inc.; Director, Frontier Communications; Director, Etsy, Inc.; Director, CenTrio; Director, Renewa; Board of Trustees, Concern Worldwide, USA; Executive Committee, Fordham University President’s Council

William E. Whiston, age 70	Since February 2011	Chief Financial Officer, the Archdiocese of New York; Adjunct Professor in Finance, Fordham University Graduate School of Business; prior thereto Executive Vice President and member, United States Management Board at Allied Irish Bank	Director, Webster Financial Services Corporation; Trustee and Treasurer, Trustees of St. Patrick’s Cathedral in New York City; Trustee, St. Joseph’s Seminary
Interested Director
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Chris W. Festog, Chairman, Chief Executive Officer and Principal Executive Officer, age 62	Since July 2022	Senior Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company since March 2017; Chairman of the Board, President and Chief Executive Officer, MoA Funds since July 2022	Mutual of America Holding Company LLC; Mutual of America Securities LLC

Mr. Festog is an “interested person” as an officer of the Adviser and of affiliates of the Adviser.

Officers
Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Jason A. D’Angelo, Chief Legal Officer, age 51	Since July 2022	Executive Vice President and General Counsel, Mutual of America Life Insurance Company since July 2022; prior thereto Executive Vice President and Deputy General Counsel, Mutual of America Life Insurance Company since February 2022; prior thereto Partner, Herrick Feinstein LLP	None

Richard Fabietti, Assistant Treasurer, age 64	Since October 2023	Vice President, Investor Products, Mutual of America Capital Management LLC since January 2023; prior thereto Senior Vice President, HSBC Global Asset Management (USA) and President, HSBC Funds until 2020	Board Member, Options for Community Living; Former Board Member, Sacramento Braille Transcribers, Inc.

Aferdita Gutierrez, Treasurer, Chief Financial Officer and Principal Financial Officer, age 38	Since July 2022	Executive Vice President, Deputy Treasurer, Mutual of America Life Insurance Company since 2021; prior thereto Senior Vice President, Mutual of America Life Insurance Company	None

Amy Latkin, Secretary, age 46	Since May 2022	Corporate Secretary, MoA Funds and Mutual of America Capital Management LLC since May 2022; Vice President, Associate General Counsel, Mutual of America Life Insurance Company	None

Kyle Medlin, Chief Compliance Officer, age 39	Since July 2008	Senior Vice President and Chief Compliance Officer, Mutual of America Life Insurance Company since April 2023; prior thereto Vice President, Compliance, Mutual of America Life Insurance Company	None

Officers
Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Michelle A. Rozich, Chief Risk Officer, age 50	Since March 2018	Executive Vice President, Enterprise Risk Management and Internal Auditor, since November 2020; prior thereto Senior Vice President and Internal Auditor, Mutual of America Life Insurance Company as of March 2018; Senior Vice President and Internal Auditor, MoA Funds, and Senior Vice President and Internal Auditor, Mutual of America Institutional Funds, Inc. until July 2020; formerly Audit Senior Manager, KPMG LLP	None

R. Jeffrey Young, President, age 59	Since June 2023	Executive Vice President, Mutual of America Capital Management LLC since May 2022; prior thereto Senior Director, FIS Transfer Agency	Former Independent Trustee, Zell Capital

Director Considerations

At their meeting on September 7, 2023, the Board of Directors (the “Board” or the “Directors”) of MoA International Fund (the “Fund”), including by separate vote of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Directors”), approved an amendment (the “Amendment”) to the Fund’s advisory agreement with Mutual of America Capital Management LLC (the “Adviser”) that, if approved by shareholders of the Fund, would increase the rate of the Fund’s management fee from 0.075% of to the rate of 0.40% of the Fund’s net assets, calculated in each case as a daily charge.

In considering whether to approve the Amendment, the Directors took into account a wide variety of information, including all of the information that they had been provided in connection with their most recent consideration of the renewal of the Fund’s Investment Advisory Agreement. A summary of the Directors’ considerations and the conclusions drawn when the Directors most recently determined to renew the Fund’s Investment Advisory Agreement was included in the Fund’s semiannual report for the period ended June 30, 2023, and the information considered at that time and the conclusions then drawn helped to inform the Directors’ evaluation of the Amendment.

In their evaluation of the Amendment, the Directors also considered, among other things, the following information and factors:

•

that the Fund had operated principally as fund-of-funds until January 2022, when the Fund’s principal investment strategies were amended and the Fund began to invest directly in the equity securities of developed market issuers;

•

That the Fund’s existing investment advisory fee was set at a level that was consistent with the Fund operating as a fund-of funds and that the fee was significantly below the median of the investment advisory fee of the peer group of funds with substantially similar principal investment policies and that was presented to them;

•

Information provided by the Adviser regarding the additional portfolio management services and resources required to provide an investment program to the Fund at a time when it is investing principally and directly in developed market equity securities rather than operating principally as a fund-of-funds;

•

Information provided by the Adviser reflecting that the Fund’s advisory fee and total net expense ratio, if amended as proposed, would continue to be substantially below the median of the advisory fees and total net expense ratios of the group of peer funds with substantially similar principal investment strategies that was presented to them;

•

The likely effect on the Adviser’s profitability of the proposed fee change, and the substantial unlikelihood that the Adviser’s profitability would become excessive, or that the fee would require breakpoints to ensure appropriate sharing of economies of scale, prior to the time when the Board would next be asked to consider the renewal of the Fund’s Investment Advisory Agreement;

•

Information regarding the fees and expenses that the Fund incurred indirectly when it invested principally in ETFs and other registered investment companies and the decrease in those fees and expenses that the Fund experienced when the Fund began to invest directly in developed market equity securities beginning in January of 2022;

•	The Adviser’s undertaking to waive of 0.15% of its fee for the first two years following the effective date of the Amendment;

•	The nature, extent, and quality of the services the Adviser has historically provided to the Fund;

•

The Fund’s historical performance record, including since the Fund began to invest directly in equity securities of developed market issuers, and that the Adviser did not expect any changes in the nature, extent or quality of the services it provided under the Investment Advisory Agreement; and

•	The Adviser’s conflict of interest in respect of the proposed amendment to the Investment Advisory Agreement.

After considering all of the information described above and any other information they determined relevant, the Directors, including the Independent Directors, unanimously approved the Amendment and approved its submission to shareholders of the Fund for approval.

Quarterly Portfolio Schedules

Included in this Annual Report are schedules of MoA Funds’ (“Investment Company”) Fund portfolio holdings as of December 31, 2023. The Investment Company files complete schedules of Fund portfolio holdings, excluding the Money Market Fund, with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Investment Company Fund portfolio holdings are also available for the first and third quarters of the most recent fiscal year through the website, mutualofamerica.com.

The Money Market Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Fund portfolio holdings for the prior six months are also available through the website, mutualofamerica.com.

The Form N-PORT and Form N-MFP are available on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A copy of the Investment Company’s proxy voting policies and procedures can be obtained free of charge by calling 800.468.3785. It is also available on the SEC’s website at sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023 is available without charge by calling 800.468.3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call 212.224.1769 or write to:

Mr. Kyle Medlin

Chief Compliance Officer

MoA Funds Corporation

320 Park Avenue

New York, NY 10022-6839

Supplemental Dividend Information — Unaudited

Dividends from the Money Market, Intermediate Bond and Core Bond Funds do not qualify for the corporate dividends received deduction. The following are the percentages of the ordinary dividends distributed in 2023 by the other MoA Funds that qualify for the corporate dividends received deduction:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Ordinary dividend qualifying percentage	90.67%	100.00%	96.99%	0.00%	78.03%

	Mid Cap Value Fund	Mid Cap Equity Index Fund	Balanced Fund	International Fund	Catholic Values Index Fund
Ordinary dividend qualifying percentage	100.00%	72.06%	54.81%	0.00%	100.00%

	Retirement Income Fund	Clear Passage 2015 Fund	Clear Passage 2020 Fund	Clear Passage 2025 Fund	Clear Passage 2030 Fund
Ordinary dividend qualifying percentage	14.06%	15.81%	17.33%	21.42%	25.50%

	Clear Passage 2035 Fund	Clear Passage 2040 Fund	Clear Passage 2045 Fund	Clear Passage 2050 Fund	Clear Passage 2055 Fund
Ordinary dividend qualifying percentage	31.00%	35.64%	37.04%	38.39%	39.22%

	Clear Passage 2060 Fund	Clear Passage 2065 Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary dividend qualifying percentage	40.62%	39.70%	18.23%	29.12%	36.04%

Important tax information — Unaudited:

The following amounts of 2023 MoA Fund long-term capital gains (if any) have been designated as capital gains dividends.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Small Cap Equity Index Fund
Dividends qualifying for reduced long-term capital gains tax rate	$198,553,132	$24,273,979	$18,658,025	$313,463	$2,702,262

	Mid Cap Value Fund	Mid Cap Equity Index Fund	Balanced Fund	International Fund	Catholic Values Index Fund
Dividends qualifying for reduced long-term capital gains tax rate	$2,335,943	$103,819,957	$7,280,078	$0.00	$71,915

	Retirement Income Fund	Clear Passage 2015 Fund	Clear Passage 2020 Fund	Clear Passage 2025 Fund	Clear Passage 2030 Fund
Dividends qualifying for reduced long-term capital gains tax rate	$1,508,309	$1,731,061	$10,663,322	$30,144,200	$44,040,437

	Clear Passage 2035 Fund	Clear Passage 2040 Fund	Clear Passage 2045 Fund	Clear Passage 2050 Fund	Clear Passage 2055 Fund
Dividends qualifying for reduced long-term capital gains tax rate	$37,463,162	$35,943,857	$38,258,264	$33,837,820	$11,465,643

	Clear Passage 2060 Fund	Clear Passage 2065 Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Dividends qualifying for reduced long-term capital gains tax rate	$4,962,136	$857,128	$1,961,071	$16,479,762	$18,588,414

	Money Market Fund	Intermediate Bond Fund	Core Bond Fund
Dividends qualifying for reduced long-term capital gains tax rate	$0.00	$0.00	$0.00

ITEM 2.	CODE OF ETHICS.

MoA Funds Corporation (”MoA Funds”) has adopted a Code of Ethics that applies to its principal executive and financial officers, as well as all Access Persons as defined under Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics consists of two sections. The first section, designated as Section A, is the Code of Ethics required under Rule 17j-1. Section A requires those subject to it to submit periodic reports detailing their securities holdings and transactions (subject to several exemptions contained in the rules) and requires pre-approval for certain securities transactions by such persons, including purchases and sales of reportable securities, investments in initial public offerings and private placements.

The second section, designated as Section B, is to assure compliance with the Code of Ethics requirements of Section 406 of the Sarbanes-Oxley Act of 2002. It applies specifically to MoA Funds’ principal executive and financial officers.

The two sections are not mutually exclusive and must be observed independently by each person to whom they are intended to apply. Section A applies to all individuals while Section B applies to the individuals designated in Section B. Both Sections explicitly require those individuals subject to the provisions of the Code of Ethics to promptly report violations of the Code of Ethics to the Chief Compliance Officer.

There have been no amendments to Section A or B during the period covered by this report.

The Annual Report to Shareholders includes information on how to obtain a copy of the Code of Ethics at no charge.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) MoA Funds’ Board of Directors has determined that one audit committee financial expert serves on its Audit Committee.

(a)

(2) The audit committee financial expert is Margaret M. Smyth. She is a Certified Public Accountant and is currently a Partner at QIC (Queensland Investment Corporation), an ESG-themed global infrastructure investment company, and a member of Deloitte’s Finance Advisory Council. She was formerly U.S. Chief Financial Officer at National Grid. Her experience also includes previously held senior finance positions at Con Edison, Hamilton Sundstrand and United Technologies, and was a partner at Deloitte Touche and Arthur Andersen. Ms. Smyth is considered an independent director.

(a)	(3) Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees:

     2023: $876,262

     2022: $871,273

(b), (c), (d) There were no Audit-Related, Tax or Other Fees.

(e) All non-audit fees are pre-approved by the Audit Committee in advance.

(f), (g), (h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	Not applicable. The complete Schedules of Investment are included as part of the Reports to Stockholders in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

Attached hereto:

(a) (1) Not applicable.
(2) Exhibit 99.CERT	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.
(3) Not applicable.
(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MoA Funds Corporation

By:	/s/ CHRIS W. FESTOG
Chris W. Festog
Chairman of the Board,
Chief Executive Officer and
Principal Executive Officer of
MoA Funds Corporation

Date: March 13, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ CHRIS W. FESTOG
Chris W. Festog
Chairman of the Board,
Chief Executive Officer and
Principal Executive Officer of
MoA Funds Corporation

Date: March 13, 2024

By:	/s/ AFERDITA GUTIERREZ
Aferdita Gutierrez
Treasurer, Chief Financial Officer and
Principal Financial Officer
MoA Funds Corporation

Date: March 13, 2024